UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05387

                        FRANKLIN MUTUAL SERIES FUND INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  06/30/07_
                          ---------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                    JUNE 30, 2007
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    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 VALUE
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                                                    WANT TO RECEIVE
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                                                    FASTER VIA EMAIL?
                MUTUAL BEACON FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your
                               Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different
                               investment approaches, Franklin, Templeton and
                               Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Beacon Fund ........................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   28

Notes to Financial Statements .............................................   32

Meeting of Shareholders ...................................................   47

Shareholder Information ...................................................   50

--------------------------------------------------------------------------------

Semiannual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Beacon Fund's semiannual report for the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a cumulative total return of +9.61% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.92% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2007, the U.S. economy rebounded after an initial slowdown. Gross domestic product growth decelerated to an annualized 0.6% rate in 2007's first quarter. Corporate profits and government spending generally remained robust. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets. In the second quarter, however, growth advanced at an estimated annualized 3.4% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 | Semiannual Report

The unemployment rate began and ended the reporting period at 4.5% while overall job growth slowed in the face of rising labor costs. 2 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Consumer confidence fell to a 10-month low in June. Gasoline prices rose in the first half of 2007 in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Although the rate of core inflation moderated during the six-month reporting period, it rose 2.2% for the 12 months ended June 30, 2007, which was also the 10-year average rate. 3

The Federal Reserve Board kept the federal funds target rate at 5.25% and indicated that inflation pressures remained a key concern. The 10-year Treasury note yield began the period at 4.71%. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. The 10-year Treasury yield reached 5.03% on June 30, 2007.

Outside the U.S., the global economy remained resilient throughout the six-month period. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity remained at record levels.

After global stock market sell-offs in late February and mid-March, markets rebounded in the second quarter amid generally strong corporate earnings reports. Domestically, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +8.76%, and the broader S&P 500 returned +6.92%, while the technology-heavy NASDAQ Composite Index returned +8.20%. 4 Most non-U.S. equity markets ended the six-month period

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core inflation, as measured by the Consumer Price Index, excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                      59.4%
U.K.                                                                       6.5%
France                                                                     5.2%
Germany                                                                    3.9%
Norway                                                                     3.3%
Denmark                                                                    2.5%
Japan                                                                      2.4%
Spain                                                                      2.0%
Belgium                                                                    1.7%
Italy                                                                      1.6%
South Korea                                                                1.4%
Sweden                                                                     1.2%
Other                                                                      3.4%
Short-Term Investments & Other Net Assets                                  5.5%


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                  9.4%
--------------------------------------------------------------------------------
Tobacco                                                                    9.1%
--------------------------------------------------------------------------------
Commercial Banks                                                           8.8%
--------------------------------------------------------------------------------
Media                                                                      7.0%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                   5.9%
--------------------------------------------------------------------------------
Paper & Forest Products                                                    4.4%
--------------------------------------------------------------------------------
Food Products                                                              3.6%
--------------------------------------------------------------------------------
Health Care Providers & Services                                           3.0%
--------------------------------------------------------------------------------
Diversified Financial Services                                             2.6%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                 2.2%
--------------------------------------------------------------------------------

with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.


6 | Semiannual Report

MANAGER'S DISCUSSION

The Fund's outperformance relative to U.S. equity securities as measured by its benchmark, the S&P 500, during the first half of the year was driven by its investments in a wide range of industries, sectors and geographic regions. The Fund benefited from its investment strategy of identifying and analyzing cheap stocks across the U.S. and the more developed nations of the world. The Fund's strongest contributing asset class during the first six months of 2007 was its equity portfolio. Three of our best performing investments were Orkla, a Norwegian conglomerate; Florida East Coast Industries, a railway operator and real estate developer based in its namesake state; and Spain's Altadis, one of the world's largest tobacco firms.

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. This reporting period, long-time Fund holding Orkla was again among the top performing stocks, up more than 62% in local currency during the first half of 2007. The company reported strong operational performance, and its management pursued two transactions that we believe could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 101% in local currency during the six-month reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

Florida East Coast Industries is a Florida-based railroad company with significant real estate interests. After owning Florida East Coast shares for decades, in June 2004 we purchased a significant stake in the company from the DuPont Testamentary Trust as we believed that the stock's valuation did not adequately reflect the company's uniquely positioned assets. In the early part of 2007, railroad stocks, in general, appreciated as investors appeared to focus their attention on these companies' underleveraged balance sheets and the potential to return cash to shareholders by taking on additional leverage. Despite lower carload volumes shipped on the railroad and a general decline in its real estate stocks, Florida East Coast shares rose after the company received an offer to take it private in a leveraged buyout. The takeout offer represented a premium that was nearly 40% above where the stock had traded at the beginning of 2007. For the reporting period, Florida East Coast shares rose nearly 40%.

The tobacco company Altadis was formed in late 1999 when French company Seita merged with the Spain-based Tabacalera. Altadis is the number two market share player in France and Spain, and the Fund has owned shares since late 2000. The company manufactures cigarettes under brand names such as

TOP 10 HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                       2.8%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                             2.7%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                  2.4%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                           2.4%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
U.S. Bancorp                                                               2.2%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
Florida East Coast Industries Inc.                                         1.9%
   ROAD & RAIL, U.S.
--------------------------------------------------------------------------------
Tyco International Ltd.                                                    1.9%
   INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
Fortis                                                                     1.7%
   DIVERSIFIED FINANCIAL SERVICES,
   BELGIUM
--------------------------------------------------------------------------------
Altadis SA                                                                 1.7%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.7%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Ducados, Fortuna, Gauloises and Gitanes. The company's cigar operation, which produces Antonio y Cleopatra, Farias, Hav-A-Tampa and Montecristo brands, is number one worldwide and controls a quarter of the world's cigar market. Our anticipation of further consolidation within the tobacco industry was one of the reasons we continued to hold a stake in Altadis despite the shares having more than doubled in value between the beginning of 2001 and the end of 2006. In March 2007, Altadis received an unsolicited offer from U.K.-based Imperial Tobacco. Should this offer be accepted by the board of Altadis, the combined company will be the fourth largest tobacco company in the world with a 9% market share. Altadis' share price gained more than 25% in local currency during the first six months of the year.

Unfortunately, not every security in the Fund's portfolio appreciated during the period under review. Three U.S.-based investments that failed to meet our expectations were LSI Corp., a semiconductor developer focused on the communications, consumer electronics and data networking markets; Danske Bank, a large Danish banking concern; and U.S. Bancorp, a well-diversified regional bank serving 25 midwestern and western states.

LSI's shares fell nearly 17% during the first half of 2007, after management lowered its outlook for operating profits due to continued softness in industry demand, excess inventories, and underperformance in some segments of Agere Systems, a company LSI acquired in April of 2007.

Danske Bank weighed on performance in the first half of 2007 following a report of higher banking costs in its core Danish business and on concerns of a lending slowdown within the country. As the shares declined 7% in local currency, the pullback in the price of a high-quality company like Danske compelled us to increase our position at what we considered an attractive level.

U.S. Bancorp shares declined nearly 7%, after the company missed first quarter earnings estimates and guided to lower net interest margins in future quarters. Although we believe the company remains undervalued given its business mix, U.S. Bancorp struggled in the face of a relatively flat U.S. yield curve along with other U.S. banks.


8 | Semiannual Report

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]              /s/ Michael J. Embler

                                 Michael J. Embler
                                 Portfolio Manager

[PHOTO OMITTED]              /s/ Christian Correa

                                 Christian Correa
                                 Assistant Portfolio Manager

                                 Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MICHAEL EMBLER, Chief Investment Officer for Franklin Mutual Advisers, LLC, has been portfolio manager for Mutual Beacon Fund since 2005. He also manages another fund for Franklin Mutual Advisers, and has been a member of the management team of the Mutual Series Funds since 2001. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America, Inc.

CHRISTIAN CORREA assumed responsibility as assistant portfolio manager for Mutual Beacon Fund effective January 1, 2007. He has been an analyst for Franklin Mutual Advisors since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: BEGRX)                         CHANGE     6/30/07     12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.46      $18.17       $16.71
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0428
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1244
--------------------------------------------------------------------------------
   TOTAL                            $0.1672
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEBIX)                         CHANGE     6/30/07     12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.42      $18.03       $16.61
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0392
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1244
--------------------------------------------------------------------------------
   TOTAL                            $0.1636
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBBX)                         CHANGE     6/30/07     12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.34      $17.51       $16.17
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0280
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1244
--------------------------------------------------------------------------------
   TOTAL                            $0.1524
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMEX)                         CHANGE     6/30/07     12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.36      $17.82       $16.46
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0293
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1244
--------------------------------------------------------------------------------
   TOTAL                            $0.1537
--------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS Z                                6-MONTH            1-YEAR    5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +9.61%           +24.24%   +96.78%      +203.48%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +9.61%           +24.24%   +14.50%       +11.74%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,961           $12,424   $19,678       $30,348
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             0.85%
-----------------------------------------------------------------------------------------------
CLASS A                                6-MONTH            1-YEAR    5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +9.47%           +23.87%   +93.56%      +193.29%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +3.19%           +16.73%   +12.78%       +10.70%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,319           $11,673   $18,244       $27,638
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.15%
-----------------------------------------------------------------------------------------------
CLASS B                                6-MONTH            1-YEAR    5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +9.09%           +23.00%   +87.34%      +149.13%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +5.09%           +19.00%   +13.13%       +11.34%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,509           $11,900   $18,534       $24,913
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.85%
-----------------------------------------------------------------------------------------------
CLASS C                                6-MONTH            1-YEAR    5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +9.13%           +23.06%   +87.33%      +174.85%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +8.13%           +22.06%   +13.38%       +10.64%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,813           $12,206   $18,733       $27,485
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.85%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                      VALUE 1/1/07       VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,096.10              $4.21
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.78              $4.06
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,094.70              $5.87
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.19              $5.66
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,090.90              $9.38
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.82              $9.05
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,091.30              $9.39
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.82              $9.05
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 0.81%;
A: 1.13%; B: 1.81%; and C: 1.81%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Semiannual Report

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2007                           YEAR ENDED DECEMBER 31,
CLASS Z                                       (UNAUDITED)          2006           2005           2004           2003          2002
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....     $    16.71     $    15.52     $    15.94     $    14.40     $    11.31    $    13.05
                                              --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............           0.26           0.26           0.31           0.30           0.19          0.23
   Net realized and unrealized
     gains (losses) .....................           1.36           2.91           1.16           1.76           3.13         (1.66)
                                              --------------------------------------------------------------------------------------
Total from investment operations ........           1.62           3.17           1.47           2.06           3.32         (1.43)
                                              --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................          (0.04)         (0.28)         (0.30)         (0.37)         (0.23)        (0.20)
   Net realized gains ...................          (0.12)         (1.70)         (1.59)         (0.15)            --         (0.11)
                                              --------------------------------------------------------------------------------------
Total distributions .....................          (0.16)         (1.98)         (1.89)         (0.52)         (0.23)        (0.31)
                                              --------------------------------------------------------------------------------------
Redemption fees .........................             -- f           -- f           -- f           -- f           --            --
                                              --------------------------------------------------------------------------------------
Net asset value, end of period ..........     $    18.17     $    16.71     $    15.52     $    15.94     $    14.40    $    11.31
                                              ======================================================================================

Total return c ..........................           9.61%         20.98%          9.25%         14.52%         29.44%       (11.05)%

RATIOS TO AVERAGE NET ASSETS d

Expenses e ..............................           0.81% g        0.85% g        0.89% g        0.83% g        0.86%         0.80%
Expenses - excluding dividend expense
   on securities sold short .............           0.80% g        0.82% g        0.84% g        0.82% g        0.83%         0.79%
Net investment income ...................           2.99%          1.59%          1.91%          1.99%          1.48%         1.88%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $4,311,963     $3,925,029     $3,433,665     $3,359,389     $3,112,212    $2,572,002
Portfolio turnover rate .................          20.23%         40.72%         35.36%         29.17%         49.61%        52.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Mutual Beacon Fund

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2007                           YEAR ENDED DECEMBER 31,
CLASS A                                       (UNAUDITED)          2006           2005           2004           2003          2002
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....     $    16.61     $    15.44     $    15.87     $    14.34     $    11.27    $    13.01
                                              --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............           0.23           0.21           0.26           0.25           0.14          0.19
   Net realized and unrealized
     gains (losses) .....................           1.35           2.90           1.15           1.75           3.12         (1.66)
                                              --------------------------------------------------------------------------------------
Total from investment operations ........           1.58           3.11           1.41           2.00           3.26         (1.47)
                                              --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................          (0.04)         (0.24)         (0.25)         (0.32)         (0.19)        (0.16)
   Net realized gains ...................          (0.12)         (1.70)         (1.59)         (0.15)            --         (0.11)
                                              --------------------------------------------------------------------------------------
Total distributions .....................          (0.16)         (1.94)         (1.84)         (0.47)         (0.19)        (0.27)
                                              --------------------------------------------------------------------------------------
Redemption fees .........................             -- f           -- f           -- f           -- f           --            --
                                              --------------------------------------------------------------------------------------
Net asset value, end of period ..........     $    18.03     $    16.61     $    15.44     $    15.87     $    14.34    $    11.27
                                              ======================================================================================

Total return c ..........................           9.47%         20.65%          8.89%         14.13%         28.99%       (11.41)%

RATIOS TO AVERAGE NET ASSETS d

Expenses e ..............................           1.13% g        1.15% g        1.22% g        1.18% g        1.21%         1.15%
Expenses - excluding dividend expense
   on securities sold short .............           1.12% g        1.12% g        1.17% g        1.17% g        1.18%         1.14%
Net investment income ...................           2.67%          1.29%          1.58%          1.64%          1.13%         1.53%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $2,811,094     $2,176,658     $1,633,022     $1,462,133     $1,301,620    $  918,983
Portfolio turnover rate .................          20.23%         40.72%         35.36%         29.17%         49.61%        52.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Beacon Fund

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2007                           YEAR ENDED DECEMBER 31,
CLASS B                                       (UNAUDITED)          2006           2005           2004           2003          2002
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....     $    16.17     $    15.09     $    15.54     $    14.06     $    11.07    $    12.80
                                              --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............           0.17           0.10           0.14           0.15           0.05          0.11
   Net realized and unrealized
     gains (losses) .....................           1.32           2.80           1.14           1.71           3.06         (1.63)
                                              --------------------------------------------------------------------------------------
Total from investment operations ........           1.49           2.90           1.28           1.86           3.11         (1.52)
                                              --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................          (0.03)         (0.12)         (0.14)         (0.23)         (0.12)        (0.10)
   Net realized gains ...................          (0.12)         (1.70)         (1.59)         (0.15)            --         (0.11)
                                              --------------------------------------------------------------------------------------
Total distributions .....................          (0.15)         (1.82)         (1.73)         (0.38)         (0.12)        (0.21)
                                              --------------------------------------------------------------------------------------
Redemption fees .........................             -- f           -- f           -- f           -- f           --            --
                                              --------------------------------------------------------------------------------------
Net asset value, end of period ..........     $    17.51     $    16.17     $    15.09     $    15.54     $    14.06    $    11.07
                                              ======================================================================================

Total return c ..........................           9.09%         19.86%          8.17%         13.32%         28.22%       (11.96)%

RATIOS TO AVERAGE NET ASSETS d

Expenses e ..............................           1.81% g        1.85% g        1.89% g        1.83% g        1.86%         1.80%
Expenses - excluding dividend expense
   on securities sold short .............           1.80% g        1.82% g        1.84% g        1.82% g        1.83%         1.79%
Net investment income ...................           1.99%          0.59%          0.91%          0.99%          0.48%         0.88%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $  202,629     $  199,461     $  186,169     $  186,840     $  155,572    $  100,405
Portfolio turnover rate .................          20.23%         40.72%         35.36%         29.17%         49.61%        52.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Beacon Fund

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2007                           YEAR ENDED DECEMBER 31,
CLASS C                                       (UNAUDITED)          2006           2005           2004           2003          2002
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....     $    16.46     $    15.33     $    15.77     $    14.26     $    11.22    $    12.94
                                              --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............           0.17           0.10           0.15           0.14           0.06          0.11
   Net realized and unrealized
     gains (losses) .....................           1.34           2.85           1.14           1.74           3.09         (1.64)
                                              --------------------------------------------------------------------------------------
Total from investment operations ........           1.51           2.95           1.29           1.88           3.15         (1.53)
                                              --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................          (0.03)         (0.12)         (0.14)         (0.23)         (0.11)        (0.08)
   Net realized gains ...................          (0.12)         (1.70)         (1.59)         (0.14)            --         (0.11)
                                              --------------------------------------------------------------------------------------
Total distributions .....................          (0.15)         (1.82)         (1.73)         (0.37)         (0.11)        (0.19)
                                              --------------------------------------------------------------------------------------
Redemption fees .........................             -- f           -- f           -- f           -- f           --            --
                                              --------------------------------------------------------------------------------------
Net asset value, end of period ..........     $    17.82     $    16.46     $    15.33     $    15.77     $    14.26    $    11.22
                                              ======================================================================================

Total return c ..........................           9.13%         19.84%          8.12%         13.39%         28.24%       (11.99)%

RATIOS TO AVERAGE NET ASSETS d

Expenses e ..............................           1.81% g        1.85% g        1.89% g        1.83% g        1.86%         1.79%
Expenses - excluding dividend expense
   on securities sold short .............           1.80% g        1.82% g        1.84% g        1.82% g        1.83%         1.78%
Net investment income ...................           1.99%          0.59%          0.91%          0.99%          0.48%         0.89%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $  948,758     $  825,234     $  697,400     $  658,813     $  579,825    $  443,683
Portfolio turnover rate .................          20.23%         40.72%         35.36%         29.17%         49.61%        52.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect the contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 95.5%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 91.2%
        AIRLINES 0.6%
      a ACE Aviation Holdings Inc., A ....................................       Canada            920,863          $    23,226,951
    a,b ACE Aviation Holdings Inc., A, 144A ..............................       Canada             46,508                1,173,072
      a Northwest Airlines Corp. .........................................   United States         795,838               17,667,604
    a,c Northwest Airlines Corp., Contingent Distribution ................   United States      35,952,000                3,864,840
                                                                                                                    ----------------
                                                                                                                         45,932,467
                                                                                                                    ----------------
        ASSET MANAGEMENT & CUSTODY BANKS 0.4%
        The Bank of New York Co. Inc. ....................................   United States         715,500               29,650,320
                                                                                                                    ----------------
        AUTOMOBILES 1.5%
        General Motors Corp. .............................................   United States       2,392,510               90,436,878
a,d,e,f International Automotive Components Group Brazil LLC .............       Brazil          2,387,711               17,430,290
a,d,e,f International Automotive Components Group Japan LLC ..............       Japan             378,194                3,070,878
a,d,e,f International Automotive Components Group LLC ....................     Luxembourg       10,149,082               10,149,082
a,d,e,f International Automotive Components Group NA LLC .................   United States       3,163,200                3,163,200
                                                                                                                    ----------------
                                                                                                                        124,250,328
                                                                                                                    ----------------
        BEVERAGES 1.7%
        Brown-Forman Corp., A ............................................   United States         308,260               23,387,686
        Brown-Forman Corp., B ............................................   United States         362,618               26,500,123
        Carlsberg AS, A ..................................................      Denmark             74,900                8,676,991
        Carlsberg AS, B ..................................................      Denmark            671,304               81,431,595
                                                                                                                    ----------------
                                                                                                                        139,996,395
                                                                                                                    ----------------
        BUILDING PRODUCTS 0.5%
      a Armstrong World Industries Inc. ..................................   United States         175,109                8,781,716
    a,c Armstrong World Industries Inc., Contingent Distribution .........   United States      19,836,575                  287,630
      a Owens Corning Inc. ...............................................   United States         742,960               24,985,745
    a,d Owens Corning Inc. (restricted) ..................................   United States         347,643               11,106,673
                                                                                                                    ----------------
                                                                                                                         45,161,764
                                                                                                                    ----------------
        CAPITAL MARKETS 0.8%
        Investors Financial Services Corp. ...............................   United States         414,030               25,533,230
        Legg Mason Inc. ..................................................   United States         396,900               39,047,022
                                                                                                                    ----------------
                                                                                                                         64,580,252
                                                                                                                    ----------------
        CHEMICALS 1.0%
    a,c Dow Corning Corp., Contingent Distribution .......................   United States      23,723,548               12,395,554
        Koninklijke DSM NV ...............................................    Netherlands          683,349               33,803,066
        Linde AG .........................................................      Germany            314,170               37,829,835
                                                                                                                    ----------------
                                                                                                                         84,028,455
                                                                                                                    ----------------
        COMMERCIAL BANKS 8.8%
      g Banca Popolare di Verona e Novara SCRL ...........................       Italy           1,191,407               34,409,686
      a Banca Popolare Italiana SCRL .....................................       Italy           1,871,778               28,929,877
        BNP Paribas SA ...................................................       France            561,960               67,202,783
        Danske Bank AS ...................................................      Denmark          1,524,804               62,671,535
a,d,e,h FE Capital Holdings Ltd. .........................................       Japan              14,498               17,703,229
a,d,e,h First Chicago Bancorp ............................................   United States       1,157,143               16,200,002
        Intesa Sanpaolo SpA ..............................................       Italy           8,930,033               66,835,060
        MB Financial Inc. ................................................   United States         585,990               20,357,293


                                                          Semiannual Report | 19

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        COMMERCIAL BANKS (CONTINUED)
        Mitsubishi UFJ Financial Group Inc. ..............................       Japan               5,528          $    61,045,674
  a,d,e NCB Warrant Holdings Ltd., A .....................................       Japan              67,420                7,435,752
        Sumitomo Mitsui Financial Group Inc. .............................       Japan               3,005               28,060,168
        Svenska Handelsbanken AB, A ......................................       Sweden          2,128,005               59,882,901
        Swedbank AB, A ...................................................       Sweden          1,189,565               43,299,909
        U.S. Bancorp .....................................................   United States       5,538,540              182,494,893
        Wachovia Corp. ...................................................   United States         670,170               34,346,213
                                                                                                                    ----------------
                                                                                                                        730,874,975
                                                                                                                    ----------------
        COMMERCIAL SERVICES & SUPPLIES 0.0% j
      a Comdisco Holding Co. Inc. ........................................   United States             630                    7,906
    a,c Comdisco Holding Co. Inc., Contingent Distribution ...............   United States      54,914,113                       --
                                                                                                                    ----------------
                                                                                                                              7,906
                                                                                                                    ----------------
        COMMUNICATIONS EQUIPMENT 1.0%
        Motorola Inc. ....................................................   United States       4,598,700               81,396,990
                                                                                                                    ----------------
        COMPUTERS & PERIPHERALS 1.7%
  a,d,e DecisionOne Corp. ................................................   United States       1,142,353                  814,498
      a Dell Inc. ........................................................   United States       4,061,020              115,942,121
      a Lexmark International Inc., A ....................................   United States         468,900               23,121,459
                                                                                                                    ----------------
                                                                                                                        139,878,078
                                                                                                                    ----------------
        CONSUMER FINANCE 1.1%
  a,d,e Cerberus FIM Investors Auto Finance LLC ..........................   United States       4,250,824                4,278,242
  a,d,e Cerberus FIM Investors Commercial Finance LLC ....................   United States         543,168                  546,671
  a,d,e Cerberus FIM Investors Commercial Mortgage LLC ...................   United States         929,398                  935,393
  a,d,e Cerberus FIM Investors Insurance LLC .............................   United States       4,427,713                4,456,272
  a,d,e Cerberus FIM Investors Rescap LLC ................................   United States       9,391,146                9,451,719
        SLM Corp. ........................................................   United States         787,110               45,321,794
        Takefuji Corp. ...................................................       Japan             870,465               29,261,703
                                                                                                                    ----------------
                                                                                                                         94,251,794
                                                                                                                    ----------------
        CONTAINERS & PACKAGING 1.2%
        Temple-Inland Inc. ...............................................   United States       1,672,900              102,933,537
                                                                                                                    ----------------
        DIVERSIFIED FINANCIAL SERVICES 2.6%
        Citigroup Inc. ...................................................   United States       1,311,470               67,265,296
        Fortis ...........................................................      Belgium          3,374,298              143,990,405
    a,c Marconi Corp., Contingent Distribution ...........................   United Kingdom     42,651,300                       --
                                                                                                                    ----------------
                                                                                                                        211,255,701
                                                                                                                    ----------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
a,d,e,f AboveNet Inc. ....................................................   United States         439,477               17,416,473
a,c,e,f AboveNet Inc., Contingent Distribution ...........................   United States      61,502,000                       --
  a,d,f AboveNet Inc., options to purchase (shares), exercise price
           $20.95, expiration date 9/09/13 ...............................   United States             613                   17,072
a,d,e,f AboveNet Inc., wts., 9/08/08 .....................................   United States          14,770                  490,364
a,d,e,f AboveNet Inc., wts., 9/08/10 .....................................   United States          17,376                  521,280


20 | Semiannual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
        Chunghwa Telecom Co. Ltd., ADR ...................................       Taiwan          1,082,770          $    20,421,042
  a,c,e Global Crossing Holdings Ltd., Contingent Distribution ...........   United States      60,632,757                       --
        Telefonica SA ....................................................       Spain           1,218,475               27,275,849
        Verizon Communications Inc. ......................................   United States       2,209,652               90,971,373
                                                                                                                    ----------------
                                                                                                                        157,113,453
                                                                                                                    ----------------
        ELECTRIC UTILITIES 0.9%
        E.ON AG ..........................................................      Germany            441,388               73,829,513
                                                                                                                    ----------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
        Tyco Electronics Ltd. ............................................   United States         159,100                6,214,446
                                                                                                                    ----------------
        ENERGY EQUIPMENT & SERVICES 1.5%
      a Seadrill Ltd. ....................................................      Bermuda          2,283,800               49,264,049
      a Transocean Inc. ..................................................   United States         725,430               76,881,071
                                                                                                                    ----------------
                                                                                                                        126,145,120
                                                                                                                    ----------------
        FOOD & STAPLES RETAILING 1.9%
        Carrefour SA .....................................................       France          1,069,252               75,453,128
        CVS/Caremark Corp. ...............................................   United States       2,211,114               80,595,105
                                                                                                                    ----------------
                                                                                                                        156,048,233
                                                                                                                    ----------------
        FOOD PRODUCTS 3.6%
        Cadbury Schweppes PLC ............................................   United Kingdom      4,497,511               61,421,516
      h Farmer Brothers Co. ..............................................   United States       1,033,896               23,397,067
        Groupe Danone ....................................................       France            852,980               69,288,472
      a Marine Harvest ...................................................       Norway         72,384,735               78,776,424
        Nestle SA ........................................................    Switzerland          175,235               66,843,621
                                                                                                                    ----------------
                                                                                                                        299,727,100
                                                                                                                    ----------------
        HEALTH CARE EQUIPMENT & SUPPLIES 0.9%
      a Boston Scientific Corp. ..........................................   United States         972,700               14,921,218
        Hillenbrand Industries Inc. ......................................   United States         889,128               57,793,320
                                                                                                                    ----------------
                                                                                                                         72,714,538
                                                                                                                    ----------------
        HEALTH CARE PROVIDERS & SERVICES 3.0%
      a Community Health Systems Inc. ....................................   United States         731,600               29,593,220
a,d,e,f Kindred Healthcare Inc. ..........................................   United States       1,639,289               47,841,010
a,d,e,f Kindred Healthcare Inc., options to purchase (shares):
           exercise price $23.75, expiration date 7/17/11 ................   United States           4,380                   23,801
           exercise price $26.00, expiration date 1/01/12 ................   United States           1,314                    4,184
           exercise price $9.07, expiration date 1/01/13 .................   United States           1,307                   26,282
           exercise price $25.99, expiration date 1/01/14 ................   United States             975                    3,114
           exercise price $27.90, expiration date 1/10/15 ................   United States             542                      696
           exercise price $28.89, expiration date 1/10/16 ................   United States             271                       80
        Omnicare Inc. ....................................................   United States         836,450               30,162,387
        Quest Diagnostics Inc. ...........................................   United States         938,540               48,475,591
      a Tenet Healthcare Corp. ...........................................   United States       8,088,400               52,655,484
      a Triad Hospitals Inc. .............................................   United States         745,400               40,072,704
                                                                                                                    ----------------
                                                                                                                        248,858,553
                                                                                                                    ----------------


                                                          Semiannual Report | 21

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        HOTELS, RESTAURANTS & LEISURE 0.1%
      a Trump Entertainment Resorts Inc. .................................   United States         895,133          $    11,260,773
                                                                                                                    ----------------
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.6%
        Constellation Energy Group .......................................   United States         934,100               81,425,497
        TXU Corp. ........................................................   United States         791,510               53,268,623
                                                                                                                    ----------------
                                                                                                                        134,694,120
                                                                                                                    ----------------
        INDUSTRIAL CONGLOMERATES 5.9%
      f Orkla ASA ........................................................       Norway         10,362,743              196,746,490
        Siemens AG .......................................................      Germany            677,810               97,284,756
        Tyco International Ltd. ..........................................   United States       4,540,860              153,435,659
        Walter Industries Inc. ...........................................   United States       1,392,200               40,318,112
                                                                                                                    ----------------
                                                                                                                        487,785,017
                                                                                                                    ----------------
        INSURANCE 9.4%
      a Alleghany Corp. ..................................................   United States         169,611               68,946,871
        Allianz SE .......................................................      Germany            244,340               57,077,049
      a Berkshire Hathaway Inc., A .......................................   United States             741               81,120,975
      a Berkshire Hathaway Inc., B .......................................   United States          38,925              140,324,625
        Hartford Financial Services Group Inc. ...........................   United States         269,100               26,509,041
        Old Republic International Corp. .................................   United States       2,217,426               47,142,477
  a,d,e Olympus Re Holdings Ltd. .........................................   United States         106,700                  135,509
        Prudential Financial Inc. ........................................   United States         457,620               44,494,393
    d,e Symetra Financial ................................................   United States         511,600               80,832,800
        White Mountains Insurance Group Ltd. .............................   United States         383,121              232,178,988
                                                                                                                    ----------------
                                                                                                                        778,762,728
                                                                                                                    ----------------
        IT SERVICES 0.6%
        First Data Corp. .................................................   United States       1,508,690               49,288,902
                                                                                                                    ----------------
        LEISURE EQUIPMENT & PRODUCTS 0.8%
        Mattel Inc. ......................................................   United States       2,479,452               62,705,341
                                                                                                                    ----------------
        MACHINERY 0.0% j
  a,d,e Motor Coach Industries International Inc., wts., 5/27/09 .........   United States               6                       --
                                                                                                                    ----------------
        MARINE 0.6%
        A P Moller - Maersk AS ...........................................      Denmark              4,291               51,895,301
                                                                                                                    ----------------
        MEDIA 7.1%
    a,c Adelphia Communications Corp., Contingent Distribution ...........   United States      49,329,000               15,615,546
      a Adelphia Recovery Trust ..........................................   United States      48,268,724                4,706,201
    a,c Adelphia Recovery Trust Arahova Contingent Value Vehicle,
          Contingent Distribution ........................................   United States       6,161,087                3,326,987
    a,c Century Communications Corp., Contingent Distribution ............   United States      16,986,000                       --
      a Comcast Corp., A .................................................   United States       1,369,035               38,278,219
        Dow Jones & Co. Inc. .............................................   United States         662,450               38,057,752
      a Liberty Media Holding Corp.-Capital, A ...........................   United States         347,868               40,937,106
        News Corp., A ....................................................   United States       5,881,090              124,737,919
        Sun-Times Media Group Inc., A ....................................   United States         985,458                5,173,654
      a Time Warner Cable Inc., A ........................................   United States       1,025,965               40,187,049
        Time Warner Inc. .................................................   United States       4,186,970               88,093,849


22 | Semiannual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MEDIA (CONTINUED)
    a,e TVMAX Holdings Inc. ..............................................   United States         133,855          $            --
      a Viacom Inc., B ...................................................   United States       1,898,750               79,044,962
        Virgin Media Inc. ................................................   United Kingdom      3,991,350               97,269,199
        WPP Group PLC ....................................................   United Kingdom        589,418                8,860,426
                                                                                                                    ----------------
                                                                                                                        584,288,869
                                                                                                                    ----------------
        METALS & MINING 0.4%
        Arcelor Mittal ...................................................    Netherlands          160,379               10,104,000
d,e,f,h Esmark Inc. ......................................................   United States           7,869                6,291,187
a,d,e,h PMG LLC ..........................................................   United States          29,737               12,757,193
                                                                                                                    ----------------
                                                                                                                         29,152,380
                                                                                                                    ----------------
        MULTI-UTILITIES 2.0%
        KeySpan Corp. ....................................................   United States         901,700               37,853,366
        NorthWestern Corp. ...............................................   United States         391,751               12,461,599
    a,c NorthWestern Corp., Contingent Distribution ......................   United States      11,863,900                1,163,639
      a NorthWestern Corp., wts., 11/01/07 ...............................   United States          21,154                  198,213
        RWE AG ...........................................................      Germany            523,845               55,661,375
        Suez SA ..........................................................       France          1,006,480               57,878,601
                                                                                                                    ----------------
                                                                                                                        165,216,793
                                                                                                                    ----------------
        MULTILINE RETAIL 0.5%
        Dollar General Corp. .............................................   United States       1,856,040               40,684,397
                                                                                                                    ---------------
        OIL, GAS & CONSUMABLE FUELS 0.5%
a,d,e,h Anchor Resources LLC .............................................   United States          69,184                       --
        BP PLC ...........................................................   United Kingdom      1,033,520               12,516,289
        Royal Dutch Shell PLC, A .........................................   United Kingdom        736,309               30,084,955
                                                                                                                    ----------------
                                                                                                                         42,601,244
                                                                                                                    ----------------
        PAPER & FOREST PRODUCTS 4.4%
      a Domtar Corp. .....................................................   United States       3,599,154               40,166,559
        International Paper Co. ..........................................   United States       1,930,820               75,398,521
        MeadWestvaco Corp. ...............................................   United States       1,560,233               55,107,430
        Weyerhaeuser Co. .................................................   United States       2,468,965              194,875,407
                                                                                                                    ----------------
                                                                                                                        365,547,917
                                                                                                                    ----------------
        PHARMACEUTICALS 2.0%
        Pfizer Inc. ......................................................   United States       3,928,130              100,442,284
        Sanofi-Aventis ...................................................       France            781,390               63,557,743
                                                                                                                    ----------------
                                                                                                                        164,000,027
                                                                                                                    ----------------
        REAL ESTATE 1.9%
      a Alexander's Inc. .................................................   United States          38,800               15,684,900
      e Canary Wharf Group PLC ...........................................   United Kingdom     10,069,634               83,320,196
        The St. Joe Co. ..................................................   United States         695,598               32,234,012
        Ventas Inc. ......................................................   United States         608,900               22,072,625
                                                                                                                    ----------------
                                                                                                                        153,311,733
                                                                                                                    ----------------
        ROAD & RAIL 1.9%
  d,e,h Florida East Coast Industries Inc. ...............................   United States       1,967,636              156,366,675
                                                                                                                    ----------------


                                                          Semiannual Report | 23

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
      a LSI Corp. ........................................................   United States       6,914,413          $    51,927,242
                                                                                                                    ----------------
        SOFTWARE 1.7%
        Microsoft Corp. ..................................................   United States       4,637,880              136,678,324
                                                                                                                    ----------------
        SPECIALTY RETAIL 1.1%
        The Home Depot Inc. ..............................................   United States       2,253,250               88,665,387
                                                                                                                    ----------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        Christian Dior SA ................................................       France             72,087                9,387,468
                                                                                                                    ----------------
        THRIFTS & MORTGAGE FINANCE 2.2%
        Hudson City Bancorp Inc. .........................................   United States       3,854,980               47,107,856
        People's United Financial Inc. ...................................   United States       1,692,640               30,010,507
        Sovereign Bancorp Inc. ...........................................   United States       2,146,830               45,383,986
        Washington Mutual Inc. ...........................................   United States       1,327,500               56,604,600
                                                                                                                    ----------------
                                                                                                                        179,106,949
                                                                                                                    ----------------
        TOBACCO 9.1%
        Altadis SA .......................................................       Spain           2,119,782              141,150,510
        Altria Group Inc. ................................................   United States       1,902,149              133,416,731
        British American Tobacco PLC .....................................   United Kingdom      3,659,976              124,811,702
        British American Tobacco PLC, ADR ................................   United Kingdom         40,400                2,793,256
        Imperial Tobacco Group PLC .......................................   United Kingdom      2,532,443              117,334,751
        Japan Tobacco Inc. ...............................................       Japan              10,966               54,137,696
        KT&G Corp. .......................................................    South Korea        1,625,350              114,349,767
      i Reynolds American Inc. ...........................................   United States       1,054,904               68,779,741
                                                                                                                    ----------------
                                                                                                                        756,774,154
                                                                                                                    ----------------
        TRANSPORTATION INFRASTRUCTURE 0.0% j
      a Groupe Eurotunnel SA, wts., 12/30/11 .............................       France          1,570,655                  595,203
                                                                                                                    ----------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $5,238,115,814) .........................................                                            7,535,546,862
                                                                                                                    ----------------
        PREFERRED STOCKS 0.3%
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% j
      d PTV Inc., 10.00%, pfd., A ........................................   United Kingdom        114,246                  605,503
                                                                                                                    ----------------
        METALS & MINING 0.3%
d,e,f,h Esmark Inc., 8.00%, cvt., pfd., A ................................   United States          29,270               27,482,710
                                                                                                                    ----------------
        TOTAL PREFERRED STOCKS (COST $29,612,982) ........................                                               28,088,213
                                                                                                                    ----------------


24 | Semiannual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        OPTIONS PURCHASED 0.3%
        CALL OPTIONS 0.0% j
    a,d Owens Corning Inc., exercise price $37.50, expiration date
           1/02/08, shares ...............................................   United States         310,123          $       387,654
                                                                                                                    ----------------
        PUT OPTIONS 0.3%
      a Dow Jones EUROSTOXX 50, exercise price $4,088.73,
           expiration date 6/20/08, contracts ............................   United States          63,658                9,777,869
      a S & P 500 Index, exercise price $1,375.00, expiration date
           6/21/08, contracts ............................................   United States           3,562               13,517,790
                                                                                                                    ----------------
                                                                                                                         23,295,659
                                                                                                                    ----------------
        TOTAL OPTIONS PURCHASED (COST $19,366,035) .......................                                               23,683,313
                                                                                                                    ----------------

                                                                                             ------------------
                                                                                             PRINCIPAL AMOUNT k
                                                                                             ------------------
        CORPORATE BONDS & NOTES 2.6%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ...........      Canada           1,993,000 CAD            2,044,655
    d,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ........   United States      12,683,413               12,765,221
    d,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
           11/22/13 ......................................................   United States       1,629,506                1,640,016
    d,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
           11/22/13 ......................................................   United States       2,788,196                2,806,180
    d,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ...........   United States      13,283,138               13,368,814
    d,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ..............   United States      28,173,439               28,355,158
    d,e DecisionOne Corp., 12.00%, 4/15/10 ...............................   United States       1,383,971                1,383,971
        Groupe Eurotunnel SA, cvt.,
           3.00%, 7/28/08 ................................................      France              21,700 EUR               67,548
           3.00%, 7/28/08 ................................................      France              24,211 GBP              111,836
           3.00%, 6/28/09 ................................................      France              21,700 EUR               65,346
           3.00%, 6/28/09 ................................................      France              24,211 GBP              108,189
           3.00%, 7/28/10 ................................................      France           5,574,500 EUR           16,409,348
           3.00%, 7/28/10 ................................................      France           5,182,586 GBP           22,638,371
           6.00%, 7/28/10 ................................................      France          11,654,700 EUR           21,215,317
           6.00%, 7/28/10 ................................................      France          14,069,455 GBP           38,004,844
  d,e,f Int'l Automotive Components Group North America LLC, 9.00%,
           4/01/17 .......................................................   United States       1,947,800                1,947,800
  d,e,l Motor Coach Industries International Inc., FRN, 18.36%,
           12/01/08 ......................................................   United States      31,493,424               32,438,226
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .................   United States      17,380,260               17,336,809
      e TVMAX Holdings Inc., PIK,
           11.50%, 9/30/07 ...............................................   United States         291,156                  203,810
           14.00%, 9/30/07 ...............................................   United States         799,288                  559,501
    d,e Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 .................   United States       3,748,000                3,748,000
                                                                                                                    ----------------
        TOTAL CORPORATE BONDS & NOTES (COST $211,831,018) ................                                              217,218,960
                                                                                                                    ----------------
        CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
    l,m Collins & Aikman Products Co.,
           Revolver, FRN, 11.50%, 8/31/09 ................................   United States         446,569                  158,532
           Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ....................   United States       1,061,996                  377,009


                                                          Semiannual Report | 25

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL AMOUNT k/
                                                                                COUNTRY            SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
      m Dana Corp.,
           6.50%, 3/01/09 ................................................   United States        2,594,000         $     2,710,730
           5.85%, 1/15/15 ................................................   United States       11,335,000              10,938,275
           7.00%, 3/01/29 ................................................   United States        2,425,000               2,467,437
           senior note, 7.00%, 3/15/28 ...................................   United States          536,000                 538,680
    e,m Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..........   United States           50,000                     250
                                                                                                                    ----------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
           (COST $13,143,766) ............................................                                               17,190,913
                                                                                                                    ----------------
        GOVERNMENT AGENCIES (COST $75,000,000) 0.9%
      i FHLB, 2.51% - 5.28%, 7/02/07 - 3/05/08 ...........................   United States       75,000,000              74,951,445
                                                                                                                    ----------------
        TOTAL LONG TERM INVESTMENTS
           (COST $5,587,069,615) .........................................                                            7,896,679,706
                                                                                                                    ----------------
        SHORT TERM INVESTMENTS 3.1%
      n INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
        MONEY MARKET FUND (COST $20,158,982) 0.2%

      o Bank of New York Institutional Cash Reserve Fund, 5.308 ..........   United States       20,158,982              20,158,982
                                                                                                                    ----------------
        GOVERNMENT AGENCIES (COST $240,159,320) 2.9%
    i,p FHLB, 7/02/07 - 11/09/07 .........................................   United States      242,370,000             240,224,964
                                                                                                                    ----------------
        TOTAL SHORT TERM INVESTMENTS (COST $260,318,302) .................                                              260,383,946
                                                                                                                    ----------------
        TOTAL INVESTMENTS (COST $5,847,387,917) 98.6% ....................                                            8,157,063,652
        SECURITIES SOLD SHORT (0.9)% .....................................                                              (70,483,031)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.2)% .........                                              (13,031,971)
        OTHER ASSETS, LESS LIABILITIES 2.5% ..............................                                              200,896,322
                                                                                                                    ----------------
        NET ASSETS 100.0% ................................................                                          $ 8,274,444,972
                                                                                                                    ================


26 | Semiannual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
      q SECURITIES SOLD SHORT 0.9%
        ASSET MANAGEMENT & CUSTODY BANKS 0.4%
        Mellon Financial Corp. ...........................................   United States         675,003          $    29,700,132
                                                                                                                    ----------------
        CAPITAL MARKETS 0.3%
        State Street Corp. ...............................................   United States         375,420               25,678,728
                                                                                                                    ----------------
        MEDIA 0.1%
        Tribune Co. ......................................................   United States         230,505                6,776,847
                                                                                                                    ----------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        LVMH Moet Hennessy Louis Vuitton .................................      France              71,930                8,327,324
                                                                                                                    ----------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $68,736,398) ...............                                          $    70,483,031
                                                                                                                    ================

CURRENCY ABBREVIATIONS

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $3,217,727, representing 0.04% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 10 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007, the aggregate value of these securities was $628,365,729, representing 7.59% of net assets.

f See Note 12 regarding other considerations.

g A portion  or all of the  security  is on loan as of June 30,  2007.  See Note
1(g).

h See Note 11 regarding holdings of 5% voting securities.

i See Note 1(f) regarding securities segregated with broker for securities sold short.

j Rounds to less than 0.1% of net assets.

k The principal amount is stated in U.S. dollars unless otherwise indicated.

l The coupon rate shown represents the rate at period end.

m See Note 9 regarding defaulted securities.

n See Note 1(g) regarding securities on loan.

o The rate shown is the annualized seven-day yield at period end.

p The security is traded on a discount basis with no stated coupon rate.

q See Note 1(f) regarding securities sold short.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................................   $5,704,866,921
      Cost - Non-controlled affiliated issuers (Note 11) ............................      120,280,421
      Cost - Controlled affiliated issuers (Note 11) ................................        2,081,593
      Cost - Money Market Fund ......................................................       20,158,982
                                                                                        --------------
      Total cost of investments .....................................................   $5,847,387,917
                                                                                        --------------
      Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $64,419,874 and securities loaned in
        the amount of $19,534,906) ..................................................    7,876,706,607
      Value - Non-controlled affiliated issuers (Note 11) ...........................      247,440,870
      Value - Controlled affiliates (Note 11) .......................................       12,757,193
      Value - Money Market Fund .....................................................       20,158,982
                                                                                        --------------
      Total value of investments ....................................................    8,157,063,652
   Cash .............................................................................          641,814
   Cash on deposit with brokers for securities sold short ...........................      112,905,537
   Cash on deposit held in escrow ...................................................        1,753,000
   Foreign currency, at value (cost $90,970,330) ....................................       90,524,672
   Receivables:
      Investment securities sold ....................................................       48,522,056
      Capital shares sold ...........................................................       13,657,486
      Dividends and interest ........................................................       13,714,466
   Unrealized gain on forward exchange contracts (Note 7) ...........................        5,978,084
   Other assets .....................................................................       11,228,521
                                                                                        --------------
         Total assets ...............................................................    8,455,989,288
                                                                                        --------------
Liabilities:
   Payables:
      Investment securities purchased ...............................................       54,592,089
      Capital shares redeemed .......................................................        7,115,048
      Affiliates ....................................................................        9,362,421
   Securities sold short, at value (proceeds $68,736,398) ...........................       70,483,031
   Payable upon return of securities loaned .........................................       20,158,982
   Unrealized loss on forward exchange contracts (Note 7) ...........................       19,010,055
   Accrued expenses and other liabilities ...........................................          822,690
                                                                                        --------------
         Total liabilities ..........................................................      181,544,316
                                                                                        --------------
            Net assets, at value ....................................................   $8,274,444,972
                                                                                        ==============
Net assets consist of:
   Paid-in capital ..................................................................   $5,603,601,915
   Undistributed net investment income ..............................................       88,687,092
   Net unrealized appreciation (depreciation) .......................................    2,294,643,984
   Accumulated net realized gain (loss) .............................................      287,511,981
                                                                                        --------------
            Net assets, at value ....................................................   $8,274,444,972
                                                                                        ==============


28 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS Z:
   Net assets, at value .............................................................   $4,311,963,078
                                                                                        --------------
   Shares outstanding ...............................................................      237,365,260
                                                                                        --------------
   Net asset value and maximum offering price per share a ...........................   $        18.17
                                                                                        --------------
CLASS A:
   Net assets, at value .............................................................   $2,811,094,106
                                                                                        --------------
   Shares outstanding ...............................................................      155,893,125
                                                                                        --------------
   Net asset value per share a ......................................................   $        18.03
                                                                                        --------------
   Maximum offering price per share (net asset value per share / 94.25%) ............   $        19.13
                                                                                        --------------
CLASS B:
   Net assets, at value .............................................................   $  202,629,309
                                                                                        --------------
   Shares outstanding ...............................................................       11,572,877
                                                                                        --------------
   Net asset value and maximum offering price per share a ...........................   $        17.51
                                                                                        --------------
CLASS C:
   Net assets, at value .............................................................   $  948,758,479
                                                                                        --------------
   Shares outstanding ...............................................................       53,252,581
                                                                                        --------------
   Net asset value and maximum offering price per share a ...........................   $        17.82
                                                                                        ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $6,881,830)
      Unaffiliated issuers ............................................................   $107,082,219
      Non-controlled affiliated issuers (Note 11) .....................................      1,807,479
   Interest Income:
      Unaffiliated issuers ............................................................     23,695,893
      Non-controlled affiliated issuers (Note 11) .....................................         80,586
   Income from securities loaned - net ................................................      1,407,502
   Other income .......................................................................     12,432,332
                                                                                          -------------
            Total investment income ...................................................    146,506,011
                                                                                          -------------
Expenses:
   Management fees (Note 3a) ..........................................................     22,534,882
   Administrative fees (Note 3b) ......................................................      2,919,946
   Distribution fees (Note 3c)
      Class A .........................................................................      3,941,621
      Class B .........................................................................      1,002,099
      Class C .........................................................................      4,410,114
   Transfer agent fees (Note 3e) ......................................................      4,263,656
   Custodian fees (Note 4) ............................................................        431,598
   Reports to shareholders ............................................................        172,698
   Registration and filing fees .......................................................        144,467
   Professional fees ..................................................................        395,103
   Directors' fees and expenses .......................................................         55,744
   Dividends on securities sold short .................................................        537,417
   Other ..............................................................................         82,303
                                                                                          -------------
            Total expenses ............................................................     40,891,648
            Expense reductions (Note 4) ...............................................         (3,174)
                                                                                          -------------
               Net expenses ...........................................................     40,888,474
                                                                                          -------------
                  Net investment income ...............................................    105,617,537
                                                                                          -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers .........................................................    317,941,976
         Controlled affiliated issuers (Note 11) ......................................      1,108,236
      Written options .................................................................         80,134
      Foreign currency transactions ...................................................    (27,444,797)
      Securities sold short ...........................................................     (5,476,473)
      Synthetic equity swaps ..........................................................      3,232,680
                                                                                          -------------
               Net realized gain (loss) ...............................................    289,441,756
                                                                                          -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................................    305,201,440
      Translation of assets and liabilities denominated in foreign currencies .........      2,212,936
                                                                                          -------------
               Net change in unrealized appreciation (depreciation) ...................    307,414,376
                                                                                          -------------
   Net realized and unrealized gain (loss) ............................................    596,856,132
                                                                                          -------------
   Net increase (decrease) in net assets resulting from operations ....................   $702,473,669
                                                                                          =============


30 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   -------------------------------------
                                                                   SIX MONTHS ENDED
                                                                     JUNE 30, 2007       YEAR ENDED
                                                                      (UNAUDITED)     DECEMBER 31, 2006
                                                                   -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................   $    105,617,537     $    86,974,083
      Net realized gain (loss) from investments, written
        options, securities sold short, synthetic equity
        swaps, and foreign currency transactions ...............        289,441,756         593,555,930
      Net change in unrealized appreciation (depreciation) on
        investments and translation of assets and liabilities
        denominated in foreign currencies ......................        307,414,376         538,134,352
                                                                   -------------------------------------
            Net increase (decrease) in net assets resulting
              from operations ..................................        702,473,669       1,218,664,365
                                                                   =====================================
   Distributions to shareholders from:
      Net investment income:
         Class Z ...............................................         (9,998,145)        (61,295,783)
         Class A ...............................................         (6,025,908)        (28,014,668)
         Class B ...............................................           (324,153)         (1,358,698)
         Class C ...............................................         (1,537,570)         (5,635,292)
      Net realized gains:
         Class Z ...............................................        (29,292,897)       (367,390,486)
         Class A ...............................................        (19,080,787)       (199,838,408)
         Class B ...............................................         (1,438,794)        (19,518,901)
         Class C ...............................................         (6,549,784)        (78,148,401)
                                                                   -------------------------------------
   Total distributions to shareholders .........................        (74,248,038)       (761,200,637)
                                                                   -------------------------------------
   Capital share transactions: (Note 2)
         Class Z ...............................................         44,016,386         223,773,762
         Class A ...............................................        434,550,398         419,501,161
         Class B ...............................................        (12,873,985)           (303,929)
         Class C ...............................................         54,132,570          75,680,025
                                                                   -------------------------------------
   Total capital share transactions ............................        519,825,369         718,651,019
                                                                   -------------------------------------

   Redemption fees .............................................             11,428              11,990
                                                                   -------------------------------------
            Net increase (decrease) in net assets ..............      1,148,062,428       1,176,126,737
Net assets:
   Beginning of period .........................................      7,126,382,544       5,950,255,807
                                                                   -------------------------------------
   End of period ...............................................   $  8,274,444,972     $ 7,126,382,544
                                                                   =====================================
Undistributed net investment income included in net assets:
   End of period ...............................................   $     88,687,092     $       955,331
                                                                   =====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series, Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Beacon Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


32 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 33

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


34 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                                                          Semiannual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


36 | Semiannual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 1.55 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                            -------------------------------------------------------------
                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    JUNE 30, 2007                DECEMBER 31, 2006
                                                            -------------------------------------------------------------
                                                              SHARES          AMOUNT          SHARES          AMOUNT
                                                            -------------------------------------------------------------
CLASS Z SHARES:
   Shares sold .........................................     8,786,770   $   154,156,177     9,627,199   $   157,823,087
   Shares issued in reinvestment of distributions ......     1,981,308        36,245,266    22,556,761       353,149,844
   Shares redeemed .....................................    (8,341,316)     (146,385,057)  (21,717,045)     (355,540,167)
                                                            -------------------------------------------------------------
   Net increase (decrease) .............................     2,426,762   $    44,016,386    10,466,915   $   155,432,764
                                                            =============================================================
CLASS A SHARES:
   Shares sold .........................................    32,129,809   $   561,475,447    20,638,795   $   336,110,441
   Shares issued in reinvestment of distributions ......     1,315,745        23,883,458    10,784,005       167,935,388
   Shares redeemed .....................................    (8,615,775)     (150,808,507)  (17,798,261)     (288,613,402)
                                                            -------------------------------------------------------------
   Net increase (decrease) .............................    24,829,779   $   434,550,398    13,624,539   $   215,432,427
                                                            =============================================================
CLASS B SHARES:
   Shares sold .........................................       183,816   $     3,109,982       441,856   $     6,909,193
   Shares issued in reinvestment of distributions ......        90,998         1,605,213     1,187,718        18,082,957
   Shares redeemed .....................................    (1,033,712)      (17,589,180)   (1,309,590)      (20,754,796)
                                                            -------------------------------------------------------------
   Net increase (decrease) .............................      (758,898)  $   (12,873,985)      319,984   $     4,237,354
                                                            =============================================================


                                                          Semiannual Report | 37

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

                                                            -----------------------------------------------------------
                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                   JUNE 30, 2007                 DECEMBER 31, 2006
                                                            -----------------------------------------------------------
                                                              SHARES         AMOUNT           SHARES         AMOUNT
                                                            -----------------------------------------------------------
CLASS C SHARES:
   Shares sold .........................................     5,556,918   $   96,045,849      5,683,466   $  91,278,462
   Shares issued in reinvestment of distributions ......       403,602        7,242,643      4,219,758      65,245,399
   Shares redeemed .....................................    (2,852,144)     (49,155,922)    (6,181,561)    (99,438,876)
                                                            -----------------------------------------------------------
   Net increase (decrease) .............................     3,108,376   $   54,132,570      3,721,663   $  57,084,985
                                                            ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
------------------------------------------------------------------------
       0.600%           Up to and including $5 billion
       0.570%           Over $5 billion, up to and including $7 billion
       0.550%           Over $7 billion, up to and including $10 billion
       0.540%           In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
---------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion


38 | Semiannual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .........................................   0.35%
Class B .........................................   1.00%
Class C .........................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...................................   $1,317,385
Contingent deferred sales charges retained .......................   $  161,555

E. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid $4,263,656, of which $1,945,941 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 39

Mutual Beacon Fund

5. INCOME TAXES

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................   $5,858,435,478
                                                                 ===============

Unrealized appreciation ......................................   $2,413,346,313
Unrealized depreciation ......................................     (114,718,139)
                                                                 ---------------
Net unrealized appreciation (depreciation) ...................   $2,298,628,174
                                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2007, aggregated $2,208,704,151 and $1,470,476,961, respectively.

Transactions in options written during the period ended June 30, 2007, were as follows:

                                                          ---------------------
                                                          NUMBER OF   PREMIUMS
                                                          CONTRACTS   RECEIVED
                                                          ---------------------
Options outstanding at December 31, 2006 ..............         626   $ 70,335
Options written .......................................         100      9,799
Options expired .......................................        (726)   (80,134)
Options exercised .....................................          --         --
Options closed ........................................          --         --
                                                          ---------------------
Options outstanding at June 30, 2007 ..................          --   $     --
                                                          =====================

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2007, the Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------------
                                                      CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                      AMOUNT a       DATE         GAIN          LOSS
--------------------------------------------------------------------------------------------------------
 CONTRACTS TO BUY
       53,048,046   Swedish Krona ...............     7,760,497     8/15/07    $   11,830   $        --
      101,308,000   Taiwan Dollar ...............     3,100,000     9/07/07            --        (5,679)

CONTRACTS TO SELL
      612,500,000   Norwegian Krone .............   102,798,671     7/09/07            --    (1,051,089)
       33,600,448   Swiss Franc .................    27,891,133     7/09/07       365,745            --


40 | Semiannual Report

Mutual Beacon Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-----------------------------------------------------------------------------------------------------
                                                 CONTRACT    SETTLEMENT    UNREALIZED    UNREALIZED
                                                 AMOUNT a       DATE          GAIN          LOSS
-----------------------------------------------------------------------------------------------------
CONTRACTS TO SELL (CONTINUED)
    37,775,000   British Pound .............    74,627,797     7/10/07    $        --   $ (1,226,885)
    66,000,000   Euro ......................    86,898,735     7/13/07             --     (2,469,415)
    20,000,000   Euro ......................    27,188,500     7/18/07        102,504             --
   111,674,411   British Pound .............   222,108,854     8/08/07             --     (2,050,965)
    12,869,549   Euro ......................    17,293,714     8/13/07             --       (151,478)
   235,965,574   Swedish Krona .............    34,751,926     8/15/07        175,467             --
   519,685,436   Swedish Krona .............    74,487,077     8/15/07             --     (1,663,361)
   118,002,396   Euro ......................   157,539,393     8/27/07             --     (2,496,863)
    36,420,794   Norwegian Krone ...........     6,187,500     9/07/07          6,213             --
   612,269,263   Norwegian Krone ...........   102,680,071     9/07/07             --     (1,237,340)
   271,095,000   Taiwan Dollar .............     8,250,000     9/07/07             --        (30,244)
   114,338,957   Euro ......................   152,362,393     9/13/07             --     (2,783,615)
 7,843,074,259   Japanese Yen ..............    68,184,044     9/19/07      3,811,855             --
    69,270,111   Euro ......................    94,742,116     9/24/07        719,530             --
    37,818,808   Euro ......................    51,206,287     9/24/07             --       (126,417)
    25,295,221   Canadian Dollar ...........    23,662,508     9/26/07             --       (139,375)
50,216,826,250   Korean Won ................    53,875,000     9/27/07             --       (619,655)
    22,761,686   Euro ......................    31,024,803    10/18/07        110,258             --
    76,679,110   Euro ......................   103,375,978    10/18/07             --       (768,324)
   706,961,196   Danish Krone ..............   129,646,286    10/23/07        673,600             --
    17,109,344   Danish Krone ..............     3,119,212    10/23/07             --         (2,088)
    56,000,000   Euro ......................    75,180,000    11/26/07             --       (954,461)
     2,450,000   Euro ......................     3,333,250    12/14/07          1,082             --
    80,494,427   Euro ......................   108,423,117    12/14/07             --     (1,061,543)
 7,400,000,000   Japanese Yen ..............    61,258,278    12/19/07             --       (171,258)
                                                                          ---------------------------
    Unrealized gain (loss) on forward exchange contracts .............      5,978,084    (19,010,055)
                                                                          ---------------------------
       Net unrealized gain (loss) on forward exchange contracts ......    $        --   $(13,031,971)
                                                                          ===========================

a In U.S. Dollar unless otherwise indicated.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                          Semiannual Report | 41

Mutual Beacon Fund

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2007, the aggregate value of these securities was $17,190,913, representing 0.20% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                           ACQUISITION
CONTRACTS           ISSUER                                                    DATES               COST           VALUE
--------------------------------------------------------------------------------------------------------------------------
      439,477       AboveNet Inc. ..................................   10/02/01 - 11/25/03   $  20,497,153   $  17,416,473
          613       AboveNet Inc., options to
                      purchase (shares), exercise price
                      $20.95, expiration date 9/09/13 ..............    4/17/06 - 9/08/06               --          17,072
       14,770       AboveNet Inc., wts., 9/08/08 ...................    10/02/01 - 3/15/02       1,836,931         490,364
       17,376       AboveNet Inc., wts., 9/08/10 ...................    10/02/01 - 3/15/02       1,972,095         521,280
       69,184       Anchor Resources LLC ...........................          6/29/04                   --              --
    4,250,824       Cerberus FIM Investors
                      Auto Finance LLC .............................         11/20/06            4,250,824       4,278,242
   12,683,413       Cerberus FIM Investors
                      Auto Finance LLC, 12.00%,
                      11/22/13 .....................................         11/21/06           12,683,413      12,765,221
      543,168       Cerberus FIM Investors
                      Commercial Finance LLC .......................         11/20/06              543,169         546,671
    1,629,506       Cerberus FIM Investors
                      Commercial Finance LLC,
                      12.00%, 11/22/13 .............................         11/20/06            1,629,506       1,640,016


42 | Semiannual Report

Mutual Beacon Fund

10. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                           ACQUISITION
CONTRACTS           ISSUER                                                    DATES               COST           VALUE
--------------------------------------------------------------------------------------------------------------------------
      929,398       Cerberus FIM Investors
                      Commercial Mortgage LLC ......................         11/20/06        $     929,399   $     935,393
    2,788,196       Cerberus FIM Investors
                      Commercial Mortgage LLC,
                      12.00%, 11/22/13 .............................         11/20/06            2,788,196       2,806,180
    4,427,713       Cerberus FIM Investors
                      Insurance LLC ................................         11/20/06            4,427,713       4,456,272
   13,283,138       Cerberus FIM Investors Insurance
                      LLC, 12.00%, 11/22/13 ........................         11/20/06           13,283,138      13,368,814
    9,391,146       Cerberus FIM Investors Rescap
                      LLC ..........................................         11/20/06            9,391,146       9,451,719
   28,173,439       Cerberus FIM Investors Rescap
                      LLC, 12.00%, 11/22/13 ........................         11/20/06           28,173,439      28,355,158
    1,142,353       DecisionOne Corp. ..............................    3/12/99 - 7/18/00          793,798         814,498
    1,383,971       DecisionOne Corp., 12.00%,
                      4/15/10 ......................................    3/12/99 - 4/16/07        2,995,189       1,383,971
        7,869       Esmark Inc. ....................................         7/28/06             8,338,296       6,291,187
       29,270       Esmark Inc., 8.00%, cvt., pfd., A ..............    11/08/04 - 1/11/07      29,270,244      27,482,710
       14,498       FE Capital Holdings Ltd. .......................    8/29/03 - 3/22/07          516,568      17,703,229
    1,157,143       First Chicago Bancorp ..........................         11/16/06           16,200,002      16,200,002
    1,967,636       Florida East Coast Industries Inc. .............    1/17/86 - 7/15/04       46,735,956     156,366,675
    2,387,711       International Automotive
                      Components Group Brazil LLC ..................    4/13/06 - 8/21/06        1,428,931      17,430,290
      378,194       International Automotive
                      Components Group Japan LLC ...................    9/26/06 - 3/27/07        3,286,434       3,070,878
   10,149,082       International Automotive
                      Components Group LLC .........................    1/12/06 - 10/16/06      10,154,061      10,149,082
    3,163,200       International Automotive
                      Components Group NA LLC ......................         3/30/07             3,210,648       3,163,200
    1,947,800       International Automotive
                      Components Group NA LLC,
                      9.00%, 4/01/17 ...............................         3/30/07             1,977,017       1,947,800
    1,639,289       Kindred Healthcare Inc. ........................    4/28/99 - 3/29/06       19,585,289      47,841,010
                    Kindred Healthcare Inc., options
                      to purchase (shares):
        4,380         exercise price $23.75,
                        expiration date 7/17/11 ....................    7/17/02 - 7/17/05               --          23,801
        1,314         exercise price $26.00,
                        expiration date 1/01/12 ....................    1/13/03 - 1/01/06               --           4,184
        1,307         exercise price $9.07,
                        expiration date 1/01/13 ....................    1/01/04 - 1/03/07               --          26,282
          975         exercise price $25.99,
                        expiration date 1/01/14 ....................    1/04/05 - 1/03/07               --           3,114
          542         exercise price $27.90,
                        expiration date 1/10/15 ....................    1/06/06 - 1/09/07               --             696
          271         exercise price $28.89,
                        expiration date 1/10/16 ....................         1/09/07                    --              80
   31,493,424       Motor Coach Industries
                      International Inc., FRN,
                      18.36%, 12/01/08 .............................    5/27/04 - 5/31/07       31,493,424      32,438,226


                                                          Semiannual Report | 43

Mutual Beacon Fund

10. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                           ACQUISITION
CONTRACTS           ISSUER                                                    DATES               COST           VALUE
--------------------------------------------------------------------------------------------------------------------------
            6       Motor Coach Industries
                      International Inc., wts.,
                      5/27/09 ......................................         3/30/07         $          --   $          --
       67,420       NCB Warrant Holdings Ltd., A ...................        12/16/05                    --       7,435,752
      106,700       Olympus Re Holdings Ltd. .......................        12/19/01            10,670,000         135,509
      347,643       Owens Corning Inc. (restricted) ................   10/20/06 - 12/20/06       9,806,465      11,106,673
      310,123       Owens Corning Inc., exercise price
                      $37.50, expiration date
                      1/02/08, shares ..............................        12/20/06                32,455         387,654
       29,737       PMG LLC ........................................         3/22/04             2,081,593      12,757,193
      114,246       PTV Inc., 10.00%, pfd., A ......................   12/07/01 - 3/06/02          342,738         605,503
      511,600       Symetra Financial ..............................         7/27/04            51,160,000      80,832,800
    3,748,000       Wheeling-Pittsburgh Corp., cvt.,
                      6.00%, 11/15/08 ..............................         3/16/07             3,748,000       3,748,000
                                                                                                             -------------
                    TOTAL RESTRICTED SECURITIES (6.72% of Net Assets) ....................................   $ 556,398,874
                                                                                                             =============

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER
                                      OF SHARES/                               NUMBER
                                       PRINCIPAL                             OF SHARES/
                                    AMOUNT HELD AT                            PRINCIPAL        VALUE                      REALIZED
                                       BEGINNING      GROSS       GROSS    AMOUNT HELD AT    AT END OF     INVESTMENT     CAPITAL
NAME OF ISSUER                          OF YEAR     ADDITIONS  REDUCTIONS   END OF PERIOD     PERIOD         INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
PMG LLC ..........................        31,748         --       2,011        29,737      $ 12,757,193    $       --  $   1,108,236

NON-CONTROLLED AFFILIATES
Anchor Resources LLC .............        69,184         --          --        69,184                --            --             --
DecisionOne Corp. ................     1,142,353         --          --     1,142,353                -- b          --             --
DecisionOne Corp., 12.00%,
  4/15/10 ........................     1,329,650     54,321          --     1,383,971                -- b      80,586             --
Esmark Inc. ......................         7,869         --          --         7,869         6,291,187       125,904             --
Esmark Inc., 8.00%, cvt.,
  pdf., A ........................        28,644        626          --        29,270        27,482,710     1,178,649             --
Farmer Brothers Co. ..............     1,033,896         --          --     1,033,896        23,397,067       227,457             --
FE Capital Holdings Ltd. .........        13,981        517          --        14,498        17,703,229            --             --
First Chicago Bancorp ............     1,157,143         --          --     1,157,143        16,200,002            --             --
Florida East Coast Industries
  Inc. ...........................     1,967,636         --          --     1,967,636       156,366,675       275,469             --
                                                                                           -----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES .........................................................  $247,440,870    $1,888,065  $          --
                                                                                           -----------------------------------------
TOTAL AFFILIATED SECURITIES (3.14% of Net Assets) .......................................  $260,198,063    $1,888,065  $   1,108,236
                                                                                           =========================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

b As of June 30, 2007, no longer an affiliate.


44 | Semiannual Report

Mutual Beacon Fund

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 45

Mutual Beacon Fund

14. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


46 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED)

MUTUAL BEACON FUND

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan that provides for the reorganization of the Series Fund from a Maryland Corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) of the Mutual Beacon Fund (the "Fund") and to approve the elimination of certain of the fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series
Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors:

------------------------------------------------------------------------------------------------------------
                                                  % OF         % OF                         % OF       % OF
                                               OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                              FOR             SHARES      SHARES      WITHHELD         SHARES     SHARES
------------------------------------------------------------------------------------------------------------
Edward I. Altman .......   1,210,704,428.298     57.977%     97.748%   27,896,859.065      1.335%     2.252%
Ann Torre Bates ........   1,209,916,510.794     57.939%     97.684%   28,684,776.569      1.373%     2.316%
Burton J. Greenwald ....   1,207,819,500.700     57.838%     97.515%   30,781,786.663      1.474%     2.485%
Bruce A. MacPherson ....   1,207,458,365.509     57.821%     97.486%   31,142,921.854      1.491%     2.514%
Charles Rubens II ......   1,207,490,031.255     57.823%     97.488%   31,111,256.108      1.489%     2.512%
Leonard Rubin ..........   1,206,493,676.220     57.775%     97.408%   32,107,611.143      1.537%     2.592%
Robert E. Wade .........   1,209,575,860.618     57.922%     97.657%   29,025,426.745      1.390%     2.343%
Gregory E. Johnson .....   1,208,290,066.177     57.861%     97.553%   30,311,221.186      1.451%     2.447%
Peter A. Langerman .....   1,210,708,565.729     57.977%     97.748%   27,892,721.634      1.335%     2.252%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

---------------------------------------------------------------------
                                                   % OF        % OF
                                               OUTSTANDING    VOTED
                              SHARES VOTED        SHARES      SHARES
---------------------------------------------------------------------
For ....................     961,560,903.960     46.046%      77.633%
Against ................      32,005,362.174      1.533%       2.584%
Abstain ................      36,579,619.229      1.751%       2.953%
Broker Non-Votes .......     208,455,402.000      9.982%      16.830%
---------------------------------------------------------------------
TOTAL ..................   1,238,601,287.363     59.312%     100.000%
---------------------------------------------------------------------


                                                          Semiannual Report | 47

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL BEACON FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   196,154,814.753     45.760%      76.801%
Against ...........    12,389,634.723      2.890%       4.851%
Abstain ...........     9,032,562.133      2.108%       3.536%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   196,114,480.670     45.751%      76.785%
Against ...........    12,209,797.904      2.848%       4.781%
Abstain ...........     9,252,733.035      2.159%       3.622%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   197,351,725.804     46.039%      77.269%
Against ...........    11,508,918.965      2.685%       4.507%
Abstain ...........     8,716,366.840      2.034%       3.412%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------


48 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL BEACON FUND

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   196,194,405.455     45.769%      76.816%
Against ...........    12,259,373.259      2.860%       4.800%
Abstain ...........     9,123,232.895      2.129%       3.572%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   197,085,029.659     45.977%      77.165%
Against ...........    10,853,589.176      2.532%       4.250%
Abstain ...........     9,638,392.774      2.249%       3.773%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   198,906,625.384     46.402%      77.878%
Against ...........     9,689,819.421      2.260%       3.794%
Abstain ...........     8,980,566.804      2.096%       3.516%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

---------------------------------------------------------------
                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED       SHARES      SHARES
---------------------------------------------------------------
For ...............   194,334,530.594     45.335%      76.088%
Against ...........    13,592,092.948      3.171%       5.322%
Abstain ...........     9,650,388.067      2.252%       3.778%
Broker Non-Votes ..    37,830,272.000      8.825%      14.812%
---------------------------------------------------------------
TOTAL .............   255,407,283.609     59.583%     100.000%
---------------------------------------------------------------


                                                          Semiannual Report | 49

Mutual Beacon Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors (Board), including a majority of the non-interested or independent directors, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held six meetings solely dedicated to the renewal process (one of such meetings was conducted by telephonic conference means and, for the other meetings, those directors unable to attend in person were present by telephonic conference means). Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


50 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that the Fund's long-term performance is a significant component of incentive-based compensation. The directors noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Funds administrative services and transfer agent and shareholder services agreement with affiliates of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 51

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2006. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap core funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2006, and had annualized total returns for the three- and five-year periods in the best performing quintile. The directors noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2006, was in the second best performing quintile and exceeded 11%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2006. The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


52 | Semiannual Report

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap core funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the middle expense quintile of the group.

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong overall performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.


                                                          Semiannual Report | 53

Mutual Beacon Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the upcoming year. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager and its affiliates under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


54 | Semiannual Report

Mutual Beacon Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 55

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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      franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL BEACON FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 S2007 08/07











                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           JUNE 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER                GLOBAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                MUTUAL DISCOVERY FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com. See
                                                     inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                            Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Discovery Fund .....................................................    4

Performance Summary .......................................................   11

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   31

Notes to Financial Statements .............................................   35

Meeting of Shareholders ...................................................   50

Shareholder Information ...................................................   54

--------------------------------------------------------------------------------


Semiannual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks capital appreciation by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's semiannual report for the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a cumulative total return of +12.89% for the six months ended June 30, 2007. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned +6.92% and +9.48% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


4 | Semiannual Report

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity also remained heightened. The total value of deals announced in the first six months of this year was more than $2.6 trillion, on track to eclipse the $3.6 trillion spent on private buyouts and broad corporate consolidation during 2006. 2

With this backdrop, most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       20.0%
France                                                                     12.9%
Germany                                                                     8.9%
U.K.                                                                        8.4%
Norway                                                                      5.7%
South Korea                                                                 5.6%
Switzerland                                                                 4.3%
Hong Kong                                                                   3.6%
Netherlands                                                                 3.4%
Japan                                                                       3.4%
Italy                                                                       2.8%
Denmark                                                                     2.8%
Other                                                                      12.5%
Short-Term Investments & Other Net Assets                                   5.7%

2. Source: Thomson Financial.


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Commercial Banks                                                          10.9%
--------------------------------------------------------------------------------
Tobacco                                                                   10.0%
--------------------------------------------------------------------------------
Food Products                                                              6.6%
--------------------------------------------------------------------------------
Media                                                                      6.0%
--------------------------------------------------------------------------------
Insurance                                                                  5.9%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                   5.1%
--------------------------------------------------------------------------------
Beverages                                                                  4.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                             4.1%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                4.1%
--------------------------------------------------------------------------------
Real Estate                                                                2.9%
--------------------------------------------------------------------------------

perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

Our equity portfolio was the strongest contributor to Fund performance during the six months under review. Three of our best performing investments were Orkla, a Norwegian conglomerate; Kloeckner & Co., a German distributor of steel and metal products; and Florida East Coast Industries, a U.S.-based rail transportation and real estate development company.

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. This reporting period, long-time Fund holding Orkla was again among the top performing


6 | Semiannual Report
stocks, up more than 62% in local currency during the first half of 2007. The company reported strong operational performance, and its management pursued two transactions that we believe could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 101% in local currency during the six-month reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

Kloeckner & Co. is the largest independent metal distributor in Europe and North America. We initiated a position in late 2006 as we found the stock attractively priced and management was willing to take several initiatives that we believe should create value. The company implemented an efficiency program and centralized purchasing intended to increase margins. The sector, which in our opinion is still very fragmented, offers opportunities for small acquisitions that can be, after restructuring, highly earnings accretive. As Kloeckner's management delivered on its program, the stock was re-rated, and ended the period with a gain of 66% in local currency.

Florida East Coast Industries is a Florida-based railroad company with significant real estate interests. After owning Florida East Coast shares for decades, in June 2004 we purchased a significant stake in the company from the DuPont Testamentary Trust as we believed that the stock's valuation did not adequately reflect the company's uniquely positioned assets. In the early part of 2007, railroad stocks, in general, appreciated as investors appeared to focus their attention on these companies' underleveraged balance sheets and the potential to return cash to shareholders by taking on additional leverage. Despite lower carload volumes shipped on the railroad and a general decline in its real estate stocks, Florida East Coast shares rose after the company received an offer to take the company private in a leveraged buyout. The take-out offer represented a premium that was nearly 40% above where the stock had traded at the beginning of 2007. For the reporting period, Florida East Coast shares rose nearly 40%.

TOP 10 HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Orkla ASA                                                                  2.9%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
British American Tobacco PLC                                               2.2%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                 2.1%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
KT&G Corp.                                                                 2.1%
   TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
Carlsberg AS, A & B                                                        1.8%
   BEVERAGES, DENMARK
--------------------------------------------------------------------------------
Carrefour SA                                                               1.7%
   FOOD & STAPLES RETAILING, FRANCE
--------------------------------------------------------------------------------
Japan Tobacco Inc.                                                         1.4%
   TOBACCO, JAPAN
--------------------------------------------------------------------------------
Pernod Ricard SA                                                           1.4%
   BEVERAGES, FRANCE
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                           1.3%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Groupe Danone                                                              1.3%
   FOOD PRODUCTS, FRANCE
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

The Fund had several detractors from performance, including Gammon Lake Resources (now Gammon Gold), a Canada-based gold and silver production and exploration company; CSM, a Dutch bakery supply and food ingredient producer; and Danske Bank, a financial services company based in Denmark.

Gammon Lake stock traded 29% lower in local currency in the first half of 2007 due to the company's disclosure that achieving forecasted operating metrics would be delayed due to start-up problems at its Mexican operations.

CSM's share price eroded nearly 8% in local currency during the period for lack of a material catalyst for growth, and because a previously announced restructuring program was not expected to start to deliver results until the second half of 2007.

Danske Bank weighed on performance in the first half of 2007 following a report of higher banking costs in its core Danish business and on concerns of a lending slowdown within the country. As the shares declined 7% in local currency, the pullback in the price of a high-quality company like Danske compelled us to increase our position at what we considered an attractive level.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


8 | Semiannual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Anne E. Gudefin

                    Anne E. Gudefin, CFA
                    Co-Portfolio Manager

[PHOTO OMITTED]     /s/ Charles M. Lahr

                    Charles M. Lahr, CFA
                    Co-Portfolio Manager

[PHOTO OMITTED]     /s/ Mandana Hormozi

                    Mandana Hormozi
                    Assistant Portfolio Manager

                    Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

--------------------------------------------------------------------------------

ANNE GUDEFIN has been portfolio manager for Mutual Discovery Fund since 2005. She is also portfolio manager for Mutual Qualified Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

CHARLES LAHR, effective January 1, 2007, assumed portfolio manager responsibilities for Mutual Discovery Fund. He has also been portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and Principal Financial Group.

MANDANA HORMOZI, effective January 1, 2007, assumed assistant portfolio manager responsibilities for Mutual Discovery Fund. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

--------------------------------------------------------------------------------


10 | Semiannual Report

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MDISX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.90    $34.35     $30.45
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0317
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0154
--------------------------------------------------------------------------------
       TOTAL                          $0.0471
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDIX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.82    $33.96     $30.14
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0245
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0154
--------------------------------------------------------------------------------
       TOTAL                          $0.0399
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEDBX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.65    $33.20     $29.55
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0055
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0154
--------------------------------------------------------------------------------
       TOTAL                          $0.0209
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEDSX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.69    $33.62     $29.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0088
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0154
--------------------------------------------------------------------------------
       TOTAL                          $0.0242
--------------------------------------------------------------------------------
CLASS R (SYMBOL: TEDRX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.77    $33.70     $29.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0209
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0154
--------------------------------------------------------------------------------
       TOTAL                          $0.0363
--------------------------------------------------------------------------------


                                                          Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS Z 1                              6-MONTH         1-YEAR      5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +12.89%        +28.65%    +128.60%       +252.46%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +12.89%        +28.65%     +17.98%        +13.43%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,289        $12,865    $ 22,860       $ 35,246
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.05%
----------------------------------------------------------------------------------------------
CLASS A 1                              6-MONTH         1-YEAR      5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +12.74%        +28.27%    +124.84%       +240.39%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +6.25%        +20.87%     +16.21%        +12.36%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,625        $12,087    $ 21,193       $ 32,081
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.36%
----------------------------------------------------------------------------------------------
CLASS B 1                              6-MONTH         1-YEAR      5-YEAR   INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +12.35%        +27.39%    +117.53%       +206.91%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +8.35%        +23.39%     +16.60%        +14.11%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,835        $12,339    $ 21,553       $ 30,691
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             2.05%
----------------------------------------------------------------------------------------------
CLASS C 1                              6-MONTH         1-YEAR      5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +12.38%        +27.39%    +117.54%       +219.19%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +11.38%        +26.39%     +16.82%        +12.31%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,138        $12,639    $ 21,754       $ 31,919
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             2.05%
----------------------------------------------------------------------------------------------
CLASS R                                6-MONTH         1-YEAR      5-YEAR   INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +12.61%        +27.97%    +122.96%       +124.08%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +12.61%        +27.97%     +17.39%        +15.83%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,261        $12,797    $ 22,296       $ 33,464
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.55%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
CLASS Z                                         VALUE 1/1/07     VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
-------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,128.90           $ 5.28
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,019.84           $ 5.01
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,127.40           $ 6.91
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,018.30           $ 6.56
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,123.50           $10.53
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,014.88           $ 9.99
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,123.80           $10.53
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,014.88           $ 9.99
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,126.10           $ 7.91
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,017.36           $ 7.50
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 1.00%;
A: 1.31%; B: 2.00%; C: 2.00%; and R: 1.50%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 15

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                            ---------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS Z                                        (UNAUDITED)            2006          2005          2004          2003         2002
                                            ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ....   $          30.45    $    26.28    $    24.26    $    20.81    $    16.16   $    18.19
                                            ---------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............               0.43          0.67          0.37          0.41          0.28         0.33
   Net realized and unrealized gains
      (losses) ..........................               3.52          5.36          3.43          3.58          4.80        (1.96)
                                            ---------------------------------------------------------------------------------------
Total from investment operations ........               3.95          6.03          3.80          3.99          5.08        (1.63)
                                            ---------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................              (0.03)        (0.63)        (0.44)        (0.54)        (0.43)       (0.32)
   Net realized gains ...................              (0.02)        (1.23)        (1.34)           --            --        (0.08)
                                            ---------------------------------------------------------------------------------------
Total distributions .....................              (0.05)        (1.86)        (1.78)        (0.54)        (0.43)       (0.40)
                                            ---------------------------------------------------------------------------------------
Redemption fees .........................                 -- f          -- f          -- f          -- f          --           --
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period ..........   $          34.35    $    30.45    $    26.28    $    24.26    $    20.81   $    16.16
                                            =======================================================================================

Total return c ..........................              12.89%        23.43%        15.70%        19.39%        31.55%       (9.06)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ..............................               1.00% g       1.05% g       1.07% g       1.07% g       1.11%        1.04%
Expenses - excluding dividend expense
   on securities sold short .............               0.99% g       1.02% g       1.04% g       1.06% g       1.08%        1.03%
Net investment income ...................               2.71%         2.28%         1.42%         1.87%         1.55%        1.88%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......   $      4,560,762    $3,923,802    $3,033,756    $2,578,585    $2,168,161   $1,673,786
Portfolio turnover rate .................              11.70%        22.27%        25.69%        34.34%        46.34%       40.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Discovery Fund

                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS A                                        (UNAUDITED)            2006          2005          2004          2003        2002
                                            -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ....   $          30.14    $    26.04    $    24.07    $    20.67    $    16.06   $  18.08
                                            -------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............               0.39          0.55          0.27          0.33          0.21       0.27
   Net realized and unrealized gains
      (losses) ..........................               3.47          5.34          3.41          3.54          4.78      (1.95)
                                            -------------------------------------------------------------------------------------
Total from investment operations ........               3.86          5.89          3.68          3.87          4.99      (1.68)
                                            -------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................              (0.02)        (0.56)        (0.37)        (0.47)        (0.38)     (0.26)
   Net realized gains ...................              (0.02)        (1.23)        (1.34)           --            --      (0.08)
                                            -------------------------------------------------------------------------------------
Total distributions .....................              (0.04)        (1.79)        (1.71)        (0.47)        (0.38)     (0.34)
                                            -------------------------------------------------------------------------------------
Redemption fees .........................                 -- f          -- f          -- f          -- f          --         --
                                            -------------------------------------------------------------------------------------
Net asset value, end of period ..........   $          33.96    $    30.14    $    26.04    $    24.07    $    20.67   $  16.06
                                            -------------------------------------------------------------------------------------

Total return c ..........................              12.74%        23.02%        15.29%        18.98%        31.13%     (9.39)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ..............................               1.31% g       1.36% g       1.42% g       1.42% g       1.46%      1.39%
Expenses - excluding dividend expense
   on securities sold short .............               1.30% g       1.33% g       1.39% g       1.41% g       1.43%      1.38%
Net investment income ...................               2.40%         1.97%         1.07%         1.52%         1.20%      1.53%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......   $      8,298,816    $6,128,353    $3,545,288    $2,106,695    $1,439,579   $925,278
Portfolio turnover rate .................              11.70%        22.27%        25.69%        34.34%        46.34%     40.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Discovery Fund

                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS B                                        (UNAUDITED)            2006          2005          2004          2003         2002
                                            --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ....   $          29.55    $    25.57    $    23.67    $    20.35    $    15.85   $   17.87
                                            --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............               0.26          0.38          0.11          0.18          0.09        0.16
   Net realized and unrealized gains
      (losses) ..........................               3.42          5.19          3.33          3.49          4.69       (1.92)
                                            --------------------------------------------------------------------------------------
Total from investment operations ........               3.68          5.57          3.44          3.67          4.78       (1.76)
                                            --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................              (0.01)        (0.36)        (0.20)        (0.35)        (0.28)      (0.18)
   Net realized gains ...................              (0.02)        (1.23)        (1.34)           --            --       (0.08)
                                            --------------------------------------------------------------------------------------
Total distributions .....................              (0.03)        (1.59)        (1.54)        (0.35)        (0.28)      (0.26)
                                            --------------------------------------------------------------------------------------
Redemption fees .........................                 -- f          -- f          -- f          -- f          --          --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period ..........   $          33.20    $    29.55    $    25.57    $    23.67    $    20.35   $   15.85
                                            --------------------------------------------------------------------------------------

Total return c ..........................              12.35%        22.16%        14.59%        18.22%        30.22%      (9.94)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ..............................               2.00% g       2.05% g       2.07% g       2.07% g       2.11%       2.04%
Expenses - excluding dividend expense
   on securities sold short .............               1.99% g       2.02% g       2.04% g       2.06% g       2.08%       2.03%
Net investment income ...................               1.71%         1.28%         0.42%         0.87%         0.55%       0.88%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......   $        298,529    $  274,181    $  225,158    $  186,841    $  115,801   $  64,747
Portfolio turnover rate .................              11.70%        22.27%        25.69%        34.34%        46.34%      40.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Discovery Fund

                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS C                                        (UNAUDITED)            2006          2005          2004          2003         2002
                                            --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ....   $          29.93    $    25.90    $    23.97    $    20.59    $    16.02   $   18.03
                                            --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............               0.27          0.36          0.11          0.19          0.10        0.16
   Net realized and unrealized gains
      (losses) ..........................               3.45          5.28          3.38          3.53          4.73       (1.94)
                                            --------------------------------------------------------------------------------------
Total from investment operations ........               3.72          5.64          3.49          3.72          4.83       (1.78)
                                            --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................              (0.01)        (0.38)        (0.22)        (0.34)        (0.26)      (0.15)
   Net realized gains ...................              (0.02)        (1.23)        (1.34)           --            --       (0.08)
                                            --------------------------------------------------------------------------------------
Total distributions .....................              (0.03)        (1.61)        (1.56)        (0.34)        (0.26)      (0.23)
                                            --------------------------------------------------------------------------------------
Redemption fees .........................                 -- f          -- f          -- f          -- f          --          --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period ..........   $          33.62    $    29.93    $    25.90    $    23.97    $    20.59   $   16.02
                                            --------------------------------------------------------------------------------------

Total return c ..........................              12.38%        22.17%        14.56%        18.17%        30.29%      (9.98)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ..............................               2.00% g       2.05% g       2.07% g       2.07% g       2.11%       2.03%
Expenses - excluding dividend expense
   on securities sold short .............               1.99% g       2.02% g       2.04% g       2.06% g       2.08%       2.02%
Net investment income ...................               1.71%         1.28%         0.42%         0.87%         0.55%       0.89%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......   $      2,919,744    $2,242,348    $1,435,702    $  968,934    $  725,489   $ 525,375
Portfolio turnover rate .................              11.70%        22.27%        25.69%        34.34%        46.34%      40.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Discovery Fund

                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                              JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS R                                        (UNAUDITED)            2006          2005          2004          2003       2002 h
                                            --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ....   $          29.93    $    25.88    $    23.94    $    20.57    $    16.01   $   18.08
                                            --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............               0.35          0.50          0.22          0.29          0.17        0.25
   Net realized and unrealized gains
      (losses) ..........................               3.46          5.29          3.40          3.54          4.76       (1.95)
                                            --------------------------------------------------------------------------------------
Total from investment operations ........               3.81          5.79          3.62          3.83          4.93       (1.70)
                                            --------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................              (0.02)        (0.51)        (0.34)        (0.46)        (0.37)      (0.29)
   Net realized gains ...................              (0.02)        (1.23)        (1.34)           --            --       (0.08)
                                            --------------------------------------------------------------------------------------
Total distributions .....................              (0.04)        (1.74)        (1.68)        (0.46)        (0.37)      (0.37)
                                            --------------------------------------------------------------------------------------
Redemption fees .........................                 -- f          -- f          -- f          -- f          --          --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period ..........   $          33.70    $    29.93    $    25.88    $    23.94    $    20.57   $   16.01
                                            --------------------------------------------------------------------------------------

Total return c ..........................              12.61%        22.78%        15.13%        18.84%        30.87%      (9.49)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ..............................               1.50% g       1.55% g       1.57% g       1.57% g       1.61%       1.54%
Expenses - excluding dividend expense
   on securities sold short .............               1.49% g       1.52% g       1.54% g       1.56% g       1.58%       1.54%
Net investment income ...................               2.21%         1.78%         0.92%         1.37%         1.05%       1.38%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......   $        245,932    $  175,790    $   99,501    $   46,690    $   19,546   $   3,932
Portfolio turnover rate .................              11.70%        22.27%        25.69%        34.34%        46.34%      40.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period January 2, 2002 (effective date) to December 31, 2002.


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 94.9%
          COMMON STOCKS AND OTHER EQUITY INTERESTS 92.0%
          AIRLINES 0.5%
        a ACE Aviation Holdings Inc., A .....................................       Canada           1,277,511      $    32,222,693
      a,b ACE Aviation Holdings Inc., A, 144A ...............................       Canada              64,416            1,624,766
        a Northwest Airlines Corp. ..........................................   United States        1,530,934           33,986,735
      a,c Northwest Airlines Corp., Contingent Distribution .................   United States       69,160,000            7,434,700
                                                                                                                    ---------------
                                                                                                                         75,268,894
                                                                                                                    ---------------
          ASSET MANAGEMENT & CUSTODY BANKS 0.2%
          The Bank of New York Co. Inc. .....................................   United States          945,200           39,169,088
                                                                                                                    ---------------
          AUTOMOBILES 0.4%
          Hero Honda Motors Ltd. ............................................       India            1,042,903           17,728,707
a,d,e,f,g International Automotive Components Group Brazil LLC ..............       Brazil           3,204,016           23,389,317
a,d,e,f,g International Automotive Components Group Japan LLC ...............       Japan              650,533            5,282,230
  a,d,f,g International Automotive Components Group LLC .....................     Luxembourg        13,618,870           13,618,870
a,d,e,f,g International Automotive Components Group NA LLC ..................   United States        5,638,800            5,638,800
                                                                                                                    ---------------
                                                                                                                         65,657,924
                                                                                                                    ---------------
          BEVERAGES 4.7%
          Brown-Forman Corp., A .............................................   United States          143,200           10,864,584
          Brown-Forman Corp., B .............................................   United States          391,650           28,621,782
          Carlsberg AS, A ...................................................      Denmark             113,300           13,125,541
          Carlsberg AS, B ...................................................      Denmark           2,348,253          284,851,553
          Fomento Economico Mexicano SAB de CV, ADR .........................       Mexico           3,150,684          123,884,895
          Lotte Chilsung Beverage Co. Ltd. ..................................    South Korea            55,692           71,672,030
          Pernod Ricard SA ..................................................       France           1,025,128          227,465,567
                                                                                                                    ---------------
                                                                                                                        760,485,952
                                                                                                                    ---------------
          BUILDING PRODUCTS 0.8%
        a Armstrong World Industries Inc. ...................................   United States          195,954            9,827,093
      a,c Armstrong World Industries Inc., Contingent Distribution ..........   United States       22,185,050              321,683
          KCC Corp. .........................................................    South Korea           219,683           99,866,717
        a Owens Corning Inc. ................................................   United States          149,900            5,041,137
      a,d Owens Corning Inc. (restricted) ...................................   United States          600,722           19,192,167
                                                                                                                    ---------------
                                                                                                                        134,248,797
                                                                                                                    ---------------
          CAPITAL MARKETS 0.8%
          Investors Financial Services Corp. ................................   United States          771,759           47,594,377
          Legg Mason Inc. ...................................................   United States          852,120           83,831,566
                                                                                                                    ---------------
                                                                                                                        131,425,943
                                                                                                                    ---------------
          CHEMICALS 2.9%
      a,c Dow Corning Corp., Contingent Distribution ........................   United States       14,735,153            7,699,118
          K+S AG ............................................................      Germany             671,638          103,307,261
          Linde AG ..........................................................      Germany           1,662,431          200,176,627
          Sika AG ...........................................................    Switzerland            77,000          157,573,773
                                                                                                                    ---------------
                                                                                                                        468,756,779
                                                                                                                    ---------------


                                                          Semiannual Report | 21

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL BANKS 10.9%
          ABN Amro Holding NV ...............................................    Netherlands         3,719,846      $   171,422,658
        h Banca Popolare di Verona e Novara SCRL ............................       Italy            4,419,397          127,639,055
        a Banca Popolare Italiana SCRL ......................................       Italy            7,921,970          122,440,599
          Bank of Ireland ...................................................      Ireland           1,707,777           34,600,240
          BNP Paribas SA ....................................................       France           1,636,082          195,653,185
          Chinatrust Financial Holding Co. Ltd. .............................       Taiwan          83,784,040           65,512,261
          Danske Bank AS ....................................................      Denmark           3,875,695          159,296,379
  a,d,e,f FE Capital Holdings Ltd. ..........................................       Japan               12,017           14,673,391
          First Community Bancorp ...........................................   United States          518,434           29,659,609
          Intesa Sanpaolo SpA ...............................................       Italy           13,008,438           97,359,073
        a Investors Bancorp Inc. ............................................   United States            1,775               23,838
          Mitsubishi UFJ Financial Group Inc. ...............................       Japan               11,055          122,080,305
    a,d,f NCB Warrant Holdings Ltd., A ......................................       Japan               55,890            6,164,108
          Societe Generale, A ...............................................       France             773,452          143,965,012
          Sumitomo Mitsui Financial Group Inc. ..............................       Japan               12,485          116,582,761
          Svenska Handelsbanken AB, A .......................................       Sweden           3,204,537           90,176,937
          Swedbank AB, A ....................................................       Sweden           2,813,350          102,405,331
          Unione Di Banche Italiane SCPA ....................................       Italy            1,785,203           45,543,364
          U.S. Bancorp ......................................................   United States        4,265,340          140,542,953
                                                                                                                    ---------------
                                                                                                                      1,785,741,059
                                                                                                                    ---------------
          COMMERCIAL SERVICES & SUPPLIES 0.1%
        a Comdisco Holding Co. Inc. .........................................   United States              478                5,999
      a,c Comdisco Holding Co. Inc., Contingent Distribution ................   United States       41,726,153                   --
          Fursys Inc. .......................................................    South Korea           547,260           16,141,179
                                                                                                                    ---------------
                                                                                                                         16,147,178
                                                                                                                    ---------------
          COMPUTERS & PERIPHERALS 0.2%
    a,d,f DecisionOne Corp. .................................................   United States          359,884              256,597
        a Dell Inc. .........................................................   United States        1,126,340           32,157,007
                                                                                                                    ---------------
                                                                                                                         32,413,604
                                                                                                                    ---------------
          CONSTRUCTION MATERIALS 1.0%
          Ciments Francais SA ...............................................       France             399,572           92,219,335
          Hanil Cement Co. Ltd. .............................................    South Korea           331,250           41,052,197
          Rinker Group Ltd. .................................................     Australia          2,069,142           33,051,428
                                                                                                                    ---------------
                                                                                                                        166,322,960
                                                                                                                    ---------------
          CONSUMER FINANCE 1.0%
    a,d,f Cerberus FIM Investors Auto Finance LLC ...........................   United States        6,498,835            6,540,752
    a,d,f Cerberus FIM Investors Commercial Finance LLC .....................   United States          830,418              835,774
    a,d,f Cerberus FIM Investors Commercial Mortgage LLC ....................   United States        1,420,903            1,430,068
    a,d,f Cerberus FIM Investors Insurance LLC ..............................   United States        6,769,270            6,812,932
    a,d,f Cerberus FIM Investors Rescap LLC .................................   United States       14,357,573           14,450,179
          SLM Corp. .........................................................   United States        1,313,860           75,652,059
          Takefuji Corp. ....................................................       Japan            1,622,179           54,531,453
                                                                                                                    ---------------
                                                                                                                        160,253,217
                                                                                                                    ---------------


22 | Semiannual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DISTRIBUTORS 0.3%
          Compania de Distribucion Integral Logista SA ......................       Spain              564,170      $    43,522,215
                                                                                                                    ---------------
          DIVERSIFIED CONSUMER SERVICES 0.1%
          H&R Block Inc. ....................................................   United States          473,830           11,073,407
                                                                                                                    ---------------
          DIVERSIFIED FINANCIAL SERVICES 4.1%
          Citigroup Inc. ....................................................   United States          561,610           28,804,977
          Deutsche Boerse AG ................................................      Germany           1,269,126          143,851,934
          Fortis ............................................................      Belgium           5,096,396          217,476,975
          Guinness Peat Group PLC ...........................................    New Zealand        27,286,699           43,343,992
          Jardine Matheson Holdings Ltd. ....................................     Hong Kong          4,554,012          108,385,486
          Jardine Strategic Holdings Ltd. ...................................     Hong Kong         10,060,600          133,805,980
      a,c Marconi Corp., Contingent Distribution ............................   United Kingdom      33,909,700                   --
      a,b Spinrite Income Fund, 144A ........................................       Canada             274,300              373,495
                                                                                                                    ---------------
                                                                                                                        676,042,839
                                                                                                                    ---------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
  a,d,f,g AboveNet Inc. .....................................................   United States          332,512           13,177,451
  a,c,f,g AboveNet Inc., Contingent Distribution ............................   United States       46,367,000                   --
    a,d,g AboveNet Inc., options to purchase (shares), exercise price
             $20.95, expiration date 9/09/13 ................................   United States              464               12,922
  a,d,f,g AboveNet Inc., wts., 9/08/08 ......................................   United States           11,105              368,686
  a,d,f,g AboveNet Inc., wts., 9/08/10 ......................................   United States           13,066              391,980
          Belgacom ..........................................................      Belgium             967,550           43,016,487
          Chunghwa Telecom Co. Ltd., ADR ....................................       Taiwan           2,902,333           54,738,000
    a,c,f Global Crossing Holdings Ltd., Contingent Distribution ............   United States       45,658,716                   --
          Koninklijke (Royal) KPN NV ........................................    Netherlands         4,511,679           75,227,226
                                                                                                                    ---------------
                                                                                                                        186,932,752
                                                                                                                    ---------------
          ELECTRIC UTILITIES 0.6%
          E.ON AG ...........................................................      Germany             597,820           99,995,377
                                                                                                                    ---------------
          ENERGY EQUIPMENT & SERVICES 4.1%
        a Bergesen Worldwide Offshore Ltd. ..................................       Norway          18,666,535           87,967,601
          Bourbon SA ........................................................       France           1,031,595           64,712,068
        a Compagnie Generale de Geophysique SA ..............................       France             580,532          146,091,564
          Petroleum Geo-Services ASA ........................................       Norway           1,796,568           44,844,915
        a Seadrill Ltd. .....................................................      Bermuda           9,211,447          198,700,926
        a Sealift Ltd. ......................................................      Bermuda           8,370,330           38,310,744
        a Transocean Inc. ...................................................   United States          788,700           83,586,426
                                                                                                                    ---------------
                                                                                                                        664,214,244
                                                                                                                    ---------------
          FOOD & STAPLES RETAILING 1.9%
          Carrefour SA ......................................................       France           3,829,778          270,253,156
          CVS/Caremark Corp. ................................................   United States        1,232,553           44,926,557
                                                                                                                    ---------------
                                                                                                                        315,179,713
                                                                                                                    ---------------


                                                          Semiannual Report | 23

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          FOOD PRODUCTS 6.6%
          Cadbury Schweppes PLC .............................................   United Kingdom      10,530,995      $   143,819,476
          Cermaq ASA ........................................................       Norway           3,630,328           63,386,582
        e CSM NV ............................................................    Netherlands         4,036,926          143,418,853
        e Farmer Brothers Co. ...............................................   United States          904,637           20,471,935
          Groupe Danone .....................................................       France           2,686,412          218,220,103
          Kraft Foods Inc., A ...............................................   United States          415,186           14,635,306
          Lotte Confectionary Co. Ltd. ......................................    South Korea            52,189           69,479,890
        a Marine Harvest ....................................................       Norway         164,857,626          179,414,820
          Nestle SA .........................................................    Switzerland           219,229           83,625,191
          Nong Shim Co. Ltd. ................................................    South Korea           203,548           57,942,552
          Premier Foods PLC .................................................   United Kingdom       9,333,685           54,220,796
          Rieber & Son ASA ..................................................       Norway           3,605,065           31,472,741
                                                                                                                    ---------------
                                                                                                                      1,080,108,245
                                                                                                                    ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
        a Boston Scientific Corp. ...........................................   United States        1,577,917           24,205,247
                                                                                                                    ---------------
          HEALTH CARE PROVIDERS & SERVICES 1.6%
  a,d,f,g Kindred Healthcare Inc. ...........................................   United States        1,135,557           33,140,096
  a,d,f,g Kindred Healthcare Inc., options to purchase (shares):
             exercise price $23.75, expiration date 7/17/11 .................   United States            3,002               16,313
             exercise price $26.00, expiration date 1/01/12 .................   United States              898                2,859
             exercise price $9.07, expiration date 1/01/13 ..................   United States              897               18,038
             exercise price $25.99, expiration date 1/01/14 .................   United States              671                2,143
             exercise price $27.90, expiration date 1/10/15 .................   United States              374                  480
             exercise price $28.89, expiration date 1/10/16 .................   United States              188                   55
          MDS Inc. ..........................................................       Canada           1,294,341           26,375,434
          Quest Diagnostics Inc. ............................................   United States        1,302,600           67,279,290
          Rhoen-Klinikum AG .................................................      Germany           1,581,585           95,210,197
        a Triad Hospitals Inc. ..............................................   United States          708,299           38,078,154
                                                                                                                    ---------------
                                                                                                                        260,123,059
                                                                                                                    ---------------
          HOTELS, RESTAURANTS & LEISURE 0.1%
  a,d,e,f Hancock Discovery LLC .............................................   United States        8,758,216                   --
        a Trump Entertainment Resorts Inc. ..................................   United States          839,693           10,563,338
                                                                                                                    ---------------
                                                                                                                         10,563,338
                                                                                                                    ---------------
          HOUSEHOLD DURABLES 0.3%
          Hunter Douglas NV .................................................    Netherlands           323,874           30,691,940
          Koninklijke Philips Electronics NV ................................    Netherlands           272,485           11,638,734
                                                                                                                    ---------------
                                                                                                                         42,330,674
                                                                                                                    ---------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.6%
          Constellation Energy Group ........................................   United States        1,098,560           95,761,475
                                                                                                                    ---------------
          INDUSTRIAL CONGLOMERATES 5.1%
          Keppel Corp. Ltd. .................................................     Singapore         15,479,344          126,345,490
        g Orkla ASA .........................................................       Norway          24,598,398          467,023,881


24 | Semiannual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INDUSTRIAL CONGLOMERATES (CONTINUED)
          Siemens AG ........................................................      Germany             876,269      $   125,769,191
          Tyco International Ltd. ...........................................   United States        3,126,520          105,645,111
                                                                                                                    ---------------
                                                                                                                        824,783,673
                                                                                                                    ---------------
          INSURANCE 5.9%
        a Alleghany Corp. ...................................................   United States           75,045           30,505,792
          Allianz SE ........................................................      Germany             490,820          114,653,994
          American International Group Inc. .................................   United States          500,700           35,064,021
          Assicurazioni Generali SpA ........................................       Italy              956,137           38,510,504
  a,d,e,f Augsburg Re AG ....................................................    Switzerland            66,860                   --
        a Berkshire Hathaway Inc., A ........................................   United States              853           93,382,175
        a Berkshire Hathaway Inc., B ........................................   United States           34,470          124,264,350
        a Conseco Inc. ......................................................   United States        2,684,120           56,071,267
          E-L Financial Corp. Ltd. ..........................................       Canada             177,619          111,772,873
          Hartford Financial Services Group Inc. ............................   United States          511,000           50,338,610
  a,d,e,f Imagine Group Holdings Ltd. .......................................      Bermuda           4,551,501           51,818,839
          Old Republic International Corp. ..................................   United States        1,898,187           40,355,456
    a,d,f Olympus Re Holdings Ltd. ..........................................   United States           47,160               59,893
          Prudential Financial Inc. .........................................   United States          421,200           40,953,276
          White Mountains Insurance Group Ltd. ..............................   United States          172,815          104,729,346
          Zurich Financial Services AG ......................................    Switzerland           237,664           73,780,602
                                                                                                                    ---------------
                                                                                                                        966,260,998
                                                                                                                    ---------------
          IT SERVICES 0.1%
          First Data Corp. ..................................................   United States          449,820           14,695,619
                                                                                                                    ---------------
          MACHINERY 2.0%
          Aker Yards ASA ....................................................       Norway           2,902,590           50,680,065
          Hanjin Heavy Industries Co. Ltd. ..................................    South Korea         1,332,919           94,641,721
          Kone OYJ, B .......................................................      Finland              77,263            4,889,587
    a,d,f Motor Coach Industries International Inc., wts., 5/27/09 ..........   United States                5                   --
          Schindler Holding AG ..............................................    Switzerland         2,263,002          150,971,770
          Schindler Holding AG, Registered ..................................    Switzerland           659,880           44,562,764
                                                                                                                    ---------------
                                                                                                                        345,745,907
                                                                                                                    ---------------
          MEDIA 6.0%
      a,c Adelphia Communications Corp., Contingent Distribution ............   United States       46,481,000           14,715,344
        a Adelphia Recovery Trust ...........................................   United States       45,477,593            4,434,065
      a,c Adelphia Recovery Trust Arahova Contingent Value Vehicle,
             Contingent Distribution ........................................   United States        5,538,790            2,990,947
      a,c Century Communications Corp., Contingent Distribution .............   United States       15,282,000                   --
          CJ CGV Co. Ltd. ...................................................    South Korea           849,040           15,530,659
          Clear Channel Communications Inc. .................................   United States          133,670            5,055,400
          Daekyo Co. Ltd. ...................................................    South Korea           367,570           37,119,040
          Dow Jones & Co. Inc. ..............................................   United States          554,740           31,869,813


                                                          Semiannual Report | 25

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MEDIA (CONTINUED)
          Eutelsat Communications ...........................................       France           6,095,000      $   148,893,954
          JC Decaux SA ......................................................       France           2,791,333           88,891,396
        a Liberty Media Holding Corp.-Capital, A ............................   United States          212,775           25,039,362
        j News Corp., A .....................................................   United States        3,489,300           74,008,053
        a Premiere AG .......................................................      Germany           2,356,088           56,695,607
          Sun-Times Media Group Inc., A .....................................   United States          880,440            4,622,310
          Teleperformance ...................................................       France           1,465,107           63,947,741
        a Time Warner Cable Inc., A .........................................   United States          961,160           37,648,637
          Time Warner Inc. ..................................................   United States        7,333,400          154,294,736
      a,f TVMAX Holdings Inc. ...............................................   United States          118,432                   --
        a Viacom Inc., B ....................................................   United States          858,450           35,737,274
          Virgin Media Inc. .................................................   United Kingdom       5,426,163          132,235,592
          WPP Group PLC .....................................................   United Kingdom       3,178,596           47,782,242
                                                                                                                    ---------------
                                                                                                                        981,512,172
                                                                                                                    ---------------
          METALS & MINING 2.4%
          Alcan Inc. ........................................................       Canada             390,880           31,778,544
          Anglo American PLC ................................................    South Africa        2,787,629          164,876,840
          Arcelor Mittal ....................................................    Netherlands         2,064,826          130,085,621
  d,e,f,g Esmark Inc. .......................................................   United States            7,661            6,124,893
          a Gammon Gold Inc. ................................................       Canada           4,215,239           53,120,957
                                                                                                                    ---------------
                                                                                                                        385,986,855
                                                                                                                    ---------------
          MULTI-UTILITIES 1.9%
          NorthWestern Corp. ................................................   United States          324,938           10,336,278
      a,c NorthWestern Corp., Contingent Distribution .......................   United States        9,839,500              965,050
        a NorthWestern Corp., wts., 11/01/07 ................................   United States           17,778              166,580
          RWE AG ............................................................      Germany           1,172,783          124,614,560
          Suez SA ...........................................................       France           2,946,684          169,451,900
                                                                                                                    ---------------
                                                                                                                        305,534,368
                                                                                                                    ---------------
          MULTILINE RETAIL 0.6%
          Dollar General Corp. ..............................................   United States        1,411,250           30,934,600
          Jelmoli Holding AG ................................................    Switzerland            19,024           66,883,379
                                                                                                                    ---------------
                                                                                                                         97,817,979
                                                                                                                    ---------------
          OIL, GAS & CONSUMABLE FUELS 2.1%
    a,d,f Anchor Resources LLC ..............................................   United States           53,272                   --
          BP PLC ............................................................   United Kingdom       7,976,960           96,603,777
          BP PLC, ADR .......................................................   United Kingdom         180,900           13,050,126
          Eni SpA ...........................................................       Italy              847,600           30,858,114
          Royal Dutch Shell PLC, A ..........................................   United Kingdom       3,299,442          134,812,375
          Total SA, B .......................................................       France             510,684           41,649,283
          Total SA, B, ADR ..................................................       France             417,296           33,792,630
                                                                                                                    ---------------
                                                                                                                        350,766,305
                                                                                                                    ---------------


26 | Semiannual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          PAPER & FOREST PRODUCTS 1.6%
        a Domtar Corp. ......................................................   United States        3,018,373      $    33,685,043
          Weyerhaeuser Co. ..................................................   United States        2,781,353          219,532,192
                                                                                                                    ---------------
                                                                                                                        253,217,235
                                                                                                                    ---------------
          PERSONAL PRODUCTS 0.5%
          Amorepacific Corp. ................................................    South Korea            99,940           79,181,816
                                                                                                                    ---------------
          PHARMACEUTICALS 1.8%
          Novartis AG .......................................................    Switzerland         2,204,519          124,513,413
          Pfizer Inc. .......................................................   United States        2,675,730           68,418,416
          Sanofi-Aventis ....................................................       France           1,143,983           93,050,817
                                                                                                                    ---------------
                                                                                                                        285,982,646
                                                                                                                    ---------------
          REAL ESTATE 2.9%
        f Canary Wharf Group PLC ............................................   United Kingdom       5,400,183           44,683,283
          Great Eagle Holdings Ltd. .........................................     Hong Kong         12,726,353           44,596,191
          Link REIT .........................................................     Hong Kong         72,140,611          159,613,327
          Potlatch Corp. ....................................................   United States        1,644,843           70,810,491
          Swire Pacific Ltd., A .............................................     Hong Kong          9,379,950          104,246,992
          Swire Pacific Ltd., B .............................................     Hong Kong         13,605,000           29,196,698
          Ventas Inc. .......................................................   United States          516,500           18,723,125
                                                                                                                    ---------------
                                                                                                                        471,870,107
                                                                                                                    ---------------
          ROAD & RAIL 1.1%
    d,e,f Florida East Coast Industries Inc. ................................   United States        2,247,600          178,615,221
                                                                                                                    ---------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.2%
        a LSI Corp. .........................................................   United States        4,963,248           37,273,992
                                                                                                                    ---------------
          SOFTWARE 0.8%
          Microsoft Corp. ...................................................   United States        4,335,680          127,772,490
                                                                                                                    ---------------
          TEXTILES, APPAREL & LUXURY GOODS 0.1%
          Christian Dior SA .................................................       France              75,476            9,828,797
                                                                                                                    ---------------
          THRIFTS & MORTGAGE FINANCE 0.7%
          Hudson City Bancorp Inc. ..........................................   United States        2,326,520           28,430,074
          Hypo Real Estate Holding AG .......................................      Germany           1,352,952           87,635,735
                                                                                                                    ---------------
                                                                                                                        116,065,809
                                                                                                                    ---------------
          TOBACCO 10.0%
          Altadis SA ........................................................       Spain            3,181,151          211,824,180
          Altria Group Inc. .................................................   United States        1,213,908           85,143,507
          British American Tobacco PLC ......................................   United Kingdom      10,342,443          352,695,732
          Imperial Tobacco Group PLC ........................................   United Kingdom       7,506,026          347,773,945
          ITC Ltd. ..........................................................       India           18,037,005           68,854,403
          Japan Tobacco Inc. ................................................       Japan               47,297          233,499,054
          KT&G Corp. ........................................................    South Korea         4,837,575          340,342,434
                                                                                                                    ---------------
                                                                                                                      1,640,133,255
                                                                                                                    ---------------


                                                          Semiannual Report | 27

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          TRADING COMPANIES & DISTRIBUTORS 1.2%
        e Kloeckner & Co. AG ................................................      Germany           2,655,594      $   192,283,318
                                                                                                                    ---------------
          TRANSPORTATION INFRASTRUCTURE 0.0%k
        a Groupe Eurotunnel SA, wts., 12/30/11 ..............................       France             200,763               76,080
                                                                                                                    ---------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $10,046,135,938) .........................................                                        15,011,348,622
                                                                                                                    ---------------
          PREFERRED STOCKS 0.2%
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%k
        d PTV Inc., 10.00%, pfd., A .........................................   United Kingdom          86,280              457,284
                                                                                                                    ---------------
          METALS & MINING 0.2%
  d,e,f,g Esmark Inc., 8.00%, cvt., pfd., A .................................   United States           28,499           26,758,319
                                                                                                                    ---------------
          TOTAL PREFERRED STOCKS (COST $28,757,577) .........................                                            27,215,603
                                                                                                                    ---------------
          OPTIONS PURCHASED 0.3%
          CALL OPTIONS 0.0%k
      a,d Owens Corning Inc., exercise price $37.50, expiration date
             1/02/08, shares ................................................   United States          535,890              669,863
                                                                                                                    ---------------
          PUT OPTIONS 0.3%
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,018.50), 20% S&P 500 Index (exercise price
             $1,362.92), expiration date 5/23/08, contracts .................   United States        4,372,000           10,798,840
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,029.17), 20% S&P 500 Index (exercise price
             $1,368.36), expiration date 5/29/08, contracts .................   United States        4,372,000           10,379,128
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,059.77), 20% S&P 500 Index (exercise price
             $1,379.26), expiration date 6/20/08, contracts .................   United States        4,372,000           12,591,360
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,089.42), 20% S&P 500 Index (exercise price
             $1,380.37), expiration date 6/20/08, contracts .................   United States        4,372,000           12,079,836
                                                                                                                    ---------------
                                                                                                                         45,849,164
                                                                                                                    ---------------
          TOTAL OPTIONS PURCHASED (COST $46,727,182) ........................                                            46,519,027
                                                                                                                    ---------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT q
                                                                                                ------------------
          CORPORATE BONDS & NOTES 1.6%
        b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35 .............      Canada            2,761,000 CAD        2,832,559
    d,e,f Augsburg Re AG, zero cpn., 7/31/07 ................................    Switzerland           768,890                   --
      d,f Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .........   United States       19,390,926           19,515,997
      d,f Cerberus FIM Investors Commercial Finance LLC, 12.00%,
             11/22/13 .......................................................   United States        2,491,256            2,507,325
      d,f Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
             11/22/13 .......................................................   United States        4,262,708            4,290,202
      d,f Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ............   United States       20,307,811           20,438,796
      d,f Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...............   United States       43,072,719           43,350,538


28 | Semiannual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS & NOTES (CONTINUED)
      d,f DecisionOne Corp., 12.00%, 4/15/10 ................................   United States          436,003      $       436,003
          Groupe Eurotunnel SA, cvt.,
             3.00%, 7/28/08 .................................................       France               9,600 EUR           29,883
             3.00%, 7/28/08 .................................................       France              11,935 GBP           55,130
             3.00%, 6/28/09 .................................................       France               9,600 EUR           28,909
             3.00%, 6/28/09 .................................................       France              11,935 GBP           53,333
             3.00%, 7/28/10 .................................................       France           4,866,820 GBP       21,259,055
             3.00%, 7/28/10 .................................................       France           7,220,400 EUR       21,254,293
             6.00%, 7/28/10 .................................................       France          12,517,564 GBP       33,812,828
             6.00%, 7/28/10 .................................................       France          16,883,900 EUR       30,734,150
    d,f,g International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ........................................................   United States        3,472,200            3,472,200
    d,f,l Motor Coach Industries International Inc., FRN, 18.36%,
             12/01/08 .......................................................   United States       28,669,739           29,529,832
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..................   United States       17,141,134           17,098,281
        f TVMAX Holdings Inc., PIK,
             11.50%, 9/30/07 ................................................   United States          227,500              159,250
             14.00%, 9/30/07 ................................................   United States          678,784              475,149
      d,f Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 ..................   United States        3,649,000            3,649,000
                                                                                                                    ---------------
          TOTAL CORPORATE BONDS & NOTES (COST $248,536,973)                                                             254,982,713
                                                                                                                    ---------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
      l,m Collins & Aikman Products Co.,
             Revolver, FRN, 11.50%, 8/31/09 .................................   United States          583,278              207,064
             Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 .....................   United States        1,387,200              492,456
        m Dana Corp.,
             6.50%, 3/01/09 .................................................   United States        4,782,000            4,997,190
             5.85%, 1/15/15 .................................................   United States       15,800,000           15,247,000
             7.00%, 3/01/29 .................................................   United States        3,435,000            3,495,112
             senior note, 7.00%, 3/15/28 ....................................   United States          986,000              990,930
      f,m Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ...........   United States           40,000                  200
                                                                                                                    ---------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $19,225,196)                                                                                          25,429,952
                                                                                                                    ---------------
          GOVERNMENT AGENCIES (COST $100,000,000) 0.6%
          FHLB, 5.22% - 5.28%, 11/14/07 - 3/05/08 ...........................   United States      100,000,000           99,923,350
                                                                                                                    ---------------
          TOTAL LONG TERM INVESTMENTS
             (COST $10,489,382,866)                                                                                  15,465,419,267
                                                                                                                    ---------------
          SHORT TERM INVESTMENTS 5.1%
        n INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
             MONEY MARKET FUND (COST $79,670,783) 0.5%
        i Bank of New York Institutional Cash Reserve Fund, 5.308% ..........   United States       79,670,783           79,670,783
                                                                                                                    ---------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 4.6%
      j,o FHLB, 7/02/07 - 1/11/08 ...........................................   United States      666,574,000          663,013,862
        o U.S. Treasury Bill, 11/01/07 ......................................   United States      100,000,000           98,414,000
                                                                                                                    ---------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $761,158,687) ............................................                                           761,427,862
                                                                                                                    ---------------


                                                          Semiannual Report | 29

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SHARES
                                                                                    COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
          SHORT TERM INVESTMENTS (CONTINUED)
          TOTAL SHORT TERM INVESTMENTS (COST $840,829,470) ..................                                       $   841,098,645
                                                                                                                    ---------------
          TOTAL INVESTMENTS (COST $11,330,212,336) 100.00% ..................                                        16,306,517,912
          SECURITIES SOLD SHORT (0.6)% ......................................                                           (95,819,721)
          NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.2)% ..........                                           (33,556,999)
          OTHER ASSETS, LESS LIABILITIES 0.8% ...............................                                           146,642,288
                                                                                                                    ---------------
          NET ASSETS 100.0% .................................................                                       $16,323,783,480
                                                                                                                    ---------------
        p SECURITIES SOLD SHORT 0.6%
          ASSET MANAGEMENT & CUSTODY BANKS 0.2%
          Mellon Financial Corp. ............................................   United States          891,797      $    39,239,068
                                                                                                                    ---------------
          CAPITAL MARKETS 0.3%
          State Street Corp. ................................................   United States          699,700           47,859,480
                                                                                                                    ---------------
          TEXTILES, APPAREL & LUXURY GOODS 0.1%
          LVMH Moet Hennessy Louis Vuitton ..................................       France              75,332            8,721,173
                                                                                                                    ---------------
          TOTAL SECURITIES SOLD SHORT (PROCEEDS $92,717,576) ................                                       $    95,819,721
                                                                                                                    ---------------

CURRENCY ABBREVIATIONS
CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO ABBREVIATIONS
ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind
REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $4,830,820 representing 0.03% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 10 regarding restricted securities.

e See Note 11 regarding holdings of 5% voting securities.

f Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007, the aggregate value of these securities was $582,096,059, representing 3.57% of net assets.

g See Note 12 regarding other considerations.

h A portion or all of the security is on loan as of June 30, 2007. See Note
1(g).

i The rate shown is the annualized seven-day yield at period end.

j See Note 1(f) regarding securities segregated with broker for securities sold short.

k Rounds to less than 0.1% of net assets.

l The coupon rate shown represents the rate at period end.

m See Note 9 regarding defaulted securities.

n See Note 1(g) regarding securities on loan.

o The security is traded on a discount basis with no stated coupon rate.

p See Note 1(f) regarding securities sold short.

q The principal amount is stated in U.S. dollars unless otherwise indicated.


30 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................................................................   $10,820,672,252
      Cost - Non-controlled affiliated issuers (Note 11) ........................................................       418,955,350
      Cost - Controlled affiliates (Note 11) ....................................................................        10,913,951
      Cost - Money Market Fund ..................................................................................        79,670,783
                                                                                                                    ---------------
      Total cost of investments .................................................................................   $11,330,212,336
                                                                                                                    ===============
      Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $52,359,987 and securities loaned in
         the amount of $77,203,478) .............................................................................   $15,558,372,013
      Value - Non-controlled affiliated issuers (Note 11) .......................................................       668,475,116
      Value - Controlled affiliates (Note 11) ...................................................................                --
      Value - Money Market Fund .................................................................................        79,670,783
                                                                                                                    ---------------
      Total value of investments ................................................................................    16,306,517,912
   Cash .........................................................................................................           665,084
   Cash on deposit with brokers for securities sold short .......................................................       138,251,007
   Cash on deposit held in escrow ...............................................................................         3,124,900
   Foreign currency, at value (cost $74,743,589) ................................................................        73,492,001
   Receivables:
      Investment securities sold ................................................................................         9,550,402
      Capital shares sold .......................................................................................        58,770,982
      Dividends and interest ....................................................................................        25,337,024
   Unrealized gain on forward exchange contracts (Note 7) .......................................................        17,398,682
   Other assets .................................................................................................         6,341,392
                                                                                                                    ---------------
            Total assets ........................................................................................    16,639,449,386
                                                                                                                    ---------------
Liabilities:
   Payables:
      Investment securities purchased ...........................................................................        42,428,392
      Capital shares redeemed ...................................................................................        20,677,426
      Affiliates ................................................................................................        23,735,837
   Securities sold short, at value (proceeds $92,717,576) .......................................................        95,819,721
   Payable upon return of securities loaned .....................................................................        79,670,783
   Unrealized loss on forward exchange contracts (Note 7) .......................................................        50,955,681
   Accrued expenses and other liabilities .......................................................................         2,378,066
                                                                                                                    ---------------
            Total liabilities ...................................................................................       315,665,906
                                                                                                                    ---------------
               Net assets, at value .............................................................................   $16,323,783,480
                                                                                                                    ===============
Net assets consist of:
   Paid-in capital ..............................................................................................   $10,925,007,351
   Undistributed net investment income ..........................................................................       145,772,372
   Net unrealized appreciation (depreciation) ...................................................................     4,939,399,466
   Accumulated net realized gain (loss) .........................................................................       313,604,291
                                                                                                                    ---------------
               Net assets, at value .............................................................................   $16,323,783,480
                                                                                                                    ===============


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 31

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS Z:
   Net assets, at value .....................................................   $4,560,762,302
                                                                                ==============
   Shares outstanding .......................................................      132,766,436
                                                                                ==============
   Net asset value and maximum offering price per share a ...................   $        34.35
                                                                                ==============
CLASS A:
   Net assets, at value .....................................................   $8,298,815,619
                                                                                ==============
   Shares outstanding .......................................................      244,388,613
                                                                                ==============
   Net asset value per share a ..............................................   $        33.96
                                                                                ==============
   Maximum offering price per share (net asset value per share / 94.25%) ....   $        36.03
                                                                                ==============
CLASS B:
   Net assets, at value .....................................................   $  298,528,801
                                                                                ==============
   Shares outstanding .......................................................        8,991,873
                                                                                ==============
   Net asset value and maximum offering price per share a ...................   $        33.20
                                                                                ==============
CLASS C:
   Net assets, at value .....................................................   $2,919,744,298
                                                                                ==============
   Shares outstanding .......................................................       86,852,709
                                                                                ==============
   Net asset value and maximum offering price per share a ...................   $        33.62
                                                                                ==============
CLASS R:
   Net assets, at value .....................................................   $  245,932,460
                                                                                ==============
   Shares outstanding .......................................................        7,298,170
                                                                                ==============
   Net asset value and maximum offering price per share a ...................   $        33.70
                                                                                ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


32| The accompanying notes are an integral part of these financial statements.
  | Semiannual Report

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $23,119,374)
      Unaffiliated issuers .......................................................................   $   208,302,217
      Non-controlled affiliated issuers (Note 11) ................................................         9,264,222
   Interest ......................................................................................        35,431,368
   Income from securities loaned - net ...........................................................         1,777,393
   Other income ..................................................................................        13,607,955
                                                                                                     ---------------
         Total investment income .................................................................       268,383,155
                                                                                                     ---------------
Expenses:
   Management fees (Note 3a) .....................................................................        54,730,740
   Administrative fees (Note 3b) .................................................................         5,485,251
   Distribution fees (Note 3c)
      Class A ....................................................................................        11,082,263
      Class B ....................................................................................         1,423,574
      Class C ....................................................................................        12,781,980
      Class R ....................................................................................           528,391
   Transfer agent fees (Note 3e) .................................................................         9,146,406
   Custodian fees (Note 4) .......................................................................         1,574,700
   Reports to shareholders .......................................................................           341,991
   Registration and filing fees ..................................................................           345,843
   Professional fees .............................................................................           477,451
   Directors' fees and expenses ..................................................................            97,987
   Dividends on securities sold short ............................................................           682,684
   Other .........................................................................................           108,843
                                                                                                     ---------------
            Total expenses .......................................................................        98,808,104
            Expense reductions (Note 4) ..........................................................           (10,093)
                                                                                                     ---------------
               Net expenses ......................................................................        98,798,011
                                                                                                     ---------------
                  Net investment income ..........................................................       169,585,144
                                                                                                     ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ....................................................................       383,829,507
         Non-controlled affiliated issuers (Note 11) .............................................        10,667,376
      Written options ............................................................................           132,425
      Foreign currency transactions ..............................................................       (91,263,911)
      Securities sold short ......................................................................       (11,640,321)
      Synthetic equity swaps .....................................................................         4,677,574
                                                                                                     ---------------
               Net realized gain (loss) ..........................................................       296,402,650
                                                                                                     ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................................................     1,271,513,758
      Translation of assets and liabilities denominated in foreign currencies ....................        (1,311,255)
                                                                                                     ---------------
               Net change in unrealized appreciation (depreciation) ..............................     1,270,202,503
                                                                                                     ---------------
Net realized and unrealized gain (loss) ..........................................................     1,566,605,153
                                                                                                     ---------------
Net increase (decrease) in net assets resulting from operations ..................................   $ 1,736,190,297
                                                                                                     ===============


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 33

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              --------------------------------------
                                                                                              SIX MONTHS ENDED
                                                                                                JUNE 30, 2007        YEAR ENDED
                                                                                                 (UNAUDITED)      DECEMBER 31, 2006
                                                                                              --------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................................     $   169,585,144     $   203,044,400
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions ........................         296,402,650         417,255,448
      Net change in unrealized appreciation (depreciation) on investments, translation
         of assets and liabilities denominated in foreign currencies, and deferred taxes ..       1,270,202,503       1,559,485,835
                                                                                              --------------------------------------
            Net increase (decrease) in net assets resulting from operations ...............       1,736,190,297       2,179,785,683
                                                                                              --------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..........................................................................          (4,199,764)        (79,515,700)
         Class A ..........................................................................          (5,899,594)       (104,704,715)
         Class B ..........................................................................             (50,311)         (3,195,315)
         Class C ..........................................................................            (785,516)        (26,440,918)
         Class R ..........................................................................            (152,066)         (2,764,923)
Net realized gains:
         Class Z ..........................................................................          (2,037,575)       (152,564,620)
         Class A ..........................................................................          (3,710,499)       (226,734,020)
         Class B ..........................................................................            (138,977)        (11,010,320)
         Class C ..........................................................................          (1,323,135)        (85,287,764)
         Class R ..........................................................................            (112,055)         (6,547,343)
                                                                                              --------------------------------------
   Total distributions to shareholders ....................................................         (18,409,492)       (698,765,638)
                                                                                              --------------------------------------
   Capital share transactions: (Note 2)
         Class Z ..........................................................................         123,278,007         386,789,430
         Class A ..........................................................................       1,321,971,747       1,915,592,766
         Class B ..........................................................................          (9,026,992)         13,246,450
         Class C ..........................................................................         380,077,657         551,191,840
         Class R ..........................................................................          45,155,438          57,174,658
                                                                                              --------------------------------------
   Total capital share transactions .......................................................       1,861,455,857       2,923,995,144
                                                                                              --------------------------------------

   Redemption fees ........................................................................              72,923              54,889
                                                                                              --------------------------------------
            Net increase (decrease) in net assets .........................................       3,579,309,585       4,405,070,078
   Net assets:
      Beginning of period .................................................................      12,744,473,895       8,339,403,817
                                                                                              --------------------------------------
      End of period .......................................................................     $16,323,783,480     $12,744,473,895
                                                                                              ======================================
   Undistributed net investment income (distributions in excess of net investment income)
      included in net assets:
      End of period .......................................................................     $   145,772,372     $   (12,725,521)
                                                                                              ======================================


34 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series, Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Discovery Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Company are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 35

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


36 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


38 | Semiannual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 870 million shares of authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                           -------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                   JUNE 30, 2007                 DECEMBER 31, 2006
                                           -------------------------------------------------------------
                                              SHARES         AMOUNT           SHARES          AMOUNT
                                           -------------------------------------------------------------
CLASS Z SHARES:
   Shares sold .........................     9,862,779   $  317,894,849     17,002,780   $  491,154,476
   Shares issued in reinvestment of
      distributions ....................       162,751        5,607,602      7,260,169      212,486,746
   Shares redeemed .....................    (6,118,463)    (200,224,444)   (10,860,325)    (316,851,792)
                                           -------------------------------------------------------------
   Net increase (decrease) .............     3,907,067   $  123,278,007     13,402,624   $  386,789,430
                                           =============================================================
CLASS A SHARES:
   Shares sold .........................    55,197,258   $1,772,817,195     79,025,862   $2,243,787,149
   Shares issued in reinvestment of
      distributions ....................       265,459        9,028,203     10,632,371      308,509,847
   Shares redeemed .....................   (14,400,244)    (459,873,651)   (22,474,891)    (636,704,230)
                                           -------------------------------------------------------------
   Net increase (decrease) .............    41,062,473   $1,321,971,747     67,183,342   $1,915,592,766
                                           =============================================================
CLASS B SHARES:
   Shares sold .........................       373,916   $   11,767,854      1,015,295   $   28,025,010
   Shares issued in reinvestment of
      distributions ....................         5,108          170,018        453,192       12,798,395
   Shares redeemed .....................      (664,654)     (20,964,864)      (996,900)     (27,576,955)
                                           -------------------------------------------------------------
   Net increase (decrease) .............      (285,630)  $   (9,026,992)       471,587   $   13,246,450
                                           =============================================================
CLASS C SHARES:
   Shares sold .........................    15,811,484   $  503,626,166     23,002,226   $  647,945,552
   Shares issued in reinvestment of
      distributions ....................        54,821        1,842,291      3,385,090       97,115,493
   Shares redeemed .....................    (3,938,166)    (125,390,800)    (6,905,349)    (193,869,205)
                                           -------------------------------------------------------------
   Net increase (decrease) .............    11,928,139   $  380,077,657     19,481,967   $  551,191,840
                                           =============================================================


40 | Semiannual Report

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)

                                           -------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                   JUNE 30, 2007                 DECEMBER 31, 2006
                                           -------------------------------------------------------------
                                              SHARES         AMOUNT           SHARES          AMOUNT
                                           -------------------------------------------------------------
CLASS R SHARES:
   Shares sold .........................     2,010,150   $   63,703,304      2,480,439   $   69,654,257
   Shares issued in reinvestment of
      distributions ....................         7,705          260,396        318,277        9,168,194
   Shares redeemed .....................      (592,197)     (18,808,262)      (770,653)     (21,647,793)
                                           -------------------------------------------------------------
   Net increase (decrease) .............     1,425,658   $   45,155,438      2,028,063   $   57,174,658
                                           =============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                  Investment manager
Franklin Templeton Investment Management Limited (FTIML)         Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.800%           Up to and including $4 billion
       0.770%           Over $4 billion, up to and including $7 billion
       0.750%           Over $7 billion, up to and including $10 billion
       0.730%           Over $10 billion, up to and including $13 billion
       0.710%           In excess of $13 billion

Under a subadvisory agreement, FTIML, an affiliate of Advisors, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion


                                                          Semiannual Report | 41

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..........................................................   0.35%
Class B ..........................................................   1.00%
Class C ..........................................................   1.00%
Class R ..........................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffilated brokers/dealers ..............................   $5,069,342
Contingent deferred sales charges retained ..................   $  190,381

E. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid $9,146,406, of which $4,128,863 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.


42 | Semiannual Report

Mutual Discovery Fund

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $7,118,516.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $11,348,468,270
                                                                ===============

Unrealized appreciation .....................................   $ 5,112,100,835
Unrealized depreciation .....................................      (154,051,193)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $ 4,958,049,642
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, foreign taxes paid on net realized gains, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2007, aggregated $3,597,749,042 and $1,607,169,145, respectively.

Transactions in options written during the period ended June 30, 2007, were as follows:
                                                        ------------------------
                                                         NUMBER OF     PREMIUMS
                                                         CONTRACTS     RECEIVED
                                                        ------------------------
Options outstanding at December 31, 2006 ............         990    $ 112,825
Options written .....................................         200       19,600
Options expired .....................................      (1,190)    (132,425)
Options exercised ...................................          --           --
Options closed ......................................          --           --
                                                        ========================
Options outstanding at June 30, 2007 ................          --    $      --
                                                        ========================


                                                          Semiannual Report | 43

Mutual Discovery Fund

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2007, the Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------------
                                                   CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                   AMOUNT a        DATE         GAIN          LOSS
--------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
      1,509,343     British Pound ...........       2,990,508      7/10/07   $    40,353   $         --
     25,972,196     Swedish Krona ...........       3,712,276      8/15/07        93,476             --

CONTRACTS TO SELL
  1,560,689,259     Norwegian Krone .........     261,884,973      7/09/07            --     (2,730,871)
    106,594,726     Swiss Franc .............      88,483,852      7/09/07     1,161,765             --
     63,111,735     British Pound ...........     124,645,676      7/10/07            --     (2,086,834)
    174,608,963     Euro ....................     229,942,967      7/13/07            --     (6,488,549)
    140,000,000     Euro ....................     190,333,150      7/18/07       731,176             --
     67,346,603     Singapore Dollar ........      44,161,707      7/24/07        91,272             --
    229,580,289     British Pound ...........     456,603,250      8/08/07            --     (4,223,708)
     33,565,253     New Zealand Dollar ......      24,522,773      8/08/07            --     (1,274,490)
     17,299,788     Euro ....................      23,246,937      8/13/07            --       (203,623)
    176,000,000     Euro ....................     240,331,320      8/13/07     1,756,237             --
     26,499,159     Australian Dollar .......      22,020,801      8/14/07            --       (417,868)
    232,395,425     Swedish Krona ...........      34,108,496      8/15/07       250,105             --
    795,000,000     Swedish Krona ...........     113,948,696      8/15/07            --     (2,544,077)
    285,403,242     Euro ....................     377,977,909      8/27/07            --     (9,089,367)
  1,600,788,782     Norwegian Krone .........     268,345,669      9/07/07            --     (3,348,234)
     38,407,383     Norwegian Krone .........       6,525,000      9/07/07         6,553             --
      7,571,284     Swiss Franc .............       6,212,763      9/07/07            --        (18,162)
    337,107,488     Swiss Franc .............     279,364,016      9/07/07     1,935,323             --
    492,900,000     Taiwan Dollar ...........      15,000,000      9/07/07            --        (54,988)
    392,280,000     Taiwan Dollar ...........      12,000,000      9/07/07        18,319             --
    255,176,232     Euro ....................     340,674,397      9/13/07            --     (5,573,065)
     28,847,808     Euro ....................      39,248,063      9/13/07       104,604             --
 16,985,042,485     Japanese Yen ............     147,660,070      9/19/07     8,254,993             --
    100,000,000     Euro ....................     135,399,000      9/24/07            --       (334,269)
     84,379,206     Euro ....................     115,365,861      9/24/07       835,206             --
    181,584,085     Canadian Dollar .........     169,863,504      9/26/07            --     (1,000,516)
258,962,245,000     Korean Won ..............     277,875,000      9/27/07            --     (3,147,514)
    211,850,569     Euro ....................     285,685,403     10/18/07            --     (2,046,533)
    170,007,089     Euro ....................     231,836,307     10/18/07       935,492             --
  1,315,548,896     Danish Krone ............     241,181,798     10/23/07     1,182,946             --
    440,308,770     Danish Krone ............      80,118,449     10/23/07            --       (208,172)
    368,886,205     Euro ....................     498,114,279     11/26/07            --     (3,402,729)
      1,950,000     Euro ....................       2,652,994     12/14/07           862             --
    180,671,729     Euro ....................     243,376,125     12/14/07            --     (2,367,315)
 17,059,060,571     Japanese Yen ............     141,217,389     12/19/07            --       (394,797)
                                                                             ---------------------------
   Unrealized gain (loss) on forward exchange contracts ..................    17,398,682    (50,955,681)
                                                                             ---------------------------
      Net unrealized gain (loss) on forward exchange contracts ...........   $        --   $(33,556,999)
                                                                             ===========================

a In U.S. Dollar unless otherwise indicated.


44 | Semiannual Report

Mutual Discovery Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2007, the aggregate value of these securities was $25,429,952, representing 0.16% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                       ACQUISITION
CONTRACTS           ISSUER                                                DATES              COST          VALUE
--------------------------------------------------------------------------------------------------------------------
        332,512     AboveNet Inc. ..............................   10/02/01 - 11/25/03   $15,655,782   $  13,177,451
            464     AboveNet Inc., options to purchase
                       (shares), exercise price $20.95,
                       expiration date 9/09/13 .................    4/17/06 - 9/08/06             --          12,922
         11,105     AboveNet Inc., wts., 9/08/08 ...............    10/02/01 - 3/15/02     1,437,838         368,686
         13,066     AboveNet Inc., wts., 9/08/10 ...............    10/02/01 - 3/15/02     1,768,651         391,980
         53,272     Anchor Resources LLC .......................         6/29/04                  --              --
         66,860     Augsburg Re AG .............................         5/25/06              66,860              --
        768,890     Augsburg Re AG, zero cpn., 7/31/07 .........         5/25/06             768,890              --


                                                          Semiannual Report | 45

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                       ACQUISITION
CONTRACTS           ISSUER                                                 DATES             COST          VALUE
--------------------------------------------------------------------------------------------------------------------
        6,498,835   Cerberus FIM Investors Auto
                       Finance LLC .............................        11/20/06         $ 6,498,836   $   6,540,752
       19,390,926   Cerberus FIM Investors Auto Finance
                       LLC, 12.00%, 11/22/13 ...................        11/21/06          19,390,926      19,515,997
          830,418   Cerberus FIM Investors Commercial
                       Finance LLC .............................        11/20/06             830,419         835,774
        2,491,256   Cerberus FIM Investors Commercial
                       Finance LLC, 12.00%, 11/22/13 ...........        11/20/06           2,491,255       2,507,325
        1,420,903   Cerberus FIM Investors Commercial
                       Mortgage LLC ............................        11/20/06           1,420,903       1,430,068
        4,262,708   Cerberus FIM Investors Commercial
                       Mortgage LLC, 12.00%, 11/22/13 ..........        11/20/06           4,262,708       4,290,202
        6,769,270   Cerberus FIM Investors Insurance LLC .......        11/20/06           6,769,270       6,812,932
       20,307,811   Cerberus FIM Investors Insurance LLC,
                       12.00%, 11/22/13 ........................        11/20/06          20,307,811      20,438,796
       14,357,573   Cerberus FIM Investors Rescap LLC ..........        11/20/06          14,357,573      14,450,179
       43,072,719   Cerberus FIM Investors Rescap LLC,
                       12.00%, 11/22/13 ........................        11/20/06          43,072,719      43,350,538
          359,884   DecisionOne Corp. ..........................    9/28/99 - 7/18/00        273,004         256,597
          436,003   DecisionOne Corp., 12.00%, 4/15/10 .........    10/29/99 - 4/16/07       988,032         436,003
            7,661   Esmark Inc. ................................         7/28/06           8,117,891       6,124,893
           28,499   Esmark Inc., 8.00%, cvt., pfd., A ..........    11/08/04 - 1/11/07    28,498,738      26,758,319
           12,017   FE Capital Holdings Ltd. ...................    8/29/03 - 3/22/07        428,176      14,673,391
        2,247,600   Florida East Coast Industries Inc. .........    12/29/95 - 7/15/04    67,070,841     178,615,221
        8,758,216   Hancock Discovery LLC ......................     3/06/97 - 7/20/98    10,913,951              --
        4,551,501   Imagine Group Holdings Ltd. ................         8/31/04          46,614,197      51,818,839
        3,204,016   International Automotive
                       Components Group Brazil LLC .............    4/13/06 - 8/21/06      1,917,450      23,389,317
          650,533   International Automotive Components
                       Group Japan LLC .........................    9/26/06 - 3/27/07      5,652,928       5,282,230
       13,618,870   International Automotive Components
                       Group LLC ...............................    1/12/06 - 10/16/06    13,625,552      13,618,870
        5,638,800   International Automotive Components
                       Group NA LLC ............................         3/30/07           5,723,382       5,638,800
        3,472,200   International Automotive Components
                       Group NA LLC, 9.00%, 4/01/17 ............         3/30/07           3,524,283       3,472,200
        1,135,557   Kindred Healthcare Inc. ....................    11/15/00 - 3/29/06    13,864,204      33,140,096
                    Kindred Healthcare Inc., options to
                    purchase (shares):
            3,002      exercise price $23.75, expiration
                          date 7/17/11 .........................    7/17/02 - 7/15/05             --          16,313
              898      exercise price $26.00, expiration
                          date 1/01/12 .........................    1/01/03 - 1/01/06             --           2,859
              897      exercise price $9.07, expiration
                          date 1/01/13 .........................    1/01/04 - 1/03/07             --          18,038
              671      exercise price $25.99, expiration
                          date 1/01/14 .........................    1/01/05 - 1/03/07             --           2,143


46 | Semiannual Report

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                       ACQUISITION
CONTRACTS           ISSUER                                                DATES              COST          VALUE
--------------------------------------------------------------------------------------------------------------------
              374      exercise price $27.90, expiration
                       date 1/10/15 ............................    1/06/06 - 1/09/07    $        --   $         480
              188      exercise price $28.89, expiration
                       date 1/10/16 ............................         1/09/07                  --              55
       28,669,739   Motor Coach Industries International
                       Inc., FRN, 18.36%, 12/01/08 .............    5/27/04 - 5/31/07     28,669,739      29,529,832
                5   Motor Coach Industries International
                       Inc., wts., 5/27/09 .....................         3/30/07                  --              --
           55,890   NCB Warrant Holdings Ltd., A ...............        12/16/05                  --       6,164,108
           47,160   Olympus Re Holdings Ltd. ...................        12/19/01           4,716,000          59,893
          600,722   Owen Corning Inc. (restricted) .............   10/20/06 - 12/20/06    16,945,428      19,192,167
          535,890   Owens Corning Inc., exercise price
                       $37.50, expiration date 1/02/08,
                       shares ..................................        10/20/06              56,082         669,863
           86,280   PTV Inc., 10.00%, pfd., A ..................    12/07/01 - 3/06/02       258,840         457,284
        3,649,000   Wheeling-Pittsburgh Corp., cvt.,
                       6.00%, 11/15/08 .........................         3/16/07           3,649,000       3,649,000
                                                                                                       -------------
                       TOTAL RESTRICTED SECURITIES (3.41% of Net Assets) ...........................   $ 557,110,413
                                                                                                       =============

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007, were as shown below.

----------------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF SHARES/                         NUMBER OF SHARES/
                               PRINCIPAL AMOUNT                          PRINCIPAL AMOUNT                               REALIZED
                                   HELD AT          GROSS      GROSS        HELD AT           VALUE AT     INVESTMENT   CAPITAL
NAME OF ISSUER                 BEGINNING OF YEAR  ADDITIONS  REDUCTIONS  END OF PERIOD      END OF PERIOD    INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
Hancock Discovery LLC ......       8,758,216             --          --      8,758,216      $          --  $       --  $        --

NON-CONTROLLED AFFILIATES
Augsberg Re AG .............          66,860             --          --         66,860                 --          --           --
Augsberg Re AG, zero cpn.,
   7/31/07 .................         768,890             --          --        768,890                 --          --           --
CSM NV .....................       4,036,926             --          --      4,036,926        143,418,853   2,745,110           --
Esmark Inc. ................           7,661             --          --          7,661          6,124,893     122,576           --
Esmark Inc., 8.00%, cvt.,
   pfd., A .................          27,889            610          --         28,499         26,758,319   1,130,778           --
Farmer Brothers Co. ........         904,637             --          --        904,637         20,471,935     199,020           --
FE Capital Holdings Ltd. ...          11,589            428          --         12,017         14,673,391          --           --
Florida East Coast
   Industries Inc. .........       2,247,600             --          --      2,247,600        178,615,221     314,664           --
Imagine Group Holdings
   Ltd. ....................       4,551,501             --          --      4,551,501         51,818,839          --           --
International Automotive
   Components Group Brazil
   LLC .....................       3,204,016             --          --      3,204,016         23,389,317          --           --


                                                          Semiannual Report | 47

Mutual Discovery Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF SHARES/                         NUMBER OF SHARES/
                               PRINCIPAL AMOUNT                           PRINCIPAL AMOUNT                                REALIZED
                                    HELD AT         GROSS       GROSS          HELD AT         VALUE AT      INVESTMENT    CAPITAL
NAME OF ISSUER                 BEGINNING OF YEAR  ADDITIONS  REDUCTIONS    END OF PERIOD    END OF PERIOD      INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
International Automotive
   Components Group Japan
   LLC .....................         561,502         89,031          --            650,533  $   5,282,230    $       --  $        --
International Automotive
   Components Group NA
   LLC .....................              --      5,638,800          --          5,638,800      5,638,800            --           --
Kloeckner & Co. AG .........         506,310      2,149,284          --          2,655,594    192,283,318     1,905,277           --
Potlatch Corp. .............       3,582,320             --   1,937,477          1,644,843             -- b   2,846,797    6,203,864
Torre Mayor Investments
   LP ......................             170             --         170                 --             -- b          --    4,463,512
                                                                                            ----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ..........................................................  $ 668,475,116    $9,264,222  $10,667,376
                                                                                            ----------------------------------------
TOTAL AFFILIATED SECURITIES (4.10% of Net Assets) ........................................  $ 668,475,116    $9,264,222  $10,667,376
                                                                                            ========================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

b As of June 30, 2007, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


48 | Semiannual Report

Mutual Discovery Fund

13. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 49

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED)

MUTUAL DISCOVERY FUND

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) of the Mutual Discovery Fund (the "Fund") and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors:

------------------------------------------------------------------------------------------------------------------
                                                        % OF        % OF                        % OF        % OF
                                                    OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                   FOR             SHARES      SHARES      WITHHELD        SHARES      SHARES
------------------------------------------------------------------------------------------------------------------
Edward I. Altman ............   1,210,704,428.298     57.977%     97.748%   27,896,859.065     1.335%      2.252%
Ann Torre Bates .............   1,209,916,510.794     57.939%     97.684%   28,684,776.569     1.373%      2.316%
Burton J. Greenwald .........   1,207,819,500.700     57.838%     97.515%   30,781,786.363     1.474%      2.485%
Bruce A. MacPherson .........   1,207,458,365.509     57.821%     97.486%   31,142,921.854     1.491%      2.514%
Charles Rubens II ...........   1,207,490,031.255     57.823%     97.488%   31,111,256.108     1.489%      2.512%
Leonard Rubin ...............   1,206,493,676.220     57.775%     97.408%   32,107,611.143     1.537%      2.592%
Robert E. Wade ..............   1,209,575,860.618     57.922%     97.657%   29,025,426.745     1.390%      2.343%
Gregory E. Johnson ..........   1,208,290,066.177     57.861%     97.553%   30,311,221.186     1.451%      2.447%
Peter A. Langerman ..........   1,210,708,565.729     57.977%     97.748%   27,892,721.634     1.335%      2.252%


50 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL DISCOVERY FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     961,560,903.960     46.046%      77.633%
Against ..........................      32,005,362.174      1.533%       2.584%
Abstain ..........................      36,579,619.229      1.751%       2.953%
Broker Non-Votes .................     208,455,402.000      9.982%      16.830%
--------------------------------------------------------------------------------
TOTAL ............................   1,238,601,287.363     59.312%     100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     157,775,299.443     37.245%      70.355%
Against ..........................       9,187,468.369      2.168%       4.097%
Abstain ..........................       7,026,510.812      1.659%       3.133%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     157,683,322.327     37.223%      70.314%
Against ..........................       9,219,712.408      2.176%       4.112%
Abstain ..........................       7,086,243.889      1.673%       3.159%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 51

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL DISCOVERY FUND

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     159,304,467.657     37.606%      71.037%
Against ..........................       7,875,988.899      1.859%       3.512%
Abstain ..........................       6,808,822.068      1.607%       3.036%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     157,968,993.305     37.290%      70.441%
Against ..........................       8,817,713.746      2.082%       3.932%
Abstain ..........................       7,202,571.573      1.700%       3.212%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     158,490,874.271     37.414%      70.674%
Against ..........................       8,401,970.248      1.983%       3.747%
Abstain ..........................       7,096,434.105      1.675%       3.164%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     160,002,487.617     37.770%      71.348%
Against ..........................       7,217,018.932      1.704%       3.219%
Abstain ..........................       6,769,772.075      1.598%       3.018%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------


52 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED
ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL DISCOVERY FUND

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     156,955,995.649     37.051%      69.990%
Against ..........................      10,021,643.117      2.366%       4.469%
Abstain ..........................       7,011,639.858      1.655%       3.126%
Broker Non-Votes .................      50,265,839.000     11.866%      22.415%
--------------------------------------------------------------------------------
TOTAL ............................     224,255,117.624     52.938%     100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 53

Mutual Discovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors (Board), including a majority of the non-interested or independent directors, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held six meetings solely dedicated to the renewal process (one of such meetings was conducted by telephonic conference means and, for the other meetings, those directors unable to attend in person were present by telephonic conference means). Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure, with the breakpoint added to the Fund's investment management fee structure (as discussed below in "Economies of Scale"), was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


54 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that the Fund's long-term performance is a significant component of incentive-based compensation. The directors noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Funds administrative services and transfer agent and shareholder services agreement with affiliates of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 55

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2006. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2006, and had annualized total returns for the three- and five-year periods in the second best performing quintile. The directors noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2006, was in the best performing quintile and exceeded 13%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2006. The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The directors noted that the Fund's overall expense ratio has declined over such period. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


56 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of global multi-cap value funds, global large-cap core funds and global large-cap value funds. The Fund's investment management fee was in the second-highest expense quintile of the group (i.e., the group having the second-highest investment management fee) and its total expenses (including 12b-1 and non-12b-1 service fees) were in the middle expense quintile of the group.

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong overall performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee of the Fund was within the range of fees charged by the investment manager to other comparable accounts.

The directors also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


                                                          Semiannual Report | 57

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the upcoming year. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager and its affiliates under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.


58 | Semiannual Report

Mutual Discovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and 2006 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 and 2006 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. As a result of such considerations, the directors negotiated an additional breakpoint that reduces the Fund's investment management fee for assets under management in excess of $16 billion by 0.02% (2 basis points). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 59

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)           One Franklin Parkway
FRANKLIN TEMPLETON       San Mateo, CA 94403-1906
    INVESTMENTS

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL DISCOVERY FUND

INVESTMENT MANAGER

Franklin  Mutual  Advisers,  LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


477 S2007 08/07










                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    JUNE 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER         INTERNATIONAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                     MUTUAL EUROPEAN FUND

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different
                               investment approaches, Franklin, Templeton and
                               Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual European Fund ......................................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   28

Meeting of Shareholders ...................................................   41

Shareholder Information ...................................................   45

--------------------------------------------------------------------------------

Semiannual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual European Fund's semiannual report for the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a cumulative total return of +16.73% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned +12.67% (in U.S. dollars) for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


4 | Semiannual Report

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower U.S. economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity also remained heightened. The total value of deals announced in the first six months of this year was more than $2.6 trillion, on track to eclipse the $3.6 trillion spent on private buyouts and broad corporate consolidation during 2006. 2

With this backdrop, most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reported period.

Optimism was running high in Europe during the first half of 2007. Unemployment hit a record low in the euro zone, and strong employment growth, in part a result of successful labor market reforms, was characteristic of many European economies. European consumer confidence reached a six-year high, but retail sales remained subdued in many countries. With increased industrial production activity evident across the region, the European Central Bank revised its euro-zone growth forecast upward. Germany's resurgent economy, the largest in the region, experienced rising wages, healthy export growth and increased business investment. While business confidence and outlook weakened somewhat toward period-end, corporate tax cuts laid the groundwork for a better business environment. Elsewhere in Europe, unemployment steadily declined in France and fell to record lows in Italy, while wages grew and supported consumer spending. In Norway, economic growth remained robust, but in Sweden, manufacturing confidence and consumer sentiment softened. In the U.K., retail sales recovered somewhat after a sharp drop in January 2007, aided partly by an upswing in hiring and falling unemployment.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Germany                                                     18.3%
France                                                      17.5%
U.K.                                                        10.2%
Netherlands                                                  9.0%
Switzerland                                                  7.0%
Norway                                                       5.5%
Sweden                                                       4.5%
Spain                                                        3.6%
Denmark                                                      3.6%
Italy                                                        3.2%
U.S.                                                         2.5%
Belgium                                                      2.1%
South Africa                                                 2.0%
Finland                                                      1.6%
Other                                                        2.2%
Short-Term Investments & Other Net Assets                    7.2%

2. Source: Thomson Financial.


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/07

------------------------------------------------------------------
                                                       % OF TOTAL
                                                       NET ASSETS
------------------------------------------------------------------
Commercial Banks                                             9.2%
------------------------------------------------------------------
Tobacco                                                      7.7%
------------------------------------------------------------------
Food Products                                                6.9%
------------------------------------------------------------------
Chemicals                                                    5.6%
------------------------------------------------------------------
Diversified Financial Services                               5.3%
------------------------------------------------------------------
Industrial Conglomerates                                     5.1%
------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                  5.0%
------------------------------------------------------------------
Machinery                                                    4.8%
------------------------------------------------------------------
Metals & Mining                                              3.6%
------------------------------------------------------------------
Insurance                                                    3.6%
------------------------------------------------------------------

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, we will generally seek to hedge the Fund's currency exposure to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund's strongest contributing asset class for the first six months of 2007 was its equity portfolio. Three of our best performing investments during the period under review were Orkla, a Norwegian conglomerate; Siemens, a German industrial conglomerate; and K&S, a German fertilizer and salt company.

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. This reporting period, long-time Fund holding Orkla was again among the top performing stocks, up more than 62% in local currency during the first half of 2007. The company reported strong operational performance, and its management pursued two transactions that we believe could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 101% in local currency during the six-month reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

Siemens, Europe's largest engineering group, has been undergoing a wideranging restructuring aimed at simplifying its corporate organization and improving the returns in each of its divisions. The company's share price recovered following an alleged bribery scandal, which led to the departure of


6 | Semiannual Report
both the CEO and head of the supervisory board. Despite this turmoil, the supervisory board acted quickly and appointed the first-ever outsider to lead the group, Mr. Peter Loescher. Operationally the company performed well, and each of the divisions met its previously set operating targets. The board and the company's new CEO reaffirmed their commitment to new operating targets for 2010 and to the restructuring plan that Dr. Kleinfeld, the previous CEO, had begun.

K&S is Europe's largest producer of potash, an essential ingredient used in crop fertilizer. It is also an important producer of salt and other specialty chemicals. The company was a prime beneficiary of the strong rise in potash prices around the world, driven by a continued tight supply resulting from strong demand due to increasing world population and the growing demand for crops to produce biofuels.

While Mutual European Fund had several positions that made significant positive contributions during the six months ended June 30, 2007, it also had some underachievers. Three investments that failed to meet our expectations were Sanofi-Aventis, a pharmaceutical company; Danske Bank, a large Danish banking group; and CSM, a Dutch bakery supply and food ingredient producer.

Sanofi-Aventis's shares declined 12% in local currency on concerns that the management team might make an expensive acquisition, and because of setbacks in the U.S. Food and Drug Administration's approval of a key new drug in the company's pipeline.

Danske Bank weighed on performance in the first half of 2007 following a report of higher banking costs in its core Danish business and on concerns of a lending slowdown within the country. As the shares declined 7% in local currency, the pullback in the price of a high-quality company like Danske compelled us to increase our position at what we considered an attractive level.

CSM's share price eroded nearly 8% in local currency during the period for lack of a material catalyst for growth, and because a previously announced restructuring program was not expected to start to deliver results until the second half of 2007.

Finally, investors should note that we remained substantially hedged to the U.S. dollar for the Fund's non-U.S. holdings. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged some of the foreign currency exposure.

TOP 10 HOLDINGS
6/30/07
------------------------------------------------------------------
COMPANY                                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                               NET ASSETS
------------------------------------------------------------------
Imperial Tobacco Group PLC                                   2.7%
   TOBACCO, U.K.
------------------------------------------------------------------
British American Tobacco PLC                                 2.6%
   TOBACCO, U.K.
------------------------------------------------------------------
Altadis SA                                                   2.4%
   TOBACCO, SPAIN
------------------------------------------------------------------
Siemens AG                                                   2.4%
   INDUSTRIAL CONGLOMERATES, GERMANY
------------------------------------------------------------------
Fortis                                                       2.1%
   DIVERSIFIED FINANCIAL SERVICES,
   BELGIUM
------------------------------------------------------------------
Linde AG                                                     2.1%
   CHEMICALS, GERMANY
------------------------------------------------------------------
E.ON AG                                                      2.1%
   ELECTRIC UTILITIES, GERMANY
------------------------------------------------------------------
Orkla ASA                                                    2.0%
   INDUSTRIAL CONGLOMERATES, NORWAY
------------------------------------------------------------------
BNP Paribas SA                                               2.0%
   COMMERCIAL BANKS, FRANCE
------------------------------------------------------------------
Anglo American PLC                                           2.0%
   METALS & MINING, SOUTH AFRICA
------------------------------------------------------------------


                                                           Semiannual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Philippe Brugere-Trelat

                  Philippe Brugere-Trelat
                  Portfolio Manager

[PHOTO OMITTED]   /s/ Katrina Dudley

                  Katrina Dudley, CFA
                  Assistant Portfolio Manager

                  Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY, effective January 1, 2007, assumed assistant portfolio manager responsibilities for Mutual European Fund. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS Z (SYMBOL: MEURX)                          CHANGE    6/30/07    12/31/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$4.11     $28.70      $24.59
-------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-------------------------------------------------------------------------------
Dividend Income                     $0.0348
-------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMIX)                          CHANGE    6/30/07    12/31/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$4.02     $28.21      $24.19
-------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-------------------------------------------------------------------------------
Dividend Income                     $0.0291
-------------------------------------------------------------------------------
CLASS B (SYMBOL: TEUBX)                          CHANGE    6/30/07    12/31/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.85     $27.50      $23.65
-------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-------------------------------------------------------------------------------
Dividend Income                     $0.0134
-------------------------------------------------------------------------------
CLASS C (SYMBOL: TEURX)                          CHANGE    6/30/07    12/31/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$3.93     $28.10      $24.17
-------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-------------------------------------------------------------------------------
Dividend Income                     $0.0149
-------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS Z                                    6-MONTH              1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +16.73%             +36.14%    +145.76%        +377.43%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +16.73%             +36.14%     +19.70%         +16.92%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4              $11,673             $13,614    $ 24,576        $ 47,743
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.05%
--------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH              1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +16.62%             +35.80%    +141.89%        +359.28%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +9.89%             +28.00%     +17.91%         +15.78%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4              $10,989             $12,800    $ 22,792        $ 43,299
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   1.34%
--------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH              1-YEAR      5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +16.21%             +34.84%    +133.88%        +285.51%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +12.21%             +30.84%     +18.32%         +17.12%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4              $11,221             $13,084    $ 23,188        $ 38,551
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   2.05%
--------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH              1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +16.20%             +34.89%    +133.96%        +332.67%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +15.20%             +33.89%     +18.53%         +15.78%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4              $11,520             $13,389    $ 23,396        $ 43,267
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                   2.05%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS WHICH INVOLVE CERTAIN RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS Z                                                VALUE 1/1/07          VALUE 6/30/07        PERIOD* 1/1/07-6/30/07
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,167.30                  $ 5.75
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.49                  $ 5.36
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,166.20                  $ 7.36
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.00                  $ 6.85
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,162.10                  $11.10
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,014.53                  $10.34
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,162.00                  $11.10
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,014.53                  $10.34
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 1.07%;
A: 1.37%; B: 2.07%; and C: 2.07%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2007                     YEAR ENDED DECEMBER 31,
CLASS Z                                                (UNAUDITED)          2006         2005         2004         2003       2002
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $       24.59     $    21.30     $  19.75     $  16.79     $  12.97   $  14.43
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.47           0.62         0.42         0.37         0.32       0.27
   Net realized and unrealized gains (losses) ...            3.67           5.08         3.11         3.21         3.93      (1.38)
                                                    --------------------------------------------------------------------------------
Total from investment operations ................            4.14           5.70         3.53         3.58         4.25      (1.11)
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.03)         (0.66)       (0.55)       (0.60)       (0.43)     (0.25)
   Net realized gains ...........................              --          (1.75)       (1.43)       (0.02)          --      (0.10)
                                                    --------------------------------------------------------------------------------
Total distributions .............................           (0.03)         (2.41)       (1.98)       (0.62)       (0.43)     (0.35)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................              -- f           -- f         -- f         -- f         -- f       --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ..................   $       28.70     $    24.59     $  21.30     $  19.75     $  16.79   $  12.97
                                                    ================================================================================

Total return c ..................................           16.73%         27.30%       18.03%       21.58%       32.84%     (7.71)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ......................................            1.07% g        1.05% g      1.05% g      1.07% g      1.08%      1.05%
Expenses - excluding dividend expense on
   securities sold short ........................            1.04% g        1.04% g      1.04% g      1.07% g      1.08%      1.04%
Net investment income ...........................            3.57%          2.64%        1.99%        2.10%        2.19%      1.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $   1,285,624     $1,034,000     $788,228     $650,547     $498,667   $376,828
Portfolio turnover rate .........................           18.54%         37.65%       29.84%       33.11%       52.33%     29.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual European Fund

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2007                       YEAR ENDED DECEMBER 31,
CLASS A                                                (UNAUDITED)           2006         2005         2004        2003       2002
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $          24.19     $  20.99     $  19.50     $  16.59    $  12.83   $  14.27
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................               0.43         0.56         0.34         0.31        0.26       0.22
   Net realized and unrealized gains (losses) ...               3.62         4.98         3.07         3.16        3.88      (1.35)
                                                    --------------------------------------------------------------------------------
Total from investment operations ................               4.05         5.54         3.41         3.47        4.14      (1.13)
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................              (0.03)       (0.59)       (0.49)       (0.54)      (0.38)     (0.21)
   Net realized gains ...........................                 --        (1.75)       (1.43)       (0.02)         --      (0.10)
                                                    --------------------------------------------------------------------------------
Total distributions .............................              (0.03)       (2.34)       (1.92)       (0.56)      (0.38)     (0.31)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................                 -- f         -- f         -- f         -- f        -- f       --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ..................   $          28.21     $  24.19     $  20.99     $  19.50    $  16.59   $  12.83
                                                    ================================================================================

Total return c ..................................              16.62%       26.96%       17.56%       21.23%      32.34%     (8.05)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ......................................               1.37% g      1.34% g      1.38% g      1.42% g     1.43%      1.40%
Expenses - excluding dividend expense on
   securities sold short ........................               1.34% g      1.33% g      1.37% g      1.42% g     1.43%      1.39%
Net investment income ...........................               3.27%        2.35%        1.66%        1.75%       1.84%      1.53%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $      1,224,666     $964,717     $707,995     $545,120    $417,630   $302,735
Portfolio turnover rate .........................              18.54%       37.65%       29.84%       33.11%      52.33%     29.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Mutual European Fund

                                                       -----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2007                     YEAR ENDED DECEMBER 31,
CLASS B                                                   (UNAUDITED)          2006        2005        2004        2003       2002
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............   $          23.65     $ 20.58     $ 19.14     $ 16.31     $ 12.64    $ 14.09
                                                       -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................               0.31        0.38        0.21        0.19        0.16       0.10
   Net realized and unrealized gains (losses) ......               3.55        4.87        3.01        3.10        3.81      (1.31)
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................               3.86        5.25        3.22        3.29        3.97      (1.21)
                                                       -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................              (0.01)      (0.43)      (0.35)      (0.44)      (0.30)     (0.14)
   Net realized gains ..............................                 --       (1.75)      (1.43)      (0.02)         --      (0.10)
                                                       -----------------------------------------------------------------------------
Total distributions ................................              (0.01)      (2.18)      (1.78)      (0.46)      (0.30)     (0.24)
                                                       -----------------------------------------------------------------------------
Redemption fees ....................................                 -- f        -- f        -- f        -- f        -- f       --
                                                       -----------------------------------------------------------------------------
Net asset value, end of period .....................   $          27.50     $ 23.65     $ 20.58     $ 19.14     $ 16.31    $ 12.64
                                                       =============================================================================

Total return c .....................................              16.21%      26.01%      16.87%      20.41%      31.45%     (8.61)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .........................................               2.07% g     2.05% g     2.05% g     2.07% g     2.08%      2.05%
Expenses - excluding dividend expense on
   securities sold short ...........................               2.04% g     2.04% g     2.04% g     2.07% g     2.08%      2.04%
Net investment income ..............................               2.57%       1.64%       0.99%       1.10%       1.19%      0.87%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $         69,916     $63,219     $55,303     $50,216     $38,526    $24,855
Portfolio turnover rate ............................              18.54%      37.65%      29.84%      33.11%      52.33%     29.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual European Fund

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     JUNE 30, 2007                        YEAR ENDED DECEMBER 31,
CLASS C                                               (UNAUDITED)            2006         2005         2004        2003       2002
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $          24.17     $  20.98     $  19.50     $  16.60    $  12.85   $  14.29
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................               0.33         0.38         0.21         0.20        0.17       0.13
   Net realized and unrealized gains (losses) ...               3.61         4.99         3.05         3.15        3.87      (1.35)
                                                    --------------------------------------------------------------------------------
Total from investment operations ................               3.94         5.37         3.26         3.35        4.04      (1.22)
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................              (0.01)       (0.43)       (0.35)       (0.43)      (0.29)     (0.12)
   Net realized gains ...........................                 --        (1.75)       (1.43)       (0.02)         --      (0.10)
                                                    --------------------------------------------------------------------------------
Total distributions .............................              (0.01)       (2.18)       (1.78)       (0.45)      (0.29)     (0.22)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................                 -- f         -- f         -- f         -- f        -- f       --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ..................   $          28.10     $  24.17     $  20.98     $  19.50    $  16.60   $  12.85
                                                    ================================================================================

Total return c ..................................              16.20%       26.10%       16.78%       20.43%      31.49%     (8.65)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ......................................               2.07% g      2.05% g      2.05% g      2.07% g     2.08%      2.02%
Expenses - excluding dividend expense on
   securities sold short ........................               2.04% g      2.04% g      2.04% g      2.07% g     2.08%      2.01%
Net investment income ...........................               2.57%        1.64%        0.99%        1.10%       1.19%      0.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $        373,486     $303,259     $242,894     $205,197    $166,758   $123,374
Portfolio turnover rate .........................              18.54%       37.65%       29.84%       33.11%      52.33%     29.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual European Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY          CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 93.0%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 90.2%
        AIR FREIGHT & LOGISTICS 0.6%
        Geodis SA ....................................................        France              53,673         $       11,114,078
        TNT NV .......................................................      Netherlands          170,566                  7,717,116
                                                                                                                 ------------------
                                                                                                                         18,831,194
                                                                                                                 ------------------
        AUTOMOBILES 1.6%
        DaimlerChrysler AG ...........................................        Germany            520,504                 48,078,718
                                                                                                                 ------------------
        BEVERAGES 2.8%
        Carlsberg AS, A ..............................................        Denmark             28,600                  3,313,243
        Carlsberg AS, B ..............................................        Denmark            220,105                 26,699,530
        Pernod Ricard SA .............................................        France             235,777                 52,316,539
                                                                                                                 ------------------
                                                                                                                         82,329,312
                                                                                                                 ------------------
        CAPITAL MARKETS 0.3%
        D. Carnegie & Co. AB .........................................        Sweden             453,227                  7,967,101
                                                                                                                 ------------------
        CHEMICALS 5.6%
        K+S AG .......................................................        Germany            350,396                 53,895,776
        Koninklijke DSM NV ...........................................      Netherlands          676,544                 33,466,445
        Linde AG .....................................................        Germany            514,528                 61,955,341
        Sika AG ......................................................      Switzerland            8,141                 16,659,845
                                                                                                                 ------------------
                                                                                                                        165,977,407
                                                                                                                 ------------------
        COMMERCIAL BANKS 9.2%
        Aareal Bank AG ...............................................        Germany            527,029                 27,532,647
        ABN Amro Holding NV ..........................................      Netherlands          429,665                 19,800,367
      a Banca Popolare di Verona e Novara SCRL .......................         Italy             522,756                 15,098,006
      b Banca Popolare Italiana SCRL .................................         Italy             980,767                 15,158,565
        BNP Paribas SA ...............................................        France             500,510                 59,854,198
        Danske Bank AS ...............................................        Denmark            799,196                 32,848,051
        Intesa Sanpaolo SpA ..........................................         Italy           2,492,646                 18,655,714
        Societe Generale, A ..........................................        France             191,290                 35,605,399
        Svenska Handelsbanken AB, A ..................................        Sweden             918,854                 25,856,914
        Swedbank AB, A ...............................................        Sweden             481,880                 17,540,328
        Unione Di Banche Italiane SCPA ...............................         Italy             153,175                  3,907,738
                                                                                                                 ------------------
                                                                                                                        271,857,927
                                                                                                                 ------------------
        DISTRIBUTORS 0.8%
        Compania de Distribucion Integral Logista SA .................         Spain             322,008                 24,840,919
                                                                                                                 ------------------
        DIVERSIFIED FINANCIAL SERVICES 5.3%
        Deutsche Boerse AG ...........................................        Germany            360,623                 40,875,623
        Fortis .......................................................        Belgium          1,472,790                 62,847,925
        Guinness Peat Group PLC ......................................      New Zealand        4,185,893                  6,649,149
    b,c Marconi Corp., Contingent Distribution .......................    United Kingdom      28,582,000                         --
        OMX AB .......................................................        Sweden           1,310,290                 39,266,369
        Oslo Bors Holding ASA ........................................        Norway             340,000                  8,270,753
                                                                                                                 ------------------
                                                                                                                        157,909,819
                                                                                                                 ------------------


18 | Semiannual Report

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY          CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
b,d,e,f AboveNet Inc. ................................................     United States          83,713         $        3,317,546
b,c,e,f AboveNet Inc., Contingent Distribution .......................     United States      11,722,000                         --
  b,d,e AboveNet Inc., options to purchase (shares), exercise price
           $20.95, expiration date 9/09/13 ...........................     United States             117                      3,259
b,d,e,f AboveNet Inc., wts., 9/08/08 .................................     United States           2,816                     93,491
b,d,e,f AboveNet Inc., wts., 9/08/10 .................................     United States           3,313                     99,390
        Koninklijke (Royal) KPN NV ...................................      Netherlands        2,209,171                 36,835,468
        Telefonica SA ................................................         Spain             462,576                 10,354,872
                                                                                                                 ------------------
                                                                                                                         50,704,026
                                                                                                                 ------------------
        ELECTRIC UTILITIES 2.1%
        E.ON AG ......................................................        Germany            369,720                 61,841,843
                                                                                                                 ------------------
        ENERGY EQUIPMENT & SERVICES 2.9%
      b Aker Drilling ASA ............................................        Norway           1,209,492                  7,811,640
        Bourbon SA ...................................................        France             373,668                 23,440,213
      b Compagnie Generale de Geophysique SA .........................        France              47,394                 11,926,756
        Fugro NV .....................................................      Netherlands          385,467                 24,545,562
        Petroleum Geo-Services ASA ...................................        Norway             338,313                  8,444,778
      b Seadrill Ltd. ................................................        Bermuda            403,920                  8,712,994
                                                                                                                 ------------------
                                                                                                                         84,881,943
                                                                                                                 ------------------
        FOOD & STAPLES RETAILING 1.8%
        Carrefour SA .................................................        France             771,020                 54,408,007
                                                                                                                 ------------------
        FOOD PRODUCTS 6.9%
        Cadbury Schweppes PLC ........................................    United Kingdom       2,622,412                 35,813,702
        CSM NV .......................................................      Netherlands          816,226                 28,997,856
        Groupe Danone ................................................        France             646,940                 52,551,624
        Leroy Seafood Group ASA ......................................        Norway             348,693                  7,300,026
      b Marine Harvest ...............................................        Norway           7,424,923                  8,080,556
        Nestle SA ....................................................      Switzerland          137,037                 52,272,944
        Premier Foods PLC ............................................    United Kingdom       1,117,244                  6,490,240
        Rieber & Son ASA .............................................        Norway           1,548,350                 13,517,321
                                                                                                                 ------------------
                                                                                                                        205,024,269
                                                                                                                 ------------------
        HEALTH CARE PROVIDERS & SERVICES 1.1%
        Rhoen-Klinikum AG ............................................        Germany            519,452                 31,270,610
                                                                                                                 ------------------
        HOUSEHOLD DURABLES 2.9%
        Hunter Douglas NV ............................................      Netherlands          369,725                 35,037,013
        Koninklijke Philips Electronics NV ...........................      Netherlands        1,135,845                 48,515,690
                                                                                                                 ------------------
                                                                                                                         83,552,703
                                                                                                                 ------------------
        INDUSTRIAL CONGLOMERATES 5.1%
        C.I.R. SpA ...................................................         Italy           5,391,016                 20,812,412
      e Orkla ASA ....................................................        Norway           3,171,675                 60,217,254
        Siemens AG ...................................................        Germany            485,275                 69,650,580
                                                                                                                 ------------------
                                                                                                                        150,680,246
                                                                                                                 ------------------


                                                          Semiannual Report | 19

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY          CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INSURANCE 3.6%
        Allianz SE ...................................................       Germany              97,580         $       22,794,378
        Assicurazioni Generali SpA ...................................        Italy              172,013                  6,928,199
  b,d,f Augsburg Re AG ...............................................     Switzerland            17,909                         --
      b Lancashire Holdings Ltd. .....................................    United Kingdom       1,570,713                 10,764,872
  b,d,f Olympus Re Holdings Ltd. .....................................    United States           16,080                     20,422
        Resolution PLC ...............................................    United Kingdom         390,312                  4,911,027
        White Mountains Insurance Group Ltd. .........................    United States           57,372                 34,768,579
        Zurich Financial Services AG .................................     Switzerland            86,626                 26,892,245
                                                                                                                 ------------------
                                                                                                                        107,079,722
                                                                                                                 ------------------
        MACHINERY 4.8%
        AB SKF, B ....................................................        Sweden           2,060,828                 43,532,043
        Aker Yards ASA ...............................................        Norway             570,152                  9,955,020
        Kone OYJ, B ..................................................       Finland             579,380                 36,666,052
        Schindler Holding AG .........................................     Switzerland           406,243                 27,101,710
        Schindler Holding AG, Registered .............................     Switzerland           352,315                 23,792,402
                                                                                                                 ------------------
                                                                                                                        141,047,227
                                                                                                                 ------------------
        MARINE 1.5%
        A P Moller - Maersk AS .......................................       Denmark               3,639                 44,010,021
                                                                                                                 ------------------
        MEDIA 3.4%
        Eutelsat Communications ......................................        France             972,068                 23,746,521
        JC Decaux SA .................................................        France             619,833                 19,738,892
      b Premiere AG ..................................................       Germany             397,000                  9,553,190
        Virgin Media Inc. ............................................    United Kingdom       1,632,505                 39,784,147
        WPP Group PLC ................................................    United Kingdom         566,034                  8,508,906
                                                                                                                 ------------------
                                                                                                                        101,331,656
                                                                                                                 ------------------
        METALS & MINING 3.6%
      g Anglo American PLC ...........................................     South Africa          984,702                 58,241,091
      g Arcelor Mittal ...............................................      Netherlands          492,152                 31,005,953
d,f,h,i Globe Specialty Metals Inc., 144A ............................    United States        2,830,952                 18,217,176
                                                                                                                 ------------------
                                                                                                                        107,464,220
                                                                                                                 ------------------
        MULTI-UTILITIES 3.5%
        RWE AG .......................................................       Germany             456,804                 48,537,904
        Suez SA ......................................................        France             933,491                 53,681,299
                                                                                                                 ------------------
                                                                                                                        102,219,203
                                                                                                                 ------------------
        MULTILINE RETAIL 1.1%
        Jelmoli Holding AG ...........................................     Switzerland             8,844                 31,093,177
                                                                                                                 ------------------
        OIL, GAS & CONSUMABLE FUELS 5.0%
        BP PLC .......................................................    United Kingdom       2,260,780                 27,378,837
        Eni SpA ......................................................        Italy              361,200                 13,150,013
b,d,f,i Euro Wagon LP ................................................    Jersey Islands      16,127,149                 20,715,514
        Ganger Rolf ..................................................        Norway             470,416                 21,132,078
        Norsk Hydro ASA ..............................................        Norway             441,000                 17,044,634


20 | Semiannual Report

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY          CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        OIL, GAS & CONSUMABLE FUELS (CONTINUED)
        Royal Dutch Shell PLC, A .....................................    United Kingdom         470,167         $       19,210,621
        Total SA, B ..................................................        France             364,598                 29,735,110
                                                                                                                 ------------------
                                                                                                                        148,366,807
                                                                                                                 ------------------
        PAPER & FOREST PRODUCTS 0.3%
        Ahlstrom OYJ, A ..............................................       Finland             310,577                  9,142,284
                                                                                                                 ------------------
        PHARMACEUTICALS 2.1%
        Novartis AG ..................................................     Switzerland           488,916                 27,614,459
        Sanofi-Aventis ...............................................        France             429,079                 34,901,001
                                                                                                                 ------------------
                                                                                                                         62,515,460
                                                                                                                 ------------------
        REAL ESTATE 1.1%
      f Canary Wharf Group PLC .......................................    United Kingdom         192,100                  1,589,513
        Eurocastle Investment Ltd. ...................................   Guernsey Islands        413,110                 19,143,688
        Patrizia Immobilien AG .......................................       Germany             601,800                 10,718,505
                                                                                                                 ------------------
                                                                                                                         31,451,706
                                                                                                                 ------------------
        TEXTILES, APPAREL & LUXURY GOODS 0.2%
        Christian Dior SA ............................................        France              38,450                  5,007,118
                                                                                                                 ------------------
        THRIFTS & MORTGAGE FINANCE 0.8%
        Hypo Real Estate Holding AG ..................................       Germany             351,974                 22,798,665
                                                                                                                 ------------------
        TOBACCO 7.7%
        Altadis SA ...................................................        Spain            1,086,551                 72,350,472
        British American Tobacco PLC .................................    United Kingdom       2,259,606                 77,056,590
        Imperial Tobacco Group PLC ...................................    United Kingdom       1,706,404                 79,062,189
                                                                                                                 ------------------
                                                                                                                        228,469,251
                                                                                                                 ------------------
        TRADING COMPANIES & DISTRIBUTORS 0.8%
        Kloeckner & Co. AG ...........................................       Germany             328,293                 23,770,677
                                                                                                                 ------------------
        TRANSPORTATION INFRASTRUCTURE 0.0% j
      a Groupe Eurotunnel SA, wts., 12/30/11 .........................       France              444,134                    168,305
                                                                                                                 ------------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $1,656,284,188) .....................................                                                2,666,091,543
                                                                                                                 ------------------
        PREFERRED STOCKS 0.3%
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% j
      d PTV Inc., 10.00%, pfd., A ....................................    United Kingdom          46,841                    248,257
                                                                                                                 ------------------
        MACHINERY 0.3%
        Jungheinrich AG, pfd. ........................................       Germany             203,016                  8,594,551
                                                                                                                 ------------------
        TOTAL PREFERRED STOCKS (COST $3,983,193) .....................                                                    8,842,808
                                                                                                                 ------------------


                                                          Semiannual Report | 21

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY          CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        OPTIONS PURCHASED 0.4%
        PUT OPTIONS 0.4%
      b Dow Jones EUROSTOXXX 50, exercise price $4,023.67, expiration
           date 12/21/07, contracts ..................................     United States         128,614         $        8,339,332
      b Dow Jones EUROSTOXXX 50, exercise price $4,060.26, expiration
           date 12/21/07, contracts ..................................     United States          66,498                  4,698,084
                                                                                                                 ------------------
        TOTAL OPTIONS PURCHASED (COST $14,894,997) ...................                                                   13,037,416
                                                                                                                 ------------------

                                                                                           -------------------
                                                                                           PRINCIPAL AMOUNT k/
                                                                                                 SHARES
                                                                                           -------------------
        CORPORATE BONDS & NOTES 1.9%
    d,f Augsburg Re AG, zero cpn., 7/31/07 ...........................     Switzerland     $     205,953                         --
        Groupe Eurotunnel SA, cvt.,
           3.00%, 7/28/08 ............................................        France               8,000 EUR                 24,903
           3.00%, 7/28/08 ............................................        France               9,616 GBP                 44,419
           3.00%, 6/28/09 ............................................        France               8,000 EUR                 24,091
           3.00%, 6/28/09 ............................................        France               9,616 GBP                 42,971
           3.00%, 7/28/10 ............................................        France           2,735,366 GBP             11,948,517
           3.00%, 7/28/10 ............................................        France           3,418,900 EUR             10,064,027
           6.00%, 7/28/10 ............................................        France           7,550,600 EUR             13,744,530
           6.00%, 7/28/10 ............................................        France           7,245,909 GBP             19,572,871
                                                                                                                 ------------------
        TOTAL CORPORATE BONDS & NOTES (COST $52,856,400) .............                                                   55,466,329
                                                                                                                 ------------------
        GOVERNMENT AGENCIES (COST $5,000,000) 0.2%
        FHLB, 5.22%, 11/14/07 ........................................    United States        5,000,000                  4,997,265
                                                                                                                 ------------------
        TOTAL LONG TERM INVESTMENTS (COST $1,733,018,778) ............                                                2,748,435,361
                                                                                                                 ------------------
        SHORT TERM INVESTMENTS 5.2%
      l INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 0.6%
        MONEY MARKET FUND (COST $17,016,517) 0.6%
      m Bank of New York Institutional Cash Reserve Fund, 5.308% .....    United States       17,016,517                 17,016,517
                                                                                                                 ------------------
        GOVERNMENT AGENCIES (COST $136,057,775) 4.6%
    n,o FHLB, 7/02/07 - 12/12/07 .....................................    United States      136,853,000                136,095,846
                                                                                                                 ------------------
        TOTAL SHORT TERM INVESTMENTS (COST $153,074,292) .............                                                  153,112,363
                                                                                                                 ------------------
        TOTAL INVESTMENTS (COST $1,886,093,070) 98.2% ................                                                2,901,547,724
        OPTIONS WRITTEN (COST $) 0.0% j ..............................                                                   (1,007,158)
        SECURITIES SOLD SHORT (COST $) (0.2)% ........................                                                   (4,546,050)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.4)% .....                                                  (11,927,270)
        OTHER ASSETS, LESS LIABILITIES 2.4% ..........................                                                   69,624,180
                                                                                                                 ------------------
        NET ASSETS 100.0% ............................................                                           $    2,953,691,426
                                                                                                                 ==================


22 | Semiannual Report

Mutual European Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY          CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      p OPTIONS WRITTEN 0.0% j
        METALS & MINING 0.0% J
        Anglo American PLC, Dec. 32.00 Calls, 12/21/07 ...............     South Africa              240         $          906,167

        Arcelor Mittal, Sep. 50.00 Calls, 9/21/07 ....................      Netherlands               53                    100,991
                                                                                                                 ------------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $1,463,707) .........                                           $        1,007,158
                                                                                                                 ------------------

                                                                                               ---------
                                                                                                 SHARES
                                                                                               ---------
      q SECURITIES SOLD SHORT (PROCEEDS $4,098,343) 0.2%
        TEXTILES, APPAREL & LUXURY GOODS 0.2%
        LVMH Moet Hennessy Louis Vuitton .............................        France              39,268         $        4,546,050
                                                                                                                 ------------------

CURRENCY ABBREVIATIONS

EUR - Euro
GBP - British Pound
SELECTED PORTFOLIO ABBREVIATION
FHLB - Federal Home Loan Bank

a All of the security is on loan as of June 30, 2007. See Note 1(g).

b Non-income producing for the twelve months ended June 30, 2007.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 10 regarding restricted securities.

e See Note 12 regarding other considerations.

f Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007, the aggregate value of these securities was $44,053,052, representing 1.49% of net assets.

g A portion of the security is held in connection with written option contracts open at period end.

h Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $18,217,176 representing 0.62% of net assets.

i See Note 11 regarding holdings of 5% voting securities.

j Rounds to less than 0.1% of net assets.

k The principal amount is stated in U.S. dollars unless otherwise indicated.

l See Note 1(g) regarding securities on loan.

m The rate shown is the annualized seven-day yield at period end.

n The security is traded on a discount basis with no stated coupon rate.

o See Note 1(f) regarding securities segregated with broker for securities sold short.

p See note 1(e) regarding written options.

q See Note 1(f) regarding securities sold short.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................................   $1,845,906,079
      Cost - Controlled affiliated issuers (Note 11) ............................       10,870,474
      Cost - Non-controlled affiliated issuers (Note 11) ........................       12,300,000
      Cost - Money Market Fund ..................................................       17,016,517
                                                                                    --------------
      Total cost of investments .................................................   $1,886,093,070
                                                                                    ==============
      Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $3,473,848 and securities
         loaned in the amount of $16,490,068) ...................................   $2,845,598,517
      Value - Controlled affiliated issuers (Note 11) ...........................       20,715,514
      Value - Non-controlled affiliated issuers (Note 11) .......................       18,217,176
      Value - Money Market Fund .................................................       17,016,517
                                                                                    --------------
      Total value of investments ................................................    2,901,547,724
   Cash .........................................................................           55,689
   Cash on deposit with brokers for securities sold short .......................       19,177,744
   Foreign currency, at value (cost $50,369,151) ................................       50,369,103
   Receivables:
      Investment securities sold ................................................       34,860,537
      Capital shares sold .......................................................        8,173,801
      Dividends and interest ....................................................        2,859,595
   Unrealized gain on forward exchange contracts (Note 8) .......................        1,323,177
   Due from broker - synthetic equity swaps (Note 7) ............................           50,857
   Other assets .................................................................        1,176,663
                                                                                    --------------
         Total assets ...........................................................    3,019,594,890
                                                                                    --------------

Liabilities:
   Payables:
      Investment securities purchased ...........................................       21,990,899
      Capital shares redeemed ...................................................        3,656,039
      Affiliates ................................................................        4,001,783
   Options written, at value (premiums received $1,463,707) .....................        1,007,158
   Securities sold short, at value (proceeds $4,098,343) ........................        4,546,050
   Payable upon return of securities loaned .....................................       17,016,517
   Unrealized loss on forward exchange contracts (Note 8) .......................       13,250,447
   Accrued expenses and other liabilities .......................................          434,571
                                                                                    --------------
         Total liabilities ......................................................       65,903,464
                                                                                    --------------
            Net assets, at value ................................................   $2,953,691,426
                                                                                    ==============

Net assets consist of:
   Paid-in capital ..............................................................   $1,762,596,446
   Undistributed net investment income ..........................................       40,332,199
   Net unrealized appreciation (depreciation) ...................................    1,002,007,321
   Accumulated net realized gain (loss) .........................................      148,755,460
                                                                                    --------------
            Net assets, at value ................................................   $2,953,691,426
                                                                                    ==============


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS Z:
   Net assets, at value .........................................................   $1,285,623,606
                                                                                    ==============
   Shares outstanding ...........................................................       44,798,404
                                                                                    ==============
   Net asset value and maximum offering price per share a .......................   $        28.70
                                                                                    ==============
CLASS A:
   Net assets, at value .........................................................   $1,224,666,334
                                                                                    ==============
   Shares outstanding ...........................................................       43,413,531
                                                                                    ==============
   Net asset value per share a ..................................................   $        28.21
                                                                                    ==============
   Maximum offering price per share (net asset value per share / 94.25%) ........   $        29.93
                                                                                    ==============
CLASS B:
   Net assets, at value .........................................................   $   69,915,818
                                                                                    ==============
   Shares outstanding ...........................................................        2,542,374
                                                                                    ==============
   Net asset value and maximum offering price per share a .......................   $        27.50
                                                                                    ==============
CLASS C:
   Net assets, at value .........................................................   $  373,485,668
                                                                                    ==============
   Shares outstanding ...........................................................       13,292,688
                                                                                    ==============
   Net asset value and maximum offering price per share a .......................   $        28.10
                                                                                    ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Mutual European Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $6,970,630)
      Unaffiliated issuers ......................................................   $   48,915,260
   Interest - Unaffiliated issuers ..............................................        4,614,830
   Income from securities loaned - net ..........................................           40,195
   Other income .................................................................        7,070,506
                                                                                    --------------
            Total investment income .............................................       60,640,791
                                                                                    --------------
Expenses:
   Management fees (Note 3a) ....................................................       10,126,922
   Administrative fees (Note 3b) ................................................          992,618
   Distribution fees (Note 3c)
      Class A ...................................................................        1,608,943
      Class B ...................................................................          330,277
      Class C ...................................................................        1,658,126
   Transfer agent fees (Note 3e) ................................................        1,819,818
   Custodian fees (Note 4) ......................................................          302,184
   Reports to shareholders ......................................................           81,798
   Registration and filing fees .................................................           98,421
   Professional fees ............................................................          193,477
   Directors' fees and expenses .................................................           20,080
   Dividends on securities sold short ...........................................          413,694
   Other ........................................................................           24,308
                                                                                    --------------
            Total expenses ......................................................       17,670,666
                                                                                    --------------
            Expense reductions (Note 4) .........................................           (1,210)
                                                                                    --------------
               Net expenses .....................................................       17,669,456
                                                                                    --------------
                  Net investment income .........................................       42,971,335
                                                                                    --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ...................................................      164,163,628
         Controlled affiliated issuers (Note 11) ................................          807,679
      Foreign currency transactions .............................................      (21,709,547)
      Securities sold short .....................................................       (1,372,987)
      Synthetic equity swaps ....................................................        1,548,387
                                                                                    --------------
                  Net realized gain (loss) ......................................      143,437,160
                                                                                    --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................      211,898,299
      Translation of assets and liabilities denominated in foreign currencies ...        7,582,605
                                                                                    --------------
                  Net change in unrealized appreciation (depreciation) ..........      219,480,904
                                                                                    --------------
Net realized and unrealized gain (loss) .........................................      362,918,064
                                                                                    --------------
Net increase (decrease) in net assets resulting from operations .................   $  405,889,399
                                                                                    ==============


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                 JUNE 30, 2007        YEAR ENDED
                                                                                                  (UNAUDITED)     DECEMBER 31, 2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $     42,971,335   $      48,679,709
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions .........................        143,437,160         165,059,805
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ..........................        219,480,904         275,194,899
                                                                                               -------------------------------------
            Net increase (decrease) in net assets resulting from operations ................        405,889,399         488,934,413
                                                                                               -------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................................         (1,550,729)        (25,490,896)
         Class A ...........................................................................         (1,235,619)        (21,883,241)
         Class B ...........................................................................            (35,408)         (1,076,058)
         Class C ...........................................................................           (196,715)         (5,010,522)
      Net realized gains:
         Class Z ...........................................................................                 --         (67,718,539)
         Class A ...........................................................................                 --         (64,399,240)
         Class B ...........................................................................                 --          (4,442,824)
         Class C ...........................................................................                 --         (20,535,458)
                                                                                               -------------------------------------
   Total distributions to shareholders .....................................................         (3,018,471)       (210,556,778)
                                                                                               -------------------------------------
   Capital share transactions: (Note 2)
         Class Z ...........................................................................         75,720,474         120,412,634
         Class A ...........................................................................         92,992,872         148,931,566
         Class B ...........................................................................         (3,368,281)           (183,563)
         Class C ...........................................................................         20,005,349          23,232,387
                                                                                               -------------------------------------
   Total capital share transactions ........................................................        185,350,414         292,393,024
                                                                                               -------------------------------------

   Redemption fees .........................................................................            275,690               4,943
                                                                                               -------------------------------------
            Net increase (decrease) in net assets ..........................................        588,497,032         570,775,602
Net assets:
   Beginning of period .....................................................................      2,365,194,394       1,794,418,792
                                                                                               -------------------------------------
   End of period ...........................................................................   $  2,953,691,426   $   2,365,194,394
                                                                                               =====================================
Undistributed net investment income included in net assets:
   End of period ...........................................................................   $     40,332,199   $         379,335
                                                                                               =====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series, Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual European Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


28 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 29

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


30 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                                                          Semiannual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


32 | Semiannual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Series Funds against certain liabilities arising out of the performance of their duties to the Series Funds. Additionally, in the normal course of business, the Series Funds enters into contracts with service providers that contain general indemnification clauses. The Series Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series Funds that have not yet occurred. Currently, the Series Funds expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                        ----------------------------------------------------------
                                              SIX MONTHS ENDED                 YEAR ENDED
                                               JUNE 30, 2007                DECEMBER 31, 2006
                                        ----------------------------------------------------------
                                           SHARES         AMOUNT         SHARES         AMOUNT
                                        ----------------------------------------------------------
CLASS Z SHARES:
   Shares sold ......................     5,141,646   $ 139,248,865     5,431,574   $ 128,493,327
   Shares issued in reinvestment of
      distributions .................        51,257       1,458,182     3,685,023      87,880,555
   Shares redeemed ..................    (2,450,789)    (64,986,573)   (4,074,596)    (95,961,248)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........     2,742,114   $  75,720,474     5,042,001   $ 120,412,634
                                        ==========================================================
CLASS A SHARES:
   Shares sold ......................     8,878,754   $ 233,196,022    13,363,218   $ 312,765,819
   Shares issued in reinvestment of
      distributions .................        32,771         917,248     2,734,585      64,182,231
   Shares redeemed ..................    (5,379,151)   (141,120,398)   (9,943,698)   (228,016,484)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........     3,532,374   $  92,992,872     6,154,105   $ 148,931,566
                                        ==========================================================
CLASS B SHARES:
   Shares sold ......................       121,745   $   3,123,301       187,205   $   4,290,688
   Shares issued in reinvestment of
      distributions .................         1,137          30,989       218,877       5,014,535
   Shares redeemed ..................      (253,454)     (6,522,571)     (420,926)     (9,488,786)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........      (130,572)  $  (3,368,281)      (14,844)  $    (183,563)
                                        ==========================================================


                                                          Semiannual Report | 33

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

                                        ----------------------------------------------------------
                                              SIX MONTHS ENDED                 YEAR ENDED
                                               JUNE 30, 2007                DECEMBER 31, 2006
                                        ----------------------------------------------------------
                                           SHARES         AMOUNT         SHARES         AMOUNT
                                        ----------------------------------------------------------
CLASS C SHARES:
   Shares sold ......................     1,806,001   $  47,653,769     1,898,556   $  44,159,577
   Shares issued in reinvestment of
      distributions .................         6,435         178,232       973,872      22,793,189
   Shares redeemed ..................    (1,069,034)    (27,826,652)   (1,898,057)    (43,720,379)
                                        ----------------------------------------------------------
   Net increase (decrease)...........       743,402   $  20,005,349       974,371   $  23,232,387
                                        ==========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)           Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor       Transfer agent
   Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.800%           Up to and including $1 billion
       0.770%           Over $1 billion, up to and including $2 billion
       0.750%           Over $2 billion, up to and including $5 billion
       0.730%           In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion


34 | Semiannual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......................................................      0.35%
Class B .......................................................      1.00%
Class C .......................................................      1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ................................   $381,970
Contingent deferred sales charges retained ....................   $ 30,130

E. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid transfer agent fees of $1,819,818, of which $1,122,910 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 35

Mutual European Fund

5. INCOME TAXES

For tax purposes, realized capital losses, occuring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $12,056,898.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $ 1,886,684,817
                                                                ===============

Unrealized appreciation .....................................   $ 1,028,456,614
Unrealized depreciation .....................................       (13,593,707)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $ 1,014,862,907
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2007, aggregated $580,646,308 and $460,951,449, respectively.

Transactions in options written during the period ended June 30, 2007, were as follows:
                                                       ------------------------
                                                        NUMBER OF     PREMIUMS
                                                        CONTRACTS     RECEIVED
                                                       ------------------------
Options outstanding at December 31, 2006 ...........          --     $       --
Options written ....................................     293,300      1,463,707
Options expired ....................................          --             --
Options exercised ..................................          --             --
Options closed .....................................          --             --
                                                       ------------------------
Options outstanding at June 30, 2007 ...............     293,300     $1,463,707
                                                       ========================

7. SYNTHETIC EQUITY SWAPS

As of June 30, 2007, the Fund had the following synthetic equity swaps outstanding:

-----------------------------------------------------------------------------------------------------------
                                                        NUMBER OF     NOTIONAL    UNREALIZED    UNREALIZED
CONTRACTS TO SELL                                       CONTRACTS       VALUE        GAIN          LOSS
-----------------------------------------------------------------------------------------------------------
Fred Olsen Energy ASA (228.03 - 282.66 NOK) .........     169,512    $8,836,083       $--      $(1,696,269)
                                                                                  -------------------------
Net unrealized gain (loss) on synthetic equity swaps ..........................       $--      $(1,696,269)
                                                                                  =========================


36 | Semiannual Report

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS

At June 30, 2007, the Fund had the following forward exchange contracts outstanding:

-------------------------------------------------------------------------------------------------------
                                                   CONTRACT    SETTLEMENT   UNREALIZED     UNREALIZED
                                                   AMOUNT a       DATE         GAIN           LOSS
-------------------------------------------------------------------------------------------------------
 CONTRACTS TO BUY
          135,832   British Pound ............       269,127      7/10/07   $    3,632   $          --
        3,380,013   Swedish Krona ............       494,896      8/15/07          308              --
CONTRACTS TO SELL
       21,000,000   British Pound ............    41,475,000      7/10/07           --        (694,380)
       45,000,000   Euro .....................    59,249,138      7/13/07           --      (1,683,692)
        5,481,702   Euro .....................     7,398,104      7/18/07           --         (25,763)
       48,535,648   Euro .....................    65,993,486      7/18/07      261,668              --
       53,170,067   British Pound ............   105,715,338      8/08/07           --      (1,010,624)
        4,025,261   New Zealand Dollar .......     3,073,577      8/08/07           --         (20,120)
      500,000,000   Swedish Krona ............    71,665,071      8/15/07           --      (1,600,824)
       69,640,180   Swedish Krona ............    10,256,286      8/15/07       51,785              --
      124,896,120   Euro .....................   165,368,884      8/27/07           --      (4,016,721)
      534,661,883   Norwegian Krone ..........    89,606,422      9/07/07           --      (1,139,075)
        1,106,440   Swiss Franc ..............       908,064      9/07/07           --          (2,500)
      103,216,776   Swiss Franc ..............    85,462,117      9/07/07      518,008              --
       61,500,000   Euro .....................    82,226,888      9/13/07           --      (1,222,182)
       30,000,000   Euro .....................    40,619,700      9/24/07           --        (100,281)
        5,904,578   Euro .....................     8,075,809      9/24/07       61,333              --
       33,269,847   Euro .....................    45,077,649     10/18/07           --        (108,907)
       49,807,657   Euro .....................    67,908,744     10/18/07      260,809              --
       29,351,252   Danish Krone .............     5,348,885     10/23/07           --          (5,737)
      178,189,169   Danish Krone .............    32,673,126     10/23/07      165,634              --
      135,611,402   Euro .....................   183,276,410     11/26/07           --      (1,093,252)
       32,338,971   Euro .....................    43,460,199     12/14/07           --        (526,389)
                                                                            ---------------------------
   Unrealized gain (loss) on forward exchange contracts .................    1,323,177     (13,250,447)
                                                                            ---------------------------
      Net unrealized gain (loss) on forward exchange contracts ..........   $       --   $ (11,927,270)
                                                                            ===========================

a In U.S. Dollar unless otherwise indicated.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                          Semiannual Report | 37

Mutual European Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                    ACQUISITION
CONTRACTS          ISSUER                                              DATES              COST         VALUE
----------------------------------------------------------------------------------------------------------------
          83,713   AboveNet Inc. ............................   10/02/01 - 11/25/03   $ 4,201,538   $ 3,317,546
             117   AboveNet Inc., options to purchase
                      (shares), exercise price $20.95,
                      expiration date 9/09/13 ...............    4/17/06 - 9/08/06             --         3,259
           2,816   AboveNet Inc., wts., 9/08/08 .............    10/02/01 - 3/15/02       348,479        93,491
           3,313   AboveNet Inc., wts., 9/08/10 .............    10/02/01 - 3/15/02       373,672        99,390
          17,909   Augsburg Re AG ...........................         5/25/06              17,909            --
         205,953   Augsburg Re AG, zero cpn., 7/31/07 .......         5/25/06             205,953            --
      16,127,149   Euro Wagon LP ............................    12/08/05 - 3/02/07    10,870,474    20,715,514
       2,830,952   Globe Speciality Metals Inc., 144A .......     9/27/05 - 1/22/07    12,300,000    18,217,176
          16,080   Olympus Re Holdings Ltd. .................        12/19/01           1,608,000        20,422
          46,841   PTV Inc., 10.00%, pfd., A ................    12/07/01 - 3/06/02       140,523       248,257
                                                                                                    -----------
                   TOTAL RESTRICTED SECURITIEs (1.45% of Net Assets) ............................   $42,715,055
                                                                                                    ===========

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007, were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF SHARES/                         NUMBER OF SHARES/    VALUE AT                REALIZED
                                   WARRANTS HELD AT    GROSS      GROSS      WARRANTS HELD AT     END OF    INVESTMENT   CAPITAL
NAME OF ISSUER                    BEGINNING OF YEAR  ADDITIONS  REDUCTIONS   END OF PERIOD        PERIOD      INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
Euro Wagon LP ..................     15,240,837        886,312          --      16,127,149     $20,715,514  $       --  $   807,679
NON-CONTROLLED AFFILIATES
Globe Specialty Metals Inc.,
   144A ........................      2,050,000        780,952          --       2,830,952      18,217,176          --           --


38 | Semiannual Report

Mutual European Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF SHARES/                         NUMBER OF SHARES/    VALUE AT                REALIZED
                                   WARRANTS HELD AT    GROSS      GROSS      WARRANTS HELD AT     END OF    INVESTMENT   CAPITAL
NAME OF ISSUER                    BEGINNING OF YEAR  ADDITIONS  REDUCTIONS   END OF PERIOD        PERIOD      INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Globe Specialty Metals Inc.,
wts., 10/03/09, 144A ...........      4,100,000             --  (4,100,000)                --           --          --           --
                                                                                               -------------------------------------
TOTAL NON-CONTROLLED AFFILIATES .............................................................  $18,217,176  $       --  $        --
                                                                                               -------------------------------------
TOTAL AFFILIATED SECURITIES (1.32% OF NET ASSETS) ...........................................  $38,932,690  $       --  $   807,679
                                                                                               =====================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


                                                          Semiannual Report | 39

Mutual European Fund

13. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


40 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED)

MUTUAL EUROPEAN FUND

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) of the Mutual European Fund (the "Fund") and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors:

--------------------------------------------------------------------------------------------------------------------
                                                           % OF        % OF                        % OF        % OF
                                                       OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                      FOR             SHARES      SHARES      WITHHELD         SHARES     SHARES
--------------------------------------------------------------------------------------------------------------------
Edward I. Altman ...............   1,210,704,428.298     57.977%     97.748%   27,896,859.065      1.335%     2.252%
Ann Torre Bates ................   1,209,916,510.794     57.939%     97.684%   28,684,776.569      1.373%     2.316%
Burton J. Greenwald ............   1,207,819,500.700     57.838%     97.515%   30,781,786.363      1.474%     2.485%
Bruce A. MacPherson ............   1,207,458,365.509     57.821%     97.486%   31,142,921.854      1.491%     2.514%
Charles Rubens ll ..............   1,207,490,031.255     57.823%     97.488%   31,111,256.108      1.489%     2.512%
Leonard Rubin ..................   1,206,493,676.220     57.775%     97.408%   32,107,611.143      1.537%     2.592%
Robert E. Wade .................   1,209,575,860.618     57.922%     97.657%   29,025,426.745      1.390%     2.343%
Gregory E. Johnson .............   1,208,290,066.177     57.861%     97.553%   30,311,221.186      1.451%     2.447%
Peter A. Langerman .............   1,210,708,565.729     57.977%     97.748%   27,892,721.634      1.335%     2.252%


                                                          Semiannual Report | 41

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL EUROPEAN FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................     961,560,903.960     46.046%      77.633%
Against ...................      32,005,362.174      1.533%       2.584%
Abstain ...................      36,579,619.229      1.751%       2.953%
Broker Non-Votes ..........     208,455,402.000      9.982%      16.830%
------------------------------------------------------------------------
TOTAL .....................   1,238,601,287.363     59.312%     100.000%
------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES       SHARES
------------------------------------------------------------------------
For .......................      49,216,351.384     50.603%      77.068%
Against ...................       2,275,502.300      2.340%       3.563%
Abstain ...................       1,595,747.211      1.641%       2.499%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,226,171.083     50.613%      77.083%
Against ...................       2,231,300.886      2.294%       3.494%
Abstain ...................       1,630,128.926      1.677%       2.553%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------


42 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL EUROPEAN FUND

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,583,062.766     50.980%      77.642%
Against ...................       1,942,248.547      1.997%       3.041%
Abstain ...................       1,562,289.582      1.607%       2.447%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,136,522.802     50.521%      76.943%
Against ...................       2,252,052.191      2.316%       3.526%
Abstain ...................       1,699,025.902      1.747%       2.661%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,673,701.690     51.073%      77.784%
Against ...................       1,836,266.267      1.888%       2.875%
Abstain ...................       1,577,632.938      1.623%       2.471%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      49,932,771.511     51.340%      78.190%
Against ...................       1,646,166.241      1.692%       2.578%
Abstain ...................       1,508,663.143      1.552%       2.362%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------


                                                          Semiannual Report | 43

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL EUROPEAN FUND

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

------------------------------------------------------------------------
                                                      % OF        % OF
                                                  OUTSTANDING     VOTED
                                 SHARES VOTED        SHARES      SHARES
------------------------------------------------------------------------
For .......................      48,904,282.534     50.282%      76.579%
Against ...................       2,548,871.333      2.621%       3.991%
Abstain ...................       1,634,447.028      1.681%       2.560%
Broker Non-Votes ..........      10,773,713.000     11.077%      16.870%
------------------------------------------------------------------------
TOTAL .....................      63,861,313.895     65.661%     100.000%
------------------------------------------------------------------------


44 | Semiannual Report

Mutual European Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors (Board), including a majority of the non-interested or independent directors, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held six meetings solely dedicated to the renewal process (one of such meetings was conducted by telephonic conference means and, for the other meetings, those directors unable to attend in person were present by telephonic conference means). Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                                                          Semiannual Report | 45

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that the Fund's long-term performance is a significant component of incentive-based compensation. The directors noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Funds administrative services and transfer agent and shareholder services agreement with affiliates of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


46 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2006. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. Notwithstanding total returns in excess of 26% for the one-year period ended December 31, 2006, the Fund's total returns for such period were in the worst performing quintile. The directors analyzed the Fund's relative underperformance for the one-year period ended December 31, 2006, and attributed such underperformance to the fact that the Fund had been primarily hedged against fluctuations in exchange rates between foreign currencies and the dollar while many of its peers and its benchmark are not hedged. The directors agreed that the Fund's hedging activities were consistent with the investment policies of the Fund. The Fund had annualized total returns for the three- and five-year periods in the second best performing quin-tile. The directors noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2006, was in the best performing quintile and exceeded 16%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2006. The directors concluded that, despite the Fund's relative underperformance over the past year, the Fund had strong long-term performance and continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.


                                                          Semiannual Report | 47

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The directors noted that the Fund's overall expense ratio has declined over such period. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund.

The Lipper Section 15(c) Report rankings of the Fund were considered by the directors to demonstrate that the Fund's investment management fee and expenses ranked well among its peers. The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of European region funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the lowest expense quintile of the group (i.e., the group having the lowest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong overall performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.


48 | Semiannual Report

Mutual European Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the upcoming year. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager and its affiliates under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                                                          Semiannual Report | 49

Mutual European Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


50 | Semiannual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL EUROPEAN FUND

INVESTMENT MANAGER

Franklin  Mutual  Advisers, LLC
101 John F.  Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 S2007 08/07











                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    JUNE 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SEMIANNUAL REPORT AND SHAREHOLDER LETTER                VALUE
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?

                    MUTUAL QUALIFIED FUND

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your
                               Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Qualified Fund .....................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   28

Notes to Financial Statements .............................................   32

Meeting of Shareholders ...................................................   47

Shareholder Information ...................................................   51

--------------------------------------------------------------------------------

Semiannual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Qualified Fund's semiannual report for the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a cumulative total return of +12.16% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.92% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2007, the U.S. economy rebounded after an initial slowdown. Gross domestic product growth decelerated to an annualized 0.6% rate in 2007's first quarter. Corporate profits and government spending generally remained robust. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets. In the second quarter, however, growth advanced at an estimated annualized 3.4% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 | Semiannual Report

The unemployment rate began and ended the reporting period at 4.5% while overall job growth slowed in the face of rising labor costs. 2 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Consumer confidence fell to a 10-month low in June. Gasoline prices rose in the first half of 2007 in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Although the rate of core inflation moderated during the six-month reporting period, it rose 2.2% for the 12 months ended June 30, 2007, which was also the 10-year average rate. 3

The Federal Reserve Board kept the federal funds target rate at 5.25% and indicated that inflation pressures remained a key concern. The 10-year Treasury note yield began the period at 4.71%. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. The 10-year Treasury yield reached 5.03% on June 30, 2007.

Outside the U.S., the global economy remained resilient throughout the six-month period. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity remained at record levels.

After global stock market sell-offs in late February and mid-March, markets rebounded in the second quarter amid generally strong corporate earnings reports. Domestically, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +8.76%, and the broader S&P 500 returned +6.92%, while the technology-heavy NASDAQ Composite Index returned +8.20%. 4 Most non-U.S. equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                        41.9%
France                                       9.4%
U.K.                                         7.4%
Germany                                      5.1%
South Korea                                  4.7%
Norway                                       4.3%
Spain                                        2.5%
Switzerland                                  2.4%
Japan                                        2.3%
Bermuda                                      1.6%
Finland                                      1.4%
Hong Kong                                    1.2%
Netherlands                                  1.2%
Italy                                        1.0%
Other                                        3.5%
Short-Term Investments & Other Net Assets   10.1%

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core inflation, as measured by the Consumer Price Index, excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    12.1%
--------------------------------------------------------------------------------
Insurance                                                                  10.5%
--------------------------------------------------------------------------------
Food Products                                                               7.0%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    5.2%
--------------------------------------------------------------------------------
Commercial Banks                                                            5.1%
--------------------------------------------------------------------------------
Media                                                                       4.9%
--------------------------------------------------------------------------------
Real Estate                                                                 3.3%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     2.7%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.6%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 2.6%
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.


6 | Semiannual Report

MANAGER'S DISCUSSION

The Fund's strongest contributing asset class during the first six months of 2007 was its equity portfolio. Three of our best performing investments during the period under review were Orkla, a Norwegian conglomerate; Florida East Coast Industries, a railway operator and real estate developer based in its namesake state; and Spain's Altadis, one of the world's largest tobacco firms.

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. This reporting period, long-time Fund holding Orkla was again among the top performing stocks, up more than 62% in local currency during the first half of 2007. The company reported strong operational performance, and its management pursued two transactions that we believe could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 101% in local currency during the six-month reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

Florida East Coast Industries is a Florida-based railroad company with significant real estate interests. After owning Florida East Coast shares for decades, in June 2004 we purchased a significant stake in the company from the DuPont Testamentary Trust as we believed that the stock's valuation did not adequately reflect the company's uniquely positioned assets. In the early part of 2007, railroad stocks, in general, appreciated as investors appeared to focus their attention on these companies' underleveraged balance sheets and the potential to return cash to shareholders by taking on additional leverage. Despite lower carload volumes shipped on the railroad and a general decline in its real estate stocks, Florida East Coast shares rose after the company received an offer to take it private in a leveraged buyout. The takeout offer represented a premium that was nearly 40% above where the stock had traded at the beginning of 2007. For the reporting period, Florida East Coast shares rose nearly 40%.

The tobacco company Altadis was formed in late 1999 when French company Seita merged with the Spain-based Tabacalera. Altadis is the number two market share player in France and Spain, and the Fund has owned shares since late 2000. The company manufactures cigarettes under brand names such as Ducados, Fortuna, Gauloises and Gitanes. The company's cigar operation, which produces Antonio y Cleopatra, Farias, Hav-A-Tampa and Montecristo brands, is number one worldwide and controls a quarter of the world's cigar market. Our anticipation of further consolidation within the tobacco industry

TOP 10 HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                             % OF  TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
KT&G Corp.                                                                  3.3%
   TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
Orkla ASA                                                                   3.2%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        3.2%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  2.5%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            2.3%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Groupe Danone                                                               2.1%
   FOOD PRODUCTS, FRANCE
--------------------------------------------------------------------------------
British American Tobacco PLC                                                2.0%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Florida East Coast Industries Inc.                                          1.8%
   ROAD & RAIL, U.S.
--------------------------------------------------------------------------------
Carrefour SA                                                                1.4%
   FOOD & STAPLES RETAILING, FRANCE
--------------------------------------------------------------------------------
Kone OYJ, B                                                                 1.4%
   MACHINERY, FINLAND
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7
was one of the reasons we continued to hold a stake in Altadis despite the shares having more than doubled in value between the beginning of 2001 and the end of 2006. In March 2007, Altadis received an unsolicited offer from U.K.-based Imperial Tobacco. Should this offer be accepted by the board of Altadis, the combined company will be the fourth largest tobacco company in the world with a 9% market share. Altadis' share price gained more than 25% in local currency during the first six months of the year.

Although the Fund performed well during the first half of 2007, it had some disappointments. Three investments that declined in value were Sovereign Bancorp, one of the U.S.'s largest thrifts; CSM, a Dutch bakery supply and food ingredient producer; and LSI, a California-based semiconductor developer focused on the communications, consumer electronics and data networking markets.

The Fund's investment in Sovereign Bancorp fell 16% in value during the six months under review as investors' short-term fundamental outlook for the bank fell below that of its peers for both credit quality and net interest margin earned. Also, Banco Santander, the large Spanish bank that owns approximately 25% of Sovereign Bancorp, was rumored to be a potential near-term acquirer of Sovereign and Sovereign's stock had run up a bit in anticipation. Sovereign's stock declined as those thoughts subsided when Santander joined the bidding for ABN AMRO, a large Netherlands-based bank.

CSM's share price eroded nearly 8% in local currency during the period for lack of a material catalyst for growth, and because a previously announced restructuring program was not expected to start to deliver results until the second half of 2007.

LSI's shares fell nearly 17% during the first half of 2007, after management lowered its outlook for operating profits due to continued softness in industry demand, excess inventories, and underperformance in some segments of Agere Systems, a company LSI acquired in April of 2007.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


8 | Semiannual Report

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Anne E. Gudefin

                  Anne E. Gudefin, CFA
                  Portfolio Manager

[PHOTO OMITTED]   /s/ Shawn M. Tumulty

                  Shawn M. Tumulty, CFA
                  Assistant Portfolio Manager

                  Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
ANNE GUDEFIN has been portfolio manager for Mutual Qualified Fund since 2002. She is also portfolio manager for Mutual Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MQIFX)                             CHANGE   6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.58    $24.46      $21.88
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0547
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0456
--------------------------------------------------------------------------------
   TOTAL                                $0.1003
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEQIX)                             CHANGE   6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.54    $24.29      $21.75
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0493
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0456
--------------------------------------------------------------------------------
   TOTAL                                $0.0949
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBQX)                             CHANGE   6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.42    $23.74      $21.32
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0354
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0456
--------------------------------------------------------------------------------
   TOTAL                                $0.0810
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMQX)                             CHANGE   6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.44    $24.02      $21.58
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0375
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0456
--------------------------------------------------------------------------------
   TOTAL                                $0.0831
--------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS Z                                       6-MONTH            1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +12.16%           +25.48%   +103.61%         +206.66%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                 +12.16%           +25.48%    +15.28%          +11.86%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $11,216           $12,548    $20,361          $30,666
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                    0.83%
--------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH            1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +11.97%           +25.07%   +100.26%         +196.35%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +5.52%           +17.90%    +13.54%          +10.82%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $10,552           $11,790    $18,870          $27,936
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                    1.15%
--------------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH            1-YEAR     5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +11.59%           +24.24%    +93.77%         +156.33%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +7.59%           +20.24%    +13.91%          +11.72%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $10,759           $12,024    $19,177          $25,633
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                    1.82%
--------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH            1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +11.60%           +24.21%    +93.70%         +177.48%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                 +10.60%           +23.21%    +14.14%          +10.74%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $11,060           $12,321    $19,370          $27,748
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                    1.83%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                      VALUE 1/1/07       VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,121.60             $4.21
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.83             $4.01
------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,119.70             $5.99
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.14             $5.71
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,115.90             $9.44
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,015.87             $9.00
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,116.00             $9.44
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,015.87             $9.00
------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (Z: 0.80%; A:
1.14%; B: 1.80%; and C: 1.80%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Semiannual Report

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                          ----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           JUNE 30, 2007                              YEAR ENDED DECEMBER 31,
CLASS Z                                     (UNAUDITED)           2006           2005           2004           2003        2002
                                          ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..   $     21.88       $    19.81     $    19.49     $    17.88     $    13.95   $    16.49
                                          ----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............          0.38             0.38           0.41           0.37           0.20         0.28
   Net realized and unrealized gains
      (losses) ........................          2.30             3.39           1.77           2.56           4.04        (2.34)
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          2.68             3.77           2.18           2.93           4.24        (2.06)
                                          ----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............         (0.05)           (0.40)         (0.42)         (0.39)         (0.31)       (0.26)
   Net realized gains .................         (0.05)           (1.30)         (1.44)         (0.93)            --        (0.22)
                                          ----------------------------------------------------------------------------------------
Total distributions ...................         (0.10)           (1.70)         (1.86)         (1.32)         (0.31)       (0.48)
                                          ----------------------------------------------------------------------------------------
Redemption fees .......................            -- f             -- f           -- f           -- f           --           --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $     24.46       $    21.88     $    19.81     $    19.49     $    17.88   $    13.95
                                          ========================================================================================

Total return c ........................         12.16%           19.29%         11.26%         16.64%         30.50%      (12.70)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ............................          0.80% g          0.83% g        0.85% g        0.82% g        0.85%        0.80%
Expenses - excluding dividends
   expense on securities sold short: ..          0.79% g          0.81% g        0.81% g        0.81% g        0.82%        0.79%
Net investment income .................          3.31%            1.77%          2.04%          2.01%          1.34%        1.81%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....   $ 4,685,284       $4,200,899     $3,646,593     $3,419,744     $3,102,506   $2,503,544
Portfolio turnover rate ...............         17.43%           23.64%         20.98%         37.61%         49.70%       51.24%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Mutual Qualified Fund

                                          ----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                            JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS A                                      (UNAUDITED)          2006           2005           2004           2003         2002
                                          ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..   $     21.75       $    19.71     $    19.41     $    17.81     $    13.91   $    16.44
                                          ----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............          0.35             0.31           0.34           0.31           0.15         0.23
   Net realized and unrealized gains
     (losses) .........................          2.29             3.36           1.75           2.55           4.01        (2.33)
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          2.64             3.67           2.09           2.86           4.16        (2.10)
                                          ----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............         (0.05)           (0.33)         (0.35)         (0.33)         (0.26)       (0.21)
   Net realized gains .................         (0.05)           (1.30)         (1.44)         (0.93)            --        (0.22)
                                          ----------------------------------------------------------------------------------------
Total distributions ...................         (0.10)           (1.63)         (1.79)         (1.26)         (0.26)       (0.43)
                                          ----------------------------------------------------------------------------------------
Redemption fees .......................            -- f             -- f           -- f           -- f           --           --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $     24.29       $    21.75     $    19.71     $    19.41     $    17.81   $    13.91
                                          ========================================================================================

Total return c ........................         11.97%           18.94%         10.85%         16.27%         29.98%      (13.00)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ............................          1.14% g          1.15% g        1.20% g        1.17% g        1.20%        1.15%
Expenses - excluding dividend
   expense on securities sold short: ..          1.13% g          1.13% g        1.16% g        1.16% g        1.17%        1.14%
Net investment income .................          2.97%            1.45%          1.69%          1.66%          0.99%        1.46%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....   $ 1,280,665       $  993,364     $  794,789     $  692,523     $  625,088   $  449,507
Portfolio turnover rate ...............         17.43%           23.64%         20.98%         37.61%         49.70%       51.24%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Qualified Fund

                                          ----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                            JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS B                                      (UNAUDITED)          2006           2005           2004           2003         2002
                                          ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..   $     21.32       $    19.34     $    19.08     $    17.54     $    13.72   $    16.25
                                          ----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............          0.26             0.16           0.20           0.19           0.05         0.13
   Net realized and unrealized gains
     (losses) .........................          2.25             3.31           1.72           2.50           3.94        (2.30)
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          2.51             3.47           1.92           2.69           3.99        (2.17)
                                          ----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............         (0.04)           (0.19)         (0.22)         (0.22)         (0.17)       (0.14)
   Net realized gains .................         (0.05)           (1.30)         (1.44)         (0.93)            --        (0.22)
                                          ----------------------------------------------------------------------------------------
Total distributions ...................         (0.09)           (1.49)         (1.66)         (1.15)         (0.17)       (0.36)
                                          ----------------------------------------------------------------------------------------
Redemption fees .......................            -- f             -- f           -- f           -- f           --           --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $     23.74       $    21.32     $    19.34     $    19.08     $    17.54   $    13.72
                                          ========================================================================================

Total return c ........................         11.59%           18.16%         10.12%         15.46%         29.22%      (13.58)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ............................          1.80% g          1.82% g        1.85% g        1.82% g        1.85%        1.80%
Expenses - excluding dividend
   expense on securities sold short: ..          1.79% g          1.80% g        1.81% g        1.81% g        1.82%        1.79%
Net investment income .................          2.31%            0.78%          1.04%          1.01%          0.34%        0.81%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....   $    77,996       $   74,470     $   69,847     $   67,714     $   53,760   $   36,023
Portfolio turnover rate ...............         17.43%           23.64%         20.98%         37.61%         49.70%       51.24%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Qualified Fund

                                          ----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                            JUNE 30, 2007                             YEAR ENDED DECEMBER 31,
CLASS C                                      (UNAUDITED)          2006           2005           2004           2003         2002
                                          ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..   $     21.58       $    19.58     $    19.30     $    17.72     $    13.85   $    16.36
                                          ----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............          0.27             0.16           0.20           0.19           0.05         0.13
   Net realized and unrealized gains
     (losses) .........................          2.26             3.34           1.74           2.52           3.98        (2.31)
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          2.53             3.50           1.94           2.71           4.03        (2.18)
                                          ----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............         (0.04)           (0.20)         (0.22)         (0.20)         (0.16)       (0.11)
   Net realized gains .................         (0.05)           (1.30)         (1.44)         (0.93)            --        (0.22)
                                          ----------------------------------------------------------------------------------------
Total distributions ...................         (0.09)           (1.50)         (1.66)         (1.13)         (0.16)       (0.33)
                                          ----------------------------------------------------------------------------------------
Redemption fees .......................            -- f             -- f           -- f           -- f           --           --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $     24.02       $    21.58     $    19.58     $    19.30     $    17.72   $    13.85
                                          ========================================================================================

Total return c ........................         11.60%           18.16%         10.08%         15.52%         29.16%      (13.53)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ............................          1.80% g          1.83% g        1.85% g        1.82% g        1.85%        1.79%
Expenses - excluding dividend
   expense on securities sold short: ..          1.79% g          1.81% g        1.81% g        1.81% g        1.82%        1.78%
Net investment income .................          2.31%            0.77%          1.04%          1.01%          0.34%        0.82%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....   $   515,136       $  420,806     $  336,786     $  311,071     $  285,668   $  225,699
Portfolio turnover rate ...............         17.43%           23.64%         20.98%         37.61%         49.70%       51.24%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 90.6%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 84.8%
        AIRLINES 0.7%
      a ACE Aviation Holdings Inc., A ....................................      Canada           1,159,491          $    29,245,871
    a,b ACE Aviation Holdings Inc., A, 144A ..............................      Canada              58,455                1,474,412
      a Northwest Airlines Corp. .........................................   United States         624,947               13,873,824
    a,c Northwest Airlines Corp., Contingent Distribution ................   United States      28,232,000                3,034,940
                                                                                                                    ---------------
                                                                                                                         47,629,047
                                                                                                                    ---------------
        ASSET MANAGEMENT & CUSTODY BANKS 0.3%
        The Bank of New York Co. Inc. ....................................   United States         463,100               19,190,864
                                                                                                                    ---------------
        AUTOMOBILES 0.4%
a,d,e,f International Automotive Components Group Brazil LLC .............      Brazil           1,982,308               14,470,848
a,d,e,f International Automotive Components Group Japan LLC ..............       Japan             307,801                2,499,298
a,d,e,f International Automotive Components Group LLC ....................    Luxembourg         8,425,843                8,425,843
a,d,e,f International Automotive Components Group NA LLC .................   United States       2,533,800                2,533,800
                                                                                                                    ---------------
                                                                                                                         27,929,789
                                                                                                                    ---------------
        BEVERAGES 1.9%
        Brown-Forman Corp., A ............................................   United States          79,200                6,008,904
        Coca-Cola Enterprises Inc. .......................................   United States       1,570,200               37,684,800
        Pernod Ricard SA .................................................      France             359,293               79,723,494
                                                                                                                    ---------------
                                                                                                                        123,417,198
                                                                                                                    ---------------
        BUILDING PRODUCTS 0.3%
      a Armstrong World Industries Inc. ..................................   United States         138,863                6,963,979
    a,c Armstrong World Industries Inc., Contingent Distribution .........   United States      15,729,675                  228,080
      a Owens Corning Inc. ...............................................   United States          65,100                2,189,313
    a,d Owens Corning Inc. (restricted) ..................................   United States         279,965                8,944,462
                                                                                                                    ---------------
                                                                                                                         18,325,834
                                                                                                                    ---------------
        CAPITAL MARKETS 0.9%
        Investors Financial Services Corp. ...............................   United States         329,180               20,300,531
        Legg Mason Inc. ..................................................   United States         398,890               39,242,798
                                                                                                                    ---------------
                                                                                                                         59,543,329
                                                                                                                    ---------------
        CHEMICALS 0.9%
    a,c Dow Corning Corp., Contingent Distribution .......................   United States      20,809,194               10,872,804
        Linde AG .........................................................      Germany            302,117               36,378,510
        Sika AG ..........................................................    Switzerland            6,147               12,579,298
                                                                                                                    ---------------
                                                                                                                         59,830,612
                                                                                                                    ---------------
        COMMERCIAL BANKS 5.1%
        BNP Paribas SA ...................................................      France             515,209               61,611,998
      a Centennial Bank Holdings Inc. ....................................   United States       1,735,639               14,700,862
a,d,e,g Elephant Capital Holdings Ltd. ...................................       Japan              11,496               14,074,157
a,d,e,g First Chicago Bancorp ............................................   United States         659,105                9,227,470
        Mitsubishi UFJ Financial Group Inc. ..............................       Japan               5,648               62,370,834
  a,d,e NCB Warrant Holdings Ltd., A .....................................       Japan              53,490                5,899,412
        Sumitomo Mitsui Financial Group Inc. .............................       Japan               3,404               31,785,961


                                                          Semiannual Report | 19

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        COMMERCIAL BANKS, (CONTINUED)
        Svenska Handelsbanken AB, A ......................................       Sweden            452,960          $    12,746,473
        Swedbank AB, A ...................................................       Sweden            974,500               35,471,589
        U.S. Bancorp .....................................................   United States       2,553,570               84,140,132
                                                                                                                    ---------------
                                                                                                                        332,028,888
                                                                                                                    ---------------
        COMMERCIAL SERVICES & SUPPLIES 0.2%
      a Comdisco Holding Co. Inc. ........................................   United States             515                    6,463
    a,c Comdisco Holding Co. Inc., Contingent Distribution ...............   United States      44,591,246                       --
      g Insun ENT Co. Ltd. ...............................................    South Korea          687,953               12,881,900
                                                                                                                    ---------------
                                                                                                                         12,888,363
                                                                                                                    ---------------
        COMPUTERS & PERIPHERALS 0.5%
  a,d,e DecisionOne Corp. ................................................   United States       1,008,199                  718,846
      a Dell Inc. ........................................................   United States         706,270               20,164,008
        International Business Machines Corp. ............................   United States          99,760               10,499,740
                                                                                                                    ---------------
                                                                                                                         31,382,594
                                                                                                                    ---------------
        CONSUMER FINANCE 0.7%
  a,d,e Cerberus FIM Investors Auto Finance LLC ..........................   United States       3,462,696                3,485,030
  a,d,e Cerberus FIM Investors Commercial Finance LLC ....................   United States         442,462                  445,316
  a,d,e Cerberus FIM Investors Commercial Mortgage LLC ...................   United States         757,082                  761,965
  a,d,e Cerberus FIM Investors Insurance LLC .............................   United States       3,606,788                3,630,052
  a,d,e Cerberus FIM Investors Rescap LLC ................................   United States       7,649,972                7,699,314
        SLM Corp. ........................................................   United States         287,390               16,547,916
    a,g White River Capital Inc. .........................................   United States         549,751               12,664,889
                                                                                                                    ---------------
                                                                                                                         45,234,482
                                                                                                                    ---------------
        DIVERSIFIED CONSUMER SERVICES 0.1%
        H&R Block Inc. ...................................................   United States         156,160                3,649,459
                                                                                                                    ---------------
        DIVERSIFIED FINANCIAL SERVICES 0.6%
        Deutsche Boerse AG ...............................................      Germany             66,220                7,505,855
        Fortis ...........................................................      Belgium            795,800               33,958,934
    a,c Marconi Corp., Contingent Distribution ...........................   United Kingdom     34,293,500                       --
                                                                                                                    ---------------
                                                                                                                         41,464,789
                                                                                                                    ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
a,d,e,f AboveNet Inc. ....................................................   United States         365,293               14,476,562
a,c,e,f AboveNet Inc., Contingent Distribution ...........................   United States      50,430,000                       --
  a,d,f AboveNet Inc., options to purchase (shares),
          exercise price $20.95, expiration date 9/09/13 .................   United States             510                   14,203
a,d,e,f AboveNet Inc., wts., 9/08/08 .....................................   United States          11,991                  398,101
a,d,e,f AboveNet Inc., wts., 9/08/10 .....................................   United States          14,107                  423,210
        Chunghwa Telecom Co. Ltd., ADR ...................................       Taiwan          1,167,859               22,025,821
        Embarq Corp. .....................................................   United States           5,943                  376,608
  a,c,e Global Crossing Holdings Ltd., Contingent Distribution ...........   United States      49,411,586                       --
                                                                                                                    ---------------
                                                                                                                         37,714,505
                                                                                                                    ---------------


20 | Semiannual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ELECTRIC UTILITIES 0.5%
        E.ON AG ..........................................................      Germany            198,820          $    33,255,965
                                                                                                                    ---------------
        ENERGY EQUIPMENT & SERVICES 2.5%
      a Bergesen Worldwide Offshore Ltd. .................................       Norway          2,813,120               13,257,062
        Bourbon SA .......................................................       France            579,564               36,356,075
      a Seadrill Ltd. ....................................................      Bermuda          3,251,262               70,133,256
      a Transocean Inc. ..................................................   United States         420,820               44,598,503
                                                                                                                    ---------------
                                                                                                                        164,344,896
                                                                                                                    ---------------
        FOOD & STAPLES RETAILING 2.4%
        Carrefour SA .....................................................       France          1,305,508               92,124,832
        CVS/Caremark Corp. ...............................................   United States       1,849,966               67,431,261
                                                                                                                    ---------------
                                                                                                                        159,556,093
                                                                                                                    ---------------
        FOOD PRODUCTS 7.0%
        Cadbury Schweppes PLC ............................................   United Kingdom      4,306,301               58,810,203
        CSM NV ...........................................................    Netherlands        1,909,144               67,825,678
        Groupe Danone ....................................................       France          1,681,422              136,583,697
        Kraft Foods Inc., A ..............................................   United States         472,085               16,640,996
        Lotte Confectionary Co. Ltd. .....................................    South Korea           30,405               40,478,569
      a Marine Harvest ...................................................       Norway         48,980,183               53,305,212
        Nestle SA ........................................................    Switzerland          160,750               61,318,299
        Nong Shim Co. Ltd. ...............................................    South Korea           81,743               23,269,195
                                                                                                                    ---------------
                                                                                                                        458,231,849
                                                                                                                    ---------------
        HEALTH CARE EQUIPMENT & SUPPLIES 0.2%
      a Boston Scientific Corp. ..........................................   United States         958,046               14,696,426
                                                                                                                    ---------------
        HEALTH CARE PROVIDERS & SERVICES 2.6%
a,d,e,f Kindred Healthcare Inc. ..........................................   United States       1,444,624               42,159,907
a,d,e,f Kindred Healthcare Inc., options to purchase (shares):
          exercise price $23.75, expiration date 7/17/11 .................   United States           3,876                   21,062
          exercise price $26.00, expiration date 1/01/12 .................   United States           1,164                    3,706
          exercise price $9.07, expiration date 1/01/13 ..................   United States           1,157                   23,266
          exercise price $25.99, expiration date 1/01/14 .................   United States             863                    2,757
          exercise price $27.90, expiration date 1/10/15 .................   United States             479                      615
          exercise price $28.89, expiration date 1/10/16 .................   United States             239                       70
        Quest Diagnostics Inc. ...........................................   United States         568,700               29,373,355
        Rhoen-Klinikum AG ................................................      Germany          1,157,046               69,653,277
      a Triad Hospitals Inc. .............................................   United States         588,600               31,643,136
                                                                                                                    ---------------
                                                                                                                        172,881,151
                                                                                                                    ---------------
        HOTELS, RESTAURANTS & LEISURE 0.1%
      a Trump Entertainment Resorts Inc. .................................   United States         693,717                8,726,960
                                                                                                                    ---------------
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.0%
        Constellation Energy Group .......................................   United States         175,600               15,307,052
        TXU Corp. ........................................................   United States         697,380               46,933,674
                                                                                                                    ---------------
                                                                                                                         62,240,726
                                                                                                                    ---------------


                                                          Semiannual Report | 21

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INDUSTRIAL CONGLOMERATES 5.2%
        Keppel Corp. Ltd. ................................................     Singapore         5,486,488          $    44,781,808
      f Orkla ASA ........................................................       Norway         11,204,083              212,720,126
        Siemens AG .......................................................      Germany            460,520               66,097,543
        Tyco International Ltd. ..........................................   United States         480,580               16,238,798
                                                                                                                    ---------------
                                                                                                                        339,838,275
                                                                                                                    ---------------
        INSURANCE 10.5%
      a Alleghany Corp. ..................................................   United States         143,797               58,453,480
        Allianz SE .......................................................      Germany             59,630               13,929,379
        American International Group Inc. ................................   United States         249,250               17,454,977
        Assicurazioni Generali SpA .......................................       Italy             259,709               10,460,347
      a Berkshire Hathaway Inc., A .......................................   United States             468               51,234,300
      a Berkshire Hathaway Inc., B .......................................   United States          18,875               68,044,375
      a Conseco Inc. .....................................................   United States       1,264,210               26,409,347
        Hartford Financial Services Group Inc. ...........................   United States         482,200               47,501,522
a,d,e,g Imagine Group Holdings Ltd. ......................................      Bermuda          2,814,856               32,047,135
        Old Republic International Corp. .................................   United States       2,135,500               45,400,730
  a,d,e Olympus Re Holdings Ltd. .........................................   United States          97,300                  123,571
        Prudential Financial Inc. ........................................   United States         461,000               44,823,030
    d,e Symetra Financial ................................................   United States         394,800               62,378,400
        White Mountains Insurance Group Ltd. .............................   United States         346,730              210,125,315
                                                                                                                    ---------------
                                                                                                                        688,385,908
                                                                                                                    ---------------
        IT SERVICES 0.3%
        First Data Corp. .................................................   United States         569,060               18,591,190
                                                                                                                    ---------------
        MACHINERY 1.8%
        Kone OYJ, B ......................................................      Finland          1,438,600               91,041,773
  a,d,e Motor Coach Industries International Inc., wts., 5/27/09 .........   United States               5                       --
        NACCO Industries Inc., A .........................................   United States         172,254               26,783,774
                                                                                                                    ---------------
                                                                                                                        117,825,547
                                                                                                                    ---------------
        MEDIA 4.9%
    a,c Adelphia Communications Corp., Contingent Distribution ...........   United States      39,093,000               12,375,635
      a Adelphia Recovery Trust ..........................................   United States      38,254,708                3,729,834
    a,c Adelphia Recovery Trust Arahova Contingent Value Vehicle,
          Contingent Distribution ........................................   United States       4,899,492                2,645,726
    a,c Century Communications Corp., Contingent Distribution ............   United States      13,497,000                       --
        CJ CGV Co. Ltd. ..................................................    South Korea          574,910               10,516,267
        Clear Channel Communications Inc. ................................   United States          45,500                1,720,810
        Dow Jones & Co. Inc. .............................................   United States         342,170               19,657,666
      a Liberty Media Holding Corp.-Capital, A ...........................   United States         307,412               36,176,244
        News Corp., A ....................................................   United States       1,126,900               23,901,549
        Sun-Times Media Group Inc., A ....................................   United States         767,234                4,027,979
      a Time Warner Cable Inc., A ........................................   United States         813,459               31,863,189
        Time Warner Inc. .................................................   United States       3,504,460               73,733,838
    a,e TVMAX Holdings Inc. ..............................................   United States         111,391                       --
      a Viacom Inc., B ...................................................   United States         230,350                9,589,471
        Virgin Media Inc. ................................................   United Kingdom      3,655,939               89,095,233
                                                                                                                    ---------------
                                                                                                                        319,033,441
                                                                                                                    ---------------


22 | Semiannual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        METALS & MINING 0.6%
        Anglo American PLC ...............................................    South Africa         491,723          $    29,083,402
        Arcelor Mittal ...................................................    Netherlands          130,845                8,243,335
d,e,f,g Esmark Inc. ......................................................   United States           6,143                4,911,186
                                                                                                                    ---------------
                                                                                                                         42,237,923
                                                                                                                    ---------------
        MULTI-UTILITIES 1.1%
        KeySpan Corp. ....................................................   United States         697,400               29,276,852
        NorthWestern Corp. ...............................................   United States         308,610                9,816,884
    a,c NorthWestern Corp., Contingent Distribution ......................   United States       9,346,450                  916,706
      a NorthWestern Corp., wts., 11/01/07 ...............................   United States          16,682                  156,310
        RWE AG ...........................................................      Germany            281,473               29,908,034
                                                                                                                    ---------------
                                                                                                                         70,074,786
                                                                                                                    ---------------
        MULTILINE RETAIL 1.8%
        Dollar General Corp. .............................................   United States       1,464,660               32,105,347
        Jelmoli Holding AG ...............................................    Switzerland           24,399               85,780,465
                                                                                                                    ---------------
                                                                                                                        117,885,812
                                                                                                                    ---------------
        OIL, GAS & CONSUMABLE FUELS 2.6%
  a,d,e Anchor Resources LLC .............................................   United States          58,923                       --
        BP PLC ...........................................................   United Kingdom      1,221,600               14,794,003
        BP PLC, ADR ......................................................   United Kingdom        193,700               13,973,518
        Eni SpA ..........................................................       Italy           1,452,100               52,865,818
        Royal Dutch Shell PLC, A .........................................   United Kingdom        791,952               32,358,481
        Total SA, B ......................................................       France            665,472               54,273,154
                                                                                                                    ---------------
                                                                                                                        168,264,974
                                                                                                                    ---------------
        PAPER & FOREST PRODUCTS 2.7%
      a Domtar Corp. .....................................................   United States       2,118,456               23,641,969
        Weyerhaeuser Co. .................................................   United States       1,952,105              154,079,648
                                                                                                                    ---------------
                                                                                                                        177,721,617
                                                                                                                    ---------------
        PHARMACEUTICALS 1.5%
        Merck & Co. Inc. .................................................   United States         162,700                8,102,460
        Pfizer Inc. ......................................................   United States       1,871,640               47,857,835
        Sanofi-Aventis ...................................................       France            321,748               26,170,768
        Valeant Pharmaceuticals International ............................   United States       1,025,100               17,108,919
                                                                                                                    ---------------
                                                                                                                         99,239,982
                                                                                                                    ---------------
        REAL ESTATE 3.3%
      a Alexander's Inc. .................................................   United States         108,590               43,897,507
      e Canary Wharf Group PLC ...........................................   United Kingdom      8,298,072               68,661,581
        Link REIT ........................................................     Hong Kong        12,229,532               27,058,217
        Swire Pacific Ltd., A ............................................     Hong Kong         3,620,800               40,240,887
        Swire Pacific Ltd., B ............................................     Hong Kong         5,292,600               11,358,063
        Ventas Inc. ......................................................   United States         669,525               24,270,281
                                                                                                                    ---------------
                                                                                                                        215,486,536
                                                                                                                    ---------------


                                                          Semiannual Report | 23

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SHARES/WARRANTS/
                                                                                COUNTRY            CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ROAD & RAIL 2.3%
    d,e Florida East Coast Industries Inc. ...............................   United States          1,497,000       $   118,965,557
        Laidlaw International Inc. .......................................   United States            923,830            31,918,327
                                                                                                                    ---------------
                                                                                                                        150,883,884
                                                                                                                    ---------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.2%
      a LSI Corp. ........................................................   United States          1,879,630            14,116,021
                                                                                                                    ---------------
        SOFTWARE 0.9%
        Microsoft Corp. ..................................................   United States          1,998,000            58,881,060
                                                                                                                    ---------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        Christian Dior SA ................................................       France                67,145             8,743,900
                                                                                                                    ---------------
        THRIFTS & MORTGAGE FINANCE 2.2%
      a Franklin Bank Corp. ..............................................   United States            889,879            13,259,197
        Hudson City Bancorp Inc. .........................................   United States          2,308,140            28,205,471
      g ITLA Capital Corp. ...............................................   United States            445,796            23,234,888
        Sovereign Bancorp Inc. ...........................................   United States          3,815,396            80,657,471
                                                                                                                    ---------------
                                                                                                                        145,357,027
                                                                                                                    ---------------
        TOBACCO 12.1%
        Altadis SA .......................................................       Spain              2,499,700           166,448,214
        Altria Group Inc. ................................................   United States          1,137,077            79,754,581
        British American Tobacco PLC .....................................   United Kingdom         3,939,454           134,342,400
        Imperial Tobacco Group PLC .......................................   United Kingdom         1,509,119            69,921,456
        Japan Tobacco Inc. ...............................................      Japan                   7,415            36,606,877
        KT&G Corp. .......................................................    South Korea           3,097,050           217,889,653
        Reynolds American Inc. ...........................................   United States          1,372,600            89,493,520
                                                                                                                    ---------------
                                                                                                                        794,456,701
                                                                                                                    ---------------
        TRADING COMPANIES & DISTRIBUTORS 1.2%
        Kloeckner & Co. AG ...............................................      Germany             1,113,198            80,603,212
                                                                                                                    ---------------
        TRANSPORTATION INFRASTRUCTURE 0.0% h
      a Groupe Eurotunnel SA, wts., 12/30/11 .............................      France              1,861,027               705,240
                                                                                                                    ---------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $3,296,999,760) .........................................                                            5,562,496,855
                                                                                                                    ---------------
        PREFERRED STOCKS 0.3%
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
      d PTV Inc., 10.00%, pfd., A ........................................   United Kingdom            92,938               492,572
                                                                                                                    ---------------
        METALS & MINING 0.3%
d,e,f,g Esmark Inc., 8.00%, cvt., pfd., A ................................   United States             22,849            21,453,477
                                                                                                                    ---------------
        TOTAL PREFERRED STOCKS (COST $23,127,671) ........................                                               21,946,049
                                                                                                                    ---------------
        OPTIONS PURCHASED 0.8%
        CALL OPTIONS 0.0% h
    a,d Owens Corning Inc., exercise price $37.50,
           expiration date 1/02/08, shares ...............................   United States            249,750               312,188
                                                                                                                    ---------------


24 | Semiannual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY         SHARES/WARRANTS/
                                                                                                   CONTRACTS              VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        OPTIONS PURCHASED (CONTINUED)
        PUT OPTIONS 0.8%
      a Index basket consisting of 55% Dow Jones EUROSTOXX 50
          (exercise price $4,026.33), 45% S&P 500 Index (exercise
          price $1,367.59), expiration date 5/29/08, contracts ...........   United States         10,000,000       $    22,900,000
      a Index basket consisting of 55% Dow Jones EUROSTOXX 50
          (exercise price $4,091.24), 45% S&P 500 Index (exercise
          price $1,381.87), expiration date 6/20/08, contracts ...........   United States         10,000,000            26,400,000
                                                                                                                    ---------------
                                                                                                                         49,300,000
                                                                                                                    ---------------
        TOTAL OPTIONS PURCHASED (COST $45,936,137) .......................                                               49,612,188
                                                                                                                    ---------------

                                                                                             --------------------
                                                                                              PRINCIPAL AMOUNT i
                                                                                             --------------------
        CORPORATE BONDS & NOTES 3.4%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ...........      Canada              2,505,000 CAD         2,569,924
    d,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ........   United States         10,331,832            10,398,472
    d,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
          11/22/13 .......................................................   United States          1,327,385             1,335,947
    d,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
          11/22/13 .......................................................   United States          2,271,248             2,285,898
    d,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ...........   United States         10,820,365            10,890,156
    d,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ..............   United States         22,949,915            23,097,942
    d,e DecisionOne Corp., 12.00%, 4/15/10 ...............................   United States          1,221,443             1,221,443
        Groupe Eurotunnel SA, cvt.,
          3.00%, 7/28/08 .................................................      France                 31,400 EUR            97,743
          3.00%, 7/28/08 .................................................      France                 24,416 GBP           112,781
          3.00%, 6/28/09 .................................................      France                 24,416 GBP           109,103
          3.00%, 6/28/09 .................................................      France                 31,400 EUR            94,555
          3.00%, 7/28/10 .................................................      France              9,114,500 EUR        26,829,851
          3.00%, 7/28/10 .................................................      France              5,276,020 GBP        23,046,506
          6.00%, 7/28/10 .................................................      France             22,114,700 EUR        40,255,895
          6.00%, 7/28/10 .................................................      France             13,086,625 GBP        35,349,993
  d,e,f International Automotive Components Group NA LLC, 9.00%,
          4/01/17 ........................................................   United States          1,560,200             1,560,200
  d,e,j Motor Coach Industries International Inc., FRN, 18.36%,
          12/01/08 .......................................................   United States         24,326,006            25,055,787
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .................   United States         13,553,108            13,519,225
      e TVMAX Holdings Inc., PIK
          11.50%, 9/30/07 ................................................   United States            252,453               176,717
          14.00%, 9/30/07 ................................................   United States            675,497               472,848
    d,e Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 .................   United States          2,926,000             2,926,000
                                                                                                                    ---------------
        TOTAL CORPORATE BONDS & NOTES (COST $214,505,802) ................                                              221,406,986
                                                                                                                    ---------------


                                                          Semiannual Report | 25

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY       PRINCIPAL AMOUNT i         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
    j,k Collins & Aikman Products Co.,
          Revolver, FRN, 11.50%, 8/31/09 .................................   United States            360,880       $       128,112
          Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 .....................   United States            858,200               304,661
      k Dana Corp.,
          6.50%, 3/01/09 .................................................   United States          2,058,000             2,150,610
          5.85%, 1/15/15 .................................................   United States          9,145,000             8,824,925
          7.00%, 3/01/29 .................................................   United States          1,972,000             2,006,510
          senior note, 7.00%, 3/15/28 ....................................   United States            423,000               425,115
    e,k Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..........   United States             40,000                   200
                                                                                                                    ---------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
          (COST $10,578,025) .............................................                                               13,840,133
                                                                                                                    ---------------
        GOVERNMENT AGENCIES (COST $70,000,000) 1.1%
        FHLB, 2.51% - 5.28%, 7/02/07 - 3/05/08 ...........................   United States         70,000,000            69,954,180
                                                                                                                    ---------------
        TOTAL LONG TERM INVESTMENTS (COST $3,661,147,395) ................                                            5,939,256,391
                                                                                                                    ---------------
        SHORT TERM INVESTMENTS 8.0%
        U.S. GOVERNMENT AND AGENCY SECURITIES 8.0%
    l,m FHLB, 7/02/07 - 1/11/08 ..........................................   United States        504,375,000           501,121,827
      l U.S. Treasury Bill, 11/01/07 .....................................   United States         25,000,000            24,603,500
                                                                                                                    ---------------
        TOTAL SHORT TERM INVESTMENTS (COST $525,574,090) .................                                              525,725,327
                                                                                                                    ---------------
        TOTAL INVESTMENTS (COST $4,186,721,485) 98.6% ....................                                            6,464,981,718
        SECURITIES SOLD SHORT (0.7)% .....................................                                              (47,476,686)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE
          CONTRACTS (0.2)% ...............................................                                              (14,560,715)
        OTHER ASSETS, LESS LIABILITIES 2.3% ..............................                                              156,137,564
                                                                                                                    ---------------
        NET ASSETS 100.0% ................................................                                          $ 6,559,081,881
                                                                                                                    ---------------


26 | Semiannual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY               SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      n SECURITIES SOLD SHORT 0.7%
        ASSET MANAGEMENT & CUSTODY BANKS 0.3%
        Mellon Financial Corp. ...........................................   United States            436,889       $    19,223,116
                                                                                                                    ---------------
        CAPITAL MARKETS 0.3%
        State Street Corp. ...............................................   United States            299,623            20,494,213
                                                                                                                    ---------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        LVMH Moet Hennessy Louis Vuitton .................................      France                 67,024             7,759,357
                                                                                                                    ---------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $45,706,933) ...............                                          $    47,476,686
                                                                                                                    ===============

CURRENCY ABBREVIATIONS

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind
REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $4,044,336, representing 0.06% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 10 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007, the aggregate value of these securities was $519,343,124, representing 7.92% of net assets.

f See Note 12 regarding other considerations.

g See Note 11 regarding holdings of 5% voting securities.

h Rounds to less than 0.1% of net assets.

i The principal amount is stated in U.S. dollars unless otherwise indicated.

j The coupon rate shown represents the rate at period end.

k See Note 9 regarding defaulted securities.

l The security is traded on a discount basis with no stated coupon rate.

m See Note 1(f) regarding securities segregated with broker for securities sold short.

n See Note 1(f) regarding securities sold short.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Mutual Qualified Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................................   $4,079,285,586
      Cost - Non-controlled affiliated issuers (Note 11) ...........................      107,435,899
                                                                                       --------------
      Total cost of investments ....................................................   $4,186,721,485
                                                                                       ==============
      Value - Unaffiliated issuers (includes securities segregated with broker
         for securities sold short in the amount of $29,868,890) ...................    6,334,486,616
      Value - Non-controlled affiliated issuers (Note 11) ..........................      130,495,102
                                                                                       --------------
      Total value of investments ...................................................    6,464,981,718
   Cash ............................................................................          520,471
   Cash on deposit with brokers for securities sold short ..........................       58,844,939
   Cash on deposit held in escrow ..................................................        1,404,200
   Foreign currency, at value (cost $81,965,139) ...................................       82,701,643
   Receivables:
      Investment securities sold ...................................................        3,625,107
      Capital shares sold ..........................................................        9,849,968
      Dividends and interest .......................................................       11,410,801
   Unrealized gain on forward exchange contracts (Note 7) ..........................        5,016,071
   Other assets ....................................................................        6,093,652
                                                                                       --------------
            Total assets ...........................................................    6,644,448,570
                                                                                       --------------
Liabilities:
   Payables:
      Investment securities purchased ..............................................        7,078,054
      Capital shares redeemed ......................................................        4,059,591
      Affiliates ...................................................................        6,352,300
   Securities sold short, at value (proceeds $45,706,933) ..........................       47,476,686
   Unrealized loss on forward exchange contracts (Note 7) ..........................       19,576,786
   Accrued expenses and other liabilities ..........................................          823,272
                                                                                       --------------
         Total liabilities .........................................................       85,366,689
                                                                                       --------------
            Net assets, at value ...................................................   $6,559,081,881
                                                                                       ==============
Net assets consist of:
   Paid-in capital .................................................................   $3,888,571,085
   Undistributed net investment income .............................................       77,066,149
   Net unrealized appreciation (depreciation) ......................................    2,262,796,230
   Accumulated net realized gain (loss) ............................................      330,648,417
                                                                                       --------------
            Net assets, at value ...................................................   $6,559,081,881
                                                                                       ==============


28 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS Z:
   Net assets, at value ............................................................   $4,685,284,105
                                                                                       ==============
   Shares outstanding ..............................................................      191,524,678
                                                                                       ==============
   Net asset value and maximum offering price per share a ..........................   $        24.46
                                                                                       ==============
CLASS A:
   Net assets, at value ............................................................   $1,280,665,160
                                                                                       ==============
   Shares outstanding ..............................................................       52,721,838
                                                                                       ==============
   Net asset value per share a .....................................................   $        24.29
                                                                                       ==============
   Maximum offering price per share (net asset value per share / 94.25%) ...........   $        25.77
                                                                                       ==============
CLASS B:
   Net assets, at value ............................................................   $   77,996,339
                                                                                       ==============
   Shares outstanding ..............................................................        3,286,027
                                                                                       ==============
   Net asset value and maximum offering price per share a ..........................   $        23.74
                                                                                       ==============
CLASS C:
   Net assets, at value ............................................................   $  515,136,277
                                                                                       ==============
   Shares outstanding ..............................................................       21,443,084
                                                                                       ==============
   Net asset value and maximum offering price per share a ..........................   $        24.02
                                                                                       ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $6,215,189)
      Unaffiliated issuers (Note 11) ...............................................   $   86,309,678
      Non-controlled affiliated issuers ............................................        1,161,014
   Interest income
      Unaffiliated issuers .........................................................       20,630,509
      Non-controlled affiliated issuers (Note 11) ..................................           71,122
   Income from securities loaned - net .............................................        1,100,550
   Other income ....................................................................       15,910,923
                                                                                       --------------
            Total investment income ................................................      125,183,796
                                                                                       --------------
Expenses:
   Management fees (Note 3a) .......................................................       18,021,425
   Administrative fees (Note 3b) ...................................................        2,307,440
   Distribution fees (Note 3c)
      Class A ......................................................................        1,889,829
      Class B ......................................................................          379,298
      Class C ......................................................................        2,306,803
   Transfer agent fees (Note 3e) ...................................................        2,707,389
   Custodian fees (Note 4) .........................................................          447,528
   Reports to shareholders .........................................................          123,878
   Registration and filing fees ....................................................          110,510
   Professional fees ...............................................................          540,058
   Directors' fees and expenses ....................................................           42,215
   Dividends on securities sold short ..............................................          310,757
   Other ...........................................................................           52,340
                                                                                       --------------
            Total expenses .........................................................       29,239,470
            Expense reductions (Note 4) ............................................          (24,047)
                                                                                       --------------
               Net expenses ........................................................       29,215,423
                                                                                       --------------
                  Net investment income ............................................       95,968,373
                                                                                       --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ......................................................      243,095,998
         Non-controlled affiliated issuers (Note 11) ...............................      112,446,652
      Foreign currency transactions ................................................      (30,625,037)
      Securities sold short ........................................................       (1,238,927)
      Synthetic equity swaps .......................................................             (340)
                                                                                       --------------
               Net realized gain (loss) ............................................      323,678,346
                                                                                       --------------
      Net change in unrealized appreciation (depreciation) on:
         Investments ...............................................................      277,214,517
         Translation of assets and liabilities denominated in foreign
            currencies .............................................................        4,103,415
                                                                                       --------------
               Net change in unrealized appreciation (depreciation) ................      281,317,932
                                                                                       --------------
      Net realized and unrealized gain (loss) ......................................      604,996,278
                                                                                       --------------
      Net increase (decrease) in net assets resulting from operations ..............   $  700,964,651
                                                                                       ==============


30 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                JUNE 30, 2007         YEAR ENDED
                                                                                                  (UNAUDITED)     DECEMBER 31, 2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................     $   95,968,373    $     85,072,964
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions .........................        323,678,346         311,026,318
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes ......        281,317,932         522,679,758
                                                                                                 -----------------------------------
            Net increase (decrease) in net assets resulting from operations ................        700,964,651         918,779,040
                                                                                                 -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................................        (10,448,299)        (72,701,378)
         Class A ...........................................................................         (2,560,584)        (14,297,690)
         Class B ...........................................................................           (116,958)           (624,281)
         Class C ...........................................................................           (793,912)         (3,637,539)
      Net realized gains:
         Class Z ...........................................................................         (8,714,068)       (235,676,842)
         Class A ...........................................................................         (2,370,082)        (55,482,433)
         Class B ...........................................................................           (150,658)         (4,356,865)
         Class C ...........................................................................           (963,988)        (23,788,670)
                                                                                                 -----------------------------------
   Total distributions to shareholders .....................................................        (26,118,549)       (410,565,698)
                                                                                                 -----------------------------------
   Capital share transactions: (Note 2)
         Class Z ...........................................................................        (10,844,138)        172,221,468
         Class A ...........................................................................        165,487,433         114,571,705
         Class B ...........................................................................         (4,719,287)         (2,408,287)
         Class C ...........................................................................         44,767,685          48,918,181
                                                                                                 -----------------------------------
   Total capital share transactions ........................................................        194,691,693         333,303,067
                                                                                                 -----------------------------------

   Redemption fees .........................................................................              4,916               7,653
                                                                                                 -----------------------------------
            Net increase (decrease) in net assets ..........................................        869,542,711         841,524,062
Net assets:
   Beginning of period .....................................................................      5,689,539,170       4,848,015,108
                                                                                                 -----------------------------------
   End of period ...........................................................................     $6,559,081,881    $  5,689,539,170
                                                                                                 ===================================
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period ...........................................................................     $   77,066,149    $     (4,982,471)
                                                                                                 ===================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series, Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Qualified Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


32 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 33

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities.


34 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS (CONTINUED)

Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At June 30, 2007, the Fund had no securities on loan.


                                                          Semiannual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


36 | Semiannual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 1.00 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                            ---------------------------------------------------------
                                                 SIX MONTHS ENDED                 YEAR ENDED
                                                   JUNE 30, 2007              DECEMBER 31, 2006
                                            ---------------------------------------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT
                                            ---------------------------------------------------------
CLASS Z SHARES:
   Shares sold ..........................    6,624,945   $ 153,728,179     8,512,548   $ 181,803,162
   Shares issued in reinvestment of
      distributions .....................      742,001      18,215,122    13,636,748     293,498,827
   Shares redeemed ......................   (7,867,769)   (182,787,439)  (14,219,750)   (303,080,521)
                                            ---------------------------------------------------------
   Net increase (decrease) ..............     (500,823)  $ (10,844,138)    7,929,546   $ 172,221,468
                                            =========================================================
CLASS A SHARES:
   Shares sold ..........................   10,793,878   $ 251,184,569    10,807,154   $ 229,222,653
   Shares issued in reinvestment of
      distributions .....................      190,491       4,643,570     3,087,615      66,093,819
   Shares redeemed ......................   (3,925,019)    (90,340,706)   (8,554,219)   (180,744,767)
                                            ---------------------------------------------------------
   Net increase (decrease) ..............    7,059,350   $ 165,487,433     5,340,550   $ 114,571,705
                                            =========================================================


                                                          Semiannual Report | 37

Mutual Qualified Fund

2. CAPITAL STOCK (CONTINUED)

                                            ---------------------------------------------------------
                                                 SIX MONTHS ENDED                 YEAR ENDED
                                                   JUNE 30, 2007              DECEMBER 31, 2006
                                            ---------------------------------------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT
                                            ---------------------------------------------------------
CLASS B SHARES:
   Shares sold ..........................       74,434   $   1,692,309       159,945   $   3,278,231
   Shares issued in reinvestment of
      distributions .....................       10,283         245,049       219,353       4,592,968
   Shares redeemed ......................     (292,191)     (6,656,645)     (496,487)    (10,279,486)
                                            ---------------------------------------------------------
   Net increase (decrease) ..............     (207,474)  $  (4,719,287)     (117,189)  $  (2,408,287)
                                            =========================================================
CLASS C SHARES:
   Shares sold ..........................    3,048,391   $  69,988,175     3,442,336   $  72,454,321
   Shares issued in reinvestment of
      distributions .....................       65,472       1,579,329     1,177,478      24,986,482
   Shares redeemed ......................   (1,174,062)    (26,799,819)   (2,320,964)    (48,522,622)
                                            ---------------------------------------------------------
   Net increase (decrease) ..............    1,939,801   $  44,767,685     2,298,850   $  48,918,181
                                            =========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
       0.600%                Up to and including $5 billion
       0.570%                Over $5 billion, up to and including $7 billion
       0.550%                Over $7 billion, up to and including $10 billion
       0.540%                In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


38 | Semiannual Report

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
       0.150%                Up to and including $200 million
       0.135%                Over $200 million, up to and including $700 million
       0.100%                Over $700 million, up to and including $1.2 billion
       0.075%                In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..................................................   0.35%
Class B ..................................................   1.00%
Class C ..................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...........................   $480,007
Contingent deferred sales charges retained ...............   $ 49,554

E.    TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid $2,707,389, of which $1,588,735 was retained by Investor Services.


                                                          Semiannual Report | 39

Mutual Qualified Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................   $4,195,808,380
                                                       ===============

Unrealized appreciation ............................   $2,355,134,632
Unrealized depreciation ............................      (85,961,294)
                                                       ---------------
Net unrealized appreciation (depreciation) .........   $2,269,173,338
                                                       ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, foreign taxes paid on net realized gains, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, foreign taxes paid on net realized gains, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2007, aggregated $979,593,944 and $1,020,813,171, respectively.


40 | Semiannual Report

Mutual Qualified Fund

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2007, the Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------
                                              CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                              AMOUNT a        DATE         GAIN          LOSS
--------------------------------------------------------------------------------------------------
CONTRACTS TO BUY

       11,929,229   Swedish Krona ........     1,705,077      8/15/07   $   42,934   $         --

CONTRACTS TO SELL

       10,841,441   Swiss Franc ..........     8,999,287      7/09/07      118,010             --
       33,003,272   British Pound ........    65,196,643      7/10/07           --     (1,076,096)
       79,500,000   Euro .................   104,673,476      7/13/07           --     (2,974,523)
       46,000,000   Euro .................    62,536,670      7/18/07      238,879             --
       23,834,250   Singapore Dollar .....    15,629,016      7/24/07       32,301             --
      104,261,353   British Pound ........   207,339,666      8/08/07           --     (1,940,072)
        3,026,537   Euro .................     4,066,970      8/13/07           --        (35,623)
       45,181,614   Euro .................    61,715,600      8/13/07      470,104             --
      180,000,000   Swedish Krona ........    25,804,356      8/15/07           --       (571,367)
      139,920,739   Swedish Krona ........    20,606,883      8/15/07      104,047             --
      125,051,510   Euro .................   165,703,382      8/27/07           --     (3,892,965)
      100,000,000   Swiss Franc ..........    82,794,586      9/07/07      497,781             --
    1,145,353,902   Norwegian Krone ......   192,031,586      9/07/07           --     (2,363,625)
       42,380,560   Norwegian Krone ......     7,200,000      9/07/07        7,230             --
       90,365,000   Taiwan Dollar ........     2,750,000      9/07/07           --        (10,080)
       58,842,000   Taiwan Dollar ........     1,800,000      9/07/07        2,748             --
      156,247,385   Euro .................   208,722,607      9/13/07           --     (3,288,756)
    5,662,263,461   Japanese Yen .........    49,225,088      9/19/07    2,751,948             --
       28,020,000   Euro .................    37,938,800      9/24/07           --        (93,662)
       45,100,000   Euro .................    61,662,975      9/24/07      447,270             --
       31,811,871   Canadian Dollar ......    29,758,533      9/26/07           --       (175,281)
  132,940,077,500   Korean Won ...........   142,625,000      9/27/07           --     (1,639,871)
       29,452,484   Euro .................    39,899,918     10/18/07           --       (101,959)
       53,955,756   Euro .................    73,582,908     10/18/07      301,094             --
       34,500,000   Euro .................    46,316,250     11/26/07           --       (588,016)
       69,813,524   Euro .................    94,258,193     12/14/07           --       (697,604)
        3,900,000   Euro .................     5,305,989     12/14/07        1,725             --
    5,500,000,000   Japanese Yen .........    45,529,801     12/19/07           --       (127,286)
                                                                        --------------------------
      Unrealized gain (loss) on forward exchange contracts ..........    5,016,071    (19,576,786)
                                                                        --------------------------
         Net unrealized gain (loss) on forward exchange contracts ...   $       --   $(14,560,715)
                                                                        ==========================

a In U.S. Dollar unless otherwise indicated.


                                                          Semiannual Report | 41

Mutual Qualified Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2007, the aggregate value of these securities was $13,840,133, representing 0.21% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                ACQUISITION
CONTRACTS           ISSUER                                         DATES             COST          VALUE
-------------------------------------------------------------------------------------------------------------
      365,293       AboveNet Inc. .......................   10/02/01 - 11/25/03   $18,245,559   $ 14,476,562
          510       AboveNet Inc., options to purchase
                      (shares), exercise price $20.95,
                      expiration date 9/09/13 ...........    4/17/06 - 9/08/06             --         14,203
       11,991       AboveNet Inc., wts., 9/08/08 ........    10/02/01 - 3/15/02     1,490,986        398,101
       14,107       AboveNet Inc., wts., 9/08/10 ........    10/02/01 - 3/15/02     1,600,719        423,210
       58,923       Anchor Resources LLC ................         6/29/04                  --             --


42 | Semiannual Report

Mutual Qualified Fund

10. RESTRICTED SECURITIES (CONTINUED)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                ACQUISITION
CONTRACTS           ISSUER                                         DATES             COST          VALUE
-------------------------------------------------------------------------------------------------------------
    3,462,696       Cerberus FIM Investors Auto
                      Finance LLC .......................         11/20/06        $ 3,462,696   $  3,485,030
   10,331,832       Cerberus FIM Investors Auto
                      Finance LLC, 12.00%, 11/22/13 .....         11/21/06         10,331,832     10,398,472
      442,462       Cerberus FIM Investors Commercial
                      Finance LLC .......................         11/20/06            442,462        445,316
    1,327,385       Cerberus FIM Investors Commercial
                      Finance LLC, 12.00%, 11/22/13 .....         11/20/06          1,327,385      1,335,947
      757,082       Cerberus FIM Investors Commercial
                      Mortgage LLC ......................         11/20/06            757,082        761,965
    2,271,248       Cerberus FIM Investors Commercial
                      Mortgage LLC, 12.00%, 11/22/13 ....         11/20/06          2,271,248      2,285,898
    3,606,788       Cerberus FIM Investors
                      Insurance LLC .....................         11/20/06          3,606,788      3,630,052
   10,820,365       Cerberus FIM Investors
                      Insurance LLC, 12.00%, 11/22/13 ...         11/20/06         10,820,365     10,890,156
    7,649,972       Cerberus FIM Investors Rescap LLC ...         11/20/06          7,649,972      7,699,314
   22,949,915       Cerberus FIM Investors Rescap LLC,
                      12.00%, 11/22/13 ..................         11/20/06         22,949,915     23,097,942
    1,008,199       DecisionOne Corp. ...................    3/12/99 - 7/18/00        700,978        718,846
    1,221,443       DecisionOne Corp. 12.00%, 4/15/10 ...    3/12/99 - 4/16/07      2,643,949      1,221,443
       11,496       Elephant Capital Holdings Ltd. ......    8/29/03 - 3/22/07        409,627     14,074,157
        6,143       Esmark Inc. .........................         7/28/06           6,509,253      4,911,186
       22,849       Esmark Inc., 8.00%, cvt., pfd., A ...    11/08/04 - 1/11/07    22,848,857     21,453,477
      659,105       First Chicago Bancorp ...............         11/16/06          9,227,470      9,227,470
    1,497,000       Florida East Coast Industries Inc. ..    11/16/87 - 7/15/04    31,051,609    118,965,557
    2,814,856       Imagine Group Holdings Ltd. .........         8/31/04          28,828,348     32,047,135
    1,982,308       International Automotive Components
                      Group Brazil LLC ..................    4/13/06 - 8/21/06      1,186,317     14,470,848
      307,801       International Automotive Components
                      Group Japan LLC ...................    9/26/06 - 3/27/07      2,674,756      2,499,298
    8,425,843       International Automotive Components
                      Group LLC .........................    1/12/06 - 10/16/06     8,429,977      8,425,843
    2,533,800       International Automotive Components
                      Group NA LLC ......................         3/30/07           2,571,807      2,533,800
    1,560,200       International Automotive Components
                      Group NA LLC, 9.00%, 4/01/17 ......         3/30/07           1,583,603      1,560,200
    1,444,624       Kindred Healthcare Inc. .............    4/28/99 - 3/29/06     17,191,448     42,159,907
                    Kindred Healthcare Inc., options to
                      purchase (shares):
        3,876         exercise price $23.75, expiration
                        date 7/17/11 ....................    7/17/02 - 7/17/05             --         21,062
        1,164       exercise price $26.00, expiration
                        date 1/01/12 ....................    1/01/03 - 1/01/06             --          3,706


                                                          Semiannual Report | 43

Mutual Qualified Fund

10. RESTRICTED SECURITIES (CONTINUED)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                ACQUISITION
CONTRACTS           ISSUER                                         DATES             COST          VALUE
-------------------------------------------------------------------------------------------------------------
        1,157       exercise price $9.07, expiration
                      date 1/01/13 ......................    1/01/04 - 1/03/07    $        --   $     23,266
          863       exercise price $25.99, expiration
                      date 1/01/14 ......................    1/01/05 - 1/03/07             --          2,757
          479       exercise price $27.90, expiration
                      date 1/10/15 ......................    1/06/06 - 1/09/07             --            615
          239       exercise price $28.89, expiration
                      date 1/10/16 ......................         1/09/07                  --             70
   24,326,006       Motor Coach Industries International
                      Inc., FRN, 18.36%, 12/01/08 .......    5/27/04 - 5/31/07     24,326,006     25,055,787
            5       Motor Coach Industries International
                      Inc., wts., 5/27/09 ...............         3/30/07                  --             --
       53,490       NCB Warrant Holdings Ltd., A ........        12/16/05                  --      5,899,412
       97,300       Olympus Re Holdings Ltd. ............        12/19/01           9,730,000        123,571
      279,965       Owens Corning Inc. (restricted) .....   10/20/06 - 12/20/06     7,897,375      8,944,462
      249,750       Owens Corning Inc., exercise price
                      $37.50, expiration date 1/02/08,
                      shares ............................        12/20/06              26,137        312,188
       92,938       PTV Inc., 10.00%, pfd., A ...........    12/07/01 - 3/06/02       278,814        492,572
      394,800       Symetra Financial ...................         7/27/04          39,480,000     62,378,400
    2,926,000       Wheeling-Pittsburgh Corp., cvt.,
                      6.00%, 11/15/08 ...................         3/16/07           2,926,000      2,926,000
                                                                                                ------------
                    TOTAL RESTRICTED SECURITIES (7.01% OF NET ASSETS) .......................   $459,795,203
                                                                                                ============


44 | Semiannual Report

Mutual Qualified Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF                            NUMBER OF
                                          SHARES HELD                          SHARES HELD      VALUE                    REALIZED
                                          AT BEGINNING    GROSS      GROSS       AT END        AT END      INVESTMENT     CAPITAL
NAME OF ISSUER                              OF YEAR     ADDITIONS  REDUCTIONS   OF PERIOD     OF PERIOD      INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. .....................      1,008,199         --          --    1,008,199  $         -- a $       --  $         --
DecisionOne Corp., 12.00%, 4/15/10 ....      1,173,501     47,942          --    1,221,443            -- a     71,122            --
Elephant Capital Holdings Ltd. ........         11,087        409          --       11,496    14,074,157           --            --
Esmark Inc. ...........................          6,143         --          --        6,143     4,911,186       98,286            --
Esmark Inc., 8.00%, cvt., pfd., A .....         22,360        489          --       22,849    21,453,477      920,073            --
First Chicago Bancorp .................        659,105         --          --      659,105     9,227,470           --            --
Generale de Sante .....................      3,146,068         --   3,146,068           --            --           --    81,509,152
Imagine Group Holdings Ltd. ...........      2,814,856         --          --    2,814,856    32,047,135           --            --
Insun ENT Co. Ltd. ....................        687,953         --          --      687,953    12,881,900           --            --
ITLA Capital Corp. ....................        445,796         --          --      445,796    23,234,888      142,655            --
State National Bancshares Inc. ........      1,375,000         --   1,375,000           --            --           --    30,937,500
White River Capital Inc. ..............        549,751         --          --      549,751    12,664,889           --            --
                                                                                            ----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (1.99% OF NET ASSETS) ....................................  $130,495,102   $1,232,136  $112,446,652
                                                                                            ========================================

a As of June 30, 2007, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                          Semiannual Report | 45

Mutual Qualified Fund

13. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


46 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED)

MUTUAL QUALIFIED FUND

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) of the Mutual Qualified Fund (the "Fund") and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin, and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.  The Election of Directors:

----------------------------------------------------------------------------------------------------------------
                                                     % OF         % OF                        % OF         % OF
                                                   OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                  FOR             SHARES      SHARES      WITHHELD        SHARES      SHARES
----------------------------------------------------------------------------------------------------------------
Edward I. Altman ...........   1,210,704,428.298     57.977%     97.748%   27,896,859.065     1.335%      2.252%
Ann Torre Bates ............   1,209,916,510.794     57.939%     97.684%   28,684,776.569     1.373%      2.316%
Burton J. Greenwald ........   1,207,819,500.700     57.838%     97.515%   30,781,786.363     1.474%      2.485%
Bruce A. MacPherson ........   1,207,458,365.509     57.821%     97.486%   31,142,921.854     1.491%      2.514%
Charles Rubens II ..........   1,207,490,031.255     57.823%     97.488%   31,111,256.108     1.489%      2.512%
Leonard Rubin ..............   1,206,493,676.220     57.775%     97.408%   32,107,611.143     1.537%      2.592%
Robert E. Wade .............   1,209,575,860.618     57.922%     97.657%   29,025,426.745     1.390%      2.343%
Gregory E. Johnson .........   1,208,290,066.177     57.861%     97.553%   30,311,221.186     1.451%      2.447%
Peter A. Langerman .........   1,210,708,565.729     57.977%     97.748%   27,892,721.634     1.335%      2.252%


                                                          Semiannual Report | 47

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL QUALIFIED FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     961,560,903.960     46.046%       77.633%
Against ..........................      32,005,362.174      1.533%        2.584%
Abstain ..........................      36,579,619.229      1.751%        2.953%
Broker Non-Votes .................     208,455,402.000      9.982%       16.830%
--------------------------------------------------------------------------------
TOTAL ............................   1,238,601,287.363     59.312%      100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     119,606,997.364     45.925%       77.108%
Against ..........................      11,370,062.250      4.365%        7.330%
Abstain ..........................       6,282,303.765      2.413%        4.050%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     119,230,702.788     45.780%       76.865%
Against ..........................      11,530,529.968      4.428%        7.433%
Abstain ..........................       6,498,130.623      2.495%        4.190%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------


48 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL QUALIFIED FUND

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     120,927,478.196     46.432%       77.959%
Against ..........................      10,209,162.042      3.920%        6.581%
Abstain ..........................       6,122,723.141      2.351%        3.948%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     119,646,290.764     45.940%       77.133%
Against ..........................      11,135,386.630      4.275%        7.179%
Abstain ..........................       6,477,685.985      2.488%        4.176%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     120,690,291.178     46.341%       77.806%
Against ..........................      10,185,791.177      3.911%        6.567%
Abstain ..........................       6,383,281.024      2.451%        4.115%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     122,425,679.911     47.007%       78.925%
Against ..........................       8,734,429.518      3.354%        5.631%
Abstain ..........................       6,099,253.950      2.342%        3.932%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 49

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL QUALIFIED FUND

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING     VOTED
                                        SHARES VOTED        SHARES       SHARES
--------------------------------------------------------------------------------
For ..............................     118,701,261.099     45.577%       76.524%
Against ..........................      12,214,006.614      4.690%        7.874%
Abstain ..........................       6,344,095.666      2.436%        4.090%
Broker Non-Votes .................      17,857,616.000      6.857%       11.512%
--------------------------------------------------------------------------------
TOTAL ............................     155,116,979.379     59.560%      100.000%
--------------------------------------------------------------------------------


50 | Semiannual Report

MUTUAL QUALIFIED FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors (Board), including a majority of the non-interested or independent directors, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held six meetings solely dedicated to the renewal process (one of such meetings was conducted by telephonic conference means and, for the other meetings, those directors unable to attend in person were present by telephonic conference means). Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                                                          Semiannual Report | 51

Mutual Qualified Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that the Fund's long-term performance is a significant component of incentive-based compensation. The directors noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Funds administrative services and transfer agent and shareholder services agreement with affiliates of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


52 | Semiannual Report

MUTUAL QUALIFIED FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2006. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap core funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2006, and had annualized total returns for the three- and five-year periods in the best performing quintile. The directors noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2006, was in the second best performing quintile and exceeded 11%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2006. The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap core funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the middle expense quintile of the group.


                                                          Semiannual Report | 53

MUTUAL QUALIFIED FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong overall performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the


54 | Semiannual Report

MUTUAL QUALIFIED FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

upcoming year. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager and its affiliates under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                          Semiannual Report | 55

Mutual Qualified Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

INVESTMENT MANAGER

Franklin  Mutual  Advisers, LLC
101  John  F.  Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 S2007 08/07











                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      JUNE 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                  VALUE
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                 MUTUAL SHARES FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your
                               Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different
                               investment approaches, Franklin, Templeton and
                               Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Shares Fund ........................................................    4

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   32

Notes to Financial Statements .............................................   36

Meeting of Shareholders ...................................................   52

Shareholder Information ...................................................   56

--------------------------------------------------------------------------------
Semiannual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Shares Fund's semiannual report for the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a cumulative total return of +9.50% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.92% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

During the six months ended June 30, 2007, the U.S. economy rebounded after an initial slowdown. Gross domestic product growth decelerated to an annualized 0.6% rate in 2007's first quarter. Corporate profits and government spending generally remained robust. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets. In the second quarter, however, growth advanced at an estimated annualized 3.4% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Semiannual Report

The unemployment rate began and ended the reporting period at 4.5% while overall job growth slowed in the face of rising labor costs. 2 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Consumer confidence fell to a 10-month low in June. Gasoline prices rose in the first half of 2007 in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Although the rate of core inflation moderated during the six-month reporting period, it rose 2.2% for the 12 months ended June 30, 2007, which was also the 10-year average rate. 3

The Federal Reserve Board kept the federal funds target rate at 5.25% and indicated that inflation pressures remained a key concern. The 10-year Treasury note yield began the period at 4.71%. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. The 10-year Treasury yield reached 5.03% on June 30, 2007.

Outside the U.S., the global economy remained resilient throughout the six-month period. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity remained at record levels.

After global stock market sell-offs in late February and mid-March, markets rebounded in the second quarter amid generally strong corporate earnings reports. Domestically, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +8.76%, and the broader S&P 500

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core inflation, as measured by the Consumer Price Index, excludes food and energy costs.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

U.S.                                                                       59.6%
U.K.                                                                        6.9%
France                                                                      5.6%
Germany                                                                     4.0%
Norway                                                                      2.2%
Japan                                                                       2.1%
Netherlands                                                                 1.9%
Spain                                                                       1.7%
Denmark                                                                     1.5%
Belgium                                                                     1.4%
Switzerland                                                                 1.2%
Italy                                                                       1.1%
Other                                                                       4.7%
Short-Term Investments & Other Net Assets                                   6.1%


                                                           Semiannual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 6/30/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                   8.5%
--------------------------------------------------------------------------------
Commercial Banks                                                            8.4%
--------------------------------------------------------------------------------
Tobacco                                                                     7.9%
--------------------------------------------------------------------------------
Media                                                                       7.5%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    5.5%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     3.8%
--------------------------------------------------------------------------------
Food Products                                                               2.9%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    2.9%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             2.4%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.4%
--------------------------------------------------------------------------------

returned +6.92%, while the technology-heavy NASDAQ Composite Index returned +8.20%. 4 Most non-U.S. equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


6 | Semiannual Report
involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

Our equity portfolio was the strongest contributor to Fund performance during the six months under review. Three of the Fund's best performing investments were Orkla, a Norwegian conglomerate; Florida East Coast Industries, a railway operator and real estate developer based in its namesake state; and Spain's Altadis, one of the world's largest tobacco firms.

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. This reporting period, long-time Fund holding Orkla was again among the top performing stocks, up more than 62% in local currency during the first half of 2007. The company reported strong operational performance, and its management pursued two transactions that we believe could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 101% in local currency during the six-month reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

Florida East Coast Industries is a Florida-based railroad company with significant real estate interests. After owning Florida East Coast shares for decades, in June 2004 we purchased a significant stake in the company from the DuPont Testamentary Trust as we believed that the stock's valuation did not adequately reflect the company's uniquely positioned assets. In the early part of 2007, railroad stocks, in general, appreciated as investors appeared to focus their attention on these companies' underleveraged balance sheets and the potential to return cash to shareholders by taking on additional leverage. Despite lower carload volumes shipped on the railroad and a general decline in its real estate stocks, Florida East Coast shares rose after the company received an offer to take it private in a leveraged buyout. The takeout

TOP 10 HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              2.7%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.2%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
U.S. Bancorp                                                               2.0%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            1.9%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        1.7%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     1.6%
   INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  1.6%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
British American Tobacco PLC, ord. & ADR                                    1.6%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
International Paper Co.                                                     1.4%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Florida East Coast Industries Inc.                                          1.4%
   ROAD & RAIL, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7
offer represented a premium that was nearly 40% above where the stock had traded at the beginning of 2007. For the reporting period, Florida East Coast shares rose nearly 40%.

The tobacco company Altadis was formed in late 1999 when French company Seita merged with the Spain-based Tabacalera. Altadis is the number two market share player in France and Spain, and the Fund has owned shares since late 2000. The company manufactures cigarettes under brand names such as Ducados, Fortuna, Gauloises and Gitanes. The company's cigar operation, which produces Antonio y Cleopatra, Farias, Hav-A-Tampa and Montecristo brands, is number one worldwide and controls a quarter of the world's cigar market. Our anticipation of further consolidation within the tobacco industry was one of the reasons we continued to hold a stake in Altadis despite the shares having more than doubled in value between the beginning of 2001 and the end of 2006. In March 2007, Altadis received an unsolicited offer from U.K.-based Imperial Tobacco. Should this offer be accepted by the board of Altadis, the combined company will be the fourth largest tobacco company in the world with a 9% market share. Altadis' share price gained more than 25% in local currency during the first six months of the year.

Although the Fund performed well during the first half of 2007, it had some disappointments. Three U.S.-based investments that declined in value were LSI, a semiconductor and storage systems company; Beazer Homes USA, a single-family home builder for the middle class; and U.S. Bancorp, a well-diversified regional bank serving 25 midwestern and western states.

LSI's shares fell nearly 17% during the first half of 2007, after management lowered its outlook for operating profits due to continued softness in industry demand, excess inventories, and underperformance in some segments of Agere Systems, a company LSI acquired in April of 2007.


8 | Semiannual Report

The Fund's investment in Beazer Homes fell 47%, underperforming along with other homebuilders as problems within the subprime mortgage market prompted tighter lending standards. In addition, Beazer has been plagued by a number of high-level departures and its subprime lending practices were being investigated at period-end.

U.S. Bancorp shares declined nearly 7%, after the company missed first quarter earnings estimates and guided to lower net interest margins in future quarters. Although we believe the company remains undervalued given its business mix, U.S. Bancorp struggled in the face of a relatively flat U.S. yield curve along with other U.S. banks.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


                                                           Semiannual Report | 9

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

[GRAPHIC OMITTED]      /s/ Peter A. Langerman

                       Peter A. Langerman
                       Co-Portfolio Manager

[GRAPHIC OMITTED]      /s/ F. David Segal

                       F. David Segal, CFA
                       Co-Portfolio Manager

[GRAPHIC OMITTED]      /s/ Debbie A. Turner

                       Debbie A. Turner, CFA
                       Assistant Portfolio Manager

                       Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Semiannual Report

--------------------------------------------------------------------------------
PETER LANGERMAN has been a portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been a portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.
--------------------------------------------------------------------------------


                                                          Semiannual Report | 11

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MUTHX)                            CHANGE    6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.43    $28.51     $26.08
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0445
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0354
--------------------------------------------------------------------------------
   TOTAL                                $0.0799
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TESIX)                            CHANGE    6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.37    $28.27     $25.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0377
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0354
--------------------------------------------------------------------------------
   TOTAL                                $0.0731
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FMUBX)                            CHANGE    6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.24    $27.59     $25.35
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0216
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0354
--------------------------------------------------------------------------------
   TOTAL                                $0.0570
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMTX)                            CHANGE    6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.26    $27.89     $25.63
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0236
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0354
--------------------------------------------------------------------------------
   TOTAL                                $0.0590
--------------------------------------------------------------------------------
CLASS R (SYMBOL: TESRX)                            CHANGE    6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$2.34    $28.11     $25.77
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.0354
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0354
--------------------------------------------------------------------------------
   TOTAL                                $0.0708
--------------------------------------------------------------------------------


12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS Z 1                              6-MONTH            1-YEAR   5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                +9.50%           +22.91%   +90.54%       +185.65%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +9.50%           +22.91%   +13.76%        +11.07%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,950           $12,291   $19,054        $28,565
-----------------------------------------------------------------------------------------------
   Total Annual Operating  Expenses 5            0.84%
-----------------------------------------------------------------------------------------------
CLASS A 1                              6-MONTH            1-YEAR   5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                +9.31%           +22.49%   +87.30%       +175.83%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +3.03%           +15.44%   +12.04%        +10.02%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,303           $11,544   $17,654        $25,992
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.18%
-----------------------------------------------------------------------------------------------
CLASS B 1                              6-MONTH            1-YEAR   5-YEAR    INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                +8.94%           +21.67%   +81.20%       +135.11%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +4.94%           +17.67%   +12.37%        +10.59%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,494           $11,767   $17,920        $23,511
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.84%
-----------------------------------------------------------------------------------------------
CLASS C 1                              6-MONTH            1-YEAR   5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                +8.97%           +21.69%   +81.24%       +158.49%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +7.97%           +20.69%   +12.63%         +9.96%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,797           $12,069   $18,124        $25,849
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.84%
-----------------------------------------------------------------------------------------------
CLASS R                                6-MONTH            1-YEAR   5-YEAR    INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                +9.23%           +22.33%   +85.83%        +79.11%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3            +9.23%           +22.33%   +13.19%        +11.19%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,923           $12,233   $18,583        $17,911
-----------------------------------------------------------------------------------------------
   Total Annual Operating  Expenses 5            1.34%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                       VALUE 1/1/07      VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,095.00               $3.90
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.08               $3.76
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,093.10               $5.66
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.39               $5.46
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,089.40               $9.07
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.12               $8.75
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,089.70               $9.07
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.12               $8.75
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,092.30               $6.48
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.60               $6.26
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 0.75%;
A: 1.09%; B: 1.75%; C: 1.75%; and R: 1.25%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


16 | Semiannual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           JUNE 30, 2007                          YEAR ENDED DECEMBER 31,
CLASS Z                                     (UNAUDITED)            2006           2005           2004           2003         2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...   $     26.08      $     23.95     $    23.05     $    20.99     $    16.84   $    19.44
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............          0.40             0.42           0.47           0.35           0.24         0.33
   Net realized and unrealized
      gains (losses) ...................          2.10             3.90           1.92           2.52           4.23        (2.42)
                                          ------------------------------------------------------------------------------------------
Total from investment operations .......          2.50             4.32           2.39           2.87           4.47        (2.09)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............         (0.04)           (0.52)         (0.29)         (0.39)         (0.32)       (0.25)
   Net realized gains ..................         (0.04)           (1.67)         (1.20)         (0.42)            --        (0.26)
                                          ------------------------------------------------------------------------------------------
Total distributions ....................         (0.08)           (2.19)         (1.49)         (0.81)         (0.32)       (0.51)
                                          ------------------------------------------------------------------------------------------
Redemption fees ........................            -- f             -- f           -- f           -- f           --           --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period .........   $     28.50      $     26.08     $    23.95     $    23.05     $    20.99   $    16.84
                                          ==========================================================================================

Total return c .........................          9.50%           18.37%         10.39%         13.89%         26.62%      (10.89)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .............................          0.75% g          0.84% g        0.81% g        0.81% g        0.84%        0.79%
Expenses - excluding dividend expense on
   securities sold short ...............          0.74% g          0.76% g        0.76% g        0.80% g        0.81%        0.78%
Net investment income ..................          2.93%            1.63%          1.99%          1.62%          1.28%        1.79%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......   $13,685,254      $11,577,506     $8,951,080     $7,240,641     $5,782,145   $4,585,605
Portfolio turnover rate ................         18.48%           33.40%         21.57%         33.22%         54.65%       51.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Shares Fund

                                           ----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2007                          YEAR ENDED DECEMBER 31,
CLASS A                                       (UNAUDITED)           2006           2005           2004           2003         2002
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...    $    25.90        $    23.82     $    22.94     $    20.90     $    16.78   $    19.37
                                           -----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............          0.35              0.32           0.39           0.27           0.17         0.26
   Net realized and unrealized
      gains (losses) ...................          2.10              3.88           1.91           2.51           4.21        (2.40)
                                           -----------------------------------------------------------------------------------------
Total from investment operations .......          2.45              4.20           2.30           2.78           4.38        (2.14)
                                           -----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............         (0.04)            (0.45)         (0.22)         (0.32)         (0.26)       (0.19)
   Net realized gains ..................         (0.04)            (1.67)         (1.20)         (0.42)            --        (0.26)
                                           -----------------------------------------------------------------------------------------
Total distributions ....................         (0.08)            (2.12)         (1.42)         (0.74)         (0.26)       (0.45)
                                           -----------------------------------------------------------------------------------------
Redemption fees ........................            -- f              -- f           -- f           -- f           --           --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period .........    $    28.27        $    25.90     $    23.82     $    22.94     $    20.90   $    16.78
                                           =========================================================================================

Total return c .........................          9.31%            17.98%          9.98%         13.50%         26.18%      (11.20)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .............................          1.09% g           1.18% g        1.16% g        1.16% g        1.19%        1.14%
Expenses - excluding dividend expense on
   securities sold short ...............          1.08% g           1.10% g        1.11% g        1.15% g        1.16%        1.13%
Net investment income ..................          2.59%             1.29%          1.64%          1.27%          0.93%        1.44%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $8,608,602        $6,761,779     $4,211,238     $2,940,029     $2,257,336   $1,543,833
Portfolio turnover rate ................         18.48%            33.40%         21.57%         33.22%         54.65%       51.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Shares Fund

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2007                     YEAR ENDED DECEMBER 31,
CLASS B                                              (UNAUDITED)         2006         2005         2004         2003       2002
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year ............     $  25.35         $  23.35     $  22.50     $  20.54     $  16.53   $  19.12
                                                  -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................         0.25             0.16         0.23         0.13         0.04       0.15
   Net realized and unrealized
      gains (losses) ..........................         2.05             3.78         1.88         2.44         4.14      (2.36)
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............         2.30             3.94         2.11         2.57         4.18      (2.21)
                                                  -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................        (0.02)           (0.27)       (0.06)       (0.19)       (0.17)     (0.12)
   Net realized gains .........................        (0.04)           (1.67)       (1.20)       (0.42)          --      (0.26)
                                                  -------------------------------------------------------------------------------
Total distributions ...........................        (0.06)           (1.94)       (1.26)       (0.61)       (0.17)     (0.38)
                                                  -------------------------------------------------------------------------------
Redemption fees ...............................           -- f             -- f         -- f         -- f         --         --
                                                  -------------------------------------------------------------------------------
Net asset value, end of year ..................     $  27.59         $  25.35     $  23.35     $  22.50     $  20.54   $  16.53
                                                  ===============================================================================

Total return c ................................         8.94%           17.21%        9.31%       12.70%       25.41%    (11.80)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e ....................................         1.75% g          1.84% g      1.81% g      1.81% g      1.84%      1.79%
Expenses - excluding dividend expense on
   securities sold short ......................         1.74% g          1.76% g      1.76% g      1.80% g      1.81%      1.78%
Net investment income .........................         1.93%            0.63%        0.99%        0.62%        0.28%      0.79%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............     $674,023         $659,186     $612,007     $588,401     $444,671   $235,470
Portfolio turnover rate .......................        18.48%           33.40%       21.57%       33.22%       54.65%     51.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Shares Fund

                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2007                         YEAR ENDED DECEMBER 31,
CLASS C                                       (UNAUDITED)           2006           2005           2004           2003       2002
                                           ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...     $    25.63       $    23.48     $    22.76     $    20.75     $    16.68   $  19.26
                                           ---------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............           0.26             0.16           0.23           0.13           0.05       0.15
   Net realized and unrealized
      gains (losses) ...................           2.06             3.82           1.89           2.49           4.17      (2.39)
                                           ---------------------------------------------------------------------------------------
Total from investment operations .......           2.32             3.98           2.12           2.62           4.22      (2.24)
                                           ---------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............          (0.02)           (0.16)         (0.20)         (0.19)         (0.15)     (0.08)
   Net realized gains ..................          (0.04)           (1.67)         (1.20)         (0.42)            --      (0.26)
                                           ---------------------------------------------------------------------------------------
Total distributions ....................          (0.06)           (1.83)         (1.40)         (0.61)         (0.15)     (0.34)
                                           ---------------------------------------------------------------------------------------
Redemption fees ........................             -- f             -- f           -- f           -- f           --         --
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period .........     $    27.89       $    25.63     $    23.48     $    22.76     $    20.75   $  16.68
                                           =======================================================================================

Total return c .........................           8.97%           17.18%          9.27%         12.77%         25.37%    (11.78)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .............................           1.75% g          1.84% g        1.81% g        1.81% g        1.84%      1.78%
Expenses - excluding dividend expense on
   securities sold short ...............           1.74% g          1.76% g        1.76% g        1.80% g        1.81%      1.77%
Net investment income ..................           1.93%            0.63%          0.99%          0.62%          0.28%      0.80%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $2,781,427       $2,387,517     $1,834,009     $1,551,111     $1,272,590   $866,422
Portfolio turnover rate ................          18.48%           33.40%         21.57%         33.22%         54.65%     51.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Shares Fund

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   JUNE 30, 2007                        YEAR ENDED DECEMBER 31,
CLASS R                                             (UNAUDITED)           2006          2005         2004         2003     2002 h
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  25.77        $   23.72     $   22.85     $  20.83     $  16.75   $  19.36
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................          0.33             0.28          0.35         0.24         0.13       0.24
   Net realized and unrealized
      gains (losses) ..........................          2.09             3.86          1.91         2.50         4.21      (2.37)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............          2.42             4.14          2.26         2.74         4.34      (2.13)
                                                  ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................         (0.04)           (0.42)        (0.19)       (0.30)       (0.26)     (0.22)
   Net realized gains .........................         (0.04)           (1.67)        (1.20)       (0.42)          --      (0.26)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................         (0.08)           (2.09)        (1.39)       (0.72)       (0.26)     (0.48)
                                                  ----------------------------------------------------------------------------------
Redemption fees ...............................            -- f             -- f          -- f         -- f         --         --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $  28.11        $   25.77     $   23.72     $  22.85     $  20.83   $  16.75
                                                  ==================================================================================

Total return c ................................          9.23%           17.73%         9.88%       13.32%       26.02%    (11.26)%

RATIOS TO AVERAGE NET ASSETS d

Expenses e ....................................          1.25% g          1.34% g       1.31% g      1.31% g      1.34%      1.29%
Expenses - excluding dividend expense on
   securities sold short ......................          1.24% g          1.26% g       1.26% g      1.30% g      1.31%      1.28%
Net investment income .........................          2.43%            1.13%         1.49%        1.12%        0.78%      1.29%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $272,276        $ 188,646     $ 109,305     $ 74,763     $ 46,933   $ 13,392
Portfolio turnover rate .......................         18.48%           33.40%        21.57%       33.22%       54.65%     51.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period January 2, 2002 (effective date) to December 31, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Mutual Shares Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 94.6%
          COMMON STOCKS AND OTHER EQUITY INTERESTS 90.9%
          AEROSPACE & DEFENSE 0.1%
        a GenCorp Inc. ......................................................   United States       2,073,770      $     27,104,174
                                                                                                                   ----------------
          AIRLINES 0.5%
        a ACE Aviation Holdings Inc., A .....................................      Canada           2,376,693            59,947,388
      a,b ACE Aviation Holdings Inc., A, 144A ...............................      Canada             121,088             3,054,206
        a Northwest Airlines Corp. ..........................................   United States       2,464,813            54,718,849
        a Northwest Airlines Corp., Contingent Distribution .................   United States     111,348,000            11,969,910
                                                                                                                   ----------------
                                                                                                                        129,690,353
                                                                                                                   ----------------
          ASSET MANAGEMENT & CUSTODY BANKS 0.4%
          The Bank of New York Co. Inc. .....................................   United States       2,221,200            92,046,528
                                                                                                                   ----------------

          AUTOMOBILES 1.8%
          DaimlerChrysler AG ................................................      Germany            583,900            53,934,577
          General Motors Corp. ..............................................   United States       8,791,330           332,312,274
a,c,d,e,f International Automotive Components Group Brazil LLC ..............      Brazil           6,069,096            44,304,401
a,c,d,e,f International Automotive Components Group Japan LLC ...............      Japan            1,104,272             8,966,522
a,c,d,e,f International Automotive Components Group LLC .....................    Luxembourg        25,796,752            25,796,752
a,c,d,e,f International Automotive Components Group NA LLC ..................   United States       9,502,067             9,502,067
                                                                                                                   ----------------
                                                                                                                        474,816,593
                                                                                                                   ----------------
          BEVERAGES 1.8%
          Brown-Forman Corp., A .............................................   United States         125,460             9,518,650
          Brown-Forman Corp., B .............................................   United States         606,036            44,289,111
          Coca-Cola Enterprises Inc. ........................................   United States       8,021,543           192,517,032
          Pernod Ricard SA ..................................................      France           1,031,416           228,860,811
                                                                                                                   ----------------
                                                                                                                        475,185,604
                                                                                                                   ----------------
          BUILDING PRODUCTS 0.5%
        a Armstrong World Industries Inc. ...................................   United States         401,008            20,110,551
      a,g Armstrong World Industries Inc., Contingent Distribution ..........   United States      45,410,075               658,446
        a Owens Corning Inc. ................................................   United States       2,298,831            77,309,687
      a,c Owens Corning Inc. (restricted) ...................................   United States       1,021,874            32,647,341
                                                                                                                   ----------------
                                                                                                                        130,726,025
                                                                                                                   ----------------
          CAPITAL MARKETS 1.1%
          Investors Financial Services Corp. ................................   United States       1,264,800            78,000,216
          Legg Mason Inc. ...................................................   United States         933,591            91,846,683
          The Bear Stearns Cos. Inc. ........................................   United States         754,174           105,584,360
                                                                                                                   ----------------
                                                                                                                        275,431,259
                                                                                                                   ----------------
          CHEMICALS 0.8%
      a,g Dow Corning Corp., Contingent Distribution ........................   United States     621,830,547            13,952,033
          Koninklijke DSM NV ................................................    Netherlands        1,088,980            53,868,320
          Linde AG ..........................................................      Germany          1,240,940           149,424,056
                                                                                                                   ----------------
                                                                                                                        217,244,409
                                                                                                                   ----------------
          COMMERCIAL BANKS 8.4%
          ABN Amro Holding NV ...............................................    Netherlands        1,598,460            73,662,260
        h Banca Popolare di Verona e Novara SCRL ............................       Italy           2,570,555            74,241,624


22 | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL BANKS (CONTINUED)
        a Banca Popolare Italiana SCRL ......................................       Italy           3,529,884      $     54,557,277
          BNP Paribas SA ....................................................      France             860,192           102,867,280
      a,d Centennial Bank Holdings Inc. .....................................   United States       5,208,467            44,115,716
          Danske Bank AS ....................................................      Denmark          5,051,544           207,625,385
  a,c,d,e Elephant Capital Holdings Ltd. ....................................       Japan              26,671            32,651,766
          Intesa Sanpaolo SpA ...............................................       Italy          20,444,175           153,010,371
        a Investors Bancorp Inc. ............................................   United States           1,796                24,120
          Mitsubishi UFJ Financial Group Inc. ...............................       Japan              10,701           118,171,085
    a,c,e NCB Warrant Holdings Ltd., A ......................................       Japan             124,040            13,680,372
          Societe Generale, A ...............................................       France            943,712           175,656,032
          Sumitomo Mitsui Financial Group Inc. ..............................       Japan              12,856           120,047,095
          Svenska Handelsbanken AB, A .......................................      Sweden           4,189,724           117,900,488
          Swedbank AB, A ....................................................      Sweden           2,921,646           106,347,282
          U.S. Bancorp ......................................................   United States      15,963,570           525,999,632
          UnionBanCal Corp. .................................................   United States       1,002,800            59,867,160
          Wachovia Corp. ....................................................   United States       4,031,885           206,634,106
                                                                                                                   ----------------
                                                                                                                      2,187,059,051
                                                                                                                   ----------------
          COMMERCIAL SERVICES & SUPPLIES 0.0% i
        a Comdisco Holding Co. Inc. .........................................   United States           1,098                13,780
      a,g Comdisco Holding Co. Inc., Contingent Distribution ................   United States      95,431,240                    --
                                                                                                                   ----------------
                                                                                                                             13,780
                                                                                                                   ----------------
          COMMUNICATIONS EQUIPMENT 1.1%
          Motorola Inc. .....................................................   United States      16,231,100           287,290,470
                                                                                                                   ----------------
          COMPUTERS & PERIPHERALS 2.0%
  a,c,d,e DecisionOne Corp. .................................................   United States       1,879,100             1,339,798
        a Dell Inc. .........................................................   United States       9,965,310           284,509,600
          International Business Machines Corp. .............................   United States       1,014,802           106,807,911
        a Lexmark International Inc., A .....................................   United States       2,487,110           122,639,394
                                                                                                                   ----------------
                                                                                                                        515,296,703
                                                                                                                   ----------------
          CONSTRUCTION MATERIALS 0.2%
          Rinker Group Ltd. .................................................     Australia         3,498,953            55,890,505
                                                                                                                   ----------------
          CONSUMER FINANCE 1.4%
    a,c,e Cerberus FIM Investors Auto Finance LLC ...........................   United States      11,573,733            11,648,384
    a,c,e Cerberus FIM Investors Commercial Finance LLC .....................   United States       1,478,887             1,488,426
    a,c,e Cerberus FIM Investors Commercial Mortgage LLC ....................   United States       2,530,476             2,546,797
    a,c,e Cerberus FIM Investors Insurance LLC ..............................   United States      12,055,348            12,133,105
    a,c,e Cerberus FIM Investors Rescap LLC .................................   United States      25,569,306            25,734,228
          SLM Corp. .........................................................   United States       3,873,740           223,049,949
          Takefuji Corp. ....................................................       Japan           2,775,308            93,295,239
                                                                                                                   ----------------
                                                                                                                        369,896,128
                                                                                                                   ----------------
          CONTAINERS & PACKAGING 0.9%
          Temple-Inland Inc. ................................................   United States       3,700,000           227,661,000
                                                                                                                   ----------------


                                                          Semiannual Report | 23

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED CONSUMER SERVICES 0.2%
          H&R Block Inc. ....................................................   United States       1,650,138      $     38,563,725
                                                                                                                   ----------------
          DIVERSIFIED FINANCIAL SERVICES 2.3%
          Citigroup Inc. ....................................................   United States       5,059,220           259,487,394
          Fortis ............................................................      Belgium          7,840,140           334,559,939
      a,g Marconi Corp., Contingent Distribution ............................  United Kingdom      77,737,439                    --
                                                                                                                   ----------------
                                                                                                                        594,047,333
                                                                                                                   ----------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 2.1%
a,c,d,e,f AboveNet Inc. .....................................................   United States         763,805            30,269,592
a,d,e,f,g AboveNet Inc., Contingent Distribution ............................   United States     106,869,000                    --
  a,c,d,f AboveNet Inc., options to purchase (shares), exercise price
             $20.95, expiration date 9/09/13 ................................   United States           1,065                29,660
a,c,d,e,f AboveNet Inc., wts., 9/08/08 ......................................   United States          25,659               851,879
a,c,d,e,f AboveNet Inc., wts., 9/08/10 ......................................   United States          30,186               905,580
          Belgacom ..........................................................      Belgium            495,996            22,051,579
          Chunghwa Telecom Co. Ltd. .........................................       Taiwan          1,870,000             3,581,215
          Chunghwa Telecom Co. Ltd., ADR ....................................       Taiwan          2,565,513            48,385,575
          Embarq Corp. ......................................................   United States       1,513,102            95,885,274
    a,e,g Global Crossing Holdings Ltd., Contingent Distribution ............   United States     105,649,309                    --
          Koninklijke (Royal) KPN NV ........................................    Netherlands        3,202,416            53,396,723
          Telefonica SA .....................................................       Spain           1,193,900            26,725,732
          Verizon Communications Inc. .......................................   United States       6,458,518           265,897,186
                                                                                                                   ----------------
                                                                                                                        547,979,995
                                                                                                                   ----------------
          ELECTRIC UTILITIES 1.1%
          E.ON AG ...........................................................      Germany          1,652,032           276,329,935
                                                                                                                   ----------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
          Tyco Electronics Ltd. .............................................   United States         746,000            29,138,760
                                                                                                                   ----------------
          ENERGY EQUIPMENT & SERVICES 1.0%
        a Seadrill Ltd. .....................................................      Bermuda          5,877,230           126,778,240
        a Transocean Inc. ...................................................   United States       1,170,750           124,076,085
                                                                                                                   ----------------
                                                                                                                        250,854,325
                                                                                                                   ----------------
          FOOD & STAPLES RETAILING 2.9%
          Carrefour SA ......................................................       France          2,710,739           191,286,745
          CVS/Caremark Corp. ................................................   United States       6,785,286           247,323,675
          Kroger Co. ........................................................   United States       4,644,523           130,650,432
          Wal-Mart Stores Inc. ..............................................   United States       3,792,760           182,469,684
                                                                                                                   ----------------
                                                                                                                        751,730,536
                                                                                                                   ----------------
          FOOD PRODUCTS 2.9%
          Cadbury Schweppes PLC .............................................  United Kingdom      20,153,076           275,226,114
          General Mills Inc. ................................................   United States       1,037,600            60,616,592
          Groupe Danone .....................................................       France          1,342,702           109,069,111
          Kraft Foods Inc., A ...............................................   United States       1,820,284            64,165,011
          Nestle SA .........................................................    Switzerland          653,170           249,152,556
                                                                                                                   ----------------
                                                                                                                        758,229,384
                                                                                                                   ----------------


24 | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          HEALTH CARE EQUIPMENT & SUPPLIES 0.6%
        a Boston Scientific Corp. ...........................................   United States       2,380,725      $     36,520,322
        j Covidien Ltd. .....................................................   United States         563,820            24,300,642
          Hillenbrand Industries Inc. .......................................   United States       1,462,406            95,056,390
                                                                                                                   ----------------
                                                                                                                        155,877,354
                                                                                                                   ----------------
          HEALTH CARE PROVIDERS & SERVICES 2.4%
        a Community Health Systems Inc. .....................................   United States       1,872,500            75,742,625
a,c,d,e,f Kindred Healthcare Inc. ...........................................   United States       2,860,528            83,481,649
a,c,d,e,f Kindred Healthcare Inc., options to purchase (shares):
             exercise price $23.75, expiration date 7/17/11 .................   United States           7,640                41,516
             exercise price $26.00, expiration date 1/01/12 .................   United States           2,292                 7,298
             exercise price $9.07, expiration date 1/01/13 ..................   United States           2,282                45,889
             exercise price $25.99, expiration date 1/01/14 .................   United States           1,704                 5,442
             exercise price $27.90, expiration date 1/10/15 .................   United States             946                 1,215
             exercise price $28.89, expiration date 1/10/16 .................   United States             473                   139
          MDS Inc. ..........................................................       Canada          2,178,151            44,385,272
          Quest Diagnostics Inc. ............................................   United States       2,635,400           136,118,410
        a Tenet Healthcare Corp. ............................................   United States      24,888,875           162,026,576
        a Triad Hospitals Inc. ..............................................   United States       2,298,600           123,572,736
                                                                                                                   ----------------
                                                                                                                        625,428,767
                                                                                                                   ----------------
          HOTELS, RESTAURANTS & LEISURE 0.4%
        a Trump Entertainment Resorts Inc. ..................................   United States       1,823,378            22,938,095
        a Wyndham Worldwide Corp. ...........................................   United States       1,845,958            66,934,437
                                                                                                                   ----------------
                                                                                                                         89,872,532
                                                                                                                   ----------------
          HOUSEHOLD DURABLES 0.6%
          Beazer Homes USA Inc. .............................................   United States       2,147,880            52,988,200
          Koninklijke Philips Electronics NV ................................    Netherlands        2,305,384            98,470,562
                                                                                                                   ----------------
                                                                                                                        151,458,762
                                                                                                                   ----------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.7%
          Constellation Energy Group ........................................   United States       3,333,700           290,598,629
          TXU Corp. .........................................................   United States       2,387,170           160,656,541
                                                                                                                   ----------------
                                                                                                                        451,255,170
                                                                                                                   ----------------
          INDUSTRIAL CONGLOMERATES 5.5%
          Keppel Corp. Ltd. .................................................     Singapore        16,278,934           132,871,902
        f Orkla ASA .........................................................      Norway          30,700,893           582,885,528
          Siemens AG ........................................................      Germany          2,072,525           297,465,496
          Tyco International Ltd. ...........................................   United States      12,614,130           426,231,453
                                                                                                                   ----------------
                                                                                                                      1,439,454,379
                                                                                                                   ----------------
          INSURANCE 8.5%
        a Alleghany Corp. ...................................................   United States         348,651           141,726,631
          Allianz SE ........................................................      Germany            592,710           138,455,175
          American International Group Inc. .................................   United States       2,237,380           156,683,721
        a Berkshire Hathaway Inc., A ........................................   United States           1,590           174,065,250
        a Berkshire Hathaway Inc., B ........................................   United States         149,920           540,461,600


                                                          Semiannual Report | 25

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INSURANCE (CONTINUED)
        a Conseco Inc. ......................................................   United States       4,553,790      $     95,128,673
          Hartford Financial Services Group Inc. ............................   United States         649,800            64,011,798
          Nationwide Financial Services Inc., A .............................   United States       1,513,450            95,680,309
          Old Republic International Corp. ..................................   United States       6,101,302           129,713,681
    a,c,e Olympus Re Holdings Ltd. ..........................................   United States         202,380               257,023
          Prudential Financial Inc. .........................................   United States         948,700            92,242,101
          The Travelers Cos. Inc. ...........................................   United States       1,385,982            74,150,037
        d White Mountains Insurance Group Ltd. ..............................   United States         729,457           442,065,531
          Zurich Financial Services AG ......................................    Switzerland          220,130            68,337,333
                                                                                                                   ----------------
                                                                                                                      2,212,978,863
                                                                                                                   ----------------
          IT SERVICES 0.8%
        a Alliance Data Systems Corp. .......................................   United States       1,169,500            90,378,960
          First Data Corp. ..................................................   United States       3,925,980           128,261,767
                                                                                                                   ----------------
                                                                                                                        218,640,727
                                                                                                                   ----------------
          LEISURE EQUIPMENT & PRODUCTS 0.5%
          Mattel Inc. .......................................................   United States       5,463,640           138,175,456
                                                                                                                   ----------------
          MACHINERY 0.2%
        d Federal Signal Corp. ..............................................   United States       3,360,800            53,302,288
    a,c,e Motor Coach Industries International Inc., wts., 5/27/09 ..........   United States              12                    --
                                                                                                                   ----------------
                                                                                                                         53,302,288
                                                                                                                   ----------------
          MARINE 0.7%
          A P Moller - Maersk AS ............................................      Denmark             15,130           182,982,032
                                                                                                                   ----------------
          MEDIA 7.5%
      a,g Adelphia Communications Corp., Contingent Distribution ............   United States     102,179,000            32,349,705
        a Adelphia Recovery Trust ...........................................   United States      99,967,609             9,746,842
      a,g Adelphia Recovery Trust Arahova Contingent Value Vehicle,
             Contingent Distribution ........................................   United States      12,005,115             6,482,762
        a Cablevision Systems Corp., A ......................................   United States       2,617,495            94,727,144
      a,g Century Communications Corp., Contingent Distribution .............   United States      33,138,000                    --
          Clear Channel Communications Inc. .................................   United States       2,462,980            93,149,904
        a Comcast Corp., A ..................................................   United States       7,086,490           198,138,260
          Dow Jones & Co. Inc. ..............................................   United States       2,273,360           130,604,532
        a EchoStar Communications Corp., A ..................................   United States         416,430            18,060,569
        a Liberty Media Holding Corp.-Capital, A ............................   United States       1,271,417           149,620,353
          News Corp., A .....................................................   United States      15,150,522           321,342,572
          Sun-Times Media Group Inc., A .....................................   United States       1,929,706            10,130,956
        a Time Warner Cable Inc., A .........................................   United States       2,109,298            82,621,203
          Time Warner Inc. ..................................................   United States      15,148,228           318,718,717
      a,d TVMAX Holdings Inc. ...............................................   United States         257,217                    --
        a Viacom Inc., B ....................................................   United States       4,648,071           193,499,196
          Virgin Media Inc. .................................................  United Kingdom       9,133,425           222,581,567
          WPP Group PLC .....................................................  United Kingdom       5,058,900            76,047,910
                                                                                                                   ----------------
                                                                                                                      1,957,822,192
                                                                                                                   ----------------


26 | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                  COUNTRY           CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          METALS & MINING 1.9%
          Alcan Inc. ........................................................      Canada             945,370      $     76,858,581
          Alcoa Inc. ........................................................   United States         980,370            39,734,396
          Anglo American PLC ................................................   South Africa        2,369,114           140,123,392
          Arcelor Mittal ....................................................   Netherlands         3,408,967           214,767,534
  c,d,e,f Esmark Inc. .......................................................   United States          16,598            13,269,935
                                                                                                                   ----------------
                                                                                                                        484,753,838
                                                                                                                   ----------------
          MULTI-UTILITIES 1.4%
          KeySpan Corp. .....................................................   United States       2,811,800           118,039,364
          NorthWestern Corp. ................................................   United States         716,460            22,790,592
      a,g NorthWestern Corp., Contingent Distribution .......................   United States      21,699,220             2,128,095
        a NorthWestern Corp., wts., 11/01/07 ................................   United States          39,226               367,548
          RWE AG ............................................................      Germany          1,171,682           124,497,572
          Suez SA ...........................................................      France           1,801,668           103,606,653
                                                                                                                   ----------------
                                                                                                                        371,429,824
                                                                                                                   ----------------
          MULTILINE RETAIL 0.4%
          Dollar General Corp. ..............................................   United States       4,581,840           100,433,933
                                                                                                                   ----------------
          OIL, GAS & CONSUMABLE FUELS 2.0%
  a,c,d,e Anchor Resources LLC ..............................................   United States         123,013                    --
      a,e Apco Oil Corp. ....................................................   United States           9,200                    --
          BP PLC ............................................................  United Kingdom      10,535,110           127,583,869
          BP PLC, ADR .......................................................  United Kingdom          46,400             3,347,296
          Pogo Producing Co. ................................................   United States         637,397            32,373,394
          Royal Dutch Shell PLC, A ..........................................  United Kingdom       5,899,493           241,048,232
          Total SA, B .......................................................      France           1,523,752           124,270,934
                                                                                                                   ----------------
                                                                                                                        528,623,725
                                                                                                                   ----------------
          PAPER & FOREST PRODUCTS 3.8%
        a Domtar Corp. ......................................................   United States       8,093,920            90,328,147
          International Paper Co. ...........................................   United States       9,480,806           370,225,474
          MeadWestvaco Corp. ................................................   United States       1,583,333            55,923,322
          Weyerhaeuser Co. ..................................................   United States       6,165,330           486,629,497
                                                                                                                   ----------------
                                                                                                                      1,003,106,440
                                                                                                                   ----------------
          PHARMACEUTICALS 2.4%
          Bristol-Myers Squibb Co. ..........................................   United States       3,834,520           121,017,451
          Pfizer Inc. .......................................................   United States      11,568,920           295,817,284
          Sanofi-Aventis ....................................................      France           1,930,337           157,012,329
          Valeant Pharmaceuticals International .............................   United States       3,520,835            58,762,736
                                                                                                                   ----------------
                                                                                                                        632,609,800
                                                                                                                   ----------------
          REAL ESTATE 1.5%
      a,d Alexander's Inc. ..................................................   United States         326,675           132,058,369
        e Canary Wharf Group PLC ............................................  United Kingdom      14,262,931           118,017,220
          Link REIT .........................................................    Hong Kong         17,828,204            39,445,451


                                                          Semiannual Report | 27

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          REAL ESTATE (CONTINUED)
          Potlatch Corp. ....................................................   United States         324,599      $     13,973,987
          The St. Joe Co. ...................................................   United States       1,052,935            48,793,008
          Ventas Inc. .......................................................   United States       1,072,765            38,887,731
                                                                                                                   ----------------
                                                                                                                        391,175,766
                                                                                                                   ----------------
          ROAD & RAIL 1.4%
    c,d,e Florida East Coast Industries Inc. ................................   United States       4,423,071           351,498,400
                                                                                                                   ----------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
        a LSI Corp. .........................................................   United States      20,213,354           151,802,289
                                                                                                                   ----------------
          SOFTWARE 1.2%
          Microsoft Corp. ...................................................   United States      10,837,929           319,393,768
                                                                                                                   ----------------
          SPECIALTY RETAIL 1.3%
          The Home Depot Inc. ...............................................   United States       8,465,150           333,103,653
                                                                                                                   ----------------
          TEXTILES, APPAREL & LUXURY GOODS 0.1%
          Christian Dior SA .................................................      France             164,222            21,385,669
                                                                                                                   ----------------
          THRIFTS & MORTGAGE FINANCE 1.7%
          Hudson City Bancorp Inc. ..........................................   United States      12,931,569           158,023,773
          Sovereign Bancorp Inc. ............................................   United States       4,439,214            93,844,984
          Washington Mutual Inc. ............................................   United States       4,666,130           198,963,783
                                                                                                                   ----------------
                                                                                                                        450,832,540
                                                                                                                   ----------------
          TOBACCO 7.9%
          Altadis SA ........................................................      Spain            6,371,217           424,241,986
          Altria Group Inc. .................................................   United States       4,207,700           295,128,078
          British American Tobacco PLC ......................................  United Kingdom      12,181,486           415,410,375
          British American Tobacco PLC, ADR .................................  United Kingdom          70,550             4,877,827
          Imperial Tobacco Group PLC ........................................  United Kingdom       6,933,289           321,237,531
          Japan Tobacco Inc. ................................................      Japan               30,953           152,810,881
          KT&G Corp. ........................................................   South Korea         2,102,036           147,886,503
          Reynolds American Inc. ............................................   United States       4,297,230           280,179,396
                                                                                                                   ----------------
                                                                                                                      2,041,772,577
                                                                                                                   ----------------
          TRANSPORTATION INFRASTRUCTURE 0.0% i
        a Groupe Eurotunnel SA, wts., 12/30/11 ..............................      France           2,855,237             1,081,998
                                                                                                                   ----------------
          WIRELESS TELECOMMUNICATION SERVICES 0.3%
          Alltel Corp. ......................................................   United States       1,145,855            77,402,505
                                                                                                                   ----------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $17,297,175,032) ...... ..................................                                        23,649,881,822
                                                                                                                   ----------------
          PREFERRED STOCKS 0.2%
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% i
        c PTV Inc., 10.00%, pfd., A .........................................  United Kingdom         199,566             1,057,700
                                                                                                                   ----------------
          METALS & MINING 0.2%
  c,d,e,f Esmark Inc., 8.00%, cvt., pfd., A .................................   United States          61,740            57,969,483
                                                                                                                   ----------------
          TOTAL PREFERRED STOCKS (COST $62,338,639) .........................                                            59,027,183
                                                                                                                   ----------------


28 | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY          CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          OPTIONS PURCHASED 0.4%
          CALL OPTIONS 0.01%
        a Meadwestvaco Corp., exercise price $0.00, expiration date
             10/05/07, shares ...............................................   United States         582,100      $     20,559,772
                                                                                                                   ----------------
      a,c Owens Corning Inc., exercise price $37.50, expiration date
             1/02/08, shares ................................................   United States         911,589             1,139,486
                                                                                                                   ----------------
          PUT OPTIONS 0.3%
        a Dow Jones EUROSTOXX 50, exercise price $4,088.73,
             expiration date 6/20/08, contracts .............................   United States         198,986            30,564,250
        a S&P 500 Index, exercise price $1,375.00, expiration date
             6/21/08, contracts .............................................   United States          11,134            42,253,530
                                                                                                                   ----------------
                                                                                                                         72,817,780
                                                                                                                   ----------------
          TOTAL OPTIONS PURCHASED (COST $80,842,977) ........................                                            94,517,038
                                                                                                                   ----------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT q
                                                                                                ------------------
          CORPORATE BONDS & NOTES 2.1%
        b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35 .............       Canada          5,190,000 CAD         5,324,514
      c,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .........   United States      34,533,170            34,755,909
      c,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
             11/22/13 .......................................................   United States       4,436,661             4,465,277
      c,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
             11/22/13 .......................................................   United States       7,591,429             7,640,394
      c,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ............   United States      36,166,045            36,399,316
      c,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...............   United States      76,707,917            77,202,683
    c,d,e DecisionOne Corp., 12.00%, 4/15/10 ................................   United States       2,276,548             2,276,548
          Groupe Eurotunnel SA, cvt.,
             3.00%, 7/28/08 .................................................       France             43,989 GBP           203,194
             3.00%, 7/28/08 .................................................       France             53,400 EUR           166,225
             3.00%, 6/28/09 .................................................       France             53,400 GBP           160,804
             3.00%, 6/28/09 .................................................       France             43,989 GBP           196,568
             3.00%, 7/28/10 .................................................       France         11,239,769 GBP        49,097,122
             3.00%, 7/28/10 .................................................       France         18,944,500 EUR        55,765,880
             6.00%, 7/28/10 .................................................       France         28,063,345 GBP        75,805,568
             6.00%, 7/28/10 .................................................       France         45,720,800 EUR        83,226,619
    c,e,f International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ........................................................   United States       5,851,000             5,851,000
    c,e,j Motor Coach Industries International Inc., FRN, 18.36%,
             12/01/08 .......................................................   United States      63,635,610            65,544,678
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..................   United States      36,590,212            36,498,737
      d,e TVMAX Holdings Inc., PIK,
             11.50%, 9/30/07 ................................................   United States         505,490               353,843
             14.00%, 9/30/07 ................................................   United States       1,486,759             1,040,731


                                                          Semiannual Report | 29

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               PRINCIPAL AMOUNT q/
                                                                                   COUNTRY            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS & NOTES (CONTINUED)
      c,e Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 ..................   United States       7,906,000      $      7,906,000
                                                                                                                   ----------------
          TOTAL CORPORATE BONDS & NOTES (COST $534,502,837) .................                                           549,881,610
                                                                                                                   ----------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
      k.l Collins & Aikman Products Co.,
             Revolver, FRN, 11.50%, 8/31/09 .................................   United States       1,139,966               404,688
             Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 .....................   United States       2,711,000               962,405
        l Dana Corp.,
             6.50%, 3/01/09 .................................................   United States       7,931,000             8,287,895
             5.85%, 1/15/15 .................................................   United States      29,532,000            28,498,380
             7.00%, 3/01/29 .................................................   United States       6,376,000             6,487,580
             senior note, 7.00%, 3/15/28 ....................................   United States       1,638,000             1,646,190
      e,l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ...........   United States          85,000                   425
                                                                                                                   ----------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $35,206,991) .............................................                                            46,287,563
                                                                                                                   ----------------
          COMPANIES IN LIQUIDATION 0.0% i
        e Peregrine Investments Holdings Ltd.,
             6.70%, 1/15/98 .................................................     Hong Kong        95,000,000 JPY             5,785
             6.70%, 6/30/00 .................................................     Hong Kong       250,000,000 JPY            15,225
             zero cpn., 1/22/98 .............................................     Hong Kong           500,000                 3,750
        e PIV Investment Finance (Cayman) Ltd. ..............................     Hong Kong        22,710,000               454,200
                                                                                                                   ----------------
          TOTAL COMPANIES IN LIQUIDATION (COST $--) .........................                                               478,960
                                                                                                                   ----------------
          GOVERNMENT AGENCIES (COST $213,200,000) 0.8%
      m.n FHLB, 2.51% - 5.28%, 7/02/07 - 3/05/08 ............................   United States     213,200,000           213,047,550
                                                                                                                   ----------------
          TOTAL LONG TERM INVESTMENTS
             (COST $18,223,266,476) .........................................                                        24,613,121,726
                                                                                                                   ----------------
          SHORT TERM INVESTMENTS 4.2%
        o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.2%
          MONEY MARKET FUND (COST $40,827,038) 0.2%
        r Bank of New York Institutional Cash Reserve Fund, 5.308% ..........   United States      40,827,038            40,827,038
                                                                                                                   ----------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 4.0%
      m,n FHLB, 7/02/07 - 1/11/08 ...........................................   United States     962,924,000           955,555,891
        m U.S. Treasury Bill, 11/01/07 ......................................   United States     100,000,000            98,414,000
                                                                                                                   ----------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $1,053,693,625) ..........................................                                         1,053,969,891
                                                                                                                   ----------------
          TOTAL SHORT TERM INVESTMENTS
             (COST $1,094,520,663) ..........................................                                         1,094,796,929
                                                                                                                   ----------------
          TOTAL INVESTMENTS (COST $19,317,787,139) 98.8% ....................                                        25,707,918,655
          SECURITIES SOLD SHORT (0.7)% ......................................                                          (189,686,029)
          NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.1)% ..........                                           (30,173,218)
          OTHER ASSETS, LESS LIABILITIES 2.0% ...............................                                           533,523,346
                                                                                                                   ----------------
          NET ASSETS 100.0% .................................................                                      $ 26,021,582,754
                                                                                                                   ================


30 | Semiannual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY           SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
        p SECURITIES SOLD SHORT 0.7%
          ASSET MANAGEMENT & CUSTODY BANKS 0.3%
          Mellon Financial Corp. ............................................   United States       2,095,479      $     92,201,077
                                                                                                                   ----------------
          CAPITAL MARKETS 0.3%
          State Street Corp. ................................................   United States       1,147,806            78,509,930
                                                                                                                   ----------------
          TEXTILES, APPAREL & LUXURY GOODS 0.1%
          LVMH Moet Hennessy Louis Vuitton ..................................       France            163,903            18,975,022
                                                                                                                   ----------------
          TOTAL SECURITIES SOLD SHORT
             (PROCEEDS $183,452,631) ........................................                                      $    189,686,029
                                                                                                                   ================

CURRENCY ABBREVIATIONS

CAD -  Canadian Dollar
EUR -  Euro
GBP -  British Pound
JPY -  Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS

ADR -  American Depository Receipt
FHLB - Federal Home Loan Bank
FRN -  Floating Rate Note
PIK -  Payment-In-Kind
REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $8,378,720 representing 0.03% of net assets.

c See Note 10 regarding restricted securities.

d See Note 11 regarding holdings of 5% voting securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007 the aggregate value of these securities was $1,090,330,642, representing 4.19% of net assets.

f See Note 12 regarding other considerations.

g Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

h A portion or all of the security is on loan as of June 30, 2007. See Note
1(h).

i Rounds to less than 0.1% of net assets.

j See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

k The coupon rate shown represents the rate at period end.

l See Note 9 regarding defaulted securities.

m The security is traded on a discount basis with no stated coupon rate.

n See Note 1(g) regarding securities segregated with broker for securities sold short.

o See Note 1(h) regarding securities on loan.

p See Note 1(g) regarding securities sold short.

q The principal amount is stated in U.S. dollars unless otherwise indicated.

r The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................................................   $ 18,709,383,304
      Cost - Non-controlled affiliated issuers (Note 11) .......................................................        567,576,797
      Cost - Money Market Fund .................................................................................         40,827,038
                                                                                                                   ================
      Total cost of investments ................................................................................   $ 19,317,787,139
                                                                                                                   ================
      Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in
         the amount of $49,570,560 and securities loaned in the amount of $39,562,618) .........................     24,330,939,608
      Value - Non-controlled affiliated issuers (Note 11) ......................................................      1,336,152,009
      Value - Money Market Fund ................................................................................         40,827,038
                                                                                                                   ----------------
      Total value of investments ...............................................................................     25,707,918,655
   Cash ........................................................................................................          1,284,437
   Cash on deposit with brokers for securities sold short ......................................................        275,574,118
   Cash on deposit held in escrow ..............................................................................          5,265,900
   Foreign currency, at value (cost $154,939,997) ..............................................................        154,866,941
   Receivables:
      Investment securities sold ...............................................................................        255,925,111
      Capital shares sold ......................................................................................         58,826,837
      Dividends and interest ...................................................................................         43,102,405
   Unrealized gain on forward exchange contracts (Note 7) ......................................................         19,368,394
   Other assets ................................................................................................         30,486,481
                                                                                                                   ----------------
         Total assets ..........................................................................................     26,552,619,279
                                                                                                                   ----------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................................................        204,490,146
      Capital shares redeemed ..................................................................................         16,723,213
      Affiliates ...............................................................................................         27,568,744
   Securities sold short, at value (proceeds $183,452,631) .....................................................        189,686,029
   Payable upon return of securities loaned ....................................................................         40,827,038
   Unrealized loss on forward exchange contracts (Note 7) ......................................................         49,541,612
   Accrued expenses and other liabilities ......................................................................          2,199,743
                                                                                                                   ----------------
         Total liabilities .....................................................................................        531,036,525
                                                                                                                   ----------------
            Net assets, at value ...............................................................................   $ 26,021,582,754
                                                                                                                   ================
Net assets consist of:
   Paid-in capital .............................................................................................   $ 18,750,460,740
   Undistributed net investment income .........................................................................        279,287,956
   Net unrealized appreciation (depreciation) ..................................................................      6,354,765,513
   Accumulated net realized gain (loss) ........................................................................        637,068,545
                                                                                                                   ----------------
            Net assets, at value ...............................................................................   $ 26,021,582,754
                                                                                                                   ================


32 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS Z:
   Net assets, at value ........................................................................................   $ 13,685,254,324
                                                                                                                   ================
   Shares outstanding ..........................................................................................        480,103,993
                                                                                                                   ================
   Net asset value and maximum offering price per share a ......................................................   $          28.50
                                                                                                                   ================
CLASS A:
   Net assets, at value ........................................................................................   $  8,608,602,227
                                                                                                                   ================
   Shares outstanding ..........................................................................................        304,537,647
                                                                                                                   ================
   Net asset value per share a .................................................................................   $          28.27
                                                                                                                   ================
   Maximum offering price per share (net asset value per share / 94.25%) .......................................   $          29.99
                                                                                                                   ================
CLASS B:
   Net assets, at value ........................................................................................   $    674,022,856
                                                                                                                   ================
   Shares outstanding ..........................................................................................         24,431,521
                                                                                                                   ================
   Net asset value and maximum offering price per share a ......................................................   $          27.59
                                                                                                                   ================
CLASS C:
   Net assets, at value ........................................................................................   $  2,781,427,116
                                                                                                                   ================
   Shares outstanding ..........................................................................................         99,729,672
                                                                                                                   ================
   Net asset value and maximum offering price per share a ......................................................   $          27.89
                                                                                                                   ================
CLASS R:
   Net assets, at value ........................................................................................   $    272,276,231
                                                                                                                   ================
   Shares outstanding ..........................................................................................          9,687,718
                                                                                                                   ================
   Net asset value and maximum offering price per share a ......................................................   $          28.11
                                                                                                                   ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the period ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $21,743,289)
      Unaffiliated issuers .....................................................................................   $    319,199,124
      Non-controlled affiliated issuers (Note 11) ..............................................................          6,655,650
   Interest income:
      Unaffiliated issuers .....................................................................................         73,764,666
      Non-controlled affiliated issuers (Note 11) ..............................................................            259,505
   Income from securities loaned - net .........................................................................          3,562,618
   Other income ................................................................................................         33,489,621
                                                                                                                   ----------------
            Total investment income ............................................................................        436,931,184
                                                                                                                   ----------------
Expenses:
   Management fees (Note 3a) ...................................................................................         65,403,615
   Administrative fees (Note 3b) ...............................................................................          8,985,024
   Distribution fees (Note 3c)
      Class A ..................................................................................................         12,900,173
      Class B ..................................................................................................          3,308,933
      Class C ..................................................................................................         12,831,262
      Class R ..................................................................................................            573,026
   Transfer agent fees (Note 3e) ...............................................................................         10,914,272
   Custodian fees (Note 4) .....................................................................................          1,111,332
   Reports to shareholders .....................................................................................            422,564
   Registration and filing fees ................................................................................            338,307
   Professional fees ...........................................................................................          1,676,922
   Directors' fees and expenses ................................................................................            189,755
   Dividends on securities sold short ..........................................................................          1,102,235
   Other .......................................................................................................            181,741
                                                                                                                   ----------------
            Total expenses .....................................................................................        119,939,161
            Expense reductions (Note 4) ........................................................................            (19,377)
                                                                                                                   ----------------
               Net expenses ....................................................................................        119,919,784
                                                                                                                   ----------------
                  Net investment income ........................................................................        317,011,400
                                                                                                                   -----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ..................................................................................        694,785,748
         Non-controlled affiliated issuers (Note 11) ...........................................................         39,992,510
      Written options ..........................................................................................            491,017
      Foreign currency transactions ............................................................................        (82,968,046)
      Securities sold short ....................................................................................        (42,463,801)
      Synthetic equity swaps ...................................................................................         11,019,668
                                                                                                                   ----------------
               Net realized gain (loss) ........................................................................        620,857,096
                                                                                                                   ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................................................      1,194,655,371
      Translation of assets and liabilities denominated in foreign currencies ..................................         16,040,215
                                                                                                                   ----------------
               Net change in unrealized appreciation (depreciation) ............................................      1,210,695,586
                                                                                                                   ----------------
Net realized and unrealized gain (loss) ........................................................................      1,831,552,682
                                                                                                                   ----------------
Net increase (decrease) in net assets resulting from operations ................................................   $  2,148,564,082
                                                                                                                   ================


34 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ------------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                                  JUNE 30, 2007        YEAR ENDED
                                                                                                   (UNAUDITED)     DECEMBER 31, 2006
                                                                                                ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................   $    317,011,400   $    250,771,297
      Net realized gain (loss) from investments, written options, securities sold short,
         and foreign currency transactions ..................................................        620,857,096      1,277,505,915
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes .......      1,210,695,586      1,560,870,117
                                                                                                ------------------------------------
            Net increase (decrease) in net assets resulting from operations .................      2,148,564,082      3,089,147,329
                                                                                                ------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ............................................................................        (21,218,415)      (213,013,305)
         Class A ............................................................................        (11,374,122)      (102,518,920)
         Class B ............................................................................           (530,799)        (6,728,719)
         Class C ............................................................................         (2,331,032)       (14,229,042)
         Class R ............................................................................           (331,943)        (2,664,653)
      Net realized gains:
         Class Z ............................................................................        (16,877,538)      (688,410,621)
         Class A ............................................................................        (10,645,731)      (398,575,406)
         Class B ............................................................................           (868,983)       (41,096,225)
         Class C ............................................................................         (3,506,918)      (145,013,204)
         Class R ............................................................................           (332,020)       (11,224,212)
                                                                                                ------------------------------------
   Total distributions to shareholders ......................................................        (68,017,501)    (1,623,474,307)
                                                                                                ------------------------------------
   Capital share transactions: (Note 2)
         Class Z ............................................................................        989,442,161      1,805,196,748
         Class A ............................................................................      1,179,140,114      2,143,360,560
         Class B ............................................................................        (41,745,362)        (4,818,299)
         Class C ............................................................................        175,767,607        379,010,165
         Class R ............................................................................         63,760,577         68,529,010
                                                                                                ------------------------------------
   Total capital share transactions .........................................................      2,366,365,097      4,391,278,184
                                                                                                ------------------------------------

   Redemption fees ..........................................................................             36,793             44,080
                                                                                                ------------------------------------
            Net increase (decrease) in net assets ...........................................      4,446,948,471      5,856,995,286
Net assets:
   Beginning of period ......................................................................     21,574,634,283     15,717,638,997
                                                                                                ------------------------------------
   End of period ............................................................................   $ 26,021,582,754   $ 21,574,634,283
                                                                                                ------------------------------------
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period ............................................................................   $    279,287,956   $     (1,937,133)
                                                                                                ------------------------------------


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund, Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Shares Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


36 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention if holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or


38 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SYNTHETIC EQUITY SWAPS (CONTINUED)

paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an


                                                          Semiannual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITIES LENDING (CONTINUED)

amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.


40 | Semiannual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 1.9 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                --------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                           JUNE 30, 2007                DECEMBER 31, 2006
                                                --------------------------------------------------------------
                                                   SHARES           AMOUNT          SHARES         AMOUNT
                                                --------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ..............................      44,619,365   $1,217,097,702    58,989,808   $1,512,255,054
   Shares issued in reinvestment of
      distributions .........................       1,228,932       35,284,129    32,352,206      830,332,879
   Shares redeemed ..........................      (9,651,436)    (262,939,670)  (21,118,207)    (537,391,185)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................      36,196,861   $  989,442,161    70,223,807   $1,805,196,748
                                                ==============================================================


                                                          Semiannual Report | 41

Mutual Shares Fund

2. CAPITAL STOCK (CONTINUED)

                                                --------------------------------------------------------------
                                                        SIX MONTHS ENDED                YEAR ENDED
                                                         JUNE 30, 2007               DECEMBER 31, 2006
                                                --------------------------------------------------------------
                                                   SHARES           AMOUNT         SHARES           AMOUNT
                                                --------------------------------------------------------------
CLASS A SHARES:
   Shares sold ..............................      61,650,622   $1,670,102,356    96,505,572   $2,449,217,770
   Shares issued in reinvestment of
      distributions .........................         718,337       20,438,301    18,089,962      461,565,811
   Shares redeemed ..........................     (18,878,618)    (511,400,543)  (30,363,019)    (767,423,021)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................      43,490,341   $1,179,140,114    84,232,515   $2,143,360,560
                                                ==============================================================
CLASS B SHARES:
   Shares sold ..............................         312,330   $    8,281,358       857,349   $   21,132,869
   Shares issued in reinvestment of
      distributions .........................          46,822        1,301,819     1,794,285       44,688,168
   Shares redeemed ..........................      (1,931,662)     (51,328,539)   (2,862,654)     (70,639,336)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................      (1,572,510)  $  (41,745,362)     (211,020)  $   (4,818,299)
                                                ==============================================================
CLASS C SHARES:
   Shares sold ..............................      12,115,783   $  324,030,176    19,735,859   $  494,085,976
   Shares issued in reinvestment of
      distributions .........................         187,242        5,261,953     5,691,658      144,004,696
   Shares redeemed ..........................      (5,735,527)    (153,524,522)  (10,380,456)    (259,080,507)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................       6,567,498   $  175,767,607    15,047,061   $  379,010,165
                                                ==============================================================
CLASS R SHARES:
   Shares sold ..............................       3,107,021   $   83,640,701     3,617,851   $   91,221,363
   Shares issued in reinvestment of
      distributions .........................          23,282          659,110       542,562       13,771,339
   Shares redeemed ..........................        (762,321)     (20,539,234)   (1,448,897)     (36,463,692)
                                                --------------------------------------------------------------
   Net increase (decrease) ..................       2,367,982   $   63,760,577     2,711,516   $   68,529,010
                                                ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent


42 | Semiannual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
     0.600%             Up to and including $5 billion
     0.570%             Over $5 billion, up to and including $10 billion
     0.550%             Over $10 billion, up to and including $15 billion
     0.530%             Over $15 billion, up to and including $20 billion
     0.510%             In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
     0.150%             Up to and including $200 million
     0.135%             Over $200 million, up to and including $700 million
     0.100%             Over $700 million, up to and including $1.2 billion
     0.075%             In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........................................   0.35%
Class B ...........................................   1.00%
Class C ...........................................   1.00%
Class R ...........................................   0.50%


                                                          Semiannual Report | 43

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
  unaffiliated brokers/dealers ....................   $ 6,720,575
Contingent deferred sales charges retained ........   $   433,799

E. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid $10,914,272, of which $5,401,089 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occuring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $206,647.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...............................   $19,351,254,372
                                                      ================

Unrealized appreciation  ..........................   $ 6,729,186,321
Unrealized depreciation  ..........................      (372,522,038)
                                                      ----------------
Net unrealized appreciation (depreciation) ........   $ 6,356,664,283
                                                      ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment companies, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.


44 | Semiannual Report

Mutual Shares Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2007, aggregated $7,106,375,811 and $4,090,348,727, respectively.

Transactions in options written during the period ended June 30, 2007, were as follows:

                                             -----------------------
                                             NUMBER OF    PREMIUMS
                                             CONTRACTS    RECEIVED
                                             -----------------------
Options outstanding at
   December 31, 2006 .....................       1,764   $  200,656
Options written ..........................       1,743      464,259
Options expired ..........................      (2,195)    (253,367)
Options exercised ........................          --           --
Options closed ...........................      (1,312)    (411,548)
                                             -----------------------
Options outstanding at June 30, 2007 .....          --   $       --
                                             =======================
7. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

----------------------------------------------------------------------------------------------------
                                             CONTRACT     SETTLEMENT     UNREALIZED     UNREALIZED
                                             AMOUNT a        DATE           GAIN           LOSS
----------------------------------------------------------------------------------------------------
 CONTRACTS TO BUY
      606,280,505   Swedish Krona .......    88,296,724     8/15/07     $    536,771   $         --

CONTRACTS TO SELL
       30,798,022   Swiss Franc .........    25,564,889     7/09/07          335,240             --
    1,115,169,808   Norwegian Krone .....   187,142,157     7/09/07               --     (1,935,584)
      111,800,011   British Pound .......   220,839,179     7/10/07               --     (3,662,589)
      158,126,251   Euro ................   208,267,333     7/13/07               --     (5,845,554)
       28,705,111   Euro ................    38,837,222     7/18/07               --        (38,105)
      191,178,688   Euro ................   259,943,752     7/18/07        1,030,491             --
       70,839,087   Singapore Dollar ....    46,451,860     7/24/07           96,005             --
      348,258,714   British Pound .......   692,655,029     8/08/07               --     (6,391,201)
       23,987,224   Euro ................    32,233,312     8/13/07               --       (282,335)
      176,613,099   Euro ................   241,168,779     8/13/07        1,762,616             --
       42,082,469   Australian Dollar ...    34,970,532     8/14/07               --       (663,603)
    1,650,000,000   Swedish Krona .......   236,498,844     8/15/07               --     (5,278,610)
      513,446,253   Swedish Krona .......    75,618,005     8/15/07          381,806             --
      265,527,474   Euro ................   351,636,007     8/27/07               --     (8,475,517)
      160,000,000   Swiss Franc .........   132,471,338     9/07/07          796,450             --
    1,325,096,474   Norwegian Krone .....   222,270,096     9/07/07               --     (2,631,926)
      105,951,400   Norwegian Krone .....    18,000,000     9/07/07           18,076             --
      402,535,000   Taiwan Dollar .......    12,250,000     9/07/07               --        (44,907)
       39,228,000   Taiwan Dollar .......     1,200,000     9/07/07            1,832             --
      242,412,660   Euro ................   323,599,436     9/13/07               --     (5,329,195)
   22,465,669,337   Japanese Yen ........   195,306,094     9/19/07       10,918,662             --
       99,390,242   Euro ................   134,568,435     9/24/07               --       (337,191)


                                                          Semiannual Report | 45

Mutual Shares Fund

7. FORWARD EXCHANGE CONTRACTS

-------------------------------------------------------------------------------------------------
                                          CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                          AMOUNT a        DATE          GAIN           LOSS
-------------------------------------------------------------------------------------------------
CONTRACTS TO SELL (CONTINUED)

   214,248,936   Euro ................   292,523,379     9/24/07    $  1,716,293   $          --
   108,000,000   Canadian Dollar .....   101,028,999     9/26/07              --        (595,073)
65,244,050,000   Korean Won ..........    70,000,000     9/27/07              --        (802,008)
   160,030,490   Euro ................   215,770,345    10/18/07              --      (1,580,417)
   189,078,166   Euro ................   257,721,750    10/18/07         918,915              --
   168,163,808   Danish Krone ........    30,643,098    10/23/07              --         (35,443)
   931,740,155   Danish Krone ........   170,832,231    10/23/07         852,563              --
   415,668,240   Euro ................   561,845,818    11/26/07              --      (3,273,423)
   167,678,895   Euro ................   226,279,603    12/14/07              --      (1,788,545)
     6,050,000   Euro ................     8,231,085    12/14/07           2,674              --
23,782,035,517   Japanese Yen ........   196,871,155    12/19/07              --        (550,386)
                                                                    -----------------------------
Unrealized gain (loss) on forward exchange contracts ...........      19,368,394     (49,541,612)
                                                                    -----------------------------
    Net unrealized gain (loss) on forward exchange contracts ...    $         --   $ (30,173,218)
                                                                    =============================

a In U.S. Dollar unless otherwise indicated

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT RISK AMD DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At June 30, 2007, the value of this securities was $46,287,563, representing 1.78% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


46 | Semiannual Report

Mutual Shares Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                                    ACQUISITION
CONTRACTS           ISSUER                                                             DATES               COST          VALUE
----------------------------------------------------------------------------------------------------------------------------------
          763,805   AboveNet Inc. ............................................   10/02/01 - 11/25/03   $ 38,348,164   $ 30,269,592
            1,065   AboveNet Inc., options to purchase (shares), exercise
                      price $20.95, expiration date 9/09/13 ..................     4/17/06 - 9/08/06             --         29,660
           25,659   AboveNet Inc., wts., 9/08/08 .............................    10/02/01 - 3/15/02      3,196,155        851,879
           30,186   AboveNet Inc., wts., 9/08/10 .............................    10/02/01 - 3/15/02      3,430,956        905,580
          123,013   Anchor Resources LLC .....................................          6/29/04                  --             --
       11,573,733   Cerberus FIM Investors Auto Finance LLC ..................         11/20/06          11,573,733     11,648,384
       34,533,170   Cerberus FIM Investors Auto Finance LLC, 12.00%,
                      11/22/13 ...............................................         11/21/06          34,533,170     34,755,909
        1,478,887   Cerberus FIM Investors Commercial Finance LLC ............         11/20/06           1,478,887      1,488,426
        4,436,661   Cerberus FIM Investors Commercial Finance LLC, 12.00%,
                      11/22/13 ...............................................         11/20/06           4,436,661      4,465,277
        2,530,476   Cerberus FIM Investors Commercial Mortgage LLC ...........         11/20/06           2,530,476      2,546,797
        7,591,429   Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
                      11/22/13 ...............................................         11/20/06           7,591,429      7,640,394
       12,055,348   Cerberus FIM Investors Insurance LLC .....................         11/20/06          12,055,348     12,133,105
       36,166,045   Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ...         11/20/06          36,166,045     36,399,316
       25,569,306   Cerberus FIM Investors Rescap LLC ........................         11/20/06          25,569,306     25,734,228
       76,707,917   Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ......         11/20/06          76,707,917     77,202,683
        1,879,100   DecisionOne Corp. ........................................     3/12/99 - 7/18/00      1,313,384      1,339,798
        2,276,548   DecisionOne Corp., 12.00%, 4/15/10 .......................     3/12/99 - 4/16/07      4,939,636      2,276,548
           26,671   Elephant Capital Holdings Ltd. ...........................     8/29/03 - 3/22/07        950,326     32,651,766
           16,598   Esmark Inc. ..............................................          7/28/06          17,587,881     13,269,935
           61,740   Esmark Inc., 8.00%, cvt., pfd., A ........................    11/08/04 - 1/11/07     61,739,941     57,969,483
        4,423,071   Florida East Coast Industries Inc. .......................     10/03/75 -7/15/04    108,943,491    351,498,400
        6,069,096   International Automotive Components Group Brazil LLC .....     4/13/06 - 8/21/06      3,632,064     44,304,401
        1,104,272   International Automotive Components Group Japan LLC ......     9/26/06 - 3/27/07      9,595,797      8,966,522
       25,796,752   International Automotive Components Group LLC ............    1/12/06 - 10/16/06     25,809,409     25,796,752
        9,502,067   International Automotive Components Group NA LLC .........          3/30/07           9,644,598      9,502,067
        5,851,000   International Automotive Components Group NA LLC,
                      9.00%, 4/01/17 .........................................          3/30/07           5,938,765      5,851,000
        2,860,528   Kindred Healthcare Inc. ..................................    4/28/99 - 3/29/06      34,247,209     83,481,649


                                                          Semiannual Report | 47

Mutual Shares Fund

10. RESTRICTED SECURITIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                                   ACQUISITION
CONTRACTS           ISSUER                                                            DATES             COST            VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
                    Kindred Healthcare Inc., options to purchase (shares):
            7,640      exercise price $23.75, expiration date 7/17/11 ......    7/17/02 - 7/17/05   $          --   $        41,516
            2,292      exercise price $26.00, expiration date  1/01/12 .....    1/01/03 - 1/01/06              --             7,298
            2,282      exercise price $9.07, expiration date  1/01/13 ......    1/01/04 - 1/03/07              --            45,889
            1,704      exercise price $25.99, expiration date    1/01/14 ...    1/01/05 - 1/03/07              --             5,442
              946      exercise price $27.90, expiration date  1/10/15 .....    1/06/06 - 1/09/07              --             1,215
              473      exercise price $28.89, expiration date 1/10/16 ......        1/09/07                    --               139
       63,635,610   Motor Coach Industries International Inc., FRN, 18.36%,
                      12/01/08 .............................................    5/27/04 - 5/31/07      63,635,610        65,544,678
               12   Motor Coach Industries International Inc., wts.,
                      5/27/09 ..............................................        3/30/07                    --                --
          124,040   NCB Warrant Holdings Ltd., A ...........................       12/16/05                    --        13,680,372
          202,380   Olympus Re Holdings Ltd. ...............................       12/19/01            20,238,000           257,023
        1,021,874   Owens Corning Inc. (restricted) ........................  10/20/06 - 12/20/06      28,825,468        32,647,341
          911,589   Owens Corning Inc., exercise price $37.50,
                      expiration date 1/02/08, shares ......................        1/03/07                95,400         1,139,486
          199,566   PTV Inc., 10.00%, pfd., A ..............................   12/07/01 - 3/06/02         598,698         1,057,700
        7,906,000   Wheeling-Pittsburgh Corp., cvt., 6.00%, 11/15/08 .......        3/16/07             7.906.000         7,906,000
                                                                                                                    ---------------
   TOTAL RESTRICTED SECURITIES (3.86% of Net Assets) .......................                                        $ 1,005,313,650
                                                                                                                    ===============

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF SHARES/                           NUMBER OF SHARES/
                           WARRANTS/CONTRACTS/                         WARRANTS/CONTRACTS/
                             PRINCIPAL AMOUNT                           PRINCIPAL AMOUNT      VALUE AT                    REALIZED
                            HELD AT BEGINNING     GROSS      GROSS       HELD AT END OF        END OF       INVESTMENT    CAPITAL
NAME OF ISSUER                  OF YEAR         ADDITIONS  REDUCTIONS       PERIOD             PERIOD     INCOME (LOSS)  GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
AboveNet Inc. ............             763,805         --         --               763,805  $ 30,269,592    $        --  $        --
AboveNet Inc., Contingent
  Distribution ...........         106,869,000         --         --           106,869,000            --             --           --
AboveNet Inc., options to
  purchase (shares),
  exercise price $20.95,
  expiration date
  9/09/13 ................               1,065         --         --                 1,065        29,660             --           --
AboveNet Inc., wts.,
  9/08/08 ................              25,659         --         --                25,659       851,879             --           --
AboveNet Inc., wts.,
  9/08/10 ................              30,186         --         --                30,186       905,580             --           --
Alexander's Inc. .........             326,675         --         --               326,675   132,058,369             --           --
Anchor Resources LLC .....             123,013         --         --               123,013            --             --           --
Centennial Bank Holdings
  Inc. ...................           3,845,467  1,363,000         --             5,208,467    44,115,716             --           --
DecisionOne Corp. ........           1,879,100         --         --             1,879,100     1,339,798             --           --
DecisionOne Corp.,
  12.00%, 4/15/10 ........           2,187,193     89,355         --             2,276,548     2,276,548        132,559           --
Elephant Capital Holdings
  Ltd ....................              25,721        950         --                26,671    32,651,766             --           --
Esmark Inc. ..............              16,598         --         --                16,598    13,269,935        265,568           --
Esmark Inc., 8.00%, cvt.,
  pfd., A ................              60,419      1,321         --                61,740    57,969,483      2,449,728           --


48 | Semiannual Report

Mutual Shares Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF SHARES/                           NUMBER OF SHARES/
                           WARRANTS/CONTRACTS/                         WARRANTS/CONTRACTS/
                            PRINCIPAL AMOUNT                            PRINCIPAL AMOUNT      VALUE AT      INVESTMENT    REALIZED
                            HELD AT BEGINNING    GROSS       GROSS       HELD AT END OF        END OF         INCOME       CAPITAL
NAME OF ISSUER                   OF YEAR        ADDITIONS  REDUCTIONS         PERIOD           PERIOD         (LOSS)     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Federal Signal Corp. ....            3,360,800         --          --            3,360,800  $   53,302,288  $   403,296  $        --
Florida East Coast
Industries  Inc. ........            4,423,071         --          --            4,423,071     351,498,400      619,230           --
International Automotive
   Components Group
   Brazil LLC ...........            6,069,096         --          --            6,069,096      44,304,401           --           --
International Automotive
   Components Group
   Japan LLC ............              953,142    151,130          --            1,104,272       8,966,522           --           --
International Automotive
   Components Group
   LLC ..................           25,796,752         --          --           25,796,752      25,796,752           --           --
International Automotive
   Components Group NA
   LLC ..................                   --  9,502,067          --            9,502,067       9,502,067           --           --
Kindred Healthcare
   Inc. .................            2,860,528         --          --            2,860,528      83,481,649           --           --
Kindred Healthcare Inc.,
   options to purchase (shares):
   exercise price $23.75,
   expiration date
     7/17/11 ............                7,640         --          --                7,640          41,516           --           --
   exercise price $26.00,
   expiration date
     1/01/12 ............                2,292         --          --                2,292           7,298           --           --
   exercise price $9.07,
   expiration date
     1/01/13 ............                1,714        568          --                2,282          45,889           --           --
   exercise price $25.99,
   expiration date
     1/01/14 ............                1,136        568          --                1,704           5,442           --           --
   exercise price $27.90,
   expiration date
     1/10/15 ............                  473        473          --                  946           1,215           --           --
   exercise price $28.89,
     expiration date
     1/10/16 ............                   --        473          --                  473             139           --           --
OPTI Canada .............            4,085,890         --   4,085,890                   --              -- a         --   39,924,103
TVMAX Holdings Inc. ....               257,217         --          --              257,217              --           --           --
TVMAX Holdings Inc., PIK,
   11.50%, 9/30/07 ......              446,378     68,449       9,337              505,490         353,843       27,039        9,337
TVMAX Holdings Inc., PIK,
   14.00%, 9/30/07 ......            1,385,745    101,013          --            1,486,759       1,040,731       99,907           --
White Mountains Insurance
   Group Ltd. ...........              729,657         --         200              729,457     442,065,531    2,917,828       59,070
                                                                                            ----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (5.13% of Net Assets) ....................................  $1,336,152,009  $ 6,915,155  $39,992,510
                                                                                            ========================================

a As of June 30, 2007, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invest. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                          Semiannual Report | 49

Mutual Shares Fund

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.


50 | Semiannual Report

Mutual Shares Fund

14. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 51

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED)

MUTUAL SHARES FUND

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) of the Mutual Shares Fund (the "Fund") and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors:

----------------------------------------------------------------------------------------------------------------------------
                                                              % OF        % OF                           % OF         % OF
                                                           OUTSTANDING    VOTED                      OUTSTANDING     VOTED
NAME                                          FOR             SHARES     SHARES        WITHHELD         SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------
Edward I. Altman ...................   1,210,704,428.298     57.977%     97.748%    27,896,859.065      1.335%       2.252%
Ann Torre Bates ....................   1,209,916,510.794     57.939%     97.684%    28,684,776.569      1.373%       2.316%
Burton J. Greenwald ................   1,207,819,500.700     57.838%     97.515%    30,781,786.363      1.474%       2.485%
Bruce A. MacPherson ................   1,207,458,365.509     57.821%     97.486%    31,142,921.854      1.491%       2.514%
Charles Rubens ll ..................   1,207,490,031.255     57.823%     97.488%    31,111,256.108      1.489%       2.512%
Leonard Rubin ......................   1,206,493,676.220     57.775%     97.408%    32,107,611.143      1.537%       2.592%
Robert E. Wade .....................   1,209,575,860.618     57.922%     97.657%    29,025,426.745      1.390%       2.343%
Gregory E. Johnson .................   1,208,290,066.177     57.861%     97.553%    30,311,221.186      1.451%       2.447%
Peter A. Langerman .................   1,210,708,565.729     57.977%     97.748%    27,892,721.634      1.335%       2.252%


52 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL SHARES FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

--------------------------------------------------------------------------------
                                                         % OF          % OF
                                                      OUTSTANDING      VOTED
                                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     961,560,903.960     46.046%        77.633%
Against .......................      32,005,362.174      1.533%         2.584%
Abstain .......................      36,579,619.229      1.751%         2.953%
Broker Non-Votes ..............     208,455,402.000      9.982%        16.830%
--------------------------------------------------------------------------------
TOTAL .........................   1,238,601,287.363     59.312%       100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                         % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     382,426,875.877     45.968%        74.697%
Against .......................      25,553,846.260      3.071%         4.992%
Abstain .......................      17,902,126.513      2.152%         3.496%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                         % OF          % OF
                                                      OUTSTANDING      VOTED
                                     SHARES VOTED        SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     381,904,401.544     45.905%        74.595%
Against .......................      25,735,475.373      3.093%         5.027%
Abstain .......................      18,242,971.733      2.193%         3.563%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 53

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL SHARES FUND

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                         % OF           % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     385,823,804.476     46.376%        75.360%
Against .......................      22,341,933.088      2.686%         4.364%
Abstain .......................      17,717,111.086      2.129%         3.461%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     382,582,417.968     45.987%        74.727%
Against .......................      25,076,905.103      3.014%         4.898%
Abstain .......................      18,223,525.579      2.190%         3.560%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     384,619,167.069     46.231%        75.125%
Against .......................      22,908,052.750      2.754%         4.474%
Abstain .......................      18,355,628.831      2.206%         3.586%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     389,296,645.053     46.794%        76.039%
Against .......................      19,297,085.448      2.319%         3.769%
Abstain .......................      17,289,118.149      2.078%         3.377%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------


54 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL SHARES FUND

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

--------------------------------------------------------------------------------
                                                          % OF          % OF
                                                      OUTSTANDING      VOTED
                                      SHARES VOTED       SHARES        SHARES
--------------------------------------------------------------------------------
For ...........................     379,713,182.239     45.642%        74.167%
Against .......................      27,572,353.338      3.314%         5.386%
Abstain .......................      18,597,313.073      2.235%         3.632%
Broker Non-Votes ..............      86,085,424.000     10.348%        16.815%
--------------------------------------------------------------------------------
TOTAL .........................     511,968,272.650     61.539%       100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 55

Mutual Shares Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors (Board), including a majority of the non-interested or independent directors, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held six meetings solely dedicated to the renewal process (one of such meetings was conducted by telephonic conference means and, for the other meetings, those directors unable to attend in person were present by telephonic conference means). Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure, with the breakpoint added to the Fund's investment management fee structure (as discussed below in "Economies of ScalE"), was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


56 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that the Fund's long-term performance is a significant component of incentive-based compensation. The directors noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Funds administrative services and transfer agent and shareholder services agreement with affiliates of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


                                                          Semiannual Report | 57

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2006. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2006, and had annualized total returns for the three- and five-year periods in the second best and best performing quintiles, respectively. The directors noted that the Fund's total return on an annualized basis for the 10-year period ended December 31, 2006, was in the second best performing quintile and exceeded 11%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three-, five- and 10-year periods ended December 31, 2006. The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper
Section 15(c) Report of the investment management fee and total expense ratios of the Fund.

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the multi-cap value funds used for the performance comparison. The Fund's investment management fee was in the middle expense quintile of the group and its total expenses (including 12b-1 and non-12b-1 service fees) were in the middle expense quintile of the group.


58 | Semiannual Report

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong overall performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee of the Fund was within the range of fees charged by the investment manager to other comparable accounts.

The directors also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.


                                                          Semiannual Report | 59

Mutual Shares Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the upcoming year. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager and its affiliates under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale are shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. As a result of such considerations, the directors negotiated an additional breakpoint that reduces the Fund's investment management fee for assets under management in excess of $25 billion by 0.02% (2 basis points). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


60 | Semiannual Report

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 61

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL SHARES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 S2007 08/07











                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     JUNE 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER                SECTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                         MUTUAL
                FINANCIAL SERVICES FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                            equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Mutual Financial Services Fund ............................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   27

Meeting of Shareholders ...................................................   39

Shareholder Information ...................................................   43

--------------------------------------------------------------------------------
Semiannual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Mutual Financial Services Fund covers the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a cumulative total return of +5.64% for the six months ended June 30, 2007. The Fund - Class Z under-performed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.92% for the same period, but outperformed its narrow benchmark, the S&P 500 Financials Index, which returned -0.79%. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


4 | Semiannual Report

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower U.S. economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity also remained heightened. The total value of deals announced in the first six months of this year was more than $2.6 trillion, on track to eclipse the $3.6 trillion spent on private buyouts and broad corporate consolidation during 2006. 2

With this backdrop, most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

--------------------------------------------------------------------------------
WHAT IS RETURN ON EQUITY?
--------------------------------------------------------------------------------
Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
--------------------------------------------------------------------------------

2. Source: Thomson Financial.


                                                           Semiannual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       29.2%
Germany                                                                    13.2%
Sweden                                                                      8.2%
Italy                                                                       5.6%
Norway                                                                      5.3%
Belgium                                                                     5.0%
France                                                                      4.7%
Japan                                                                       4.5%
Switzerland                                                                 3.1%
U.K.                                                                        2.8%
Guernsey Islands                                                            2.7%
Other                                                                      11.9%
Short-Term Investments & Other Net Assets                                   3.8%

MANAGER'S DISCUSSION

Among the Fund's top contributors to performance in the first half of 2007 were AmTrust Financial Services, OMX and LandAmerica Financial Group.

AmTrust is a small-case liability insurer with global operations that again highlights our ability to participate in the private equity arena to enhance shareholder returns. We seeded this company with capital in February 2006 as it started up. The subsequent 120% appreciation in stock value for the first half of 2007 was largely a result of its increased penetration into the very small end of the market, which is often overlooked by most insurers due to the high cost of processing volumes of data. Earnings from continuing operations were up 131% in the first quarter of 2007 over the same period in 2006, generating an annualized return on equity of 24%.

OMX, a company owning securities exchanges in the Nordic and Baltic regions of Europe, appreciated 69% in local currency over the period as the company received a bid from NASDAQ. Consolidation in the global exchange industry proceeded in the six-month reporting period as trading volumes generally increased and earnings grew. We bought more shares of OMX in 2006 although the stock was one of our largest detractors as of our December 31, 2006, report, as we believed the valuation was simply too inexpensive in the modern exchange landscape given its strong operating performance. NASDAQ, as an industrial buyer, shared this view and intended to add to its business model by merging with OMX to create a transatlantic exchange and compete with NYSE-Euronext.

Shares of LandAmerica, a provider of title insurance and closing services for the U.S. residential and commercial real state markets, gained 54% over the period. In our examination of the title insurance industry, we determined that LandAmerica was a very inexpensive stock with significant potential to restructure its business. After we made our investment in February 2007, the company focused on improving operating margins by streamlining its business processes. Furthermore, management committed to the release and return of substantial excess reserves to shareholders via stock buybacks. Having quickly attained our estimate of intrinsic value, we exited the position in early June.


6 | Semiannual Report

The Fund also had investments that detracted from performance. Among the leading detractors from performance were Patrizia, Eurocastle and Danske Bank.

Patrizia was the Fund's largest detractor over the six-month review period. This German real estate company declined 40% in local currency as investors appeared to respond harshly to a delay in the delivery of earnings that the market had expected earlier. We added to our position as the period-end price equated with the liquidation value of the real estate, and our assessment showed the risk to future earnings delivery was insignificant, implying the potential for meaningful upside.

Eurocastle, also a business operating in the German real estate industry, declined 10% in local currency due to an increase in euro-zone funding costs. Shares of pan-European real estate concerns sold off broadly as bond yields rose in the latter part of the review period, but Eurocastle's business model continued to progress as management had indicated. Local property markets were making a strong recovery as Germany's economy strengthened, and we believed Eurocastle was positioned to benefit from this strengthening.

Danske Bank weighed on performance in the first half of 2007 following a report of higher banking costs in its core Danish business and on concerns of a lending slowdown within the country. As the shares declined 7% in local currency, the pullback in the price of a high-quality company like Danske compelled us to increase our position at what we considered an attractive level.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                                           30.8%
Diversified Financial Services                                             15.9%
Insurance                                                                  14.7%
Real Estate                                                                14.3%
Thrifts & Mortgage Finance                                                  6.5%
Capital Markets                                                             5.8%
Consumer Finance                                                            2.4%
Commercial Services & Supplies                                              1.5%
Media                                                                       1.4%
Corporate Bonds                                                             1.2%
Other                                                                       1.4%
Short-Term Investments & Other Net Assets                                   4.1%


                                                           Semiannual Report | 7

TOP 10 HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Fortis                                                                      4.1%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
--------------------------------------------------------------------------------
Eurocastle Investment Ltd.                                                  2.7%
   REAL ESTATE, GUERNSEY ISLANDS
--------------------------------------------------------------------------------
BNP Paribas SA                                                              2.7%
   COMMERCIAL BANKS, FRANCE
--------------------------------------------------------------------------------
Acta Holding ASA                                                            2.6%
   CAPITAL MARKETS, NORWAY
--------------------------------------------------------------------------------
Deutsche Boerse AG                                                          2.4%
   DIVERSIFIED FINANCIAL SERVICES, GERMANY
--------------------------------------------------------------------------------
OMX AB                                                                      2.1%
   DIVERSIFIED FINANCIAL SERVICES, SWEDEN
--------------------------------------------------------------------------------
Societe Generale, A                                                         2.0%
   COMMERCIAL BANKS, FRANCE
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        2.0%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
U.S. Bancorp                                                                2.0%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
Oslo Bors Holding ASA                                                       2.0%
   DIVERSIFIED FINANCIAL SERVICES, NORWAY
--------------------------------------------------------------------------------

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Charles M. Lahr

Charles M. Lahr, CFA
Portfolio Manager

Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
Charles Lahrcharles Lahr has been a portfolio manager for Mutual Financial Services Fund since 2004. Effective January 1, 2007, he assumed portfolio manager responsibilities for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, He was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: TEFAX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.78    $23.37     $22.59
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0866
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4298
--------------------------------------------------------------------------------
         TOTAL                        $0.5164
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TFSIX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.75    $23.35     $22.60
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0803
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4298
--------------------------------------------------------------------------------
         TOTAL                        $0.5101
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TBFSX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.65    $22.73     $22.08
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0660
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4298
--------------------------------------------------------------------------------
         TOTAL                        $0.4958
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TMFSX)                          CHANGE   6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.67    $23.13     $22.46
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.0675
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.4298
--------------------------------------------------------------------------------
         TOTAL                        $0.4973
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS Z                                6-MONTH         1-YEAR     5-YEAR   INCEPTION (8/19/97)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +5.64%        +20.11%   +100.15%         +347.89%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +5.64%        +20.11%    +14.89%          +16.42%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,564        $12,011    $20,015          $44,789
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.08%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CLASS A                                6-MONTH      1-YEAR        5-YEAR   INCEPTION (8/19/97)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +5.52%        +19.78%    +96.99%         +334.18%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           -0.55%        +12.88%    +13.18%          +15.36%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4           $9,945        $11,288    $18,571          $40,922
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.39%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CLASS B                                6-MONTH      1-YEAR        5-YEAR   INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +5.18%        +19.00%    +90.57%         +211.20%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +1.18%        +15.00%    +13.53%          +14.30%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,118        $11,500    $18,857          $31,120
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             2.08%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CLASS C                                6-MONTH         1-YEAR     5-YEAR   INCEPTION (8/19/97)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2               +5.15%        +18.93%    +90.40%         +307.00%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3           +4.15%        +17.93%    +13.75%          +15.29%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $10,415        $11,793    $19,040          $40,700
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             2.08%
----------------------------------------------------------------------------------------------


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IMPACTING THE SECTOR. IN ADDITION, THE FUND INVESTS IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                       VALUE 1/1/07      VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,056.40             $ 5.51
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.44             $ 5.41
------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,055.20             $ 6.98
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.00             $ 6.85
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,051.80             $10.58
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.48             $10.39
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,051.50             $10.58
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.48             $10.39
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 1.08%;
A: 1.37%; B: 2.08%; and C: 2.08%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2007                YEAR ENDED DECEMBER 31,
CLASS Z                                                 (UNAUDITED)       2006         2005         2004         2003       2002
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  22.59        $  21.59      $  20.45     $  20.06    $  15.92   $  16.64
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.34            0.40          0.44         0.34        0.23       0.25
   Net realized and unrealized gains (losses) ....          0.96            3.76          2.40         2.70        4.58      (0.26)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................          1.30            4.16          2.84         3.04        4.81      (0.01)
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment  income ........................         (0.09)          (0.57)        (0.49)       (0.32)      (0.24)     (0.28)
   Net realized  gains ...........................         (0.43)          (2.59)        (1.21)       (2.33)      (0.43)     (0.43)
                                                     -------------------------------------------------------------------------------
Total distributions ..............................         (0.52)          (3.16)        (1.70)       (2.65)      (0.67)     (0.71)
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................            -- f            -- f          -- f         -- f        --         --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................      $  23.37        $  22.59      $  21.59     $  20.45    $  20.06   $  15.92
                                                     ===============================================================================

Total return c ...................................          5.64%          19.73%        14.14%       15.62%      30.23%     (0.27)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .......................................          1.08% g         1.08% g       1.12% g      1.10% g     1.13%      1.09%
Expenses - excluding dividend expense on
   securities sold short .........................          1.08% g         1.08% g       1.11% g      1.09% g     1.11%      1.09%
Net investment income ............................          2.87%           1.71%         2.10%        1.65%       1.28%      1.47%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $226,430        $213,874      $174,864     $166,175    $151,918   $104,658
Portfolio turnover rate ..........................         34.27%          62.65%        31.71%       38.40%      25.78%     40.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Financial Services Fund

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2007                       YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)       2006         2005         2004         2003       2002
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of  period ............      $  22.60        $  21.61      $  20.47     $  20.08    $  15.95   $  16.66
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.30            0.33          0.37         0.27        0.16       0.19
   Net realized and unrealized gains (losses) ....          0.96            3.76          2.41         2.70        4.58      (0.25)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................          1.26            4.09          2.78         2.97        4.74      (0.06)
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income .........................         (0.08)          (0.51)        (0.43)       (0.25)      (0.18)     (0.22)
   Net realized gains ............................         (0.43)          (2.59)        (1.21)       (2.33)      (0.43)     (0.43)
                                                     -------------------------------------------------------------------------------
Total distributions ..............................         (0.51)          (3.10)        (1.64)       (2.58)      (0.61)     (0.65)
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................            -- f            -- f          -- f         -- f        --         --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................      $  23.35        $  22.60      $  21.61     $  20.47    $  20.08   $  15.95
                                                     ===============================================================================

Total return c ...................................          5.52           19.35%        13.82%       15.17%      29.79%     (0.57)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .......................................          1.37% g         1.39% g       1.42% g      1.44% g     1.48%      1.44%
Expenses - excluding dividend expense on
   securities sold short .........................          1.37% g         1.39% g       1.41% g      1.43% g     1.46%      1.44%
Net investment income ............................          2.58%           1.40%         1.80%        1.31%       0.93%      1.12%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $615,141        $557,768      $359,058     $296,778    $264,411   $180,299
Portfolio turnover rate ..........................         34.27%          62.65%        31.71%       38.40%      25.78%     40.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 15

Mutual Financial Services Fund

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2007                       YEAR ENDED DECEMBER 31,
CLASS B                                                 (UNAUDITED)       2006         2005         2004         2003       2002
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 22.08         $ 21.17       $ 20.09      $ 19.76     $ 15.73    $ 16.47
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.21            0.16          0.23         0.14        0.05       0.09
   Net realized and unrealized gains (losses) ....          0.94            3.68          2.34         2.64        4.49      (0.26)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................          1.15            3.84          2.57         2.78        4.54      (0.17)
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income .........................         (0.07)          (0.34)        (0.28)       (0.12)      (0.08)     (0.14)
   Net realized gains ............................         (0.43)          (2.59)        (1.21)       (2.33)      (0.43)     (0.43)
                                                     -------------------------------------------------------------------------------
Total distributions ..............................         (0.50)          (2.93)        (1.49)       (2.45)      (0.51)     (0.57)
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................            -- f            -- f          -- f         -- f        --         --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................       $ 22.73         $ 22.08       $ 21.17      $ 20.09     $ 19.76    $ 15.73
                                                     ===============================================================================

Total return c ...................................          5.18%          18.51%        13.03%       14.51%      28.88%     (1.21)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .......................................          2.08% g         2.08% g       2.12% g      2.10% g     2.12%      2.09%
Expenses - excluding dividend expense on
   securities sold short .........................          2.08% g         2.08% g       2.11% g      2.09% g     2.10%      2.09%
Net investment income ............................          1.87%           0.71%         1.10%        0.65%       0.29%      0.47%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $44,463         $46,085       $42,526      $42,614     $34,219    $20,776
Portfolio turnover rate ..........................         34.27%         62.65%         31.71%       38.40%      25.78%     40.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Financial Services Fund

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2007                       YEAR ENDED DECEMBER 31,
CLASS C                                                 (UNAUDITED)       2006         2005         2004         2003       2002
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  22.46        $  21.51      $  20.39     $  20.02    $  15.92   $  16.63
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.22            0.16          0.23         0.13        0.05       0.08
   Net realized and unrealized gains (losses) ....          0.95            3.73          2.38         2.68        4.55      (0.25)
                                                     -------------------------------------------------------------------------------
Total from investment operations .................          1.17            3.89          2.61         2.81        4.60      (0.17)
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income .........................         (0.07)          (0.35)        (0.28)       (0.11)      (0.07)     (0.11)
   Net realized gains ............................         (0.43)          (2.59)        (1.21)       (2.33)      (0.43)     (0.43)
                                                     -------------------------------------------------------------------------------
Total distributions ..............................         (0.50)          (2.94)        (1.49)       (2.44)      (0.50)     (0.54)
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................            -- f            -- f          -- f         -- f        --         --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................      $  23.13        $  22.46      $  21.51     $  20.39    $  20.02   $  15.92
                                                     ===============================================================================

Total return c ...................................          5.15%          18.52%        13.06%       14.46%      28.87%     (1.20)%

RATIOS TO AVERAGE NET ASSETS d
Expenses e .......................................          2.08% g         2.08% g       2.12% g      2.10% g     2.13%      2.07%
Expenses - excluding dividend expense on
   securities sold short .........................          2.08% g         2.08% g       2.11% g      2.09% g     2.11%      2.07%
Net investment income ............................          1.87%           0.71%         1.10%        0.65%       0.28%      0.49%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $243,089        $225,305      $169,000     $155,698    $141,233   $105,451
Portfolio turnover rate ..........................         34.27%          62.65%        31.71%       38.40%      25.78%     40.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 17

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY                 SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 96.5%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 94.3%
        ASSET MANAGEMENT & CUSTODY BANKS 0.3%
        The Bank of New York Co. Inc. .............................          United States               69,500     $     2,880,080
                                                                                                                    ---------------
        CAPITAL MARKETS 5.8%
        Acta Holding ASA ..........................................             Norway                5,575,880          29,301,466
        D. Carnegie & Co. AB ......................................             Sweden                  794,550          13,967,085
        Legg Mason Inc. ...........................................          United States               71,542           7,038,302
        Tullett Prebon PLC ........................................         United Kingdom            1,694,429          15,228,453
                                                                                                                    ---------------
                                                                                                                         65,535,306
                                                                                                                    ---------------
        COMMERCIAL BANKS 30.8%
        Aareal Bank AG ............................................             Germany                 303,730          15,867,231
      a Abington Bancorp Inc. .....................................          United States              576,850           5,508,918
        ABN Amro Holding NV .......................................           Netherlands               297,516          13,710,509
      a Alliance Bank & Trust Co. .................................          United States              226,100           2,317,525
        Aspis Bank SA .............................................             Greece                  718,520           3,384,108
  a,b,c Atlantic Banc Holdings Inc. ...............................          United States              350,000           3,500,000
      d Banca Popolare di Verona e Novara SCRL ....................              Italy                  441,745          12,758,282
      a Banca Popolare Italiana SCRL ..............................              Italy                  802,667          12,405,882
        Banque Cantonale Vaudoise .................................           Switzerland                32,347          16,681,218
        BNP Paribas SA ............................................             France                  250,532          29,960,224
      a Centennial Bank Holdings Inc. .............................          United States            1,272,371          10,776,982
        Chinatrust Financial Holding Co. Ltd. .....................             Taiwan               18,042,000          14,107,367
    a,e Coast Financial Holdings Inc. .............................          United States              527,780           1,778,619
        Danske Bank AS ............................................             Denmark                 517,029          21,250,601
  a,b,c Elephant Capital Holdings Ltd. ............................              Japan                    2,167           2,653,173
  a,b,c First Chicago Bancorp .....................................          United States              496,868           6,956,152
        First Community Bancorp ...................................          United States              373,250          21,353,633
        Intesa Sanpaolo SpA .......................................              Italy                2,264,959          16,951,636
        Intesa Sanpaolo SpA, di Risp ..............................              Italy                  147,000           1,032,549
        MB Financial Inc. .........................................          United States              140,870           4,893,824
        Mitsubishi UFJ Financial Group Inc. .......................              Japan                    1,158          12,787,788
  a,b,c NCB Warrant Holdings Ltd., A .............................               Japan                   10,590           1,167,971
        Societe Generale, A .......................................             France                  124,028          23,085,715
        Southern National Bancorp of Virginia Inc. ................          United States              290,840           4,071,760
        Sumitomo Mitsui Financial Group Inc. ......................              Japan                    1,489          13,904,023
        Svenska Handelsbanken AB, A ...............................             Sweden                  710,486          19,993,357
        Swedbank AB, A ............................................             Sweden                  344,525          12,540,636
        U.S. Bancorp ..............................................          United States              673,790          22,201,381
        Unione Di Banche Italiane SCPA ............................              Italy                  288,265           7,354,098
        Wachovia Corp. ............................................          United States              260,196          13,335,045
                                                                                                                    ---------------
                                                                                                                        348,290,207
                                                                                                                    ---------------
        COMMERCIAL SERVICES & SUPPLIES 1.5%
      a Comdisco Holding Co. Inc. .................................          United States                   53                 665
    a,f Comdisco Holding Co. Inc., Contingent Distribution ........          United States            4,645,036                  --
        Intrum Justitia AB ........................................             Sweden                  846,790          11,326,514
      a Protection One Inc. .......................................          United States              370,533           5,543,174
                                                                                                                    ---------------
                                                                                                                         16,870,353
                                                                                                                    ---------------
        CONSUMER FINANCE 2.4%
  a,b,c Cerberus FIM Investors Auto Finance LLC ...................          United States              935,171             941,203
  a,b,c Cerberus FIM Investors Commercial Finance LLC .............          United States              119,496             120,267


18 | Semiannual Report

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY                 SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        CONSUMER FINANCE (CONTINUED)
  a,b,c Cerberus FIM Investors Commercial Mortgage LLC ............          United States              204,465     $       205,784
  a,b,c Cerberus FIM Investors Insurance LLC ......................          United States              974,086             980,369
  a,b,c Cerberus FIM Investors Rescap LLC .........................          United States            2,066,031           2,079,357
      a Conafi Prestito SpA .......................................              Italy                  674,750           6,301,125
        SLM Corp. .................................................          United States              138,320           7,964,466
        Takefuji Corp. ............................................              Japan                  136,746           4,596,877
      a White River Capital Inc. ..................................          United States              172,799           3,980,857
                                                                                                                    ---------------
                                                                                                                         27,170,305
                                                                                                                    ---------------
        DIVERSIFIED BANKS 0.4%
  a,b,c The Bankshares Inc. .......................................          United States              456,903           4,569,030
                                                                                                                    ---------------
        DIVERSIFIED FINANCIAL SERVICES 15.9%
        Almancora Comm VA .........................................             Belgium                  95,680          11,227,093
        Banca Italease ............................................              Italy                  144,761           3,904,676
        Bolsas Y Mercados Espanoles ...............................              Spain                  165,309           9,721,033
        Citigroup Inc. ............................................          United States              199,150          10,214,404
        Deutsche Boerse AG ........................................             Germany                 242,696          27,508,923
        Fortis ....................................................             Belgium               1,073,041          45,789,556
        Guinness Peat Group PLC ...................................           New Zealand             5,439,414           8,640,324
        Hellenic Exchanges SA Holding .............................              Greece                 472,500          12,405,940
        OMX AB ....................................................              Sweden                 774,620          23,213,575
        Osaka Securities Exchange Co. Ltd. ........................              Japan                    1,023           4,734,765
        Oslo Bors Holding ASA .....................................              Norway                 911,000          22,160,753
                                                                                                                    ---------------
                                                                                                                        179,521,042
                                                                                                                    ---------------
        INSURANCE 14.7%
        Allianz SE ................................................             Germany                  36,210           8,458,541
        American International Group Inc. .........................          United States               47,930           3,356,538
      g AmTrust Financial Services Inc., 144A .....................          United States              950,031          17,851,082
        Assicurazioni Generali SpA ................................              Italy                   69,318           2,791,934
  a,b,c Augsburg Re AG ............................................           Switzerland                10,745                  --
      a Berkshire Hathaway Inc., A ................................          United States                  113          12,370,675
      a Berkshire Hathaway Inc., B ................................          United States                  334           1,204,070
      a Conseco Inc. ..............................................          United States              149,880           3,130,993
      h Hartford Financial Services Group Inc. ....................          United States              126,240          12,435,902
  a,b,c Imagine Group Holdings Ltd. ...............................             Bermuda                 551,589           6,279,841
      a Lancashire Holdings Ltd. ..................................          United Kingdom           1,148,172           7,868,990
        Old Republic International Corp. ..........................          United States              241,665           5,137,798
  a,b,c Olympus Re Holdings Ltd. ..................................          United States                7,480               9,500
      a Protector Forsikring ASA ..................................              Norway               3,387,800           8,040,074
        Prudential Financial Inc. .................................          United States               59,710           5,805,603
        Security Capital Assurance Ltd. ...........................             Bermuda                 188,320           5,813,438
    b,c Symetra Financial .........................................          United States              117,300          18,533,400
        The Travelers Cos. Inc. ...................................          United States              106,513           5,698,446
      a Tower Australia Group Ltd. ................................            Australia              3,037,310           5,922,922
        White Mountains Insurance Group Ltd. ......................          United States               38,048          23,057,849
        Zurich Financial Services AG ..............................           Switzerland                38,658          12,001,020
                                                                                                                    ---------------
                                                                                                                        165,768,616
                                                                                                                    ---------------


                                                          Semiannual Report | 19

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY           SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MEDIA 1.4%
    a,g Maiden Holdings Ltd., 144A ................................          United States            1,500,000     $    15,000,000
                                                                                                                    ---------------
        MULTILINE RETAIL 0.3%
        Jelmoli Holding AG ........................................           Switzerland                 1,039           3,652,851
                                                                                                                    ---------------
        REAL ESTATE 14.3%
      a Conwert Immobilien Invest AG ..............................             Austria                 652,828          12,634,584
        DIC Asset AG ..............................................             Germany                 349,893          12,406,884
      a Dolphin Capital Investors Ltd. ............................     Virgin Islands(British)       4,606,000          15,633,277
        Eurocastle Investment Ltd. ................................         Guernsey Islands            648,791          30,065,243
      a Francono Rhein-Main AG ....................................             Germany               1,377,430           5,126,588
      e Franconofurt AG ...........................................             Germany                 499,260           8,446,230
        Gagfah SA .................................................           Luxembourg                374,530           8,236,944
        JER Investors Trust Inc. ..................................          United States               84,280           1,264,200
        Link REIT .................................................            Hong Kong              2,740,341           6,063,089
      a Northern European Properties Ltd. .........................             Sweden                7,635,000          11,444,028
        Patrizia Immobilien AG ....................................             Germany                 790,930          14,087,051
        Redwood Trust Inc. ........................................          United States               45,000           2,177,100
a,b,c,g Star Asia Finance Ltd., 144A ..............................              Japan                  968,500          10,653,500
        Vivacon AG ................................................             Germany                 511,913          20,687,695
      a Zueblin Immobilien Holding AG .............................           Switzerland               251,355           2,448,430
                                                                                                                    ---------------
                                                                                                                        161,374,843
                                                                                                                    ---------------
        THRIFTS & MORTGAGE FINANCE 6.5%
      a Franklin Bank Corp. .......................................          United States              310,100           4,620,490
        Hudson City Bancorp Inc. ..................................          United States            1,509,790          18,449,634
        Hypo Real Estate Holding AG ...............................             Germany                 258,966          16,774,191
        Interhyp AG ...............................................             Germany                 180,990          19,757,816
        Washington Mutual Inc. ....................................          United States              288,310          12,293,539
        Westfield Financial Inc. ..................................          United States              160,000           1,595,200
                                                                                                                    ---------------
                                                                                                                         73,490,870
                                                                                                                    ---------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $881,871,846) ....................................                                                   1,064,123,503
                                                                                                                    ---------------

                                                                                                     ----------
                                                                                                      CONTRACTS
                                                                                                     ----------
        OPTIONS PURCHASED (COST $8,680,000) 0.6%
        PUT OPTIONS 0.6%
      a Index basket consisting of 70% Dow Jones EUROSTOXX 50
          (exercise price $3,979.21), 30% S&P 500 Index
          (exercise price $1,350.50), expiration date 5/16/08,
          contracts ...............................................          United States            3,500,000           7,280,000
                                                                                                                    ---------------

                                                                                               ----------------
                                                                                               PRINCIPAL AMOUNT
                                                                                               ----------------
        CORPORATE BONDS & NOTES 1.2%
    b,c Augsburg Re AG, zero cpn., 7/31/07 ........................           Switzerland               123,572                  --
    b,c Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13..          United States            2,790,322           2,808,320
    b,c Cerberus FIM Investors Commercial Finance LLC, 12.00%,
           11/22/13 ...............................................          United States              358,487             360,799
    b,c Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
           11/22/13 ...............................................          United States              613,397             617,353


20 | Semiannual Report

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT/
                                                                                   COUNTRY            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES (CONTINUED)
    b,c Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .............    United States           2,922,260   $     2,941,109
    b,c Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ................    United States           6,198,092         6,238,070
                                                                                                                    ---------------
        TOTAL CORPORATE BONDS & NOTES (COST $13,006,129) ...................                                             12,965,651
                                                                                                                    ---------------
        GOVERNMENT AGENCIES (COST $5,000,000) 0.4%
        FHLB, 5.22%, 11/14/07 ..............................................    United States           5,000,000         4,997,265
                                                                                                                    ---------------
        TOTAL LONG TERM INVESTMENTS (COST $908,557,975) ....................                                          1,089,366,419
                                                                                                                    ---------------

        SHORT TERM INVESTMENTS 5.0%
      i INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 0.7%
        MONEY MARKET FUND (COST $8,112,200)
      j Bank of New York Institutional Cash Reserve Fund, 5.308% ...........    United States           8,112,200         8,112,200
                                                                                                                    ---------------
        GOVERNMENT AGENCIES (COST $48,603,307) 4.3%
    h,k FHLB, 7/02/07 - 12/20/07 ...........................................    United States          48,942,000        48,617,980
                                                                                                                    ---------------
        TOTAL SHORT TERM INVESTMENTS (COST $56,715,507) ....................                                             56,730,180
                                                                                                                    ---------------
        TOTAL INVESTMENTS (COST $965,273,482) 101.5% .......................                                          1,146,096,599
        SECURITIES SOLD SHORT (0.3)% .......................................                                             (2,884,904)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
           (0.3)% ..........................................................                                             (3,525,863)
        OTHER ASSETS, LESS LIABILITIES (0.9)% ..............................                                            (10,562,794)
                                                                                                                    ---------------
        NET ASSETS 100.0% ..................................................                                        $ 1,129,123,038
                                                                                                                    ===============

                                                                                                -----------------
                                                                                                          SHARES
                                                                                                -----------------
        SECURITIES SOLD SHORT (PROCEEDS $2,847,239)
        ASSET MANAGEMENT & CUSTODY BANKS 0.3%
      k Mellon Financial Corp. .............................................    United States              65,566   $     2,884,904
                                                                                                                    ---------------


                                                          Semiannual Report | 21

Mutual Financial Services Fund

SELECTED PORTFOLIO ABBREVIATIONS

FHLB -  Federal Home Loan Bank
REIT -  Real Estate Investment Trust
VA   -  Veterans Administration

a Non-income producing for the twelve months ended June 30, 2007.

b See Note 9 regarding restricted securities.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2007, the aggregate value of these securities was $71,615,198, representing 6.34% of net assets.

d A portion of the security is on loan as of June 30, 2007. See Note 1(g).

e See Note 10 regarding holdings of 5% voting securities.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $43,504,582 representing 3.85% of net assets.

h See Note 1(f) regarding securities segregated with broker for securities sold short.

i See Note 1(g) regarding securities on loan.

j The rate shown is the annualized seven-day yield at period end.

k The security is traded on a discount basis with no stated coupon rate.

l See Note 1(f) regarding securities sold short.


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................................................   $  944,438,208
      Cost - Non-controlled affiliated issuers (Note 10) ...............................................       12,723,074
      Cost - Money Market Fund .........................................................................        8,112,200
                                                                                                           --------------
      Total cost of investments ........................................................................   $  965,273,482
                                                                                                           ==============
      Value - Unaffiliated issuers (includes securities segregated with broker for securities sold
         short in the amount of $5,071,020 and securities loaned in the amount of $7,860,664) ..........   $1,127,759,550
      Value - Non-controlled affiliated issuers (Note 10) ..............................................       10,224,849
      Value - Money Market Fund ........................................................................        8,112,200
                                                                                                           --------------
      Total value of investments .......................................................................    1,146,096,599
   Cash ................................................................................................           71,235
   Cash on deposit with brokers for securities sold short ..............................................        3,067,699
   Foreign currency, at value (cost $7,715,733) ........................................................        7,733,555
   Receivables:
      Investment securities sold .......................................................................        5,655,650
      Capital shares sold ..............................................................................        1,693,524
      Dividends and interest ...........................................................................        1,890,109
   Unrealized gain on forward exchange contracts (Note 7) ..............................................        1,696,630
   Other assets ........................................................................................          500,000
                                                                                                           --------------
            Total assets ...............................................................................    1,168,405,001
                                                                                                           --------------
Liabilities:
   Payables:
      Investment securities purchased ..................................................................       18,254,973
      Capital shares redeemed ..........................................................................        2,563,555
      Affiliates .......................................................................................        1,993,376
   Securities sold short, at value (proceeds $2,847,239) ...............................................        2,884,904
   Payable upon return of securities loaned ............................................................        8,112,200
   Unrealized loss on forward exchange contracts (Note 7) ..............................................        5,222,493
   Accrued expenses and other liabilities ..............................................................          250,462
                                                                                                           --------------
            Total liabilities ..........................................................................       39,281,963
                                                                                                           --------------
               Net assets, at value ....................................................................   $1,129,123,038
                                                                                                           ==============
Net assets consist of:
   Paid-in capital .....................................................................................   $  870,228,040
   Undistributed net investment income .................................................................        2,953,740
   Net unrealized appreciation (depreciation) ..........................................................      177,289,993
   Accumulated net realized gain (loss) ................................................................       78,651,265
                                                                                                           --------------
               Net assets, at value ....................................................................   $1,129,123,038
                                                                                                           ==============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2007 (unaudited)

CLASS Z:
   Net assets, at value ................................................................................   $  226,430,439
                                                                                                           ==============
   Shares outstanding ..................................................................................        9,690,682
                                                                                                           ==============
   Net asset value and maximum offering price per share a ..............................................   $        23.37
                                                                                                           ==============
CLASS A:
   Net assets, at value ................................................................................   $  615,140,632
                                                                                                           ==============
   Shares outstanding ..................................................................................       26,346,042
                                                                                                           ==============
   Net asset value per share a .........................................................................   $        23.35
                                                                                                           ==============
   Maximum offering price per share (net asset value per share / 94.25%) ...............................   $        24.77
                                                                                                           ==============
CLASS B:
   Net assets, at value ................................................................................   $   44,463,393
                                                                                                           ==============
   Shares outstanding ..................................................................................        1,956,363
                                                                                                           ==============
   Net asset value and maximum offering price per share a ..............................................   $        22.73
                                                                                                           ==============
CLASS C:
   Net assets, at value ................................................................................   $  243,088,574
                                                                                                           ==============
   Shares outstanding ..................................................................................       10,509,569
                                                                                                           ==============
   Net asset value and maximum offering price per share a ..............................................   $        23.13
                                                                                                           ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $2,463,861)
      Unaffiliated issuers .....................................................   $ 18,802,540
      Non-controlled affiliated issuers (Note 10) ..............................        203,232
   Interest - Unaffiliated issuers .............................................      3,072,692
   Income from securities loaned - net .........................................          6,673
                                                                                   ------------
            Total investment income ............................................     22,085,137
                                                                                   ------------
Expenses:
   Management fees (Note 3a) ...................................................      4,426,360
   Administrative fees (Note 3b) ...............................................        422,899
   Distribution fees (Note 3c)
      Class A ..................................................................        889,057
      Class B ..................................................................        229,721
      Class C ..................................................................      1,187,304
   Transfer agent fees (Note 3e) ...............................................        965,837
   Custodian fees (Note 4) .....................................................        118,848
   Reports to shareholders .....................................................         61,787
   Registration and filing fees ................................................         52,032
   Professional fees ...........................................................         52,202
   Directors' fees and expenses ................................................          9,505
   Other .......................................................................         11,124
                                                                                   ------------
            Total expenses .....................................................      8,426,676
            Expense reductions (Note 4) ........................................           (415)
                                                                                   ------------
               Net expenses ....................................................      8,426,261
                                                                                   ------------
                  Net investment income ........................................     13,658,876
                                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ..................................................     81,839,354
      Foreign currency transactions ............................................     (7,422,007)
      Synthetic equity swaps ...................................................        (28,404)
                                                                                   ------------
            Net realized gain (loss) ...........................................     74,388,943
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (31,859,446)
      Translation of assets and liabilities denominated in foreign currencies ..      1,043,757
                                                                                   ------------
            Net change in unrealized appreciation (depreciation) ...............    (30,815,689)
                                                                                   ------------
Net realized and unrealized gain (loss) ........................................     43,573,254
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ................   $ 57,232,130
                                                                                   ------------


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                 JUNE 30, 2007        YEAR ENDED
                                                                                                  (UNAUDITED)     DECEMBER 31, 2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $     13,658,876   $      11,544,118
      Net realized gain (loss) from investments, securities sold short, synthetic equity
         swaps and foreign currency transactions ...........................................         74,388,943         122,729,435
      Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities denominated in foreign currencies .......................        (30,815,689)         21,491,331
                                                                                               -------------------------------------
            Net increase (decrease) in net assets resulting from operations ................         57,232,130         155,764,884
                                                                                               -------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ...........................................................................           (829,621)         (4,850,586)
         Class A ...........................................................................         (2,074,141)        (11,024,582)
         Class B ...........................................................................           (127,942)           (643,796)
         Class C ...........................................................................           (712,160)         (3,167,122)
      Net realized gains:
         Class Z ...........................................................................         (4,104,115)        (21,917,044
         Class A ...........................................................................        (11,112,634)        (56,478,510)
         Class B ...........................................................................           (832,889)         (4,890,247)
         Class C ...........................................................................         (4,437,783)        (23,212,292)
                                                                                               -------------------------------------
   Total distributions to shareholders .....................................................        (24,231,285)       (126,184,179)
                                                                                               -------------------------------------
   Capital share transactions: (Note 2)
         Class Z ...........................................................................          5,311,245          30,704,932
         Class A ...........................................................................         39,356,196         186,536,002
         Class B ...........................................................................         (3,005,866)          1,574,660
         Class C ...........................................................................         11,425,953          49,182,992
                                                                                               -------------------------------------
   Total capital share transactions ........................................................         53,087,528         267,998,586
                                                                                               -------------------------------------

   Redemption fees .........................................................................              2,196               4,102
                                                                                               -------------------------------------
            Net increase (decrease) in net assets ..........................................         86,090,569         297,583,393
Net assets:
   Beginning of period .....................................................................      1,043,032,469         745,449,076
                                                                                               -------------------------------------
   End of period ...........................................................................   $  1,129,123,038   $   1,043,032,469
                                                                                               =====================================
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period ...........................................................................   $      2,953,740   $      (6,961,272)
                                                                                               =====================================


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series, Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Financial Services Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 27

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


28 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


30 | Semiannual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Series Funds against certain liabilities arising out of the performance of their duties to the Series Funds. Additionally, in the normal course of business, the Series Funds enters into contracts with service providers that contain general indemnification clauses. The Series Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series Funds that have not yet occurred. Currently, the Series Funds expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                ---------------------------------------------------------
                                                     SIX MONTHS ENDED                YEAR ENDED
                                                      JUNE 30, 2007              DECEMBER 31, 2006
                                                ---------------------------------------------------------
                                                  SHARES         AMOUNT        SHARES         AMOUNT
                                                ---------------------------------------------------------
CLASS Z SHARES:
   Shares sold ..............................      661,245   $  15,638,758    1,247,626   $  28,944,258
   Shares issued in reinvestment of
      distributions .........................      190,286       4,549,250    1,108,120      24,688,386
   Shares redeemed ..........................     (627,281)    (14,876,763)    (987,955)    (22,927,712)
                                                ---------------------------------------------------------
   Net increase (decrease) ..................      224,250   $   5,311,245    1,367,791   $  30,704,932
                                                =========================================================
CLASS A SHARES:
   Shares sold ..............................    4,571,103   $ 107,855,657   10,652,294   $ 248,569,023
   Shares issued in reinvestment of
      distributions .........................      512,772      12,254,767    2,801,174      62,452,788
   Shares redeemed ..........................   (3,414,156)    (80,754,228)  (5,391,463)   (124,485,809)
                                                ---------------------------------------------------------
   Net increase (decrease) ..................    1,669,719   $  39,356,196    8,062,005   $ 186,536,002
                                                =========================================================
CLASS B SHARES:
   Shares sold ..............................       42,877   $     980,593      158,560   $   3,562,328
   Shares issued in reinvestment of
      distributions .........................       38,731         900,506      232,836       5,067,757
   Shares redeemed ..........................     (212,840)     (4,886,965)    (312,782)     (7,055,425)
                                                ---------------------------------------------------------
   Net increase (decrease) ..................     (131,232)  $  (3,005,866)      78,614   $   1,574,660
                                                =========================================================


32 | Semiannual Report

Mutual Financial Services Fund

2. CAPITAL STOCK (CONTINUED)

                                                ---------------------------------------------------------
                                                     SIX MONTHS ENDED               YEAR ENDED
                                                      JUNE 30, 2007              DECEMBER 31, 2006
                                                ---------------------------------------------------------
                                                  SHARES        AMOUNT         SHARES        AMOUNT
                                                ---------------------------------------------------------
CLASS C SHARES:
   Shares sold ..............................    1,111,120   $  26,085,788    2,318,404   $  53,362,559
   Shares issued in reinvestment of
      distributions .........................      196,142       4,639,904    1,051,613      23,298,391
   Shares redeemed ..........................     (827,158)    (19,299,739)  (1,197,941)    (27,477,958)
                                                ---------------------------------------------------------
   Net increase (decrease) ..................      480,104   $  11,425,953    2,172,076   $  49,182,992
                                                =========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
---------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
------------------------------------------------------------------------
      0.800%            Up to and including $1 billion
      0.770%            Over $1 billion, up to and including $2 billion
      0.750%            Over $2 billion, up to and including $5 billion
      0.730%            In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
----------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion


                                                          Semiannual Report | 33

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......................................................        0.35%
Class B ......................................................        1.00%
Class C ......................................................        1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ...............................   $ 247,752
Contingent deferred sales charges retained ...................   $  30,653

E. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid transfer agent fees of $965,837, of which $487,810 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.


34 | Semiannual Report

Mutual Financial Services Fund

5. INCOME TAXES

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................................   $ 976,914,095
                                                                  ==============
Unrealized appreciation .......................................   $ 207,983,511
Unrealized depreciation .......................................     (38,801,007)
                                                                  --------------
Net unrealized appreciation (depreciation) ....................   $ 169,182,504
                                                                  ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2007, aggregated $392,206,979 and $353,707,465, respectively.

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2007, the Fund had the following forward exchange contracts outstanding:

--------------------------------------------------------------------------------------------------
                                                 CONTRACT    SETTLEMENT   UNREALIZED   UNREALIZED
                                                 AMOUNT a       DATE         GAIN         LOSS
--------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
     1,704,275      Swedish Krona ...........      248,081      8/15/07   $    1,650   $       --

CONTRACTS TO SELL
    22,223,572      Swiss Franc .............   18,447,391      7/09/07      241,906           --
    19,800,000      Euro ....................   26,069,620      7/13/07           --     (740,825)
    18,282,523      Euro ....................   24,857,284      7/18/07       97,267           --
     5,659,477      New Zealand Dollar ......    4,134,814      8/08/07           --     (214,893)
    11,137,874      British Pound ...........   22,061,630      8/08/07           --     (294,959)
     3,342,110      Euro ....................    4,491,027      8/13/07           --      (39,338)
     3,687,516      Australian Dollar .......    3,056,365      8/14/07           --      (66,110)
   254,173,944      Swedish Krona ...........   37,440,528      8/15/07      195,965           --
   151,250,000      Swedish Krona ...........   21,682,782      8/15/07           --     (480,151)
    41,240,018      Euro ....................   54,529,614      8/27/07           --   (1,400,590)
   253,675,795      Norwegian Krone .........   42,506,326      9/07/07           --     (548,803)
    58,842,000      Taiwan Dollar ...........    1,800,000      9/07/07        2,748           --
    73,935,000      Taiwan Dollar ...........    2,250,000      9/07/07           --       (8,248)


                                                          Semiannual Report | 35

Mutual Financial Services Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                 CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                 AMOUNT a       DATE         GAIN          LOSS
---------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
    48,833,333      Euro ....................   65,591,533      9/13/07   $       --   $  (670,193)
 1,480,303,643      Japanese Yen ............   12,869,072      9/19/07      719,450            --
    26,575,912      Euro ....................   36,348,406      9/24/07      276,052            --
    18,900,000      Euro ....................   25,761,757     10/18/07       92,090            --
    14,307,343      Euro ....................   19,351,867     10/18/07           --       (80,130)
    72,943,835      Danish Krone ............   13,376,827     10/23/07       69,502            --
    14,482,097      Danish Krone ............    2,632,792     10/23/07           --        (9,212)
    19,000,000      Euro ....................   25,507,500     11/26/07           --      (323,835)
    19,905,897      Euro ....................   26,751,349     12/14/07           --      (324,111)
   911,525,000      Japanese Yen ............    7,545,737     12/19/07           --       (21,095)
                                                                          -------------------------
   Unrealized gain (loss) on forward exchange contracts ...............    1,696,630    (5,222,493)
                                                                          -------------------------
      Net unrealized gain (loss) on forward exchange contracts ........   $       --   $(3,525,863)
                                                                          =========================

a In U.S. Dollar unless otherwise indicated.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------
  PRINCIPAL                                                    ACQUISITION
AMOUNT/SHARES    ISSUER                                           DATES          COST         VALUE
-------------------------------------------------------------------------------------------------------
       350,000   Atlantic Banc Holdings Inc. ...............       2/01/07   $ 3,500,000   $ 3,500,000
        10,745   Augsburg Re AG ............................       5/25/06        10,745            --
       123,572   Augsburg Re AG, zero cpn., 7/31/07 ........       5/25/06       123,572            --
       935,171   Cerebrus FIM Investors Auto Finance LLC ...      11/20/06       935,172       941,203


36 | Semiannual Report

Mutual Financial Services Fund

9. RESTRICTED SECURITIES (CONTINUED)

-----------------------------------------------------------------------------------------------------------------
  PRINCIPAL                                                          ACQUISITION
AMOUNT/SHARES    ISSUER                                                 DATES            COST           VALUE
-----------------------------------------------------------------------------------------------------------------
     2,790,322   Cerebrus FIM Investors Auto Finance
                 LLC, 12.00%, 11/22/13 .........................       11/20/06       $ 2,790,322   $  2,808,320
       119,496   Cerebrus FIM Investors Commercial
                 Finance LLC ...................................       11/20/06           119,496        120,267
       358,487   Cerebrus FIM Investors Commercial
                 Finance LLC, 12.00%, 11/22/13 .................       11/20/06           358,487        360,799
       204,465   Cerebrus FIM Investors Commercial
                 Mortgage LLC ..................................       11/20/06           204,466        205,784
       613,397   Cerebrus FIM Investors Commercial
                 Mortgage LLC, 12.00%, 11/22/13 ................       11/20/06           613,397        617,353
       974,086   Cerebrus FIM Investors Insurance LLC ..........       11/20/06           974,087        980,369
     2,922,260   Cerebrus FIM Investors Insurance LLC,
                    12.00%, 11/22/13 ...........................       11/20/06         2,922,260      2,941,109
     2,066,031   Cerebrus FIM Investors Rescap LLC .............       11/20/06         2,066,031      2,079,357
     6,198,092   Cerebrus FIM Investors Rescap LLC,
                    12.00%, 11/22/13 ...........................       11/20/06         6,198,092      6,238,070
         2,167   Elephant Capital Holdings Ltd. ................  8/29/03 - 3/22/07        77,220      2,653,173
       496,868   First Chicago Bancorp .........................       11/16/06         6,956,152      6,956,152
       551,589   Imagine Group Holdings Ltd. ...................       8/31/04          5,649,099      6,279,841
        10,590   NCB Warrant Holdings Ltd., A ..................       12/16/05                --      1,167,971
         7,480   Olympus Re Holdings Ltd. ......................       12/19/01           748,000          9,500
       968,500   Star Asia Finance Ltd. ........................  2/22/07 - 5/18/07     9,836,925     10,653,500
       117,300   Symetra Financial .............................       7/27/04         11,730,000     18,533,400
       456,903   The Bankshares Inc. ...........................       3/22/07          4,569,030      4,569,030
                                                                                                    -------------
                 TOTAL RESTRICTED SECURITIES AND ILLIQUID SECURITIES (6.34% of Net Assets) ......   $ 71,615,198
                                                                                                    =============

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended June 30, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF SHARES                         NUMBER OF SHARES    VALUE AT                REALIZED
                                   HELD AT BEGINNING    GROSS      GROSS      HELD AT END OF      END OF    INVESTMENT    CAPITAL
NAME OF ISSUER                          OF YEAR       ADDITIONS  REDUCTIONS       PERIOD          PERIOD      INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Coast Financial Holdings ........                 --    527,780          --           527,780  $ 1,778,619  $       --         $ --
Franconofurt AG .................            309,280    189,980          --           499,260    8,446,230     203,232
Integrated Alarm Systems a ......          1,277,700         --   1,277,700                --           --          --           --
                                                                                               -------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (0.91% OF NET ASSETS) .......................................  $10,224,849  $  203,232         $ --
                                                                                               =====================================

a Integrated Alarm Services merged with Protection One Inc.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to


                                                          Semiannual Report | 37

Mutual Financial Services Fund

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


38 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED)

MUTUAL FINANCIAL SERVICES FUND

A Special Meeting of Shareholders of Franklin Mutual Series Fund Inc. (the "Series Fund") was held at the Series Fund's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Series Fund and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the fundamental investment restrictions (including six (6) Sub-Proposals) of the Mutual Financial Services Fund ("the Fund") and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Series Fund: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Bruce A. MacPherson, Charles Rubens II, Leonard Rubin and Robert E. Wade. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.  The Election of Directors:

-------------------------------------------------------------------------------------------------------------------
                                                         % OF        % OF                          % OF       % OF
                                                      OUTSTANDING    VOTED                     OUTSTANDING   VOTED
NAME                                     FOR            SHARES       SHARES      WITHHELD         SHARES     SHARES
-------------------------------------------------------------------------------------------------------------------
Edward I. Altman ..............   1,210,704,428.298     57.977%     97.748%   27,896,859.065      1.335%     2.252%
Ann Torre Bates ...............   1,209,916,510.794     57.939%     97.684%   28,684,776.569      1.373%     2.316%
Burton J. Greenwald ...........   1,207,819,500.700     57.838%     97.515%   30,781,786.363      1.474%     2.485%
Bruce A. MacPherson ...........   1,207,458,365.509     57.821%     97.486%   31,142,921.854      1.491%     2.514%
Charles Rubens II .............   1,207,490,031.255     57.823%     97.488%   31,111,256.108      1.489%     2.512%
Leonard Rubin .................   1,206,493,676.220     57.775%     97.408%   32,107,611.143      1.537%     2.592%
Robert E. Wade ................   1,209,575,860.618     57.922%     97.657%   29,025,426.745      1.390%     2.343%
Gregory E. Johnson ............   1,208,290,066.177     57.861%     97.553%   30,311,221.186      1.451%     2.447%
Peter A. Langerman ............   1,210,708,565.729     57.977%     97.748%   27,892,721.634      1.335%     2.252%


                                                          Semiannual Report | 39

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL FINANCIAL SERVICES FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series Fund from a Maryland corporation to a Delaware statutory trust:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................     961,560,903.960     46.046%      77.633%
Against ..............      32,005,362.174      1.533%       2.584%
Abstain ..............      36,579,619.229      1.751%       2.953%
Broker Non-Votes .....     208,455,402.000      9.982%      16.830%
-------------------------------------------------------------------
TOTAL ................   1,238,601,287.363     59.312%     100.000%
-------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      18,898,388.344     40.779%      67.513%
Against ..............       1,288,802.454      2.781%       4.604%
Abstain ..............       2,162,584.408      4.667%       7.726%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding lending:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      18,904,867.230     40.793%      67.536%
Against ..............       1,259,481.545      2.718%       4.499%
Abstain ..............       2,185,426.431      4.716%       7.808%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------


40 | Semiannual Report

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL FINANCIAL SERVICES FUND

(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,036,802.073     41.078%      68.008%
Against ..............       2,404,047.837      5.188%       8.588%
Abstain ..............         908,925.296      1.961%       3.247%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      18,865,397.476     40.708%      67.395%
Against ..............       1,275,370.737      2.752%       4.556%
Abstain ..............       2,209,006.993      4.767%       7.892%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding industry concentration:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,042,364.406     41.090%      68.028%
Against ..............       1,151,773.477      2.485%       4.115%
Abstain ..............       2,155,637.323      4.652%       7.700%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------


                                                          Semiannual Report | 41

Franklin Mutual Series Fund Inc.

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

MUTUAL FINANCIAL SERVICES FUND

(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,196,697.467     41.423%      68.579%
Against ..............       1,002,368.385      2.163%       3.581%
Abstain ..............       2,150,709.354      4.641%       7.683%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

-------------------------------------------------------------------
                                                 % OF        % OF
                                             OUTSTANDING     VOTED
                            SHARES VOTED        SHARES      SHARES
-------------------------------------------------------------------
For ..................      19,944,522.855     43.037%      71.250%
Against ..............       1,430,261.533      3.086%       5.109%
Abstain ..............         974,990.818      2.104%       3.484%
Broker Non-Votes .....       5,642,545.000     12.176%      20.157%
-------------------------------------------------------------------
TOTAL ................      27,992,320.206     60.403%     100.000%
-------------------------------------------------------------------


42 | Semiannual Report

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors (Board), including a majority of the non-interested or independent directors, in 2007, approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the directors for the purpose of considering such renewals, the independent directors held six meetings solely dedicated to the renewal process (one of such meetings was conducted by telephonic conference means and, for the other meetings, those directors unable to attend in person were present by telephonic conference means). Throughout the process, the independent directors received assistance and advice from and met separately with independent counsel. The independent directors met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including a majority of independent directors, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the directors took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the directors received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent directors considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the directors during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The directors reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the directors received and reviewed a report on the investment manager's (and its parent's) profitability (Profitability Study). Over the past year, the Board and counsel to the independent directors continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent directors were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.


                                                          Semiannual Report | 43

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In addition to the above and other matters considered by the directors throughout the course of the year, the following discussion relates to primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The directors cited the investment manager's ability to implement the Fund's disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The directors reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the directors that the Fund's long-term performance is a significant component of incentive-based compensation. The directors noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The directors discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent directors, the directors received reports and presentations on the investment manager's best execution trading policies. The directors considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The directors considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services, favorable periodic reports on shareholder services conducted by independent third parties and the firsthand experience of individual directors who deal with the shareholder services group in their capacities as shareholders in one or more of the various Franklin Templeton funds. While such considerations directly affected the directors' decision in renewing the Funds administrative services and transfer agent and shareholder services agreement with affiliates of the investment manager, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.


44 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Based on their review, the directors were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The directors reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three- and five-year periods ended December 31, 2006, and since the Fund's inception. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments.

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional financial services funds. The Fund had total returns in the second best performing quintile for the one-year period ended December 31, 2006, and had annualized total returns for the three- and five-year periods in the best performing quintiles. The directors noted that, since the Fund's inception over nine years ago, the Fund's total return on an annualized basis for the period beginning on that date and ended December 31, 2006, was in the best performing quintile and exceeded 16%, as shown in the Lipper Section 15(c) Report. They also considered performance in the context of available levels of cash during the periods.

The directors also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. According to the Lipper Section 15(c) Report, the Fund's risk-adjusted performance was in Lipper's best performing quintile of peer funds for the three- and five-year periods ended December 31, 2006, and for the period beginning on the Fund's inception dated and ended December 31, 2006. The directors concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The directors considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The directors noted that the Fund's overall expense ratio has declined over such period. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund.


                                                          Semiannual Report | 45

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The comparable funds to the Fund for expense purposes, as chosen by Lipper, consisted of a subset of the financial services funds used for the performance comparison. The Fund's investment management fee was in the second-highest expense quintile of the group (i.e., the group having the second-highest investment management fee) and its total expenses (including 12b-1 and non-12b-1 service fees) were in the second-highest expense quintile of the group (i.e., the group having the second-highest expenses).

In coming to the determination that the expenses for the Fund were satisfactory, the directors considered the Fund's strong overall performance and factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The directors also compared the Fund's fees to the fees charged to other accounts managed by the investment manager. The directors noted that the effective investment management fee rates of comparable accounts managed by the investment manager were the same or higher than those charged to the Fund.

The directors also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund. The directors noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The directors reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study. The independent directors reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent directors met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The directors considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the directors in considering profitability outside the context of distribution. The directors also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that


46 | Semiannual Report

Mutual Financial Services Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

The Board considered the increased profitability of the investment manager and its affiliates with respect to managing the Fund. As a result of the information provided to the Board and its conversations with management regarding the Profitability Study, the Board agreed to continue to monitor the profitability of the investment manager and its affiliates during the course of the upcoming year. Based upon their consideration of all these factors, the directors determined that the level of profits realized by the investment manager and its affiliates under the investment management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The directors also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The directors, including the independent directors voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The directors noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The directors also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The directors assessed the savings from the breakpoints that were instituted as part of the Fund's investment management fee in 2004 and noted that, as a result of the breakpoints, the Fund and its shareholders experienced savings. The directors believed that the breakpoints approved in 2004 were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The directors also considered the effects a continued increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                                                          Semiannual Report | 47

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


48 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                          Not part of the semiannual report

     [LOGO](R)           One Franklin Parkway
FRANKLIN TEMPLETON       San Mateo, CA 94403-1906
    INVESTMENTS

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 S2007 08/07













ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.       N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.  N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

By /s/GALEN G. VETTER
   ---------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date  August 27, 2007